    As filed with the Securities and Exchange Commission on November 7, 2000
                                       Securities Act Registration No. 333-46832

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                         PRE-EFFECTIVE AMENDMENT NO. 1                      /X/
                        POST-EFFECTIVE AMENDMENT NO.                        / /
                        (Check appropriate box or boxes)

                                 --------------

                    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
               (Exact name of registrant as specified in charter)

                                 (973) 367-7521
                        (Area Code and Telephone Number)

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                                 DEBORAH A. DOCS
                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THE REGISTRATION STATEMENT.

No filing fee is required because of reliance on section 24(f) of the Investment Company Act of 1940.

Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus and Proxy Statement relates to shares registered on Form N-1A (File No. 2-66407).

TITLE OF SECURITIES BEING REGISTERED . . . .SHARES OF COMMON STOCK, PAR VALUE
$.01 PER SHARE

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this
Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration
Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:

         Facing Page

         Contents of Registration Statement

         President's Letter to Shareholders

         Notice of Special Meeting

         Part A - Proxy Statement and Prospectus (Attachment A - Agreement and Plan of Reorganizations)

         Forms of Proxy Cards

         Part B - Statement of Additional Information

         Part C - Other Information

         Exhibits

                        PRUDENTIAL MUNICIPAL SERIES FUND
                              MASSACHUSETTS SERIES
                             NORTH CAROLINA SERIES
                                  OHIO SERIES

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                                                November 3, 2000


Dear Shareholder:

    I am writing to ask you to vote on important proposals that would effectively merge each of Massachusetts Series, North Carolina Series and Ohio Series of Prudential Municipal Series Fund into Prudential National Municipals Fund, Inc. A shareholder meeting of your Series is scheduled for December 7, 2000. This package contains information about the proposals and includes materials you will need to vote. The Board of Trustees of the Prudential Municipal Series Fund has reviewed the proposal with respect to each Series, and has recommended that it be presented to shareholders for their consideration. Although the Trustees have determined that each merger proposal is in the best interest of shareholders of each Series, the final decision is up to you.

    If approved, each merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in the annual operating expenses paid on their investment in the combined fund. To help you understand the proposals, we are including a "Q and A" that answers common questions about the proposed transactions. The accompanying proxy statement includes a detailed description of each proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    - BY TELEPHONE. Finally, you may vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

    If you have any questions before you vote, please call us at
(800) 225-1852. We are glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          Very truly yours,
                                          John R. Strangfeld, Jr.
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. As a quick reference, the following provides a brief overview of the proposals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?


    These proxy materials relate to three mergers -- Massachusetts Series, North Carolina Series and Ohio Series, each a series of Prudential Municipal Series Fund, into Prudential National Municipals Fund (National Municipals Fund). You are being asked to approve only the merger of your Series into Prudential National Municipals Fund. When we refer to a "merger," we mean the transfer of a Series' assets to, and the assumption of its liabilities by, Prudential National Municipals Fund, in exchange for shares of Prudential National Municipals Fund. The shareholders of each Series will vote separately on whether to approve the merger of their Series into Prudential National Municipals Fund. The Merger of a Series is not contingent on the Merger of any other Series.


WHAT ARE THE REASONS FOR THESE MERGERS?


    The proposed mergers are intended to combine similarly managed funds, resulting in what are expected to be overall lower expenses. The mergers are also desirable because of the inability of any Series to attract investors and build an investment portfolio that can effectively pursue the Series' respective objective at a reasonable cost to shareholders. Both the assets and the number of shareholders of each Series have been declining for a number of years. As of June 30, 2000, the assets and the number of shareholder accounts of Massachusetts Series, North Carolina Series and Ohio Series declined to approximately $35.3 million and 1,214, $39.4 million and 1,280, and $62.0 million and 1,280, respectively. The small and declining asset base of each Series has resulted in relatively high expense ratios and prevents each Series from enjoying the economies of scale of National Municipals Fund. National Municipals Fund, which is a substantially larger fund than the Series, will provide a larger asset base over which fixed expenses can be spread, resulting in lower expense ratios for shareholders of each Series.


DO THE SERIES AND NATIONAL MUNICIPALS FUND HAVE SIMILAR INVESTMENT POLICIES?


    Yes. Each Series and National Municipals Fund invest primarily in long-term investment-grade municipal securities the interest income from which is exempt from federal income taxes. One of the principal differences in the investment policies of each Series and National Municipals Fund is that unlike National Municipals Fund, each Series also seeks interest income that is exempt from state taxes (Massachusetts, North Carolina or Ohio, as applicable). After each merger, it is expected that the combined fund will be managed according to the investment objective and policies of National Municipals Fund. Shareholders should recognize that if the merger of their Series occurs, income from their investment in National Municipals Fund will likely be subject to Massachusetts, North Carolina or Ohio, as applicable, state income taxes. Shareholders should consult their own tax advisers regarding the implications of federal, state or local taxes.



    Moreover, the investment objective of each Series and National Municipals Fund differ in that each Series seeks current income consistent with preservation of capital, while National Municipals Fund does not seek preservation of capital. Each Series and National Municipals Fund may invest in high-yield municipal debt obligations (junk bonds), although the Series may invest up to 30% of their respective assets in junk bonds, while National Municipals Fund may only invest up to 15% of its assets in junk bonds. Each Series and National Municipals Fund may purchase insured municipal bonds and invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).


ARE THERE ANY OTHER BENEFITS OF THESE MERGERS?


    Yes. An investment in National Municipals Fund reduces potential concerns relating to inadequate supply of municipal bonds from specific states and offers greater diversification of assets. A state specific municipal fund, such as a Series, may, from time to time, have difficulty obtaining suitable investments due to inadequate supply. A national municipal fund such as National Municipals Fund is not similarly constrained with respect to potential investments. Additionally, since each Series, as a general rule, invests at least 80% of its total assets in debt obligations of Massachusetts, North Carolina or Ohio issuers, as applicable, their portfolios are more susceptible to factors affecting such issuers than that of a national municipal fund such as National Municipals Fund.


WHO ARE THE MANAGERS FOR THE SERIES AND NATIONAL MUNICIPALS FUND?


    Prudential Investments Fund Management currently manages each Series' and National Municipals Fund's investment operations and administers their business affairs. The Prudential Investment Corporation is the subadviser managing each Series' and National Municipals Fund's respective assets. Prudential Investments Fund Management and The Prudential Investment Corporation are expected to serve in these capacities for the combined fund. The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of each Series and National Municipals Fund.


HOW DO THE EXPENSE STRUCTURES OF THE SERIES AND NATIONAL MUNICIPALS FUND
  COMPARE?


    Currently, North Carolina Series and Ohio Series have three classes of stock outstanding: Class A shares, Class B shares and Class C shares. Massachusetts Series and National Municipals Fund currently have four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following tables compare the expenses incurred by the classes of stock offered by each Series with those of National Municipals Fund as of August 31, 2000 and December 31, 1999, respectively.


MASSACHUSETTS SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                        CLASS A       CLASS B    CLASS C       CLASS Z
                                                        --------      --------   --------      --------
Management fees.......................................     .50%          .50%       .50%          .50%
+ Distribution and service (12b-1) fees...............     .30%*         .50%      1.00%*        None
+ Other expenses......................................     .53%          .53%       .53%          .53%
= Total annual Series operating expenses..............    1.33%         1.53%      2.03%         1.03%
- Fee waiver or expense reimbursement.................     .05%*        None        .25%*        None
= Net annual Series operating expenses(1).............    1.28%         1.53%      1.78%         1.03%


------------------------

* For the fiscal year ending August 31, 2001, the Distributor of the Massachusetts Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


(1) On August 23, 2000, the Board of Trustees approved the proposal to merge Massachusetts Series. Effective August 23, 2000, the distribution and service (12b-1) fees for Class A, Class B and Class C shares were limited to .25 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively. As a result of this limitation, the total net operating expenses at August 31, 2000, were 1.28%, 1.52% and 1.76% for Class A, Class B and Class C shares, respectively.

NORTH CAROLINA SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                              CLASS A       CLASS B    CLASS C
                                                              --------      --------   --------
Management fees.............................................     .50%          .50%       .50%
+ Distribution and service (12b-1) fees.....................     .30%**        .50%      1.00%**
+ Other expenses............................................     .40%          .40%       .40%
= Total annual Series operating expenses....................    1.20%         1.40%      1.90%
- Fee waiver or expense reimbursement.......................     .05%**       None        .25%**
= Net annual Series operating expenses(1)...................    1.15%         1.40%      1.65%


------------------------

**    For the fiscal year ending August 31, 2001, the Distributor of the North
     Carolina Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


(1) On August 23, 2000, the Board of Trustees approved the proposal to merge North Carolina Series. Effective August 23, 2000, the distribution and service (12b-1) fees for Class A, Class B and Class C shares were limited to .25 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively. As a result of this limitation, the total net operating expenses at August 31, 2000, were 1.15%, 1.39% and 1.64% for Class A, Class B and Class C shares, respectively.


OHIO SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                              CLASS A       CLASS B    CLASS C
                                                              --------      --------   --------
Management fees.............................................     .50%          .50%       .50%
+ Distribution and service (12b-1) fees.....................     .30%***       .50%      1.00%***
+ Other expenses............................................     .37%          .37%       .37%
= Total annual Series operating expenses....................    1.17%         1.37%      1.87%
- Fee waiver or expense reimbursement.......................     .05%***      None        .25%***
= Net annual Series operating expenses(1)...................    1.12%         1.37%      1.62%


------------------------

***   For the fiscal year ending August 31, 2001, the Distributor of the Ohio
     Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


(1) On August 23, 2000, the Board of Trustees approved the proposal to merge Ohio Series. Effective August 23, 2000, the distribution and service (12b-1) fees for Class A, Class B and Class C shares were limited to .25 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively. As a result of this limitation, the total net operating expenses at August 31, 2000, were 1.12%, 1.36% and 1.61% for Class A,
     Class B and Class C shares, respectively.


NATIONAL MUNICIPALS FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                     CLASS A        CLASS B    CLASS C        CLASS Z
                                                     --------       --------   --------       --------
Management fees....................................    .48%            .48%       .48%          .48%
+ Distribution and service (12b-1) fees............    .30%****        .50%      1.00%****     None
+ Other expenses...................................    .13%            .13%       .13%          .13%
= Total annual Fund operating expenses.............    .91%           1.11%      1.61%          .61%
- Fee waiver or expense reimbursement..............    .05%****       None        .25%****     None
= Net annual Fund operating expenses...............    .86%           1.11%      1.36%          .61%

------------------------

****  For the fiscal year ending December 31, 2000, the Distributor of National
     Municipals Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

ARE THE MERGERS TAXABLE EVENTS FOR FEDERAL INCOME TAX PURPOSES?

    Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF NATIONAL MUNICIPALS FUND AFTER THE MERGERS?


    If each proposal is approved, based on information available as of June 30, 2000, the combined Fund is anticipated to have approximately $729.9 million in assets.


HOW WILL WE DETERMINE THE NUMBER AND CLASS OF SHARES OF NATIONAL MUNICIPALS FUND
  THAT YOU WILL RECEIVE?


    As of the close of business of the New York Stock Exchange on the date each Merger is consummated, shareholders of each Series will receive the number of full and fractional Class A shares of National Municipals Fund that is equal in value to the net asset value of their Class A, Class B or Class C shares of Massachusetts Series, North Carolina Series or Ohio Series, as applicable, on that date. On that date, Class Z shareholders of Massachusetts Series will receive the number of full and fractional Class Z shares of National Municipals Fund that is equal in value to the net asset value of their Class Z shares. Each Merger is anticipated to occur on December 15, 2000.


HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

    Yes. The Board of Trustees of Prudential Municipal Series Fund, of which each Series is a part, has approved the proposal with respect to each Series and recommends that you vote to approve the proposals.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve a merger proposal by the time of the meeting (December 7, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

WHAT HAPPENS IF THE PROPOSAL FOR MY SERIES IS NOT APPROVED?


    If shareholders of a Series do not approve the Merger with respect to such Series or if such Merger is not completed, such Series will continue to engage in business as a series of a registered investment company with its current fee structure, and the Board will consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series. The Merger of a Series is not contingent on the Merger of any other Series.


HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of a Series on the record date. The record date is October 13, 2000. Remember, you are voting to approve the proposal only with respect to the Series in which you own shares.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                        PRUDENTIAL MUNICIPAL SERIES FUND
                              MASSACHUSETTS SERIES
                             NORTH CAROLINA SERIES
                                  OHIO SERIES

                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of each of Massachusetts Series, North Carolina Series and Ohio Series (each, a Series, and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on December 7, 2000, at 10:00 a.m. Eastern time, for the following purposes:


    1. To approve an Agreement and Plan of Reorganizations under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential National Municipals Fund, Inc. (National Municipals
Fund), National Municipals Fund will be the surviving fund, and each whole and fractional share of Class A, Class B and Class C shares of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of National Municipals Fund, and each whole and fractional share of Class Z shares of the Massachusetts Series shall be exchanged for whole and fractional shares of equal net asset value of Class Z shares of National Municipals Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Trustees has fixed the close of business on October 13, 2000 as the record date for the determination of the shareholders of each Series entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          Deborah A. Docs
                                          SECRETARY


Dated: November 3, 2000


 A PROXY CARD FOR YOUR SERIES IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF THE MUNICIPAL SERIES FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL RELATING TO YOUR SERIES.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:


                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
  2.  XYZ Corporation                               John Smith, President
      c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
  2.  Jones Family Trust                            Charles Jones, Trustee
  3.  Sarah Clark, Trustee                          Sarah Clark, Trustee
      u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
      f/b/o Jessica Wilson UTMA
      New Jersey

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                                   PROSPECTUS

                                      AND

                        PRUDENTIAL MUNICIPAL SERIES FUND

                              MASSACHUSETTS SERIES
                             NORTH CAROLINA SERIES
                                  OHIO SERIES

                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                            ------------------------


                                NOVEMBER 3, 2000


                             ---------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Massachusetts Series, North Carolina Series and Ohio
Series (each, a Series, and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series Fund) in connection with the solicitation of proxies by the Municipal Series Fund's Board of Trustees for use at the Special Meeting of Shareholders of each Series and at any adjournments of the meeting (the Meeting). The Meeting will be held on December 7, 2000, at 10:00 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.


    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganizations (the Agreement) under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential National Municipals Fund, Inc. (National Municipals Fund), in exchange for shares of National Municipals Fund. With respect to each Series, these transactions are collectively referred to as the Merger. If the Mergers are approved, each Series will be terminated and National Municipals Fund will be the surviving fund, and each whole and fractional share of Class A, Class B and Class C shares offered by each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of National Municipals Fund, and each whole and fractional share of Class Z shares of the Massachusetts Series shall be exchanged for whole and fractional shares of equal net asset value of Class Z shares of the National Municipals Fund on December 15, 2000, or such later date as the parties may agree (the Closing Date).


    National Municipals Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. National Municipals Fund's investment objective is to seek a high level of current income exempt from federal income taxes. National Municipals Fund seeks to achieve its objective by normally investing primarily in long-term municipal bonds of medium quality. National Municipals Fund also invests in junk bonds, insured municipal bonds and certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).


    Municipal Series Fund is an open-end registered management investment company comprised of eleven individual series, three of which are the Massachusetts Series, North Carolina Series and Ohio Series. Municipal
Series Fund is organized as a Massachusetts business trust under the laws of the state of Massachusetts. Each Series is diversified. The objective of each Series is to maximize current income that is exempt from state income tax (Massachusetts, North Carolina or Ohio, as applicable) and federal income tax, consistent with the preservation of capital. Each Series invests primarily in long-term, investment grade state and local municipal obligations of Massachusetts, North Carolina or Ohio, as applicable. In conjunction with its respective investment objective, each Series may invest in debt obligations with the potential for capital gain. Each Series also invests in junk bonds, insured municipal bonds and certain municipal bonds the interest on which is subject to the AMT.


    IF SHAREHOLDERS OF MASSACHUSETTS SERIES, NORTH CAROLINA SERIES AND OHIO SERIES APPROVE THE MERGER WITH RESPECT TO THEIR SERIES, THE SHAREHOLDERS OF SUCH SERIES WILL BECOME SHAREHOLDERS OF NATIONAL MUNICIPALS FUND. THE MERGER OF A SERIES INTO NATIONAL MUNICIPALS FUND IS NOT CONTINGENT ON THE MERGER OF ANY OTHER SERIES. SHAREHOLDERS OF EACH SERIES VOTE SEPARATELY ON THE MERGER OF THEIR SERIES.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger of each Series and National Municipals Fund that a shareholder of the Series should know before voting on the proposed Merger with respect to their Series. A Statement of Additional Information dated November 3, 2000, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated March 3, 2000, as supplemented to date, which offers shares of National Municipals Fund. The Statement of Additional Information for National Municipals Fund, dated March 3, 2000, as supplemented to date, is available upon request. Enclosed with this Proxy Statement are the Annual and Semi-Annual Reports to shareholders of National Municipals Fund for the fiscal year ended December 31, 1999 and the six-month period ended June 30, 2000, respectively. The Prospectus and Statement of Additional Information and supplements thereto for National Municipals Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. Enclosed is a Prospectus for your Series dated November 3, 2000, as supplemented to date. A Prospectus for each Series dated November 3, 2000, as supplemented to date, and the Statement of Additional Information for Municipal Series Fund, which includes each Series, dated November 3, 2000, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED NATIONAL MUNICIPALS FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS



1     VOTING INFORMATION
6     Vote Required

6     SYNOPSIS
6     Investment Objectives and Policies
7     Purchases, Redemptions, Exchanges and Distributions
7     The Proposed Mergers
8     Expense Structures
10    Comparative Fee Tables
11    Examples of the Effect of Series and National Municipals
      Fund Expenses
13    Pro Forma Capitalization and Ratios
14    Performance Comparisons of the Series and National
      Municipals Fund
15    Forms of Organization

17    COMPARISON OF PRINCIPAL RISK FACTORS

19    INVESTMENT OBJECTIVES AND POLICIES
19    Investment Objectives
19    Principal Investment Strategies

20    COMPARISON OF OTHER POLICIES OF EACH SERIES AND NATIONAL
      MUNICIPALS FUND
20    Diversification
20    Borrowing
21    Lending
21    Illiquid Securities
21    Temporary Defensive Investments

21    OPERATIONS OF NATIONAL MUNICIPALS FUND FOLLOWING THE MERGERS

21    PURCHASES, REDEMPTIONS AND EXCHANGES
21    Purchasing Shares
22    Redeeming Shares
22    Minimum Investment Requirements
22    Purchases and Redemptions of each Series and National
      Municipals Fund
22    Exchanges of Series and National Municipals Fund Shares
23    Dividends and Other Distributions

23    FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

23    THE PROPOSED TRANSACTIONS
23    Agreement and Plan of Reorganizations
24    Reasons for the Mergers
25    Description of the Securities to be Issued
26    U.S. Federal Income Tax Considerations
27    Conclusion

27    ADDITIONAL INFORMATION ABOUT NATIONAL MUNICIPALS FUND

28    MISCELLANEOUS
28    Legal Matters
28    Independent Accountants
28    Available Information
28    Notice to Banks, Broker-Dealers and Voting Trustees and
      Their Nominees

28    SHAREHOLDER PROPOSALS

29    OTHER BUSINESS

A-1   ATTACHMENT A: Agreement and Plan of Reorganizations between
      Prudential Municipal Series Fund and Prudential National
      Municipals Fund, Inc.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                              MASSACHUSETTS SERIES

                             NORTH CAROLINA SERIES

                                  OHIO SERIES

                                each a series of

                        PRUDENTIAL MUNICIPAL SERIES FUND

                 TO BE HELD ON DECEMBER 7, 2000, AT: 10:00 A.M.

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Prudential Municipal Series Fund (Municipal Series Fund) to be used at the Special Meeting of Shareholders of each of Massachusetts Series, North Carolina Series and Ohio Series (each, a Series, and collectively, the Series), each a series of Municipal Series Fund, and at any adjournments of the Special Meeting (the Meeting), to be held on December 7, 2000, at 10:00 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, the principal executive office of The Prudential Investment Corporation (PIC). PIC serves as the investment adviser to Prudential National Municipals Fund, Inc. (National Municipals Fund, and together with the Municipal Series Fund, the Funds) and each Series.


    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 7, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Municipal Series Fund, on behalf of each Series. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Municipal Series Fund, on behalf of each Series. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations (including the costs of retaining Shareholder Communications Corporation) will be borne by each Series and National Municipals Fund based on their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of each Series.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Municipal Series Fund, on behalf of a Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly completed and received by Municipal Series Fund, on behalf of a Series, prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting. With respect to each Series, quorum is established when a majority of a Series' total shares outstanding and entitled to vote are present in person at the Meeting or represented by proxy.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because Proposal No. 1 requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, will have the effect of a vote AGAINST Proposal No. 1.


    Municipal Series Fund, on behalf of each Series, also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Series and National Municipals Fund based on their respective assets. If a Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.



    Shareholders may also cast their vote via the internet. The expenses associated with internet voting will be borne by the Series and National Municipals Fund based on their respective assets. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder. Proxies given by the internet may be revoked at any time before they are voted in the same manner proxies voted by mail may be revoked.


    With respect to each Series, if a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting with respect to such Series, to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares of a Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment with respect to a Series, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on a Merger with respect to a Series described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received. The shareholders of each Series vote separately on the Merger of their Series and on any other business relating to their Series.


    Shareholders of record of each class of each Series at the close of business on October 13, 2000 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were: 2,461,746.591 Class A shares, 674,355.694 Class B shares, 27,684.039 Class C shares and 6,670.678 Class Z shares issued and outstanding of Massachusetts Series; 2,582,048.507 Class A shares, 774,638.084 Class B shares and 2,773.979 Class C shares issued and outstanding of North Carolina Series; and 3,991,878.019 Class A shares, 1,169,643.821 Class B shares and 15,834.039 Class C shares issued and outstanding of Ohio Series.

    As of October 13, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the Massachusetts
Series:



NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
Henry P. Hall                                                    2,895/C         10.46%
  35 River St.
  Concord, MA 01742-2223
Richard M. Osgood                                                2,262/C          8.17%
  & Mary R. Osgood JT TEN
  P.O. Box 12
  Winchester, MA 01890-0012
Mr. Mark W. Lightbody                                            4,558/C         16.46%
  & Mrs. Arlyn F. Lightbody JT TEN
  31 Edge St.
  Ipswich, MA 01938-1109
Stanley F. Wisniewski Jr. &                                      5,416/C         19.56%
  Eleanor A. Wisniewski JT TEN
  173 Fales Rd.
  No. Attleboro, MA 02760-4461
Legg Mason Wood Walker, Inc.                                     4,162/C         15.03%
  425-00072-10
  P.O. Box 1476
  Baltimore, MD 21203
Ms. Bertha S. Sacco                                              4,657/C         16.82%
  70 Gaslight Ln.
  North Easton, MS 02356-2731
James A. Meagher                                                   651/Z          9.76%
  Mrs. Loriann R. Meagher JT TEN
  85 Westland Rd.
  Weston, MA 02193-1327
Mr. Jerome S. Nasolewski                                           346/Z          5.19%
  31 Lamplighter Dr.
  Shrewbury, MA 01545-5453
Dr. Suzanne Keller                                               1,408/Z         21.12%
  P.O. Box 85
  Deerfield, MA 01342-0085
Dr. Joseph Lash Jr. TTEE                                         4,251/Z         63.73%
  Joseph Lash Jr. Revocable Trust
  DTD 10/21/96
  UA DTD 11/03/98
  649 Main Street
  P.O. Box 649
  Chester, VT 05143

    As of October 13, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the North Carolina
Series:



NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
Mrs. Melba S. Jones                                             1,298/C          46.79%
  200 W. Cornwall Rd. #107
  Cary, NC 27511-3865
Melvin K. Morgan                                                  200/C           7.21%
  1135 Gold Knob Rd.
  Salisbury, NC 28145-8167
S. J. Black And Son Inc.                                        1,031/C          37.17%
  P.O. Box 1105
  Monroe, NC 28111-1105
David M. Heathcoat Jr.                                            222/C           8.00%
  Mary Grace Heathcoat JT TEN
  100 Honeysuckle Ln.
  Cary, NC 27513



    As of October 13, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the Ohio Series:



NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
Orvilla J. Wangler                                              2,435/C          15.38%
  Subject To STA TOD RULES-NJ
  182 St. Francis Ave., Room 108
  Tiffin, OH 44883-3456
Mrs. Mary C. Leon                                               2,687/C          16.97%
  1003 Lakeville Dr.
  Cincinnati, OH 45233-4527
Bobby G. Gresham                                                  994/C           6.28%
  Mildred V. Gresham JT TEN
  1309 Fowles Dr.
  Columbus, OH 43224
Charles E. Cartwright                                             806/C           5.09%
  Janet L. Cartwright JT TEN
  700 Swayne Dr.
  Coshocton, OH 43812
Larry A. Smith &                                                1,779/C          11.24%
  Peggy S. Smith JT TEN
  500 Coover Rd.
  Delaware, OH 43015
Mr. Frederick L. Bookout                                        3,327/C          21.01%
  TTEE G. Naomi Bookout Trust
  UA DTD 01/21/98
  2571 Little Dry Run Rd.
  Cincinnati, OH 45244-2849

    On October 13, 2000, there were 31,770,392.904 Class A shares, 4,088,383.382
Class B shares, 161,469.070 Class C shares and 53,699.887 Class Z shares issued and outstanding of National Municipals Fund.



NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
Katz-Ridgefield                                                 21,242/C       13.16%
  Investment
  Partnership LP
  c/o John Katz
  473 Ridgebury Rd.
  Ridgefield, CT 06877-1214
Worldwide Fowarders Inc.                                        36,975/C       22.90%
  Richard H. Panadero
  9706 SW 155 CT
  Miami, FL 33196
Huntington Newspaper Inc.                                        8,787/C        5.44%
  Attn: Larry Hensley
  P.O. Box 860
  Huntington, IN 46750-0860
Anna E. Stedman                                                  4,739/Z        8.82%
  Cooper River Plaza
  121 South Bldg
  5105 Park Dr.
  Pennsauken, NJ 08109
Mr. Peter H. Chang                                               3,194/Z        5.95%
  Mr. Herbert L. Limpan &
  Mr. Davis S. Wilson
  CO-TTEES
  UW ENID D MINTZ DECD
  FBO Deborah L. Cramer (A Trust)
  3382 Fielders Pt.
  Dacula, GA 30019-2968
Mr. Marvin E. Tower                                              2,712/Z        5.05%
  4642 Buckline Ct.
  Dunwoody, GA 30338-5646
Mr. Paul L. Pahmier &                                            3,565/Z        6.64%
  Mrs. Helen A. Pahmier JT TEN
  TOD ACCOUNT
  3120 S. Broadway
  Yorktown, IN 47396-9647
Mrs. Mary Lou Marshall                                           3,494/Z        6.51%
  TOD ACCT
  4741 E. 500 S
  Middletown, IN 47356



    Shareholders of National Municipals Fund are not entitled to vote on any Merger.


    As of October 13, 2000, the Trustees/Directors and officers of Municipal Series Fund and National Municipals Fund, owned, in the aggregate, less than 1% of each class of each Series' and National Municipals Fund's total outstanding shares, respectively. Prudential Securities Incorporated intends to vote any shares of a Series for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

    APPROVAL OF THE MERGER WITH RESPECT TO EACH SERIES REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING, IF A QUORUM IS PRESENT, WITH RESPECT TO SUCH SERIES.

                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganizations (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of each Series and National Municipals Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read this Proxy Statement and the Prospectus of National Municipals Fund for more complete information.


    The Mergers would transfer all of the assets and liabilities of each Series into National Municipals Fund, a larger mutual fund also managed by Prudential Investments Fund Management LLC (PIFM), for which PIC also acts as investment adviser. For each Series as to which the Merger is approved, that Series will cease to exist and current shareholders of that Series will become shareholders of National Municipals Fund.


INVESTMENT OBJECTIVES AND POLICIES


    Each Series and National Municipals Fund have similar investment objectives and policies. The investment objective of each of Massachusetts Series, North Carolina Series and Ohio Series is to maximize current income that is exempt from state income tax (Massachusetts, North Carolina and Ohio, respectively), and federal income tax, consistent with the preservation of capital. Each
Series seeks to achieve its respective investment objective by investing primarily in long-term investment grade state (Massachusetts, North Carolina or Ohio, as applicable) and local municipal fixed-income securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income exempt from those state and federal income taxes. In conjunction with its respective investment objective, each Series may invest in debt obligations with the potential for capital gain. Investment grade debt obligations in which each Series invests are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that PIC believes are comparable in quality.



    National Municipals Fund's investment objective is to seek a high level of current income exempt from federal income taxes. National Municipals Fund seeks to achieve its objective by investing primarily in long-term municipal bonds of medium quality issued by a state, territory or possession of the United States of America, or any political subdivision thereof, or the District of Columbia. Medium quality bonds are bonds rated A and Baa by Moody's and A and BBB by S&P, or comparably rated by another major rating service.


    The investment objectives of each Series and National Municipals Fund primarily differ in that National Municipals Fund does not seek to provide income that is exempt from state income taxes. This means that if the Mergers occur, income from your investment in National Municipals Fund will likely be subject to income taxation by your state of residence.

    Although each Series and National Municipals Fund may invest in "non-investment grade" bonds (commonly known as "junk bonds"), each Series may invest up to 30% of its respective assets in junk bonds, while National Municipals Fund may only invest up to 15% of its assets in junk bonds. Each Series and National Municipals Fund may invest in insured municipal bonds and certain municipal bonds the interest of which is subject to the federal alternative minimum tax (AMT).

    Each Series and National Municipals Fund have the same manager (PIFM), the same investment adviser (PIC), the same investment team (Municipal Bond Team) and the same team leader (Evan Lamp). The Municipal Bond Team, which is primarily responsible for overseeing the day-to-day management of each Series and National Municipals Fund, utilizes the same investment approach in selecting investments for each Series and National Municipals Fund. The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2000, PIFM served as manager to all 49 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $75.1 billion.


    The benchmark index for each Series and National Municipals Fund is the Lehman Brothers Municipal Bond Index, an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment grade municipal bonds have performed. Each Series and National Municipals Fund also use the Lipper Municipal Debt Funds Category (which is based on the average return of all mutual funds in this category) as a benchmark of their performance, although each Series uses its applicable state specific category of this benchmark.

    While each Series and National Municipals Fund make every effort to achieve their respective investment objective, they can't guarantee success.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    The purchase, redemption and exchange policies of each Series and National Municipals Fund are identical and are not expected to change after the Mergers.


    Each Series and National Municipals Fund distribute dividends out of any net investment income, plus short-term capital gains, to shareholders, typically every month. As discussed above, each Series' dividends are exempt from Massachusetts, North Carolina and Ohio, as applicable, personal income taxes imposed upon residents of such states. National Municipals Fund's dividends will likely not be exempt from any state income taxes. Each Series and National Municipals Fund also distributes long-term capital gains to shareholders, typically once a year.


THE PROPOSED MERGERS


    Shareholders of each Series will be asked at the Meeting to vote upon and approve the Agreement, under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, National Municipals Fund whereupon the separate existence of each Series will cease and National Municipals Fund will be the surviving mutual fund, and each whole and fractional share of Class A, Class B and Class C shares of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of National Municipals Fund, and each whole and fractional share of Class Z shares of Massachusetts Series shall be exchanged for whole and fractional shares of equal net asset value of Class Z shares of National Municipals Fund, on or about the Closing Date. Approval of each Merger will be determined solely by approval of the shareholders of the relevant Series. Shareholders of each Series will vote separately on whether to approve the Merger of their Series into National Municipals Fund. No vote by shareholders of National Municipals Fund is required.


    The Agreement provides that it is a condition to each Series' and National Municipals Fund's obligation to complete each respective Merger that the Funds, with respect to each Series, will have received an opinion of counsel that no Merger will result in any gain or loss for U.S. federal income tax purposes to the respective Series, National Municipals Fund, or the shareholders of the respective Series.

EXPENSE STRUCTURES

    Each Series and National Municipals Fund pays a management fee to PIFM for managing its investment operations and administering its business affairs. The management fee is calculated daily and paid to PIFM every month. PIFM, in turn, reimburses PIC, the investment adviser, for its reasonable costs and expenses in providing advisory services to each Series and National Municipals Fund, respectively. Municipal Series Fund, on behalf of each Series, has agreed to pay a management fee to PIFM at an annual rate of .50 of 1% of the average daily net assets of such Series, with no breakpoints. National Municipals Fund has agreed to pay a management fee to PIFM with breakpoints which lower the management fee as fund size increases so that PIFM's contractual fee is .50 of 1% up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million, and .375 of 1% in excess of $1.5 billion, in each case of National Municipals Fund's average daily net assets. Since National Municipals Fund's assets currently exceed $250 million, it currently pays PIFM at a lower rate than that currently paid by each Series. Moreover, if all three Mergers are consummated, the effective management fee is expected to decrease further as a result of the breakpoints.

    The management fee paid by each Series and National Municipals Fund covers PIFM's oversight of each Series' and National Municipals Funds' respective investment portfolios. PIFM also administers Municipal Series Fund's, including the Series', and National Municipals Funds' corporate affairs and, in connection therewith, furnishes the Funds' office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Trustees/Directors of the Funds without compensation.


    Each Series' and National Municipals Fund's distribution expense structures are the same. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of each Series' and National Municipals Fund's shares. The Distributor incurs the expenses of distributing each Series' and National Municipals Fund's shares, including commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.


    Each Series and National Municipals Fund pay the Distributor a distribution and service (12b-1) fee at an annual rate of: .30 of 1% of the average daily net assets of their respective Class A shares; .50 of 1% of the average daily net assets of their respective Class B shares; and 1% of the average daily net assets of their respective Class C shares. Class Z shares are not subject to any distribution and service (12b-1) fees. For the current fiscal year of each Series and National Municipals Fund, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of each such class. Since each Series' Class B and Class C shareholders will, as a result of the Mergers, receive Class A shares of National Municipals Fund in exchange for their shares, such shareholders will benefit from the lower distribution and service (12b-1) fees incurred by Class A shares.

    Shareholders should understand that the contractual waiver by the Distributor is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver extends through August 31, 2001 and December 31, 2000 for each Series and National Municipals Fund, respectively. There is no assurance that the Distributor will continue any waiver beyond the indicated dates.


    Each Series and National Municipals Fund also pay certain other expenses in connection with their operations, including accounting, legal, audit and registration expenses. Other expenses incurred by each class of Massachusetts Series, North Carolina Series and Ohio Series, for the fiscal year ending August 31,

2000 were .53%, .40% and .37%, respectively, and by each class of National Municipals Fund for the fiscal year ending December 31, 1999 was .13%. Annualized other expenses incurred by each class of National Municipals Fund for the period ending June 30, 2000 were .17%. Although the basis for calculating these fees and expenses is the same for National Municipals Fund and each Series, the per share effect on shareholder returns is affected by their relative size. Combining National Municipals Fund with each Series will reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of National Municipals Fund and each Series as is currently required.


    The following table shows the net annual operating expenses for each class of shares of each Series, as applicable, as of August 31, 2000, and for each class of shares of National Municipals Fund as of December 31, 1999. The table also shows National Municipals Fund's annualized total operating expenses for the period ended June 30, 2000.


                                                                                      NATIONAL
                                                                                     MUNICIPALS    NATIONAL
                                     MASSACHUSETTS   NORTH CAROLINA   OHIO SERIES       FUND      MUNICIPALS
                                     SERIES (AS OF   SERIES (AS OF       (AS OF        (AS OF      FUND (AS
                                     8/31/00) (1)     8/31/00) (1)    8/31/00) (1)   12/31/99)    OF 6/30/00)
                                     -------------   --------------   ------------   ----------   -----------
Class A*...........................       1.28%           1.15%           1.12%           .86%          .90%
Class B............................       1.53%           1.40%           1.37%          1.11%         1.15%
Class C*...........................       1.78%           1.65%           1.62%          1.36%         1.40%
Class Z............................       1.03%            N/A             N/A            .61%          .65%


------------------------

* These expense ratios are after deduction of fee waivers. As discussed above, for each of the Series and National Municipals Fund, the Distributor has agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively, of each Series and National Municipals Fund.


(1) On August 23, 2000, the Board of Trustees of Municipal Series Fund, of which each of the Massachusetts Series, North Carolina Series and Ohio Series is a part, approved the proposal to merge each series into National Municipals Fund. Effective August 23, 2000, the distribution and service (12b-1) fees for Class A, Class B and Class C shares of each of Massachusetts Series, North Carolina Series and Ohio Series were limited to .25 of 1% of the average daily net assets of Class A, Class B and Class C shares. As a result of this limitation, the total net operating expenses at August 31, 2000, were 1.28%, 1.52% and 1.76% for Class A, Class B and Class C shares, respectively, for Massachusetts Series; 1.15%, 1.39% and 1.64% for Class A, Class B and Class C shares, respectively, for North Carolina Series; and 1.12%, 1.36% and 1.61% for Class A, Class B and Class C shares, respectively, for Ohio Series.


    If shareholders approve the Mergers, National Municipals Fund's expense structure will apply. Assuming continuation of National Municipals Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of each Series. If the proposed Merger is not approved with respect to a Series, such Series will continue with its current fee structure except that there is no assurance that the fee waiver of the Distributor will continue past August 31, 2001. For more information about each Series' and National Municipals Fund's current fees, refer to their respective Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Mergers are approved.

    Overall, the proposed Mergers would provide each Series' shareholders with the following benefits:


    - the opportunity to participate in a larger fund with an investment objective and policies similar to each Series' investment objective and policies, which may be able to more effectively pursue its investment objective at a reasonable cost to shareholders;


    - greater diversification of assets;

    - due to greater economies of scale, annual operating expenses for each class of shares of each Series are expected to be lower than those currently incurred by such shares;

    - as a result of their receipt of Class A shares of National Municipals Fund, each Series' Class B and Class C shareholders will no longer be subject to a CDSC and will benefit from lower distribution and service (12b-1) fees; and

    - reduced concerns relating to inadequate supply of state specific municipal bonds.

    THE BOARD OF TRUSTEES OF THE MUNICIPAL SERIES FUND BELIEVES THAT THE MERGERS WILL BENEFIT EACH SERIES' SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER WITH RESPECT TO THEIR SERIES.

COMPARATIVE FEE TABLES


    The following tables show the fees and expenses of Class A, Class B and Class C shares of each Series, and Class Z shares of Massachusetts Series, and of Class A, Class B, Class C and Class Z shares of National Municipals Fund, and pro forma fees for the combined fund after giving effect to the Mergers, including the effect of the Distributor's contractual fee waiver previously described. Class B and Class C shareholders of each Series should bear in mind that they will receive Class A shares for their Series shares.


    Operating expenses for each Series and National Municipals Fund are paid out of their respective assets. Expenses are factored into each Series' and National Municipals Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Series for the twelve-month period ended August 31, 2000 and of National Municipals Fund for the twelve-month period ended December 31, 1999 and are calculated as a percentage of average net assets of each Series and National Municipals Fund, respectively. The pro forma combined figures are based on June 30, 2000 amounts.

CLASS A SHARES


                                                                                            NATIONAL    PRO FORMA
                                            MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                               SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                               CLASS A          SERIES         CLASS A      CLASS A      CLASS A
                                               SHARES       CLASS A SHARES     SHARES        SHARES      SHARES
                                            -------------   --------------   -----------   ----------   ---------
Management fees...........................       .50%            .50%            .50%         .48%        .48%
+ Distribution and service (12b-1) fees...       .30%*           .30%*           .30%*        .30%*       .30%*
+ Other expenses..........................       .53%            .40%            .37%         .13%        .14%
= TOTAL ANNUAL OPERATING EXPENSES.........      1.33%           1.20%           1.17%         .91%        .92%
- Fee waiver or expense reimbursement.....       .05%*           .05%*           .05%*        .05%*       .05%*
                                                -----           -----           -----         ----        ----
= NET ANNUAL OPERATING EXPENSES...........      1.28%           1.15%           1.12%         .86%        .87%


------------------------

* For the fiscal year ending August 31, 2001 and December 31, 2000, for each Series and National Municipals Fund, respectively, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the respective Class A shares.

CLASS B SHARES


                                                                                            NATIONAL    PRO FORMA
                                            MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                               SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                               CLASS B          SERIES         CLASS B      CLASS B      CLASS B
                                               SHARES       CLASS B SHARES     SHARES        SHARES      SHARES
                                            -------------   --------------   -----------   ----------   ---------
Management fees...........................          .50%            .50%           .50%          .48%        .48%
+ Distribution and service (12b-1) fees...          .50%            .50%           .50%          .50%        .50%
+ Other expenses..........................          .53%            .40%           .37%          .13%        .14%
= TOTAL ANNUAL OPERATING EXPENSES.........         1.53%           1.40%          1.37%         1.11%       1.12%
- Fee waiver or expense reimbursement.....          None            None           None          None        None
                                                --------        --------        -------       -------     -------
= NET ANNUAL OPERATING EXPENSES...........         1.53%           1.40%          1.37%         1.11%       1.12%


CLASS C SHARES


                                                                                            NATIONAL    PRO FORMA
                                            MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                               SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                               CLASS C          SERIES         CLASS C      CLASS C      CLASS C
                                               SHARES       CLASS C SHARES     SHARES        SHARES      SHARES
                                            -------------   --------------   -----------   ----------   ---------
Management fees...........................       .50%            .50%            .50%          .48%        .48%
+ Distribution and service (12b-1) fees...      1.00%*          1.00%*          1.00%*        1.00%*      1.00%*
+ Other expenses..........................       .53%            .40%            .37%          .13%        .14%
= TOTAL ANNUAL OPERATING EXPENSES.........      2.03%           1.90%           1.87%         1.61%       1.62%
- Fee waiver or expense reimbursement.....       .25%*           .25%*           .25%*         .25%*       .25%*
                                                ----            ----            ----          ----        ----
= NET ANNUAL OPERATING EXPENSES...........      1.78%           1.65%           1.62%         1.36%       1.37%


------------------------

* For the fiscal year ending August 31, 2001 and December 31, 2000, for each Series and National Municipals Fund, respectively, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class C shares to .75 of 1% of the average daily net assets of the respective Class C shares.

CLASS Z SHARES

                                                                              NATIONAL    PRO FORMA
                                                             MASSACHUSETTS   MUNICIPALS   COMBINED
                                                                SERIES          FUND        FUND
                                                                CLASS Z       CLASS Z      CLASS Z
                                                                SHARES         SHARES      SHARES
                                                             -------------   ----------   ---------
Management fees............................................          .50%          .48%        .48%
+ Distribution and service (12b-1) fees....................          None          None        None
+ Other expenses...........................................          .53%          .13%        .14%
= TOTAL ANNUAL OPERATING EXPENSES..........................         1.03%          .61%        .62%
- Fee waiver or expense reimbursement......................          None          None        None
                                                                 --------       -------     -------
= NET ANNUAL OPERATING EXPENSES............................         1.03%          .61%        .62%

EXAMPLES OF THE EFFECT OF SERIES AND NATIONAL MUNICIPALS FUND EXPENSES

    The following tables illustrate the expenses on a hypothetical $10,000 investment in each Series and National Municipals Fund, respectively, under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES


                                                                                     NATIONAL    PRO FORMA
                                     MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                        SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                        CLASS A          SERIES         CLASS A      CLASS A      CLASS A
                                        SHARES       CLASS A SHARES     SHARES        SHARES      SHARES
                                     -------------   --------------   -----------   ----------   ---------
1 Year.............................      $  426          $  414          $  411       $  385      $  386
3 Years............................      $  704          $  665          $  656       $  577      $  580
5 Years............................      $1,002          $  935          $  920       $  784      $  789
10 Years...........................      $1,849          $1,707          $1,673       $1,382      $1,393


CLASS B SHARES


                                                                                     NATIONAL    PRO FORMA
                                     MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                        SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                        CLASS B          SERIES         CLASS B      CLASS B      CLASS B
                                        SHARES       CLASS B SHARES     SHARES        SHARES      SHARES
                                     -------------   --------------   -----------   ----------   ---------
1 Year.............................      $  656          $  643          $  639       $  613      $  614
3 Years............................      $  783          $  743          $  734       $  653      $  656
5 Years............................      $  934          $  866          $  850       $  712      $  717
10 Years...........................      $1,745          $1,600          $1,566       $1,270      $1,281


CLASS C SHARES


                                                                                     NATIONAL    PRO FORMA
                                     MASSACHUSETTS                                  MUNICIPALS   COMBINED
                                        SERIES       NORTH CAROLINA   OHIO SERIES      FUND        FUND
                                        CLASS C          SERIES         CLASS C      CLASS C      CLASS C
                                        SHARES       CLASS C SHARES     SHARES        SHARES      SHARES
                                     -------------   --------------   -----------   ----------   ---------
1 Year.............................      $  379          $  366          $  363       $  337      $  338
3 Years............................      $  706          $  667          $  658       $  579      $  582
5 Years............................      $1,159          $1,093          $1,078       $  944      $  949
10 Years...........................      $2,415          $2,280          $2,248       $1,971      $1,982


CLASS Z SHARES

                                                                              NATIONAL    PRO FORMA
                                                             MASSACHUSETTS   MUNICIPALS   COMBINED
                                                                SERIES          FUND        FUND
                                                                CLASS Z       CLASS Z      CLASS Z
                                                                SHARES         SHARES      SHARES
                                                             -------------   ----------   ---------
1 Year.....................................................      $  105         $ 62        $ 63
3 Years....................................................      $  328         $195        $199
5 Years....................................................      $  569         $340        $346
10 Years...................................................      $1,259         $762        $774

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under total annual operating expenses remain the same in the years shown, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. The examples also assume a stable shareholder base, but in fact the shareholder base of each Series has been declining in recent years. A continued decline would result in higher per share expenses going forward. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Series or National Municipals Fund.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of each Series and National Municipals Fund as of June 30, 2000, and the pro forma combined capitalization as if the Merger, with respect to each Series, had occurred on that date.


                             MASSACHUSETTS   NORTH CAROLINA                    NATIONAL         PRO FORMA
                                SERIES           SERIES       OHIO SERIES   MUNICIPALS FUND   COMBINED FUND
                             -------------   --------------   -----------   ---------------   -------------
Net Assets (000s)
Class A....................     $26,416         $29,493         $ 45,199       $480,871         $617,504
Class B....................     $ 8,587         $ 9,862         $ 16,622       $ 69,186         $ 69,186
Class C....................     $   249         $    30         $    174       $  2,262         $  2,262
Class Z....................     $    74             N/A              N/A       $    763         $    837
Net Asset Value Per Share
Class A....................     $ 10.85         $ 10.76         $  11.06       $  14.85         $  14.85
Class B....................     $ 10.85         $ 10.76         $  11.07       $  14.89         $  14.89
Class C....................     $ 10.85         $ 10.76         $  11.07       $  14.89         $  14.89
Class Z....................     $ 10.84             N/A              N/A       $  14.85         $  14.85
Shares Outstanding (000s)
Class A....................       2,434           2,741            4,086         32,373           41,583
Class B....................         791             916            1,502          4,647            4,647
Class C....................          23               3               16            152              152
Class Z....................           7             N/A              N/A             51               56



    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of each Series for the twelve-month period ended August 31, 2000 and of National Municipals Fund for the twelve-month period ended December 31, 1999. The ratios also are shown on a pro forma combined basis as of June 30, 2000.



                                                           NORTH                    NATIONAL    PRO FORMA
                                          MASSACHUSETTS   CAROLINA                 MUNICIPALS   COMBINED
                                             SERIES        SERIES    OHIO SERIES      FUND        FUND
                                          -------------   --------   -----------   ----------   ---------
Ratio of expenses to average net assets
Class A.................................       1.28%        1.15%        1.12%          .86%        .87%
Class B.................................       1.53%        1.40%        1.37%         1.11%       1.12%
Class C.................................       1.78%        1.65%        1.62%         1.36%       1.37%
Class Z.................................       1.03%         N/A          N/A           .61%        .62%
Ratio of net investment income to
  average net assets
Class A.................................       4.87%        4.81%        4.86%         4.88%       5.35%
Class B.................................       4.62%        4.55%        4.62%         4.62%       5.10%
Class C.................................       4.38%        4.33%        4.36%         4.39%       4.85%
Class Z.................................       5.13%         N/A          N/A          5.45%       5.60%

PERFORMANCE COMPARISONS OF THE SERIES AND NATIONAL MUNICIPALS FUND

    The following tables compare each Series' and National Municipals Fund's average annual total returns for the periods set forth below. Average annual total returns are based on past results and are not an indication of future performance, and include the deduction of applicable sales charges.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)

                         (PERIODS ENDED JUNE 30, 2000)


                                        ONE YEAR*    FIVE YEARS*   TEN YEARS*   SINCE INCEPTION*
                                        ----------   -----------   ----------   ----------------
Massachusetts Series..................    (2.23)%        4.05%         5.98%         5.95%
                                                                                (since 1-22-90)
North Carolina Series.................    (1.59)%        4.29%         5.74%         5.74%
                                                                                (since 1-22-90)
Ohio Series...........................    (1.53)%        4.03%         5.89%         5.93%
                                                                                (since 1-22-90)
National Municipals Fund..............    (1.68)%        4.35%         6.17%         6.17%
                                                                                (since 1-22-90)


------------------------


* Without the management fee waiver and the distribution and service (12b-1) fee waiver, the Average Annual Total Returns would have been lower.


                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)

                         (PERIODS ENDED JUNE 30, 2000)


                                         ONE YEAR    FIVE YEARS*   TEN YEARS*   SINCE INCEPTION*
                                        ----------   -----------   ----------   ----------------
Massachusetts Series..................    (4.38)%        4.14%         5.89%         6.87%
                                                                                (since 9-25-84)
North Carolina Series.................    (3.89)%        4.39%         5.67%         6.56%
                                                                                (since 2-13-85)
Ohio Series...........................    (3.74)%        4.12%         5.83%         6.98%
                                                                                (since 9-20-84)
National Municipals Fund..............    (3.81)%        4.47%         6.11%         7.87%
                                                                                (since 4-25-80)


------------------------


* Without the management fee waiver, the Average Annual Total Returns would have been lower.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)

                         (PERIODS ENDED JUNE 30, 2000)


                                        ONE YEAR*    FIVE YEARS*   TEN YEARS    SINCE INCEPTION*
                                        ----------   -----------   ----------   ----------------
Massachusetts Series..................    (1.64)%        3.84%         N/A           4.18%
                                                                                 (since 8-1-94)
North Carolina Series.................    (1.15)%        4.09%         N/A           4.17%
                                                                                 (since 8-1-94)
Ohio Series...........................    (1.00)%        3.83%         N/A           4.08%
                                                                                 (since 8-1-94)
National Municipals Fund..............    (1.07)%        4.17%         N/A           4.42%
                                                                                 (since 8-1-94)


------------------------


* Without the management fee waiver and the distribution and service (12b-1) fee waiver, the Average Annual Total Returns would have been lower.


                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)

                         (PERIODS ENDED JUNE 30, 2000)


                                          ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                         ----------   -----------   ----------   ---------------
Massachusetts Series...................      1.02%         N/A          N/A            3.79%
                                                                                 (since 12-6-96)
North Carolina Series..................       N/A          N/A          N/A             N/A

Ohio Series............................       N/A          N/A          N/A             N/A

National Municipals Fund...............      1.68%         N/A          N/A           (.48)%
                                                                                 (since 1-22-99)


FORMS OF ORGANIZATION


    Massachusetts Series, North Carolina Series and Ohio Series are diversified series of Municipal Series Fund, which is an open-end management investment company organized as a Massachusetts business trust on May 18, 1984. National Municipals Fund is also a diversified, open-end management investment company organized as a Maryland corporation on January 9, 1980. Municipal Series Fund is permitted to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in separate series, three of which are currently designated as the Massachusetts Series, North Carolina Series and Ohio Series. The other eight series currently designated by Municipal Series Fund are the Connecticut Money Market Series, Florida Series, Massachusetts Money Market Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Each of the Florida Series, Massachusetts Series, New Jersey Series and New York Series is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value, divided into four classes, designated
Class A, Class B, Class C and Class Z. Each of the North Carolina Series, Ohio Series and Pennsylvania Series is authorized to issue an unlimited number of shares of beneficial interest, .01 par value, divided into three classes, designated Class A, Class B and Class C. Each of the Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series are authorized to issue an unlimited number of shares of beneficial interest, .01 par value, of one class. Shareholders of the Connecticut Money Market Series and Massachusetts Money Market Series are scheduled to vote on a merger of their respective series into another Prudential mutual fund. National Municipals Fund is authorized to issue 1 billion shares of common stock, par value $.01 per share, divided into four classes of shares designated Class A, Class B, Class C and Class Z shares. Each class is authorized to issue 250 million shares.


    National Municipals Fund is a Maryland corporation and the rights of its shareholders are governed by its Charter, By-Laws and the Maryland General Corporation Law. Municipal Series Fund is a Massachusetts business trust and the rights of its shareholders are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law.


    Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees to fill any existing vacancies on the Board of Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at that time were elected by the holders of the outstanding voting securities.


    Under the Declaration of Trust, Municipal Series Fund shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (3) any amendment of the Declaration of Trust, other than amendments to change Municipal Series Fund's name, authorize additional series of shares, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision contained therein, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code; (4) any termination or reorganization of Municipal Series Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Municipal Series Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (7) such additional matters relating to Municipal Series Fund as may be required or authorized by law, the Declaration of Trust, Municipal
Series Fund's By-Laws, or any registration of Municipal Series Fund with the SEC or any state securities commission, or as the Trustees may consider necessary or desirable. Municipal Series Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

    The Declaration of Trust provides that a "Majority Shareholder Vote" of Municipal Series Fund is required to decide most questions upon which shareholders vote. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders, or (iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

    Shareholders of National Municipals Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

    Municipal Series Fund's and National Municipals Fund's By-Laws provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting.

Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

    With respect to shareholder liability, under Maryland law, National Municipals Fund's shareholders have no personal liability as such for National Municipals Fund's acts or obligations. Under Massachusetts law, Municipal
Series Fund's shareholders, under certain circumstances, could be held personally liable for Municipal Series Fund's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Municipal Series Fund and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share, other security of Municipal Series Fund or undertaking made or issued by the Trustees. The Declaration of Trust provides for indemnification out of the applicable series' property for all losses and expenses of any shareholder held personally liable for Municipal Series Fund's obligations solely by reason of his or her being or having been a Municipal Series Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, Municipal Series Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Municipal Series Fund itself would be unable to meet its obligations.

    With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of National Municipals Fund is not liable to National Municipals Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent of such exemption from liability or limitation thereof is not permitted by law, including under the Investment Company Act. With respect to the liability and indemnification of National Municipals Fund's Directors and officers, National Municipals Fund's By-Laws provide that its present and former directors, officers, employees and agents of National Municipals Fund shall be indemnified by National Municipals Fund against judgments, fines, settlements, and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law.

    With respect to the liability and indemnification of Trustees of Municipal Series Fund, under Municipal Series Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred or paid by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, and against amounts paid or incurred by him in the settlement thereof, unless such Trustee has acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.


    Under the Investment Company Act, a Director of National Municipals Fund and a Trustee of Municipal Series Fund may not be protected against liability to National Municipals Fund or Municipal Series Fund, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Directors, Trustees and officers.


                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Series and National Municipals Fund is subject to the risks normally associated with funds that invest in municipal bonds.


    As described more fully below, each Series and National Municipals Fund has similar investment objectives, policies and permissible investments.



    As stated above, one of the principal differences in the investment policies of each Series and National Municipals Fund is that unlike National Municipals Fund, each Series also seeks interest income that is exempt from state taxes (Massachusetts, North Carolina or Ohio, as applicable). Because each
Series concentrates its investments in Massachusetts, North Carolina or Ohio obligations (as applicable), it is more susceptible to economic, political or other developments that may adversely affect issuers of state obligations than a municipal bond fund that is not as geographically concentrated.

    Because each Series and National Municipals Fund normally invest in long-term investment-grade municipal obligations, the Series and National Municipals Fund have similar levels of risk. Since each Series may invest up to 30% of its respective assets in "non-investment" grade bonds ("junk bonds"), while National Municipals Fund may invest only up to 15% of its assets in junk bonds, at times the risk level of National Municipals Fund may be lower than that of a Series. As of June 30, 2000, each of Massachusetts Series, North Carolina Series and Ohio Series invested 98.7%, 98.1% and 98.6%, respectively, of their total assets in municipal bonds. As of June 30, 2000, National Municipals Fund invested 103.7% of its total assets in municipal bonds. Investments in municipal bonds expose each Series and National Municipals Fund to the following risks:


    - Credit risk -- the risk that the borrower can't pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility



    - Market risk -- the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer. Bond prices and the Series' and National Municipals Fund's net asset values generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' and National Municipals Fund's respective portfolios may fall because the bonds they hold won't, as a rule, pay as well as the newer bonds issued



    - Illiquidity risk -- the risk that bonds may be difficult to value precisely and sell at time or price desired, in which case valuation would depend more on investment adviser's judgment than is generally the case with other types of municipal bonds.


    - Nonappropriation risk -- the risk that the state or municipality may not include the bond obligations in future budgets

    - Tax risk -- the risk that federal (and state or local, with respect to each Series) income tax rates may decrease, which could decrease demand for municipal bonds or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes

    - Concentration risk -- the risk that bonds may lose value because of political, economic or other events in the geographic region where its investments are focused (greater with respect to each Series due to each Series' geographic concentration)

    - Bonds with longer maturity dates are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates


    Each of the Series and National Municipals Fund may invest in junk bonds which expose them to higher market, credit and illiquidity risks than higher-grade municipal bonds.



    Although each Series and National Municipals Fund may purchase insured municipal bonds to reduce credit risk, insured obligations do not provide protection against the market fluctuations of insured bonds or fluctuations in the price of shares of each Series and National Municipals Fund. Each
Series and National Municipals Fund may also use various investment strategies -- such as derivatives -- that involve risk. Each Series and National Municipals Fund use derivative strategies to try to improve returns or protect assets. Derivatives, which involve costs and can be volatile, may not fully offset the underlying positions and this could result in losses that would not have otherwise occurred.


    Like any mutual fund, an investment in a Series or National Municipals Fund could lose value, and you could lose money. An investment in a Series or National Municipals Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. For a more complete discussion of the risks associated with each Series or National Municipals Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Series' and National Municipals Fund's respective Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the Mergers are approved, the shareholders of each Series will become shareholders of National Municipals Fund. The following information compares the objectives and policies of each Series and National Municipals Fund.

INVESTMENT OBJECTIVES


    Each Series and National Municipals Fund have similar investment objectives and policies. The investment objective of each Series is to maximize current income that is exempt from state income tax (Massachusetts, North Carolina or Ohio, as applicable) and federal income tax consistent with the preservation of capital. The investment objective of National Municipals Fund is to seek a high level of current income exempt from federal income taxes. The investment objectives primarily differ in that, unlike each Series, National Municipals Fund does not invest in state specific (such as Massachusetts, North Carolina or Ohio) state and local municipal obligations. Each Series' dividends are exempt from Massachusetts, North Carolina or Ohio, as applicable, personal income taxes for residents of such states. National Municipals Fund's dividends, however, will likely not be exempt from any state income taxes. Therefore, shareholders of each Series should recognize that if the Merger occurs with respect to their Series, income from their investment in National Municipals Fund will likely be subject to Massachusetts, North Carolina or Ohio state income taxes, as applicable. The respective investment objective of each Series and National Municipals Fund also differ in that each Series seeks current income consistent with preservation of capital, while National Municipals Fund does not seek preservation of capital. Moreover, in conjunction with its respective investment objective, each Series may invest in debt obligations with the potential for capital gain. The Series and National Municipals Fund have the same Manager
(PIFM), investment adviser (PIC), the same investment team (Municipal Bond Team) and same team leader (Evan Lamp). The Municipal Bond Team, which is primarily responsible for overseeing the day-to-day management of each Series and National Municipals Fund, utilizes the same investment approach in selecting investments for each Series and National Municipals Fund, consistent with their respective investment objectives. Each Series and National Municipals Fund invests primarily in long-term investment grade municipal bonds.


    The investment objective of each Series and National Municipals Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of each Series and National Municipals Fund, respectively. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of each Series and National Municipals Fund can be changed without shareholder approval.


    For purposes of measuring their performance, each Series and National Municipals Fund use the Lehman Brothers Municipal Bond Index, an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. Each Series and National Municipals Fund also use the Lipper Municipal Debt Funds Category (which is based on the average return of all mutual funds in this category), as a benchmark for measuring their performance, although each Series uses its applicable state specific category of this benchmark.


PRINCIPAL INVESTMENT STRATEGIES


    Each Series and National Municipals Fund have similar investment strategies, the main difference being that each Series primarily invests in state specific municipal obligations, whereas National Municipals Fund invests in municipal obligations irrespective of their state of origin. Massachusetts Series, North Carolina Series and Ohio Series each seek to achieve their respective investment objective by investing primarily in state (Massachusetts, North Carolina and Ohio, respectively,) and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam), which pay interest income exempt from those state and federal income taxes. Each Series will normally invest so that at least 80% of the income from the Series' investments will be exempt from state income tax (Massachusetts, North Carolina or Ohio, as applicable), and federal income tax or each Series will invest at least 80% of its total assets in Massachusetts, North Carolina or Ohio, as applicable, obligations. National Municipals Fund also seeks to achieve its investment objective by investing primarily in municipal bonds, which include notes issued by a state, territory or possession of the United States, or any political subdivision thereof, or the District of Columbia.



    Each Series and National Municipals Fund invests primarily in long-term investment grade municipal bonds. Investment grade debt obligations are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that PIC believes to be of comparable quality.



    Each Series and National Municipals Fund may invest in general obligation bonds or revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. Each Series and National Municipals Fund may invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). Each Series and National Municipals Fund may also invest in insured municipal bonds.



    Each Series and National Municipals Fund may invest in high-yield municipal debt obligations (junk bonds), although the Series may invest up to 30% of their respective assets in junk bonds, while National Municipals Fund may only invest up to 15% of its assets in junk bonds. The dollar-weighted average maturity of the obligations held by each Series will normally be between 10 and 20 years. A substantial portion of National Municipals Fund is invested in long-term municipal bonds, including obligations with maturities of 20 years or more.



    Each Series and National Municipals Fund may invest in municipal lease obligations, municipal asset-backed securities, zero coupon municipal bonds, various floating and variable rate bonds and when-issued and delayed-delivery securities. Each Series and National Municipals Fund may also use various derivative strategies to try to improve their respective performance or protect their respective assets. National Municipals Fund may also invest up to 10% of its total assets in shares of other investment companies, which can result in the duplication of management and advisory fees, although the Series may not do so.


                COMPARISON OF OTHER POLICIES OF EACH SERIES AND
                            NATIONAL MUNICIPALS FUND

DIVERSIFICATION


    Each Series and National Municipals Fund are diversified funds. This means that, with respect to 75% of each Series' and National Municipals Fund's total assets, they may not invest more than 5% of each of their total assets in the securities of a single issuer, and they may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. government securities.


BORROWING


    Municipal Series Fund, on behalf of each Series, and National Municipals Fund may borrow an amount up to 33 1/3% of the value of their respective total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions. With respect to National Municipals Fund, this amount must be borrowed from banks. Each Series and National Municipals Fund will not purchase portfolio securities if their respective borrowings exceed 5% of assets.

LENDING

    Each Series and National Municipals Fund cannot make loans, except through repurchase agreements.

ILLIQUID SECURITIES

    Each Series and National Municipals Fund may invest in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market, and repurchase agreements with maturities longer than seven days. Each Series and National Municipals Fund may hold up to 15% of its respective net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS


    In response to adverse market, economic or political conditions, each Series may hold up to 100% of its respective assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. In response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, National Municipals Fund may take a temporary defensive position and invest up to 100% of its assets in short-term municipal debt obligations. Investing heavily in these securities limits a fund's ability to achieve its investment objective, but can help to preserve its assets.


    For more information about the risks and restrictions associated with these policies, see the Series' and National Municipal Fund's respective Prospectuses and Statements of Additional Information, and for a more detailed discussion of the Series' and National Municipal Fund's investments, see their respective Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

                     OPERATIONS OF NATIONAL MUNICIPALS FUND
                             FOLLOWING THE MERGERS


    Neither PIFM nor PIC expect National Municipals Fund to revise its investment policies, management or general investment approach as a result of the Mergers. In addition, because Evan Lamp serves as the investment team leader for each Series and National Municipals Fund, neither PIFM nor PIC anticipates any significant changes from the Series' management or general investment approach. The agents that provide each Series with services, such as its Custodian and Transfer Agent, who also provide these services to National Municipals Fund, are not expected to change. The Trustees of Municipal
Series Fund, of which each Series is a part, are the same individuals who serve as Directors of National Municipals Fund. The officers of Municipal Series Fund and National Municipals Fund are also the same.



    All of the current investments of each Series are permissible investments for National Municipals Fund. Nevertheless, PIC may sell securities held by National Municipals Fund after the Closing Date of the Mergers as may be necessary or desirable in the ongoing management of National Municipals Fund. Transaction costs associated with such adjustments will be borne by National Municipals Fund.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES


    The price to buy one share of a class of each Series or National Municipals Fund is that class' net asset value, or NAV, plus in the case of Class A and Class C shares, a front-end sales charge. Each Series and National Municipals Fund offer Class A, Class B and Class C shares. Massachusetts Series and National Municipals Fund also offer Class Z shares. The Series and National Municipals Fund impose the same front-end sales charge on Class A shares (3% of Class A shares' public offering price). The sales charges imposed by Class B and Class C shares of National Municipals Fund are also identical to those charged by the Series. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged, while Class C shares are sold with a 1% front-end sales load and a 1% CDSC. Class Z shares, offered by Massachusetts Series and National Municipals Fund, are sold without either a front-end sales load or a CDSC and are available only to a limited group of investors. Each Class A, Class B or Class C shareholder of each Series will receive Class A shares of National Municipals Fund, and each Class Z shareholder of Massachusetts
Series will receive Class Z shares of National Municipals Fund, in each case equal in value to his or her shares of the Series immediately before the Merger, without any dilution. Class A shares of National Municipals Fund that Class A, Class B, and Class C shareholders of each Series will receive in the Merger will not be subject to a front-end sales charge. Since each Series' Class B and Class C shareholders will, as a result of the Mergers, receive Class A shares of National Municipals Fund in exchange for their shares, such shareholders will no longer be subject to a CDSC and will benefit from the lower distribution and service (12b-1) fees incurred by Class A shares.


    Shares in each Series and National Municipals Fund are purchased at the next NAV, plus initial sales charges, if any, calculated after your investment is received and accepted. Each Series' and National Municipals Fund's NAV is normally calculated once each business day at 4:15 p.m., New York time, on days when the New York Stock Exchange (NYSE) is open for trading. Refer to each Series' and National Municipals Fund's respective Prospectuses for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Series and National Municipals Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Series' and National Municipals Fund's respective Prospectuses for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS


    For each Series and National Municipals Fund, the minimum initial investment amount is $1,000 for Class A and Class B shares. The minimum initial investment amount for Class C shares is $2,500 and $5,000 for each Series and National Municipals Fund, respectively. There is no minimum initial or additional investment amount for Class Z shares. The minimum additional investment amount is $100 for Class A, Class B and Class C shares of each Series and National Municipals Fund. All minimum investment requirements are waived for certain custodial accounts for the benefit of minors. Refer to each Series' and National Municipals Fund's respective Prospectuses for more information regarding minimum investment requirements.


PURCHASES AND REDEMPTIONS OF EACH SERIES AND NATIONAL MUNICIPALS FUND


    As of August 24, 2000, Municipal Series Fund stopped accepting orders to purchase or exchange into shares of the Series, except for certain retirement and employee plans (excluding IRA accounts) that are currently shareholders and successor or related programs and plans, investors who have executed a letter of intent prior to August 24, 2000, reinvestment of dividends and/or distributions, former shareholders exercising their 90-day repurchase privilege and participations in automatic investment plans. Shareholders of each Series may redeem shares through the Closing Date of each Merger. If each Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of National Municipals Fund.


EXCHANGES OF SERIES AND NATIONAL MUNICIPALS FUND SHARES


    The exchange privilege currently offered by National Municipals Fund is the same as that of each Series and is not expected to change after the Mergers. Shareholders of each Series and National Municipals Fund may exchange their shares for shares of the same class of certain other Prudential mutual funds. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Series' and National Municipals Fund's respective Prospectuses for additional information regarding exchanges.


DIVIDENDS AND OTHER DISTRIBUTIONS


    Each Series and National Municipals Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Series and National Municipals Fund declares dividends, if any, daily, and distributes dividends of net investment income, if any, typically monthly. Net capital gains for each Series and National Municipals Fund, if any, are distributed at least annually. At or before the Closing Date, each Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.


            FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

    It is a condition to each Fund's obligation to complete the Mergers that the Funds will have received, with respect to each Series, an opinion of outside counsel, Swidler Berlin Shereff Friedman, LLP or a ruling from the Internal Revenue Service satisfactory to each of them, that, among other things, each Merger will constitute a reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code), and that no gain or loss will be recognized by National Municipals Fund or any Series, and no gain or loss will be recognized by shareholders of the Series as a result of the Merger.


    As discussed above, National Municipals Fund may purchase municipal obligations of any state, territory or possession of the United States and the District of Columbia. As a result, upon the consummation of each Merger, shareholders of the Massachusetts Series, North Carolina Series and Ohio
Series that are residents in Massachusetts, North Carolina or Ohio, respectively, will be subject to certain state income taxes with respect to that portion of National Municipals Fund's income not earned from municipal obligations the income from which is exempt from Massachusetts, North Carolina or Ohio state income taxes.


    During the period between shareholder approval and the Closing Date, PIC may sell certain securities held by the Series to make portfolio adjustments in connection with the Mergers. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the Series' shareholders.


    Shareholders of each Series are advised to consult their own tax advisers regarding specific questions with respect to federal, state or local taxes. Please see the section entitled 'The Proposed Transaction -- U.S. Federal Income Tax Considerations' for more information.


                           THE PROPOSED TRANSACTIONS

AGREEMENT AND PLAN OF REORGANIZATIONS

    The Agreement describes the terms and conditions under which the proposed transactions may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that at the Closing Date, each Series will transfer and deliver all of its assets to National Municipals Fund, and that National Municipals Fund, will (a) assume all of the liabilities of each Series, and (b) issue and deliver to each Series the number of Class A and Class Z shares of National Municipals Fund as provided for in the Agreement. The assets of each Series to be acquired by

National Municipals Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by such Series, and any deferred or prepaid expenses shown as an asset on the books of such Series at the Closing Date. National Municipals Fund will assume from each Series all liabilities, debts and obligations of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Municipal Series Fund will use its best efforts to cause each Series to discharge all of its known liabilities prior to the Closing Date.


    National Municipals Fund will deliver to each Series the number of full and fractional Class A and/or Class Z shares of National Municipals Fund, as applicable, having an aggregate net asset value equal to the value of the assets less the liabilities of such Series as of the Closing Date. Each Series will then distribute PRO RATA to its Class A, Class B, Class C and Class Z (if any), shareholders of record, the Class A and Class Z, if any, shares of National Municipals Fund received by the Series.


    The value of each Series' assets to be acquired by National Municipals Fund and the amount of its liabilities to be assumed by National Municipals Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in each Series' Prospectus and Statement of Additional Information. The net asset value of a share of National Municipals Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for each Series and National Municipals Fund.


    As of the Closing Date, each Series will distribute to its respective
Class A, Class B and Class C shareholders of record the shares of National Municipals Fund it receives, so that shareholders of each Series will receive the number of full and fractional Class A shares of National Municipals Fund that is equal in value to the net asset value of their Class A, Class B or Class C shares of such Series at the Closing Date. At that time, Class Z shareholders of Massachusetts Series will receive the number of full and fractional Class Z shares of National Municipals Fund that is equal in value to the net asset value of their Class Z shares. Each Series will then be terminated as soon as practicable. The distribution of shares of National Municipals Fund will be accomplished by opening accounts on the books of National Municipals Fund in the names of each Series' respective shareholders and by transferring to such accounts shares of National Municipals Fund. Each shareholder's account will be credited with the respective PRO RATA number of full and fractional Class A and Class Z shares of National Municipals Fund due such Series' shareholder. Fractional shares of National Municipals Fund shall be rounded to the third decimal place.


    Immediately after each Merger, each former Series shareholder will own shares of National Municipals Fund equal to the aggregate net asset value of that shareholder's shares of the respective Series immediately prior to the Merger. The net asset value per share of National Municipals Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon issuance of shares of National Municipals Fund in a name other than that of the registered holder of the shares on the books of a Series as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of each Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by the relevant Series or National Municipals Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGERS


    The Boards of Trustees/Directors (the Boards) of Municipal Series Fund, of which each Series is a part, and National Municipals Fund have determined that each Merger is in the best interests of the respective shareholders of each Series and National Municipals Fund and that no Merger will result in a dilution of the pecuniary interests of the respective shareholders of the Series or National Municipals Fund.


    In considering each Merger, each Board considered a number of factors, including the following:

    - the compatibility of the investment objective, policies and restrictions of each Series and National Municipals Fund and the fact that National Municipals Fund's portfolio is less susceptible to risks associated with investments concentrated in a single state;

    - the relative past and current growth in assets and investment performance, and future prospects of each Series and National Municipals Fund;

    - the effect of the proposed transactions, individually and in the aggregate, on the expense ratios of each Series and National Municipals Fund, including expected economies of scale;

    - the costs of the Mergers, which will be paid for by National Municipals Fund and each Series in proportion to their respective assets;


    - the tax consequences of the Mergers to each Series and its shareholders including the fact that: (i) each Merger will be of a tax-free nature with respect to each Series, National Municipals Fund and their respective shareholders; and (ii) if the Mergers are approved, shareholders who would otherwise have received income generally exempt from Massachusetts, North Carolina or Ohio, as applicable, taxation will likely be subject to such state's taxation on income derived from National Municipals Fund following the Mergers;



    - the potential benefits to the shareholders of each Series and National Municipals Fund, including the fact that as a result of their receipt of Class A shares of National Municipals Fund, each Series' Class B and Class C shareholders will no longer be subject to a CDSC and will benefit from lower distribution and service (12b-1) fees; and


    - other alternatives to each Merger, including a continuance of a Series in its present form, a change of manager or investment objective, or a termination of the Series with the distribution of the cash proceeds to the Series' respective shareholders.


    PIFM and PIC recommended each Merger to the Board of Municipal Series Fund, with respect to each Series, and of National Municipals Fund at meetings of the Boards held on August 23, 2000. In recommending the Mergers, PIFM and PIC advised the Boards that each Series and National Municipals Fund have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that each Series and National Municipals Fund differed primarily with respect to each Series' investment emphasis in state specific municipal obligations and expense structures.


    The Boards considered that if any or all Mergers are approved, shareholders of the relevant Series, regardless of the class of shares they own, should realize a reduction in annual operating expenses paid on their investment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    National Municipals Fund was incorporated in Maryland on January 9, 1980. It is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. National Municipals Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class consists of 250 million shares of the authorized common stock of National Municipals Fund. Each class of common stock represents an interest in the same assets of National Municipals Fund and is identical in all respects except that:


    - each class is subject to different sales charges and distribution and service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and service (12b-1) fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;


    - only Class B shares have a conversion feature whereby Class B shares held for approximately seven years will automatically convert to Class A shares, on a quarterly basis; and


    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of National Municipals Fund, when issued, are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The dividend rights, the right of redemption and the privilege of exchange are described in National Municipals Fund's Prospectus.

    National Municipals Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of National Municipals Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of National Municipals Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    Each Merger is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the respective Mergers that the Funds will have received, with respect to each Series, an opinion from Swidler Berlin Shereff Friedman, LLP, counsel to the Funds, or a ruling from the Internal Revenue Service (IRS) satisfactory to each of them, based upon representations made by each of Municipal Series Fund and National Municipals Fund, and upon certain factual assumptions, substantially to the effect that for federal income tax purposes:


    1. The acquisition by National Municipals Fund of the assets of a Series in exchange solely for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares acquired by each Series PRO RATA to each such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of
       Section 368(b) of the Internal Revenue Code;


    2. Each Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of such Series solely for shares of National Municipals Fund in complete termination of such Series, as described above and in the Agreement;

    3. No gain or loss will be recognized by any Series upon the transfer of its assets to National Municipals Fund in exchange solely for Class A and Class Z shares, as applicable, of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, and the subsequent distribution of those shares to such Series' shareholders in complete termination of such Series;

    4. No gain or loss will be recognized by National Municipals Fund upon the acquisition of any Series' assets in exchange solely for Class A and Class Z shares, as applicable, of National Municipals Fund and the assumption of such Series' liabilities, if any;

    5. National Municipals Fund's basis for the assets of each Series acquired in the reorganizations will be the same as the basis of these assets when held by the respective Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period of these assets when held by such Series;

    6. The Series shareholders' bases for the shares of National Municipals Fund to be received by them pursuant to the reorganizations will be the same as their basis for the shares of the respective Series to be constructively surrendered in exchange therefor; and

    7. The holding period of National Municipals Fund shares to be received by each Series' shareholders will include the period during which the shares of such Series to be constructively surrendered in exchange therefor were held; provided that such Series' shares surrendered were held as capital assets by those shareholders as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.

    An opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that a Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of the applicable Series' assets to National Municipals Fund followed by liquidation of the applicable Series that would be taxable to the shareholders of such Series.

    Shareholders of each Series should consult their tax advisers regarding the tax consequences to them, if any, of the Mergers in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Mergers, shareholders also should consult their tax advisers as to state, local and foreign tax consequences, if any, of the Mergers.

CONCLUSION


    The Agreement was approved by the Boards of Trustees/Directors of Municipal Series Fund and National Municipals Fund at meetings held on August 23, 2000. The Boards of each Fund determined that each Merger is in the best interests of shareholders of the respective Series and National Municipals Fund, and that the interests of existing shareholders of each Series and National Municipals Fund would not be diluted as a result of the Mergers. If the shareholders of a Series do not approve the Merger with respect to such Series or if such Merger is not completed, such Series will continue to engage in business as a series of a registered investment company and the Board of Municipal Series Fund will consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series.


             ADDITIONAL INFORMATION ABOUT NATIONAL MUNICIPALS FUND


    National Municipals Fund's Prospectus dated March 3, 2000, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about National Municipals Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains National Municipals Fund's financial highlights for the fiscal period ended December 31, 1999. The audited financial statements of National Municipals Fund for the fiscal year ended December 31, 1999 are included in National Municipals Fund's Annual Report, which is also enclosed with this Proxy Statement. Unaudited financial statements of National Municipals Fund for the six months ended
June 30, 2000 are included in National Municipals Fund's Semiannual Report, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS


    Certain legal matters in connection with the issuance of National Municipals Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe, LLP. Certain legal and tax matters in connection with the Mergers have been or will be passed upon by Swidler Berlin Shereff Friedman, LLP, counsel to National Municipals Fund and each Series. As to matters of Maryland or Massachusetts law, Swidler Berlin Shereff Friedman, LLP will rely on the opinion of Piper Marbury
Rudnick & Wolfe, LLP or Sullivan & Worcester, LLP, respectively.


INDEPENDENT ACCOUNTANTS


    The audited financial statements of each Series and National Municipals Fund for the fiscal periods ended August 31, 2000 and December 31, 1999, respectively, included in the applicable Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended August 31, 2000 and December 31, 1999, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION

    Each Series and National Municipals Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Prudential Municipal Series Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Any shareholder of a Series who wishes to submit a proposal to be considered by such Series' shareholders at the next meeting of shareholders of Massachusetts Series, North Carolina Series or Ohio Series, as applicable, should send the proposal to Prudential Municipal Series Fund, Massachusetts Series, North Carolina Series or Ohio Series, as applicable, c/o Deborah A. Docs, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Trustees of Municipal Series Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the applicable Series' proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If Proposal No. 1 is approved with respect to a Series at the Meeting, there will likely not be any future shareholder meetings of such Series.

    National Municipals Fund's By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of National Municipals Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS


    Management of Massachusetts Series, North Carolina Series and Ohio Series, knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of each Series, as applicable, taking into account all relevant circumstances.


                                          By order of the Board of Trustees,

                                          DEBORAH A. DOCS

                                          SECRETARY


November 3, 2000


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A


                     AGREEMENT AND PLAN OF REORGANIZATIONS



    Agreement and Plan of Reorganizations (Agreement) made as of the 30th day of October, 2000, by and between Prudential Municipal Series Fund (Municipal Series
Fund) -- on behalf of Massachusetts Series, North Carolina Series and Ohio Series -- and Prudential National Municipals Fund, Inc. (National Municipals Fund and, collectively with Municipal Series Fund, the Funds and each individually, a Fund). The Municipal Series Fund is a business trust organized under the laws of the Commonwealth of Massachusetts and the National Municipals Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of National Municipals Fund are divided into four classes, designated Class A, Class B, Class C and Class Z. Shares of Massachusetts Series are divided into four classes, designated Class A, Class B, Class C and Class Z. Shares of North Carolina Series and Ohio Series are divided into three classes, designated Class A, Class B and Class C. Municipal Series Fund consists of eleven series, three of which are the Massachusetts Series, North Carolina Series and Ohio Series (collectively, the Series and each individually, a Series).



    This Agreement is intended to be, and is adopted as, a plan of reorganization for each of Massachusetts Series, North Carolina Series and Ohio Series, pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Each reorganization will comprise the transfer of all of the assets of each of Massachusetts Series, North Carolina Series and Ohio Series, respectively, in exchange for shares of common stock (Common Stock) of National Municipals Fund, and National Municipals Fund's assumption of the relevant Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of National Municipals Fund to the shareholders of the respective Series, and the termination of each such Series as provided herein, all upon the terms and conditions as hereinafter set forth.


    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:


    1. TRANSFER OF ASSETS OF EACH SERIES (MASSACHUSETTS SERIES, NORTH CAROLINA SERIES OR OHIO SERIES, AS APPLICABLE) IN EXCHANGE FOR SHARES OF NATIONAL MUNICIPALS FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF EACH SERIES.



    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Series Fund on behalf of each Series agrees to sell, assign, transfer and deliver the assets of each such Series, as set forth in paragraph 1.2, to National Municipals Fund, and National Municipals Fund agrees (a) to issue and deliver to each Series in exchange therefor the number of shares of Class A Common Stock in National Municipals Fund determined by dividing the net asset value of the respective Series allocable to Class A, Class B and Class C shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of National Municipals Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (b) to issue and deliver to Massachusetts Series in exchange therefor the number of shares of Class Z Common Stock in National Municipals Fund determined by dividing the net asset value of the Massachusetts Series allocable to Class Z shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of National Municipals Fund Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), and
(c) to assume all of each Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place with respect to each Series at the closing provided for in paragraph 3 (Closing).


    1.2 The assets of each Series to be acquired by National Municipals Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by such Series and any deferred or prepaid expenses shown as assets on the books of such Series on the closing date provided in paragraph 3 (Closing Date). National Municipals Fund has no plan or intent to sell or otherwise dispose of any assets of any Series, other than in the ordinary course of business.


    1.3 Except as otherwise provided herein, National Municipals Fund will assume from each Series all debts, liabilities, obligations and duties of such Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Municipal Series Fund agrees to utilize its best efforts to cause each Series to discharge all of the known debts, liabilities, obligations and duties of such Series prior to the Closing Date.



    1.4 On or immediately prior to the Closing Date, each Series will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of each of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through the Closing Date.



    1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, each Series will distribute PRO RATA to its Class A, Class B, Class C and
Class Z, (if any), shareholders of record, determined as of the close of business on the Closing Date, the Class A and Class Z shares of National Municipals Fund received by such Series pursuant to paragraph 1.1 in exchange for their interest in such Series, and Municipal Series Fund will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating each Series. Such distribution will be accomplished by opening accounts on the books of National Municipals Fund in the names of each Series' shareholders and transferring thereto the shares credited to the account of the respective Series on the books of National Municipals Fund. Each account opened shall be credited with the respective PRO RATA number of National Municipals Fund Class A and Class Z shares due such Series' Class A, Class B, Class C and Class Z (if any) shareholders, respectively. Fractional shares of National Municipals Fund shall be rounded to the third decimal place.


    1.6 National Municipals Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Series shareholder holding Series receipts for shares of beneficial interest as of the Closing Date, until National Municipals Fund is notified by Municipal Series Fund's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, National Municipals Fund will not permit such shareholder to (1) receive dividends or other distributions on National Municipals Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on National Municipals Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange National Municipals Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on National Municipals Fund shares in cash as provided in the preceding sentence, National Municipals Fund shall pay such dividends or other distributions in additional National Municipals Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of the Series. Each Series will, at its expense, request its shareholders to surrender their outstanding Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of National Municipals Fund shares will be shown on the books of the National Municipals Fund's transfer agent. Shares of National Municipals Fund will be issued in the manner described in National Municipals Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of National Municipals Fund in exchange for shares of a Series in a name other than that of the registered holder of the shares being exchanged on the books of that Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.



    1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Municipal Series Fund with respect to a Series is and shall remain, the responsibility of such Series up to and including the Termination Date.



    1.10 All books and records relating to each Series of Municipal Series Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act) and the rules and regulations thereunder, shall be available to National Municipals Fund from and after the Closing Date and shall be turned over to National Municipals Fund on or prior to the Termination Date.


    2.  VALUATION.

    2.1 The value of each Series' assets and liabilities to be acquired and assumed, respectively, by National Municipals Fund shall be the net asset value computed as of 4:15 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in such Series' then-current prospectus and Municipal Series Fund's statement of additional information.

    2.2 The net asset value of Class A and Class Z shares of National Municipals Fund shall be the net asset value for Class A and Class Z shares computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in National Municipals Fund's then-current prospectus and statement of additional information.


    2.3 The number of National Municipals Fund shares to be issued (including fractional shares, if any) in exchange for a Series' net assets shall be calculated as set forth in paragraph 1.1.


    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE.


    3.1 The Closing Date shall be December 15, 2000 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of National Municipals Fund or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for each Series, shall deliver to National Municipals Fund at the Closing, a certificate of an authorized officer of State Street stating that (a) the applicable Series' portfolio securities, cash and any other assets have been transferred in proper form to National Municipals Fund on the Closing Date and
(b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.


    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of a Series and of the net asset value per share of National Municipals Fund is impracticable, each Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.


    3.4 Municipal Series Fund shall deliver to National Municipals Fund on or prior to the Termination Date the names and addresses of each of the shareholders of each Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Municipal Series Fund. National Municipals Fund shall issue and deliver to Municipal Series Fund at the Closing a confirmation or other evidence satisfactory to Municipal Series Fund that shares of National Municipals Fund have been or will be credited to each Series' account on the books of National Municipals Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES.

    4.1  Municipal Series Fund represents and warrants as follows:

        4.1.1 Municipal Series Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and each of the Series has been duly established in accordance with the terms of Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

        4.1.2 Municipal Series Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Municipal Series Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Municipal Series Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which any Series is a party or by which any Series is bound;

        4.1.4 All material contracts or other commitments to which any Series, or the properties or assets of any Series, is subject, or by which any Series is bound, except this Agreement, will be terminated on or prior to the Closing Date without such Series or National Municipals Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Municipal Series Fund or any of the properties or assets of any Series. Municipal Series Fund knows of no facts that might form the basis for the institution of such proceedings, and, with respect to each Series, Municipal Series Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of each Series at August 31, 2000 and for the year then ended (copies of which have been furnished to National Municipals Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of such Series as of and for the period ended on such date, and there are no material known liabilities of any such Series (contingent or otherwise) not disclosed therein;

        4.1.7 Since August 31, 2000, there has not been any material adverse change in any Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by National Municipals Fund. For the purposes of this paragraph 4.1.7, a decline in net assets, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of each Series required by law to have been filed on or before such dates shall have been timely filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Municipal Series Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such returns;


        4.1.9 For each past taxable year since it commenced operations, each Series has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and Municipal Series Fund intends to cause such Series to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, each Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;



        4.1.10 All issued and outstanding shares of each Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of each Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to National Municipals Fund in accordance with the provisions of paragraph 3.4. No Series has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares of each Series which have the conversion feature described in Municipal Series Fund's current prospectuses;



        4.1.11 At the Closing Date, Municipal Series Fund will have good and marketable title to the assets of each Series to be transferred to National Municipals Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, National Municipals Fund will acquire good and marketable title thereto;



        4.1.12 The execution, delivery and performance of this Agreement, with respect to each Series, has been duly authorized by the Trustees of the Municipal Series Fund and by all necessary action, other than shareholder approval, on the part of the relevant Series, and this Agreement constitutes a valid and binding obligation of Municipal Series Fund and of each Series, subject to such shareholder approval;


        4.1.13 The information furnished and to be furnished by Municipal Series Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.1.14 On the effective date of the registration statement filed with the SEC by National Municipals Fund on Form N-14 relating to the shares of National Municipals Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement of each Series, the Prospectus of National Municipals Fund, and the Statement of Additional Information of National Municipals Fund to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under each such Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by National Municipals Fund for use therein.


    4.2  National Municipals Fund represents and warrants as follows:

        4.2.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 National Municipals Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 National Municipals Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of National Municipals Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which National Municipals Fund is a party or by which National Municipals Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against National Municipals Fund or any of its properties or assets, except as previously disclosed in writing to Municipal Series Fund. Except as previously disclosed in writing to Municipal Series Fund, National Municipals Fund knows of no facts that might form the basis for the institution of such proceedings, and National Municipals Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of National Municipals Fund at December 31, 1999 and for the fiscal year then ended (copies of which have been furnished to Municipal Series Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of National Municipals Fund as of and for the period ended on such date, and there are no material known liabilities of National Municipals Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since December 31, 1999, there has not been any material adverse change in National Municipals Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by National Municipals Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Municipal Series Fund. For the purposes of this paragraph 4.2.6, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of National Municipals Fund required by law to have been filed on or before such dates shall have been filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of National Municipals Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, National Municipals Fund has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and intends to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, National Municipals Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;


        4.2.9 All issued and outstanding shares of National Municipals Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, National Municipals Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have the conversion feature described in National Municipals Fund's current Prospectus;

        4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of National Municipals Fund and by all necessary corporate action on the part of National Municipals Fund, and this Agreement constitutes a valid and binding obligation of National Municipals Fund;

        4.2.11 The shares of National Municipals Fund to be issued and delivered to Municipal Series Fund for and on behalf of each Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of National Municipals Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by National Municipals Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under each such Act,
    (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by a Series for use therein.


    5.  COVENANTS OF NATIONAL MUNICIPALS FUND AND MUNICIPAL SERIES FUND.

    5.1 A. Municipal Series Fund, with respect to each Series, and National Municipals Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Municipal Series Fund covenants to call a meeting of the shareholders of each Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Municipal Series Fund covenants that National Municipals Fund shares to be received for and on behalf of each Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Municipal Series Fund covenants that it will assist National Municipals Fund in obtaining such information as National Municipals Fund reasonably requests concerning the beneficial ownership of each Series' shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Municipal Series Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Municipal Series Fund covenants that it will, from time to time, as and when requested by National Municipals Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as National Municipals Fund may deem necessary or desirable in order to vest in and confirm to National Municipals Fund title to and possession of all the assets of each Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 National Municipals Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 National Municipals Fund covenants that it will, from time to time, as and when requested by Municipal Series Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Municipal Series Fund may deem necessary or desirable in order to (i) vest in and confirm to the Municipal Series Fund title to and possession of all the shares of National Municipals Fund to be transferred to the shareholders of each Series pursuant to this Agreement and (ii) assume all of the liabilities of each Series in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL SERIES FUND.

    The obligations of Municipal Series Fund to consummate the transactions provided for herein shall be subject to the performance by National Municipals Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of National Municipals Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 National Municipals Fund shall have delivered to Municipal Series Fund on the Closing Date a certificate executed in its name by the President or a Vice President of National Municipals Fund, in form and substance satisfactory to Municipal Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of National Municipals Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Municipal Series Fund shall reasonably request.

    6.3 With respect to the reorganization of each Series, Municipal Series Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to National Municipals Fund, dated as of the Closing Date, to the effect that:


        6.3.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

        6.3.2 This Agreement has been duly authorized, executed and delivered by National Municipals Fund and, assuming due authorization, execution and delivery of the Agreement by Municipal Series Fund on behalf of each Series, is a valid and binding obligation of National Municipals Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement.

        6.3.3 The shares of National Municipals Fund to be distributed to the shareholders of each Series under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of National Municipals Fund has any pre-emptive right to subscribe therefor or purchase such shares;


        6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with National Municipals Fund's Restated Articles of Incorporation, as supplemented to date, or Amended and Restated By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated May 2, 1988, as amended on January 22, 1990, between Prudential-Bache National Municipals Fund, Inc. and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated July 26, 1990 between National Municipals Fund and State Street Bank and Trust Company, as amended on February 22, 1999, (c) the Distribution Agreement, dated November 9, 1998, between Prudential National Municipals Fund, Inc. and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache National Municipals Fund, Inc. and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by National Municipals Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

        6.3.6 National Municipals Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against National Municipals Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    Such opinion may rely on an opinion of Maryland counsel, to the extent it addresses Maryland law.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND.

    The obligations of National Municipals Fund to complete the transactions provided for herein shall be subject to the performance by Municipal Series Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Municipal Series Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

    7.2 Municipal Series Fund shall have delivered to National Municipals Fund on the Closing Date a statement of the assets and liabilities of each Series, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of each Series showing the adjusted tax basis of such securities by lot, as of the Closing Date, certified by the Treasurer of Municipal Series Fund.

    7.3 Municipal Series Fund shall have delivered to National Municipals Fund on the Closing Date a certificate executed in its name by the President or one of the Vice Presidents of Municipal Series Fund, in form and substance satisfactory to National Municipals Fund and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Series Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as National Municipals Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Municipal Series Fund shall have declared and paid to the shareholders of record of each Series one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of such Series for all completed taxable years from the inception of such Series through August 31, 2000, and for the period from and after August 31, 2000 through the Closing Date.


    7.5 With respect to the reorganization of each Series, National Municipals Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to Municipal Series Fund, dated as of the Closing Date, to the effect that:


        7.5.1 Municipal Series Fund is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and each Series has been duly established in accordance with the terms of the Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

        7.5.2 This Agreement has been duly authorized, executed and delivered by Municipal Series Fund and constitutes a valid and legally binding obligation of Municipal Series Fund enforceable against the assets of each Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this agreement;


        7.5.3 The execution and delivery of the Agreement did not, and the performance by Municipal Series Fund of its obligations hereunder will not,
    (i) violate Municipal Series Fund's Declaration of Trust or Amended and Restated By-Laws or (ii) result in a default or a breach of (a) the Management

    Agreement, dated December 30, 1988, between Prudential-Bache Municipal Series Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated August 29, 1984, as amended on February 22, 1999, between Prudential-Bache Municipal Series Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Prudential Municipal Series Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Municipal Series Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; provided, however, that such counsel may state that insofar as performance by Municipal Series Fund of its obligations under this Agreement is concerned, they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Municipal Series Fund under the federal laws of the United States and the laws of The Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Massachusetts securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

        7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Municipal Series Fund, involving any Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

        7.5.6 Municipal Series Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND AND MUNICIPAL SERIES FUND.

    The obligations of National Municipals Fund and Municipal Series Fund hereunder are subject to the further conditions that on or before the Closing
Date:


    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Municipal Series Fund and the Board of Directors of National Municipals Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of National Municipals Fund as to the assumption by National Municipals Fund of the liabilities of each Series and (c) the holders of the outstanding shares of each Series in accordance with the provisions of Municipal Series Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions or other documents, as applicable, evidencing such approvals shall have been delivered to National Municipals Fund and Municipal Series Fund, as applicable.


    8.2 Any proposed change to National Municipals Fund's operations that may be approved by the Board of Directors of National Municipals Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of National Municipals Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of National Municipals Fund in accordance with the Investment Company Act and General Corporation Law of the State of Maryland, and certified copies of the resolutions evidencing such approval shall have been delivered to Municipal Series Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by National Municipals Fund or Municipal Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of National Municipals Fund or any Series, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.


    8.6 With respect to each reorganization, the Funds shall have received, with respect to each Series, on or before the Closing Date, an opinion of Swidler Berlin Shereff Friedman, LLP or a ruling from the Internal Revenue Service satisfactory to each of them, substantially to the effect that for federal income tax purposes:



        8.6.1 The acquisition by National Municipals Fund of the assets of such Series in exchange solely for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares acquired by Municipal Series Fund pro rata to such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;



        8.6.2 Such Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of such Series solely for shares of National Municipals Fund in complete termination of such Series, as described above and in the Agreement;



        8.6.3 No gain or loss will be recognized by such Series upon the transfer of its assets to National Municipals Fund in exchange solely for Class A and Class Z shares, as applicable, of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, and the subsequent distribution of those shares to such Series' shareholders in complete termination of such Series;



        8.6.4 No gain or loss will be recognized by National Municipals Fund upon the acquisition of such Series' assets in exchange solely for Class A and Class Z shares, as applicable, of National Municipals Fund and the assumption of such Series' liabilities, if any;



        8.6.5 National Municipals Fund's basis for the assets of such Series acquired in the reorganization will be the same as the basis of these assets when held by such Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period of these assets when held by such Series;



        8.6.6 Such Series shareholders' bases for the shares of National Municipals Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of such Series to be constructively surrendered in exchange therefor; and



        8.6.7 The holding period of National Municipals Fund shares to be received by such Series' shareholders will include the period during which the shares of such Series to be constructively surrendered in exchange therefor were held; provided that such Series' shares surrendered were held as capital assets by those shareholders as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.


    9.  FINDER'S FEES AND EXPENSES.

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.


    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to National Municipals Fund and the relevant Series pro rata in a fair and equitable manner in proportion to their respective assets.


    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION.

    Either National Municipals Fund or Municipal Series Fund as to any Series may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Municipal Series Fund and National Municipals Fund.


    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of National Municipals Fund and the relevant Series to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of National Municipals Fund or any Trustee or officer of Municipal Series Fund.


    12.  AMENDMENT.

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Municipal Series Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of National Municipals Fund to be distributed to any Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES.

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102,
Attention: Deborah A. Docs.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    14.5 The terms of this Agreement shall apply separately with respect to each of Massachusetts, North Carolina and Ohio Series. Nothing herein expressed or implied is intended or shall be construed to imply that the approval or implementation of the reorganization with respect to any Series is subject to or contingent upon approval or implementation of the reorganization with respect to any other Series.

    15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF MUNICIPAL SERIES FUND; AGREEMENT AN OBLIGATION ONLY OF THE RESPECTIVE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF THE RESPECTIVE SERIES.


    The name "Prudential Municipal Series Fund" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated August 17, 1994, as the same may be from time to time amended, and the names "Massachusetts Series," "North Carolina Series" and "Ohio Series" are each the designation of a portfolio of the assets of Municipal Series Fund. National Municipals Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of each Series for the enforcement of any claims arising out of or based on the obligations of Municipal Series Fund hereunder, and with respect to obligations relating to any Series, only to the assets of such Series, and in particular that (i) neither the Trustees, officers, employees, agents or shareholders of Municipal Series Fund assume or shall have any personal liability for obligations of Municipal Series Fund hereunder, and (ii) none of the assets of Municipal Series Fund other than the portfolio assets of the relevant Series may be resorted to for the enforcement of any claim based on the obligations of Municipal Series Fund hereunder.



    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the Vice President of each Fund.



                                Prudential Municipal Series Fund

                                By:   /s/ Robert F. Gunia
                                      ------------------------------------------

                                Name: Robert F. Gunia
                                      ------------------------------------------

                                Title: Vice President
                                      ------------------------------------------

                                Prudential National Municipals Fund, Inc.

                                By:   /s/ Robert F. Gunia
                                      ------------------------------------------

                                Name: Robert F. Gunia
                                      ------------------------------------------

                                Title: Vice President
                                      ------------------------------------------

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077



                        Prudential Municipal Series Fund
                             (Massachusetts Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077


                                      Proxy

                    Special Meeting of Shareholders (Meeting)
                           December 7, 2000, 10:00 a.m.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Massachusetts Series), held of record by the undersigned on October 13, 2000, at the Meeting to be held on December 7, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED NOVEMBER 3, 2000 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.
3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Go to website www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Massachusetts Series)

         For address changes, please check this box / / and write them on the back.

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                For      Against      Abstain

1)       To approve an Agreement and Plan of    / /        / /          / /
         Reorganizations between Prudential
         Municipal Series Fund, on behalf of
         certain of its series, including
         Massachusetts Series, and Prudential
         National Municipals Fund, Inc.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------                   ---------------------
Signature (PLEASE SIGN WITHIN BOX)                                Date

---------------------------------------

---------------------------------------                   ---------------------
Signature (Joint Owners)                                          Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077



                        Prudential Municipal Series Fund
                             (North Carolina Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077


                                      Proxy

                    Special Meeting of Shareholders (Meeting)
                           December 7, 2000, 10:00 a.m.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (North Carolina Series), held of record by the undersigned on October 13, 2000, at the Meeting to be held on December 7, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED NOVEMBER 3, 2000 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)     Read the Proxy Statement and have this Proxy card at hand.
2)     Call 1-800-690-6903 toll free.
3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)     Read the Proxy Statement and have this Proxy card at hand.
2)     Go to website www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (North Carolina Series)

         For address changes, please check this box              / /
         and write them on the back.

The Board of Trustees recommends a vote FOR the proposal.


Vote on Proposal                                   For     Against    Abstain


1)    To approve an Agreement and Plan of          / /       / /        / /
      Reorganizations between Prudential
      Municipal Series Fund, on behalf of
      certain of its series, including
      North Carolina Series, and Prudential
      National Municipals Fund, Inc.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------                  ---------------------
Signature (PLEASE SIGN WITHIN BOX)                                Date


---------------------------------------

---------------------------------------                  ---------------------
Signature (Joint Owners)                                          Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077



                        Prudential Municipal Series Fund
                                  (Ohio Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077


                                      Proxy

                    Special Meeting of Shareholders (Meeting)
                          December 7, 2000, 10:00 a.m.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Ohio Series), held of record by the undersigned on October 13, 2000, at the Meeting to be held on December 7, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED NOVEMBER 3, 2000 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)     Read the Proxy Statement and have this Proxy card at hand.
2)     Call 1-800-690-6903 toll free.
3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)     Read the Proxy Statement and have this Proxy card at hand.
2)     Go to website www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Ohio Series)

         For address changes, please check this box           / /
         and write them on the back.

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                   For      Against     Abstain


1)    To approve an Agreement and Plan             / /        / /        / /
      of Reorganizations between Prudential
      Municipal Series Fund, on behalf of
      certain of its series, including
      Ohio Series, and Prudential National
      Municipals Fund, Inc.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------                   ---------------------
Signature (PLEASE SIGN WITHIN BOX)                                Date


---------------------------------------

---------------------------------------                   ---------------------
Signature (Joint Owners)                                          Date

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.


                              GATEWAY CENTER THREE

                              100 MULBERRY STREET

                         NEWARK, NEW JERSEY 07102-4077

                                 (800) 225-1852

          MASSACHUSETTS SERIES, NORTH CAROLINA SERIES AND OHIO SERIES
                                       OF
                        PRUDENTIAL MUNICIPAL SERIES FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION


                             dated November 3, 2000



    This Statement of Additional Information specifically relates to the proposed transactions (Mergers) between each of Massachusetts Series, North Carolina Series and Ohio Series (each, a Series and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series Fund), and Prudential National Municipals Fund, Inc. (National Municipals Fund) pursuant to which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, National Municipals Fund. National Municipals Fund will be the surviving corporation, and each whole and fractional share of each Series, shall be exchanged for whole and fractional shares of equal net asset value of National Municipals Fund to occur on December 15, 2000, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:


     1. Pro Forma Financial Statements as of June 30, 2000.

     2. Statement of Additional Information of National Municipals Fund dated March 3, 2000, as supplemented to date.

     3. Annual Report to Shareholders of National Municipals Fund for the fiscal year ended December 31, 1999.

     4. Semi-Annual Report to Shareholders of National Municipals Fund for the six month period ended June 30, 2000.

     5. Annual Report to Shareholders of Massachusetts Series for the fiscal year ended August 31, 2000.

     6. Annual Report to Shareholders of North Carolina Series for the fiscal year ended August 31, 2000.

     7. Annual Report to Shareholders of Ohio Series for the fiscal year ended August 31, 2000.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated
November 3, 2000, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from National Municipals Fund, without charge, by writing or calling National Municipals Fund at the address or phone number listed above. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  LONG-TERM INVESTMENTS
                                                                  ALASKA
        $    --     $    --   $    --  $    775     $    775      Alaska Ind. Dev. & Expt. Auth., Revolving Loan      A2
                                                                    Fund
                                                                  ARIZONA
             --          --        --     2,250        2,250      Arizona St. Mun. Fin. Proj., Cert. of Part., Ser.   Aaa
                                                                    25, B.I.G.
             --          --        --     1,790        1,790      Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.             Aaa
             --          --        --     3,000        3,000      Pima Cnty. Unified Sch. Dist., Gen. Oblig., No. 1   Aaa
                                                                    Tuscan, F.G.I.C.
                                                                  Tucson Gen. Oblig.,
             --          --        --     1,000        1,000        Ser. A                                            Aa2
             --          --        --     1,100        1,100        Ser. A                                            Aa2
                                                                  CALIFORNIA
             --          --        --     1,200        1,200      Abag Fin. Auth. For Nonprofit Corps. Ref. Amer.     BBB*
                                                                    Baptist Homes., Ser. A
                                                                  Anaheim California Public Financing Authority
                                                                    Lease
             --          --        --     2,210        2,210        Rites Pennsylvania 641A                           NR
             --          --        --     1,815        1,815        Rites Pennsylvania 641B                           NR
             --          --        --     3,810        3,810      Encinitas California Union School District Cap      Aaa
                                                                    Apprec
             --          --        --     5,000        5,000      Foothill/Eastern Transportation Corridor Agency     Aaa
                                                                    California Toll Road Revenue
             --          --        --     6,000        6,000      Long Beach Aquarium of the Pacific Rev., Ser. A,    BBB*
                                                                    A.M.T.
             --          --        --     4,000        4,000      Long Beach Ca Hbr Rev                               Aaa
             --          --        --     1,000        1,000      Los Angeles California Unified School District      Aaa
                                                                    Ser A
                                                                  Pittsburg California Redevelopment Agency Tax
                                                                    Allocation
             --          --        --     2,000        2,000        Los Medanos Community Development Project         Aaa

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------

       5.40%    4/1/01    $        --   $        --  $        --  $    778,736  $    778,736

      7.875%    8/1/14             --            --           --     2,796,773     2,796,773

       7.25%   7/15/10             --            --           --     1,888,575     1,888,575
        7.5%    7/1/10             --            --           --     3,584,700     3,584,700

      7.375%    7/1/11             --            --           --     1,193,030     1,193,030
      7.375%    7/1/12             --            --           --     1,318,196     1,318,196

        6.2%   10/1/27             --            --           --     1,008,924     1,008,924

      9.208%    9/1/16             --            --           --     2,789,882     2,789,882
      9.208%    9/1/24             --            --           --     2,096,452     2,096,452
       Zero     8/1/21             --            --           --     1,115,720     1,115,720

       Zero     1/1/23             --            --           --     1,348,250     1,348,250

      6.125%    7/1/23             --            --           --     5,558,520     5,558,520

          6%   5/15/18             --            --           --     4,234,840     4,234,840
          6%    7/1/15             --            --           --     1,090,270     1,090,270

       Zero     8/1/25             --            --           --       456,120       456,120

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $  5,000     $  5,000        Los Medanos Community Development Project         Aaa
             --          --        --    10,000       10,000      San Joaquin Hills California Transportation         Aaa
                                                                    Corridor Agency Toll Road Revenue
             --          --        --    10,000       10,000      San Joaquin Hills Trans. Corr. Agcy., Toll Rd.      Aaa
                                                                    Rev.
                                                                  Santa Margarita Ca/Dana Point
             --          --        --       810          810        Rites Pennsylvania 644D                           NR
             --          --        --       660          660        Rites Pennsylvania 644G                           NR
             --          --        --       665          665      Santa Margarita/Dana Point Rites Pennsylvania 644C  NR
             --          --        --     1,600        1,600      West Contra Costa Sch. Dist., Cert. of Part.        Baa3
                                                                  COLORADO
             --          --        --     3,000        3,000      Arapahoe Cnty. Cap. Imprvmt. Trust Fund Hwy., Pub.  Aaa
                                                                    Hwy. Rev., Ser. E-470
                                                                  Colorado Housing Finance Authority
             --          --        --     3,500        3,500        Amt Single Fam Pg Sr Ser C2                       Aa2
             --          --        --     4,000        4,000        Amt Single Family Pg Senior Series C 2            Aa2
             --          --        --     1,710        1,710        Amt Single Family Program Senior A 2              Aa2
                                                                  Colorado Hsg. Fin. Auth., A.M.T.,
             --          --        --     1,975        1,975        Singl. Fam. Prog.,                                Aa2
             --          --        --     1,185        1,185        Singl. Fam. Proj., Ser. B-1,                      Aa2
             --          --        --     2,875        2,875        Singl. Fam. Proj., Ser. C-1, M.B.I.A.             Aaa
             --          --        --     7,960        7,960      Colorado Springs Arpt. Rev., A.M.T., Ser. A.        Baa2
             --          --        --     4,000        4,000      Denver Company Health + Hospital Health Series A    Baa2

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       Zero     8/1/30    $        --   $        --  $        --  $    844,350  $    844,350
       Zero     1/1/26             --            --           --     2,269,800     2,269,800

       Zero     1/1/25             --            --           --     2,405,700     2,405,700

     12.973%    8/1/10             --            --           --     1,291,950     1,291,950
     12.973%    8/1/14             --            --           --     1,091,627     1,091,627
     12.973%    8/1/09                                               1,034,906     1,034,906
      7.125%    1/1/24             --            --           --     1,664,080     1,664,080

          7%   8/31/26             --            --           --     3,364,590     3,364,590

      6.875%   11/1/28             --            --           --     3,660,545     3,660,545
       7.05%    4/1/31             --            --           --     4,355,520     4,355,520
       7.05%    5/1/27             --            --           --     1,823,800     1,823,800

          8%    6/1/25             --            --           --     2,090,775     2,090,775
        7.9%   12/1/25             --            --           --     1,232,542     1,232,542
       7.65%   12/1/25             --            --           --     3,009,723     3,009,723
          7%    1/1/22             --            --           --     8,251,018     8,251,018
      5.375%   12/1/28             --            --           --     3,107,840     3,107,840

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  CONNECTICUT
        $    --     $    --   $    --  $  5,725     $  5,725      Connecticut St Health And Educational Facilities    Ba1
                                                                    Authority Revenue
             --          --        --     1,000        1,000      Connecticut St. Spec. Tax Oblig. Rev.,              Aaa
                                                                    Infrastructure, Ser. A.
             --          --        --     1,000        1,000      Dist. of Columbia Ref., Ser. B., M.B.I.A.           Aaa
                                                                  FLORIDA
             --          --        --     7,445        7,445      Broward Cnty. Res. Rec. Rev., Broward Co. L.P.      A3
                                                                    South Proj.,
             --          --        --     1,260        1,260      Florida St. Brd. of Ed., Admin. Cap. Outlay,        Aa2
             --          --        --     5,000        5,000      Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl.      Aa3
                                                                    Rev., Tampa Elec. Proj., Ser. 92
                                                                  GEORGIA
             --          --        --       557          557      Burke Cnty. Dev. Auth., Oglethorpe Pwr. Co.,        Aaa
                                                                    M.B.I.A.
                                                                  Burke Cnty. Dev. Auth., M.B.I.A.,
             --          --        --       500          500        Georgia Pwr. Plant Co., Vogtle Proj., Ser. 7      Aaa
             --          --        --     5,000        5,000        Oglethorpe Pwr. Corp.                             Aaa
             --          --        --       500          500      Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A          Aa2
             --          --        --       750          750      Fulton Cnty. Sch. Dist. Rev., Lindbrook Square      Aa2
                                                                    Fndtn.
             --          --        --     5,000        5,000      Georgia Municipal Electric Authority Power Revenue  Aaa
                                                                    Linked Certificates Series B Mbia Ibc
             --          --        --       325          325      Green Cnty. Dev. Auth. Indl. Park Rev.              NR
                                                                  GUAM
             --       1,000        --        --        1,000      Guam Airport Auth. Rev., Ser. B Ser. B              BBB*
                                                                  Guam Pwr. Auth. Rev.,
             --         250        --     1,000        1,250        Ser. 1994                                         AAA*
             --         525     2,500        --        3,025        Ser. A Ser. A                                     AAA*

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------

       6.75%    7/1/12    $        --   $        --  $        --  $  5,833,088  $  5,833,088

      7.125%    6/1/10             --            --           --     1,144,490     1,144,490

          6%    6/1/13             --            --           --     1,057,150     1,057,150

       7.95%   12/1/08             --            --           --     7,683,166     7,683,166

      9.125%    6/1/14             --            --           --     1,675,031     1,675,031
          8%    5/1/22             --            --           --     5,409,450     5,409,450

        7.5%    1/1/03             --            --           --       577,247       577,247

      6.625%   10/1/24             --            --           --       510,075       510,075
          8%    1/1/22             --            --           --     5,513,850     5,513,850
       6.75%    7/1/16             --            --           --       568,595       568,595
      6.375%    5/1/17             --            --           --       826,620       826,620

      6.375%    1/1/16             --            --           --     5,490,950     5,490,950

      6.875%    2/1/04             --            --           --       333,378       333,378

        6.6%   10/1/10             --     1,039,150           --                   1,039,150

      6.625%   10/1/14             --       274,880           --     1,099,520     1,374,400
       6.75%   10/1/24             --       579,763    2,760,775                   3,340,538

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  HAWAII
        $    --     $    --   $    --  $    500     $    500      Hawaii St. Dept. Budget & Fin., Hawaiian Elec.      Aaa
                                                                    Co., Ser. C, M.B.I.A.
             --          --        --       500          500      Hawaii St. Harbor Cap. Impvt. Rev., F.G.I.C.        Aaa
                                                                  ILLINOIS
                                                                  Chicago Illinois
             --          --        --    13,500       13,500        Capital Appreciation City Colleges                Aaa
             --          --        --     5,000        5,000        Capital Appreciation City Colleges                Aaa
             --          --        --    10,000       10,000        Capital Appreciation City Colleges                Aaa
             --          --        --     5,000        5,000        Series A                                          Aaa
                                                                  Chicago Illinois Board Education
             --          --        --     2,000        2,000        Capital Appreciation School Reform B 1            Aaa
             --          --        --     1,500        1,500        Capital Appreciation School Reform Series A       Aaa
             --          --        --     3,500        3,500      Chicago Illinois Single Family Mortgage Revenue     AAA*
                                                                    Series A
             --          --        --     3,035        3,035      Cook And Du Page Cntys Il Cap Apprec                Aaa
             --          --        --     2,000        2,000      Illinois Development Finance Authority Revenue Ref  BBB*
                                                                    Cmnty Rehab Providers A
             --          --        --    12,910       12,910      Metropolitan Pier & Expo. Auth Hosp. Fac. Rev.,     Aaa
                                                                    McCormick Place Convention
                                                                  INDIANA
             --          --        --     2,000        2,000      Gary In Mortgage Revenue Gnma Lakeshore Dunes       AAA*
                                                                    Apts A
                                                                  KENTUCKY
             --          --        --     6,000        6,000      Henderson Cnty. Solid Waste Disp. Rev., Macmillan   A2
                                                                    Bloedel Proj., A.M.T.

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
      7.375%   12/1/20    $        --   $        --  $        --  $    514,955  $    514,955
       6.25%    7/1/15             --            --           --       515,350       515,350
       Zero     1/1/16             --            --           --     5,513,940     5,513,940
       Zero     1/1/24             --            --           --     1,212,450     1,212,450
       Zero     1/1/25             --            --           --     2,277,600     2,277,600
       6.75%    1/1/35             --            --           --     5,472,650     5,472,650
       Zero    12/1/19             --            --           --       628,560       628,560
       Zero    12/1/12             --            --           --       749,070       749,070
       7.15%    9/1/31             --            --           --     3,838,555     3,838,555
       Zero    12/1/11             --            --           --     1,635,137     1,635,137
          6%    7/1/15             --            --           --     1,764,480     1,764,480
          7%    7/1/26             --            --           --    14,929,898    14,929,898
          6%   8/20/34             --            --           --     1,946,080     1,946,080
          7%    3/1/25             --            --           --     6,102,840     6,102,840

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $  6,250     $  6,250      Kenton County Kentucky Airport Board Airport        Aaa
                                                                    Revenue Refunding Cincinnati Northern
                                                                    Kentucky A
             --          --        --     3,000        3,000      Louisville And Jefferson County Kentucky            Aaa
                                                                    Metropolitan Sewer District Sewer And Drainage
                                                                    Systems Revenue
                                                                  LOUISIANA
             --          --        --    12,000       12,000      New Orleans Louisiana Refunding                     Aaa
             --          --        --    13,500       13,500      New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.  Aaa
             --          --        --     5,780        5,780      Orleans Parish Sch. Brd., E.T.M. M.B.I.A.           Aaa
             --          --        --     5,000        5,000      St. Charles Parish, Environ. Impt. Rev. Louisiana   Baa2
                                                                    Pwr. & Lt. Co., Ser. A, A.M.T.
                                                                  MARYLAND
             --          --        --     1,000        1,000      Baltimore, Maryland Econ. Dev. Lease Rev.,          BBB+*
                                                                    Armistead Partnership
             --          --        --     5,000        5,000      Maryland St Health And Higher Educational           Baa1
                                                                    Facilities Authority Revenue
             --          --        --     3,000        3,000      Maryland St. Hlth. & Higher Edl. Facs., Auth.       Baa1
                                                                    Rev., Doctor's Comn. Hosp.
             --          --        --     1,000        1,000      Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr.  BBB*
                                                                    for Physics
             --          --        --       450          450      Montgomery Cnty., G.O., Cons. Pub. Impvt.           Aaa
             --          --        --     1,000        1,000      Northeast Maryland Waste Disp. Auth., Solid Wste.   A2
                                                                    Rev., Montgomery Cnty. Res. Rec. Proj.
             --          --        --     3,446        3,446      Northeast Wste. Disp. Auth., Sludge Comp. Fac.      NR

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
        6.3%    3/1/15    $        --   $        --  $        --  $  6,561,500  $  6,561,500

          5%   5/15/30             --            --           --     2,637,930     2,637,930

        5.5%   12/1/21             --            --           --    11,675,760    11,675,760
       Zero     9/1/09             --            --           --     8,326,665     8,326,665
        8.9%    2/1/07             --            --           --     7,060,732     7,060,732
      6.875%    7/1/24             --            --           --     5,029,200     5,029,200

          7%    8/1/11             --            --           --     1,028,590     1,028,590

       6.75%    7/1/30             --            --           --     5,034,700     5,034,700

        5.5%    7/1/24             --            --           --     2,324,310     2,324,310

      6.625%    1/1/17             --            --           --     1,002,500     1,002,500

       9.75%    6/1/01             --            --           --       471,186       471,186
          6%    7/1/07             --            --           --     1,024,070     1,024,070

       7.25%    7/1/07             --            --           --     3,544,659     3,544,659

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $  1,000     $  1,000      Takoma Park Hosp. Facs. Rev., Washington Adventist  Aaa
                                                                    Hosp., F.S.A.
                                                                  MASSACHUSETTS
          1,500          --        --        --        1,500      Boston Massachusetts Ind. Dev. Fin. Auth., Swr.     Baa1
                                                                    Fac. Rev., Harbor Elec. Energy Co. Proj., A.M.T.
          1,030          --        --        --        1,030      Brockton Massachusetts, Gen. Oblig., Ser. A,        Aa3
                                                                    F.G.I.C.
            650          --        --        --          650      Everett Massachusetts                               Aaa
            700          --        --        --          700      Holyoke Massachusetts, Gen. Oblig., School Proj.,   Aaa
                                                                    M.B.I.A.
            750          --        --        --          750      Lowell Massachusetts, Gen. Oblig.                   Aaa
            850          --        --        --          850      Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A,    Aaa
                                                                    M.B.I.A.
            700          --        --        --          700      Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A    Aaa
                                                                  Mass. St. Gen. Oblig.,
          1,000          --        --        --        1,000        Ser. A, A.M.B.A.C.                                Aaa
          1,250          --        --        --        1,250        Ser. C, F.G.I.C.                                  Aaa
                                                                  Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
          1,500          --        --        --        1,500        Beth Israel Hospital, A.M.B.A.C.                  Aaa
            625          --        --        --          625        Dana Farber Cancer Proj., Ser. G-1                A1
          1,500          --        --        --        1,500        Faulkner Hospital, Ser. C                         Baa1
            550          --        --        --          550        Holyoke Hospital, Ser. B                          Baa3
          1,350          --        --        --        1,350        Jordan Hospital, Ser. C                           BBB+*
             --          --        --     1,500        1,500        Mass. Inst. of Tech. Ser. I-1                     Aaa
          1,000          --        --        --        1,000        Med. Academic & Scientific A                      BBB-*
            825          --        --        --          825        Valley Regional Hlth. Sys.                        AAA*
          1,000          --        --        --        1,000        Winchester Hospital, Ser. D                       AAA*
          1,000          --        --        --        1,000      Mass. St. Ind. Fin. Agcy. Rev., Phillips Academy    Aaa
          1,000          --        --        --        1,000      Mass. St. Port Auth. Rev., Ser. B, A.M.T.           Aa3

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
        6.5%    9/1/12    $        --   $        --  $        --  $  1,113,180  $  1,113,180

      7.375%   5/15/15      1,541,250            --           --            --     1,541,250

      6.125%   6/15/18      1,048,200            --           --            --     1,048,200

       5.75%   12/15/19       655,954            --           --            --       655,954
        8.1%   6/15/05        764,267            --           --            --       764,267

      7.625%   2/15/10        787,140            --           --            --       787,140
       7.25%   12/1/10        876,800            --           --            --       876,800

        5.5%    3/1/15        709,814            --           --            --       709,814

          5%    7/1/12        978,810            --           --            --       978,810
          6%    8/1/09      1,343,150            --           --            --     1,343,150

      7.255%    7/1/25      1,483,125            --           --            --     1,483,125
       6.25%   12/1/22        607,369            --           --            --       607,369
          6%    7/1/23      1,568,925            --           --            --     1,568,925
        6.5%    7/1/15        503,503            --           --            --       503,503
      6.875%   10/1/22      1,431,634            --           --            --     1,431,634
        5.2%    1/1/28             --            --           --     1,394,505     1,394,505
      6.625%    1/1/15      1,004,230            --           --            --     1,004,230
          7%    7/1/10        935,550            --           --            --       935,550
       5.75%    7/1/24        968,410            --           --            --       968,410
      5.375%    9/1/23        942,480            --           --            --       942,480
          5%    7/1/18        907,190            --           --            --       907,190

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $ 2,000     $    --   $    --  $     --     $  2,000      Mass. St. Tpk. Auth. Cap. Apprec. Ser. C            Aaa
          1,000          --        --        --        1,000      Mass. St. Water Poll. Abatement Trust Rev.,         Aa3
                                                                    Ser. A
            500          --        --        --          500      Mass. St. Water Res. Auth. Ref. Gen., Ser. D        Aaa
            750          --        --        --          750      Mass. St. Water Res. Auth. Rev., Ser. B, M.B.I.A.   Aaa
          2,250          --        --        --        2,250      Massachusetts St College Building Authority         Aaa
                                                                    Project Revenue
            750          --        --        --          750      Massachusetts St Development Finance Agency         Ba2
                                                                    Revenue Concord Assabet Family Services
                                                                  Massachusetts St Health And Educational Facilities
                                                                    Authority
          1,000          --        --        --        1,000        Revenue                                           Aaa
            500          --        --        --          500        Revenue                                           Aaa
            500          --        --        --          500        Revenue                                           Aaa
            500          --        --        --          500      Massachusetts St Housing Finance Agency Housing     Aaa
                                                                    Revenue Amt Single Family Ser 59
                                                                  Massachusetts St Port Authority Revenue
          1,000          --        --        --        1,000        Amt Series D                                      Aa3
            600          --        --        --          600        Series 1999A                                      Baa3
                                                                  Massachusetts St Turnpike Authority Metropolitan
                                                                    Highway Systems
             --          --        --     9,000        9,000        Revenue                                           Aaa
            750          --        --        --          750        Revenue                                           Aaa
            500          --        --        --          500      Massachusetts St Water Pollution Abatement Trust    Aaa
            500          --        --        --          500      Massachusetts Str Development Finance Agency        Aa1

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       Zero     1/1/17    $   779,740   $        --  $        --  $         --  $    779,740
      6.375%    2/1/15      1,057,610                                              1,057,610

          6%    8/1/13        534,660            --           --            --       534,660
       6.25%   12/1/11        821,198            --           --            --       821,198
       Zero     5/1/22        617,490            --           --            --       617,490

          6%   11/1/28        592,395            --           --            --       592,395

       6.05%   10/1/20      1,032,870            --           --            --     1,032,870
      5.875%   10/1/29        500,560            --           --            --       500,560
          6%    7/1/35        513,080            --           --            --       513,080
        5.4%    6/1/20        460,580            --           --            --       460,580

       6.25%    7/1/17      1,051,090            --           --            --     1,051,090
       Zero    10/1/29        589,836            --           --            --       589,836

          5%    1/1/37             --            --                  7,767,630     7,767,630
          5%    1/1/39        644,775            --           --            --       644,775
        5.5%    8/1/29        478,335            --           --            --       478,335
       5.75%    7/1/29        495,815            --           --            --       495,815

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  Massachusetts Str Industrial Finance Agency
        $ 1,000     $    --   $    --  $     --     $  1,000        BRADFORD COLLEGE                                  CCC*
            700          --        --        --          700        CAMBRIDGE FRIENDS SCHOOL                          BBB*
            500          --        --        --          500      Plymouth County Corr. Facs. Proj., Cert. of Part.,  Aaa
                                                                    Ser. A
          2,500          --        --        --        2,500      Rail Connections Incorporated Massachusetts         A*
                                                                    Revenue Capital Appreciation Rte 128 B Aca Cbi
                                                                  MICHIGAN
             --          --        --       920          920      Detroit Econ. Dev. Corp., Res. Rec. Rev.,           Aaa
                                                                    Ser. 1991-A, F.S.A./A.M.T.
                                                                  Detroit Michigan Sewage Disposal Revenue
             --          --        --       800          800        Prerefunded Inflos                                Aaa
             --          --        --       200          200        Unrefunded Balance Inflos                         Aaa
             --          --        --     1,000        1,000      Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.     Aaa
             --          --        --    10,000       10,000      Dexter Michigan Community Schs                      Aaa
             --          --        --     1,000        1,000      Dickinson Cnty. Mem. Hosp. Sys. Rev.                Ba1
             --          --        --     3,500        3,500      Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.      Aaa
             --          --        --     1,000        1,000      Kalamazoo Econ. Dev. Corp. Rev., Friendship         BBB*
                                                                    Village, Ltd. Oblig.
             --          --        --       155          155      Michigan Higher Ed. Student Loan Auth. Rev.,        Aaa
                                                                    Ser. XIII-A, M.B.I.A./ A.M.T
             --          --        --       500          500      Michigan Mun. Bond Auth. Rev., Wayne Cnty. Proj.,   Aaa
                                                                    M.B.I.A.
                                                                  Michigan St. Hosp. Fin. Auth. Rev.,
             --          --        --     1,920        1,920        Bay Med. Ctr., Ser. A                             A3
             --          --        --     1,000        1,000        Hosp. Genesys Hlth. Sys.                          Aaa
             --          --        --       500          500        Hosp. Genesys Hlth. Sys.                          AAA*
             --          --        --       800          800        Presbyterian Village oblig.                       NR

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------

      5.625%   11/1/28    $   784,780   $        --  $        --  $         --  $    784,780
        5.8%    9/1/28        630,917            --           --            --       630,917
          7%    4/1/22        534,045            --           --            --       534,045

       Zero     7/1/21        647,750            --           --            --       647,750

      6.875%    5/1/09             --            --           --       952,504       952,504

      6.655%    7/1/23             --            --           --       849,000       849,000
      6.655%    7/1/23             --            --           --       185,500       185,500
       5.55%    7/1/12             --            --           --     1,031,860     1,031,860
        5.1%    5/1/28             --            --           --     9,108,500     9,108,500
          8%   11/1/14             --            --           --     1,128,770     1,128,770
       Zero     5/1/10             --            --           --     2,072,280     2,072,280
      6.125%   5/15/17             --            --           --       887,380       887,380

       7.55%   10/1/08             --            --           --       158,825       158,825

        7.4%   12/1/02             --            --           --       518,555       518,555

       8.25%    7/1/12             --            --           --     1,958,573     1,958,573
      8.125%   10/1/21             --            --           --     1,165,700     1,165,700
        7.5%   10/1/27             --            --           --       560,495       560,495
      6.375%    1/1/25             --            --           --       711,560       711,560

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  Michigan St. Hsg. Dev. Auth. Rev.,
        $    --     $    --   $    --  $    140     $    140        Multi-family Mtge. Insured Hsg., Ser. A           AA-*
             --          --        --       500          500        Multi-family Mtge. Insured Hsg., Ser. A           AA-*
             --          --        --     1,000        1,000        Rental Hsg. Rev., Ser. B                          AA-*
             --          --        --     2,905        2,905        Sngl. Fam. Mtge., Ser. A.                         AA+*
             --          --        --     1,500        1,500      Michigan St. Strategic Fund Ltd. Oblig. Rev.,       Ba1
                                                                    Waste Mgmt. Inc. Proj., A.M.T
             --          --        --     2,000        2,000      Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co.   Aaa
                                                                    Proj. 1, F.G.I.C./A.M.T. F.G.I.C./A.M.T.
                                                                  Oak Park, A.M.B.A.C.
             --          --        --       375          375        Gen. Oblig.,                                      Aaa
             --          --        --       400          400        Gen. Oblig.,                                      Aaa
                                                                  Okemos Pub. Sch. Dist., M.B.I.A.,
             --          --        --     1,100        1,100        Cnty. of Ingham                                   Aaa
             --          --        --     1,000        1,000        Cnty. of Ingham                                   Aaa
             --          --        --     1,250        1,250      Wayne Cnty. Bldg. Auth., Ser. A                     A3
             --          --        --     2,000        2,000      Wyandotte Elec. Rev., M.B.I.A.                      Aaa
                                                                  MINNESOTA
             --          --        --     9,085        9,085      Minneapolis And St Paul Minnesota Metropolitan      Aaa
                                                                    Arpts Commission Airport Revenue
             --          --        --       570          570      Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl.     AAA*
                                                                    Fam. Mtge., G.N.M.A., A.M.T.
             --          --        --     7,000        7,000      Minnesota Agricultural + Economic Development       A2
                                                                    Fairview Health Care Systems Series A
             --          --        --       315          315      St. Paul Science Museum, Cert. of Part., E.T.M.     AAA*

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------

       7.15%    4/1/10    $        --   $        --  $        --  $    145,642  $    145,642
        7.7%    4/1/23             --            --           --       516,485       516,485
       7.55%    4/1/23             --            --           --     1,032,030     1,032,030
        7.5%    6/1/15             --            --           --     2,966,354     2,966,354
      6.625%   12/1/12             --            --           --     1,464,630     1,464,630

       7.65%    9/1/20             --            --           --     2,048,700     2,048,700

          7%    5/1/11             --            --           --       395,749       395,749
          7%    5/1/12             --            --           --       422,132       422,132

       Zero     5/1/12             --            --           --       576,092       576,092
       Zero     5/1/13             --            --           --       490,320       490,320
          8%    3/1/17             --            --           --     1,338,287     1,338,287
       6.25%   10/1/08             --            --           --     2,132,660     2,132,660

          5%    1/1/22             --            --           --     8,188,038     8,188,038

        7.3%    8/1/31             --            --           --       581,565       581,565

      6.375%   11/15/22            --            --           --     6,945,820     6,945,820

        7.5%   12/15/01            --            --           --       323,971       323,971

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  MISSOURI
        $    --     $    --   $    --  $  3,610     $  3,610      Missouri St. Hsg. Dev. Comm. Mtge Rev., Single      AAA*
                                                                    Family Loan Ser. A, G.N.M.A., A.M.T.
                                                                  NEVADA
             --          --        --    10,000       10,000      Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp.,   Baa2
                                                                    Ser. A
                                                                  NEW HAMPSHIRE
                                                                  Manchester New Hampshire Housing And Redevelopment
                                                                    Authority Revenue
             --          --        --     4,740        4,740        Capital Appreciation Series B                     A*
             --          --        --     4,140        4,140        Capital Appreciation Series B                     A*
             --          --        --     4,640        4,640        Capital Appreciation Series B                     A*
             --          --        --     3,000        3,000      New Hampshire Health And Education Facilities       BBB-*
                                                                    Authority Revenue New Hampshire College Issue
                                                                  New Hampshire Higher Educational And Health
                                                                    Facilities
             --          --        --       500          500        Authority Revenue                                 BBB-*
             --          --        --     2,000        2,000        Authority Revenue                                 BBB-*
             --          --        --     3,420        3,420      New Hampshire St. Ind. Dev. Auth., Poll. Ctrl.      Ba3
                                                                    Rev., Proj. A
                                                                  NEW JERSEY
             --          --        --     8,000        8,000      New Jersey Health Care Facilities Financing         A3
                                                                    Authority Revenue
                                                                  NEW YORK
             --          --        --     2,500        2,500      Metropolitan Trans. Auth. Trans. Facs., Ser. A,     Aaa
                                                                    F.S.A.
                                                                  New York City
             --          --        --        45           45        Unrefunded Balance                                A2
             --          --        --        30           30        Unrefunded Balance Ser. D                         A2
             --          --        --    10,565       10,565      New York City Mun Wtr Fin Auth Unrefunded Bal Fgic  Aaa
                                                                    Tcrs

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
        7.2%    9/1/26    $        --   $        --  $        --  $  3,772,992  $  3,772,992
        6.5%   12/1/33             --            --           --     9,479,600     9,479,600
       Zero     1/1/24             --            --           --       951,555       951,555
       Zero     1/1/27             --            --           --       673,619       673,619
       Zero     1/1/30             --            --           --       611,227       611,227
        7.5%    1/1/31             --            --           --     3,007,230     3,007,230
        6.3%    1/1/16             --            --           --       476,365       476,365
      6.375%    1/1/27             --            --           --     1,840,140     1,840,140
       7.65%    5/1/21             --            --           --     3,500,165     3,500,165
          6%    1/1/34             --            --           --     7,863,920     7,863,920
          6%    7/1/16             --            --           --     2,581,675     2,581,675
       7.65%    2/1/07             --            --           --        47,439        47,439
          8%    8/1/04             --            --           --        31,457        31,457
       6.75%   6/15/16             --            --           --    10,861,454    10,861,454

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $     70     $     70      New York City, Gen. Oblig., Ser. D                  A2
                                                                  New York New York
             --          --        --     6,430        6,430        Series A Fsa Credit                               Aaa
             --          --        --        15           15        Unrefunded Balance Ser A                          A2
             --          --        --       815          815        Unrefunded Balance Ser F                          A2
             --          --        --     2,000        2,000      New York New York City Industrial Development       Baa3
                                                                    Agency Industrial Development Revenue
             --          --        --    10,000       10,000      New York New York City Municipal Water Finance      Aa3
                                                                    Authority Water And Sewer Systems Revenue
                                                                  New York St Dormitory Authority Revenues
             --          --        --     5,000        5,000        City University 3Rd General 2 Fsa Credit          Aaa
             --          --        --     4,000        4,000        Memorial Sloan Kettering Cancer C                 Aaa
             --          --        --     1,280        1,280      New York St. Env. Facs. Corp., Poll. Ctrl. Rev.     Aaa
             --          --        --     3,000        3,000      New York St. Urban Dev. Corp. Rev., F.S.A.,         Aaa
                                                                    Correctional Facs.
                                                                  New York, Gen. Oblig.,
             --          --        --     1,500        1,500        Ser. B                                            A2
             --          --        --     3,500        3,500        Ser. B                                            A2
                                                                  NORTH CAROLINA
                                                                  Charlotte Mecklenberg Hosp.,
             --         430        --        --          430        Hlth. Care Sys. Rev.                              Aa3
             --         320        --        --          320        Hlth. Care Sys. Rev.                              Aa3
             --         500        --        --          500        Hlth. Care Sys. Rev.,                             Aa3
                                                                  Charlotte North Carolina Airport Revenue
             --       1,000        --        --        1,000        Amt Series B                                      Aaa
             --         500        --        --          500        Amt Series B                                      Aaa
             --         500        --        --          500      Charlotte North Carolina Storm Water Fee Revenue    Aa2

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
          8%    8/1/03    $        --   $        --  $        --  $     73,401  $     73,401

          6%   5/15/30             --            --           --     6,566,445     6,566,445
       7.75%   8/15/04             --            --           --        15,664        15,664
       8.25%   11/15/02            --            --           --       862,995       862,995
       5.65%   10/1/28             --            --           --     1,730,520     1,730,520

          6%   6/15/33             --            --           --    10,152,100    10,152,100

          5%    7/1/28             --            --           --     4,407,450     4,407,450
        5.5%    7/1/23             --            --           --     3,893,160     3,893,160
        5.8%   1/15/14             --            --           --     1,318,848     1,318,848
        6.5%    1/1/09             --            --           --     3,289,020     3,289,020

       8.25%    6/1/06             --            --           --     1,743,540     1,743,540
       7.25%   8/15/07             --            --           --     3,947,895     3,947,895

       6.25%    1/1/20             --       447,837           --            --       447,837
       6.25%    1/1/20             --       324,102           --            --       324,102
      5.875%   1/15/26             --       495,090           --            --       495,090

          6%    7/1/24             --     1,008,810           --            --     1,008,810
          6%    7/1/28             --       503,400           --            --       503,400
          6%    6/1/25             --       512,450           --            --       512,450

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $   500   $    --  $     --     $    500      Charlotte North Carolina Water And Sewer Systems    Aa1
                                                                    Revenue
             --       1,500        --        --        1,500      Charlotte Wtr. & Swr.                               Aaa
             --       1,000        --        --        1,000      Charlotte Wtr. & Swr.                               Aaa
             --       1,000        --        --        1,000      Columbus Ind. Fac. & Poll. Fin. Auth., Intl. Paper  Baa1
                                                                    Co. Proj.,
             --       1,000        --        --        1,000      Concord Util. Sys. Rev., M.B.I.A.                   Aaa
             --         500        --        --          500      Cumberland County North Carolina Hospital           A3
                                                                    Facilities Revenue Cumberland County Hospital
                                                                    Systems Incorporated
             --       1,000        --        --        1,000      Halifax County North Carolina Industrial            Baa1
                                                                    Facilities And Pollution Control Financing
                                                                    Authority Environmental Improvement Revenue
             --         500        --        --          500      Lincoln Cnty. Gen. Oblig., Ref., F.G.I.C.           Aaa
                                                                  No. Carolina Eastn. Mun. Pwr. Agcy.,
             --       1,995        --        --        1,995        Pwr. E.T.M., Ser. A                               Aaa
             --         650        --        --          650        Pwr. Sys. Rev., Ser. B                            Aaa
             --       1,000        --        --        1,000        Pwr. Sys. Rev., A.M.B.A.C.                        Aaa
             --       1,005        --        --        1,005        Pwr. Sys. Rev., M.B.I.A. Ser. A                   Aaa
             --       1,000        --        --        1,000        Pwr. Sys. Rev., Ser. A Ser. A                     Baa3
                                                                  No. Carolina Med. Care Comn., Hosp. Rev.,
             --       1,000        --        --        1,000        Annie Pen Mem. Hosp. Proj.                        Baa3
             --       1,750        --        --        1,750        Rex Hosp. Proj.                                   Aaa
                                                                  No. Carolina Mun. Pwr. Agcy.,
             --       1,250        --        --        1,250        No. 1 Catawba Elec. Rev., M.B.I.A.                Aaa
             --       2,000        --        --        2,000        No. 1 Catawba Elec. Rev., M.B.I.A.                Aaa
             --       1,000        --        --        1,000      North Carolina Housing Finance Agency Amt Home      Aa2
                                                                    Ownership Series 6 A
             --         400        --        --          400      North Carolina Med Care Commission Nc Housing       A*
                                                                    Foundation Incorporated

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       5.25%    6/1/24    $        --   $   469,550  $        --  $         --  $    469,550
        6.2%    6/1/17             --     1,570,185           --            --     1,570,185
        5.9%    2/1/19             --     1,054,020           --            --     1,054,020
       6.15%    4/1/21             --       965,820           --            --       965,820
        5.5%   12/1/14             --     1,009,040           --            --     1,009,040
       5.25%   10/1/29             --       414,650           --            --       414,650
       5.45%   11/1/33             --       828,370           --            --       828,370
        5.1%    6/1/09             --       505,585           --            --       505,585
        6.5%    1/1/18             --     2,210,240           --            --     2,210,240
          6%    1/1/26             --       678,112           --            --       678,112
          6%    1/1/18             --     1,048,830           --            --     1,048,830
        6.5%    1/1/18             --     1,109,842           --            --     1,109,842
        6.4%    1/1/21             --     1,079,780           --            --     1,079,780
        7.5%   8/15/21             --     1,060,000           --            --     1,060,000
       6.25%    6/1/17             --     1,851,202           --            --     1,851,202
          6%    1/1/10             --     1,325,200           --            --     1,325,200
       6.22%    1/1/12             --     2,007,500           --            --     2,007,500
        6.2%    1/1/29             --     1,006,850           --            --     1,006,850
      6.625%   8/15/30             --       405,284           --            --       405,284

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $   500   $    --  $     --     $    500      North Carolina Medical Care Commission Health Care  NR
                                                                    Facilities Revenue
             --       1,500        --        --        1,500      Northern Hosp. Dist. Surry Cnty., Hlth. Care Facs.  Ba1
                                                                    Rev.,
             --       1,000        --        --        1,000      Piedmont Triad Airport Authority North Carolina     Aaa
                                                                    Airport Revenue Amt Series B
             --       1,000        --        --        1,000      Pitt Cnty, Cert. of Part., Pub. Facs., Ser. A,      Aaa
                                                                    M.B.I.A. Ser. A, M.B.I.A
             --         700        --        --          700      Pitt Cnty. Cert. of Part., Pub. Facs., Ser. B,      Aaa
                                                                    M.B.I.A. Ser. B, M.B.I.A.
             --       1,000        --        --        1,000      Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp.              Aaa
             --         500        --        --          500      Randolph County North Carolina Certificates         Aaa
                                                                    Participation
             --       2,715        --        --        2,715      University No. Carolina Chapel Hill Hosp. Rev.      Aa2
             --       1,000        --        --        1,000      Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.             Aaa
             --         235        --        --          235      Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.        A1
                                                                  NORTH DAKOTA
             --          --        --     9,000        9,000      Mercer Cnty., Antelope Valley Station, A.M.B.A.C    Aaa
                                                                  OHIO
             --          --       200        --          200      Akron, Gen. Oblig.,                                 A1
             --          --     1,000        --        1,000      Brecksville Broadview Heights City Sch. Dist.,      Aaa
                                                                    F.G.I.C.
             --          --       700        --          700      Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.    Aaa
             --          --       845        --          845      Clear Fork Valley Ohio Local School District        Aaa
                                                                    Richland County
             --          --       650        --          650      Cleveland Arpt. Spl. Rev., Ref. Continental         Ba2
                                                                    Airlines, Inc.

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
        6.3%   10/1/29    $        --   $   443,120  $        --  $         --  $    443,120
      7.875%   10/1/21             --     1,503,315           --            --     1,503,315
          6%    7/1/21             --     1,009,620           --            --     1,009,620
       5.55%    4/1/12             --     1,022,160           --            --     1,022,160
        5.4%    4/1/08             --       718,207           --            --       718,207
       5.25%   12/1/21             --       945,870           --            --       945,870
       5.75%    6/1/22             --       498,735           --            --       498,735
       Zero     8/1/19             --       889,977           --            --       889,977
      5.125%   10/1/26             --       932,430           --            --       932,430
          8%    9/1/07             --       239,355           --            --       239,355
        7.2%   6/30/13             --            --           --    10,447,920    10,447,920
       10.5%   12/1/04             --            --      244,764            --       244,764
        6.5%   12/1/16             --            --    1,083,430            --     1,083,430
       5.85%   12/1/15             --            --      719,355            --       719,355
       Zero    12/1/24             --            --      197,409            --       197,409
        5.7%   12/1/19             --            --      547,274            --       547,274

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  Cleveland City Sch. Dist., Gen. Oblig.,
        $    --     $    --   $   315  $     --     $    315        Sch. Impvt., Ser. B, F.G.I.C.                     Aaa
             --          --       550        --          550        Sch. Impvt., Ser. B, F.G.I.C.                     Aaa
             --          --       980        --          980      Cleveland Cuyahoga County Ohio Port Authority       NR
                                                                    Revenue
             --          --     1,000        --        1,000      Cleveland Ohio                                      Aaa
                                                                  Cleveland Ohio
             --          --     1,000        --        1,000        Refunding                                         Aaa
             --          --     1,850        --        1,850      Columbus Citation Hsg. Dev. Corp., Mtge. Rev.,      AA*
                                                                    F.H.A.
             --          --       435        --          435      Columbus, Gen. Oblig., Mun. Arpt. No. 32            Aaa
             --          --     1,500        --        1,500      Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.      A1
             --          --       480        --          480      Dayton, Gen. Oblig., M.B.I.A.                       Aaa
             --          --     1,000        --        1,000      Dover Mun. Elec. Sys. Rev., F.G.I.C.                Aaa
             --          --     1,000     5,000        6,000      Franklin Cnty. Hosp. Rev., Senior Doctors Hlth.     Baa3
                                                                    Corp. A
             --          --     2,200        --        2,200      Franklin Cnty. Pub. Impvt., Ser. 93                 Aaa
             --          --     1,000        --        1,000      Greene County Ohio Water Systems Revenue Series A   Aaa
                                                                  Hilliard Ohio School District
             --          --     1,720        --        1,720        Capital Appreciation School Improvement           Aaa
             --          --     1,720        --        1,720        Capital Appreciation School Improvement           Aaa
             --          --     2,000        --        2,000      Hilliard Sch. Dist., Cap Apprec. Impvt., Ser. A,    Aaa
                                                                    F.G.I.C.
             --          --     1,000        --        1,000      Huber Heights Ohio Water Systems Revenue Cap        Aaa
                                                                    Apprec
             --          --       555        --          555      Hudson City Ohio Park Improvement                   Aa2
             --          --     2,000        --        2,000      Lorain County Ohio Hospital Revenue Refunding       BBB+*
                                                                    Mortgage Elyria United Methodist

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       Zero     6/1/07    $        --   $        --  $   220,973  $         --  $    220,973
       Zero    12/1/08             --            --      355,817            --       355,817
      5.375%   5/15/19             --            --      818,094            --       818,094
       5.75%    8/1/15             --            --    1,042,050            --     1,042,050
       5.75%    8/1/14             --            --    1,044,210            --     1,044,210
      7.625%    1/1/22             --            --    2,193,933            --     2,193,933
       7.15%   7/15/06             --            --      445,871            --       445,871
       6.25%   8/15/24             --            --    1,617,645            --     1,617,645
          7%   12/1/07             --            --      541,090            --       541,090
       5.95%   12/1/14             --            --    1,033,720            --     1,033,720
        5.6%   12/1/28             --            --      718,510     3,592,550     4,311,060
      5.375%   12/1/20             --            --    2,129,732            --     2,129,732
      6.125%   12/1/21             --            --    1,031,320            --     1,031,320
       Zero    12/1/18             --            --      587,260            --       587,260
       Zero    12/1/19             --            --      548,783            --       548,783
       Zero    12/1/09             --            --    1,221,920            --     1,221,920
       Zero    12/1/23             --            --      251,020            --       251,020
      6.125%   12/1/19             --            --      577,766            --       577,766
      6.875%    6/1/22             --            --    1,940,480            --     1,940,480

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $ 2,500  $     --     $  2,500      Lucas Cnty. Hosp. Rev., Promedica Healthcare        Aaa
                                                                    Oblig., Ser. 96 M.B.I.A.
             --          --     1,750        --        1,750      Lucas County Ohio Health Facilities Revenue         NR
                                                                    Refunding Ohio Presbyterian A
             --          --       865        --          865      Marysville Village Sch. Dist., Gen. Oblig., Sch.    Aaa
                                                                    Impvt., M.B.I.A.
             --          --       750        --          750      Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper   Baa2
                                                                    Valley Med. Ctr.
             --          --     1,000        --        1,000      Montgomery Cnty. Swr. Sys. Rev., Greater Moraine,   Aaa
                                                                    Beaver Creek, F.G.I.C.
             --          --     1,750        --        1,750      Montgomery County Ohio Health Systems Revenue Ref   Baa2
                                                                    Franciscan Med Ctr Dayton
             --          --     1,000        --        1,000      Morgan Ohio Local School District Fsa Credit        Aaa
             --          --       500        --          500      Mount Vernon City Sch. Dist., Gen. Oblig.,          Aaa
                                                                    F.G.I.C.
             --          --       805        --          805      Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt.,          Aaa
                                                                    A.M.B.A.C.
             --          --     1,000        --        1,000      Ohio Housing Finance Agency Mortgage Revenue        Aaa
                                                                    Residential Mortgage Bkd Series A 1
             --          --     1,000        --        1,000      Ohio St Environmental Improvement Revenue           Baa2
                                                                    Refunding Usx Corporation Project
             --          --     1,000        --        1,000      Ohio St Solid Waste Disposal Revenue Usg            BBB+*
                                                                    Corporation Project
             --          --     5,000        --        5,000      Ohio St Turnpike Commission Turnpike Revenue        Aaa
                                                                    Refunding Series A
             --          --     1,000        --        1,000      Ohio St University General Rcpts Series A           Aa2

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       5.75%   11/15/09   $        --   $        --  $ 2,616,400  $         --  $  2,616,400

      6.625%    7/1/14             --            --    1,681,487            --     1,681,487

       Zero    12/1/15             --            --      360,904            --       360,904

      6.375%   5/15/26             --            --      666,585            --       666,585

       Zero     9/1/05             --            --      771,570            --       771,570

        5.5%    7/1/18             --            --    1,790,057            --     1,790,057

       5.75%   12/1/22             --            --    1,004,020            --     1,004,020
        7.5%   12/1/14             --            --      551,545            --       551,545

       Zero    12/1/06             --            --      581,540            --       581,540

       6.35%    9/1/31             --            --    1,017,390            --     1,017,390

      5.625%    5/1/29             --            --      868,900            --       868,900

       6.05%    8/1/34             --            --      909,470            --       909,470

        5.5%   2/15/24             --            --    4,902,500            --     4,902,500

          6%   12/1/16             --            --    1,048,340            --     1,048,340

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $ 1,250  $     --     $  1,250      Ohio St Water Development Authority Pollution       Ba3
                                                                    Control Facilities Revenue
             --          --     1,000        --        1,000      Ohio St. Air Quality Dev. Auth. Ref., Amt. Coll.    Ba1
                                                                    Poll. Ctrl., Ser. A
             --          --     2,500        --        2,500      Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,  Aaa
                                                                    Cleveland Elec. Co., Proj., F.G.I.C.
             --          --       615        --          615      Ohio St. Bldg. Auth., Das Data Ctr. Proj.,          Aa2
             --          --       750        --          750      Ohio St. Higher Edl. Fac. Comn. Rev., Case Western  Aa2
                                                                    Resv. Univ., Ser. B
             --          --       500        --          500      Ohio St. Solid Wste. Rev., Cscltd. Proj.            NR
             --          --        --    11,825       11,825      Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev.,    Aaa
                                                                    Buckeye Pwr. Inc. Proj., A.M.B.A.C.
                                                                  Pickerington Local Sch. Dist.,
             --          --       890        --          890        Gen. Oblig., A.M.B.A.C.                           Aaa
             --          --       525        --          525        Gen. Oblig., A.M.B.A.C.                           Aaa
             --          --     1,250        --        1,250      Trumbull Cnty., Correctional Facs., Cap. Apprec.,   Aaa
                                                                    A.M.B.A.C.
                                                                  OKLAHOMA
             --          --        --     7,000        7,000      Mcgee Creek Auth. Wtr. Rev., M.B.I.A.               Aaa
             --          --        --    10,000       10,000      Tulsa Mun. Arpt. Trust Rev., American Airlines,     Baa1
                                                                    Inc., A.M.T.
                                                                  PENNSYLVANIA
             --          --        --     5,000        5,000      Beaver County Pennsylvania Industrial Development   Baa3
                                                                    Authority Pollution Control Revenue
             --          --        --       685          685      Clarion Cnty. Hosp. Auth. Rev., Ref. Clarion Hosp.  BBB-*
                                                                    Proj.
             --          --        --     3,000        3,000      Delaware County Pennsylvania Industrial             B2
                                                                    Development Authority Revenue Ref Res Recovery
                                                                    Fac Ser A

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       5.25%    9/1/33    $        --   $        --  $ 1,227,612  $         --  $  1,227,612
        6.1%    8/1/20             --            --      912,660            --       912,660
          8%   12/1/13             --            --    2,702,500            --     2,702,500
          6%   10/1/08             --            --      657,829            --       657,829
        6.5%   10/1/20             --            --      830,078            --       830,078
        8.5%    8/1/22             --            --      364,990            --       364,990
        7.8%   11/1/14             --            --           --    13,207,579    13,207,579
       Zero    12/1/08             --            --      575,777            --       575,777
       Zero    12/1/13             --            --      250,519            --       250,519
       Zero    12/1/09             --            --      763,700            --       763,700
          6%    1/1/23             --            --           --     7,311,500     7,311,500
      7.375%   12/1/20             --            --           --    10,165,000    10,165,000
       4.65%    6/1/33             --            --           --     4,770,450     4,770,450
        5.6%    7/1/10             --            --           --       628,885       628,885
        6.2%    7/1/19             --            --           --     2,616,540     2,616,540

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $  2,000     $  2,000      Montgomery County Pennsylvania Industrial           A-*
                                                                    Development Authority Retirement Community
                                                                    Revenue
             --          --        --     1,000        1,000      Philadelphia Hosp. Auth. & Higher Edl. Auth.,       A+*
                                                                    Childrens Seashore House, Ser. A
             --          --        --     7,500        7,500      Philadelphia Pennsylvania                           Aaa
             --          --        --     3,000        3,000      Philadelphia, Gen. Oblig., M.B.I.A.                 Aaa
             --          --        --     7,000        7,000      Westmoreland County Pennsylvania Industrial         BBB*
                                                                    Development Authority Revenue Revenue Guaranteed
                                                                    Valley Landfill Project
                                                                  PUERTO RICO
                                                                  Puerto Rico Commonwealth
          2,000          --        --        --        2,000        Public Improvement                                Aaa
            500          --        --        --          500        Rites Pennsylvania 625                            NR
             --          --     1,000        --        1,000        Rites Pennsylvania 642B                           NR
             --          --       750        --          750      Puerto Rico Commonwealth Highway And                Aaa
                                                                    Transportation Authority Transportation Revenue
             --          --        --     3,000        3,000      Puerto Rico Comnwlth. Gen. Oblig., M.B.I.A.         Baa1
                                                                  Puerto Rico Comnwlth.,
             --       2,150        --        --        2,150        Gen. Oblig.                                       Baa1
             --       1,240        --        --        1,240        Gen. Oblig., Ser. A, M.B.I.A.                     Aaa
             --                           2,500        2,500      Puerto Rico Comwlth Hwy Ser A                       Aaa
          1,000          --        --        --        1,000      Puerto Rico Electric Pwr. Auth. Rev., Ser. T        Baa1
             --         575     1,000        --        1,575      Puerto Rico Industrial Tourist Educational Cogen    Baa2
                                                                    Facility Aes Puerto Rico Project
             --          --     3,000        --        3,000      Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. &      Baa1
                                                                    Hlth. Facs.,

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       5.25%   11/15/28   $        --   $        --  $        --  $  1,562,900  $  1,562,900
          7%   8/15/03             --            --           --     1,033,180     1,033,180
          5%   3/15/28             --            --           --     6,567,075     6,567,075
          5%   5/15/25             --            --           --     2,653,470     2,653,470
        5.1%    5/1/18             --            --           --     6,096,090     6,096,090
       Zero     7/1/19        682,320            --           --            --       682,320
      9.554%    7/1/10        667,945            --           --            --       667,945
      7.074%    7/1/12             --            --    1,123,020            --     1,123,020
          5%    7/1/38             --            --      658,328            --       658,328
        6.5%    7/1/13             --            --           --     3,368,280     3,368,280
       Zero     7/1/15             --       911,815           --            --       911,815
       6.25%    7/1/10             --     1,288,211           --            --     1,288,211
       Zero     7/1/18             --            --           --       910,500       910,500
      6.375%    7/1/24      1,089,340            --           --            --     1,089,340
      6.625%    6/1/26             --       585,465    1,018,200            --     1,603,665
       Zero     7/1/06             --            --    2,219,940            --     2,219,940

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  Puerto Rico Tel. Auth. Rev.,
        $    --     $ 1,000   $    --  $  4,100     $  5,100        Ser. I, M.B.I.A.                                  Aaa
             --          --        --     7,150        7,150        Ser. I, M.B.I.A.                                  Aaa
             --          --     4,245        --        4,245      Univ. of Puerto Rico Revs., Cap. Apprec. Ref.       Aaa
                                                                    Ser. N, M.B.I.A.
                                                                  SOUTH CAROLINA
             --          --        --     7,415        7,415      Charleston Wtrwks. & Swr. Rev., E.T.M.              Aaa
             --          --        --    11,415       11,415      Piedmont Municipal Power Agency South Carolina      Aaa
                                                                    Electric Revenue Unrefunded Balance
                                                                  TENNESSEE
             --          --        --     5,000        5,000      Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial    Aaa
                                                                    Hosp., F.G.I.C.
             --          --        --     5,000        5,000      Mcminn Cnty. Ind. Dev. Brd. Solid Waste Rev.,       Baa3
                                                                    Calhoun Nwsprnt. Recycling Fac., A.M.T.
             --          --        --     5,000        5,000      Shelby County Tennessee Health Educational +        AA*
                                                                    Housing Str Judes Childrens Research
                                                                  TEXAS
             --          --        --     5,695        5,695      Bexar County Texas Health Facilities Development    Aaa
                                                                    Corporation Revenue Ref Baptist Hlth Sys Ser A
                                                                  Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
             --          --        --     3,500        3,500        Ser. A                                            Aaa
             --          --        --     3,500        3,500        Ser. A                                            Aaa
             --          --        --    20,000       20,000      Harris County Texas Refunding Toll Road             Aaa
                                                                    Subordinated Lien
             --          --        --     3,970        3,970      Keller Texas Independent School District Ref        Aaa
             --          --        --     1,425        1,425      Lakeway Municipal Utility District Texas Capital    Aaa
                                                                    Appreciation Refunding Senior A

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
       6.16%   1/25/07    $        --   $ 1,040,000  $        --  $  4,264,000  $  5,304,000
      6.715%   1/16/15             --            --           --     7,570,063     7,570,063
       Zero     6/1/13             --            --    2,127,254            --     2,127,254
     10.375%    1/1/10             --            --           --     9,476,518     9,476,518
      5.375%    1/1/25             --            --           --    10,827,470    10,827,470
       6.75%    9/1/10             --            --           --     5,593,050     5,593,050
        7.4%   12/1/22             --            --           --     5,143,100     5,143,100
      5.375%    7/1/29             --            --           --     4,516,000     4,516,000
          6%   11/15/14            --            --           --     5,992,336     5,992,336
      7.375%   11/1/08             --            --           --     3,853,535     3,853,535
      7.375%   11/1/09             --            --           --     3,853,535     3,853,535
          6%    8/1/13             --            --           --    21,078,200    21,078,200
          6%   8/15/23             --            --           --     4,132,095     4,132,095
       Zero     9/1/11             --            --           --       778,207       778,207

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
        $    --     $    --   $    --  $  2,340     $  2,340      Matagorda County Texas Navigation District Number   Aaa
                                                                    1 Revenue Houton Lighting Power Company
                                                                  New Braunfels Indpt. Sch. Dist., P.S.F.G.,
             --          --        --     2,335        2,335        Cap. Apprec.                                      Aaa
             --          --        --     2,365        2,365        Cap. Apprec., P.S.F.G.                            Aaa
                                                                  Panhandle Texas Regional Housing Finance
                                                                    Corporation
             --          --        --     1,000        1,000        Multifamily Housing Revenue                       A3
             --          --        --     4,000        4,000        Multifamily Housing Revenue                       A3
             --          --        --     2,000        2,000      Port Corpus Christi Auth. Rev.,                     Baa2
                                                                  VIRGIN ISLANDS
             --          --     1,000        --        1,000      Virgin Islands Pub. Fin. Auth. Rev., Ref. Matching  AAA*
                                                                    Loan Notes, Ser. A
            500         500       500        --        1,500      Virgin Islands Public Finance Authority Revenue     BBB-*
                                                                    Gross Rcpts Taxws Loan Note Series A
             --         305       305        --          610      Virgin Islands Terr., Hugo Ins. Claims Fund Proj.,  NR
                                                                    Ser. 91
             --          --       830        --          830      Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev.,  NR
                                                                    Ser. A
                                                                  UTAH
             --          --        --     1,000        1,000      Utah St. Brd. of Regents, Student Loan Rev.,        Aaa
                                                                    Ser. F, A.M.B.A.C.
                                                                  WASHINGTON
                                                                  Washington St. Pub. Pwr. Supply Sys. Rev.,
             --          --        --     4,000        4,000        Nuclear Proj. No. 1, Ser. A, F.S.A.               Aaa
             --          --        --     5,400        5,400        Nuclear Proj. No. 2                               Aaa
             --          --        --     3,000        3,000        Nuclear Proj. No. 3, Ser. B, F.G.I.C.             Aaa
                                                                  WEST VIRGINIA
             --          --        --     2,000        2,000      West Virginia St Hospital Finance Authority         A2
                                                                    Hospital Revenue Oak Hill Hospital Series B
        -------     -------   -------  --------     --------
         40,580      40,995    70,030   609,678      761,283      TOTAL LONG-TERM INVESTMENTS (COST $666,679,875)
        -------     -------   -------  --------     --------

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
      5.125%   11/1/28    $        --   $        --  $        --  $  2,080,470  $  2,080,470

       Zero     2/1/10             --            --           --     1,397,147     1,397,147
       Zero     2/1/11             --            --           --     1,333,009     1,333,009

      6.625%    3/1/20             --            --           --       973,660       973,660
       6.75%    3/1/31             --            --           --     3,898,520     3,898,520
        7.5%    8/1/12             --            --           --     2,061,580     2,061,580

       7.25%   10/1/18             --            --    1,080,780            --     1,080,780

        6.5%   10/1/24        506,305       506,305      506,305            --     1,518,915

       7.75%   10/1/06             --       320,366      320,366            --       640,732

        7.4%    7/1/11             --            --      862,146            --       862,146

          7%   11/1/01             --            --           --     1,027,740     1,027,740

          7%    7/1/08             --            --           --     4,485,920     4,485,920
        5.4%    7/1/12             --            --           --     5,376,456     5,376,456
       Zero     7/1/06             --            --           --     2,200,530     2,200,530

       6.75%    9/1/30             --            --           --     1,992,080     1,992,080

                          -----------   -----------  -----------  ------------  ------------
                           34,771,237    38,640,493   60,845,913   546,974,039   681,231,682
                          -----------   -----------  -----------  ------------  ------------

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  SHORT-TERM INVESTMENTS
                                                                  GEORGIA
        $    --     $    --   $    --  $  5,000     $  5,000      Bartow County Georgia Development Authority         VMIG1
                                                                    Pollution Control Revenue Adjustment Adjusted
                                                                    Georgia Power Company Bowen 2Nd Series
                                                                  ILLINOIS
             --          --        --       200          200      Madison County Illinois Enviromental Improvement    A1+*
                                                                    Revenue Variable Shell Wood River Refining
                                                                  KANSAS
             --          --        --       800          800      Butler County Kansas Solid Waste Disposal And       VMIG1
                                                                    Cogeneration Revenue
                                                                  MARYLAND
             --          --        --       200          200      Maryland St Energy Financing Administration Solid   VMIG1
                                                                    Waste Disposal Revenue
                                                                  MASSACHUSETTS
            100          --        --        --          100      Mass. St. Ind. Fin. Agcy. Ind. Rev., Showa Women's  VMIG1
                                                                    Inst., Ser. 94, F.R.W.D.
                                                                  MICHIGAN
             --          --        --     1,100        1,100      Michigan St Strategic Fund Limited Obligation       A1
                                                                    Revenue Dow Chemical Cp Project
                                                                  NEW MEXICO
             --          --        --     2,500        2,500      Farmington Nm Pollution Control Revenue Merlots     VMIG1
                                                                    Series Dd
                                                                  OHIO
             --          --       300        --          300      Ohio St Air Quality Development Authority Revenue   VMIG1
                                                                    Adjustment Adjusted Refunding Cincinnati
                                                                    Gas+Elec B
                                                                  PENNSYLVANIA
             --          --        --     7,500        7,500      Emmaus Pennsylvania General Authority Revenue       Aaa
                                                                    Pennsylvania Loan Program Series A

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------
        4.8%    7/3/00    $        --   $        --  $        --  $  5,000,000  $  5,000,000
        4.7%    7/3/00             --            --           --       200,000       200,000
       4.75%    7/3/00             --            --           --       800,000       800,000
        4.7%    7/3/00             --            --           --       200,000       200,000
       4.75%    7/3/00        100,000            --           --                     100,000
       4.75%    7/3/00             --            --           --     1,100,000     1,100,000
       4.89%    7/5/00             --            --           --     2,500,000     2,500,000
        4.5%    7/3/00             --            --      300,000                     300,000
       4.85%    7/7/00             --            --           --     7,500,000     7,500,000

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS

                              AS OF JUNE 30, 2000

                                  (UNAUDITED)

             PRINCIPAL AMOUNT/PAR (000)             PRO-FORMA
     -------------------------------------------    COMBINED
                     NORTH             NATIONAL     NATIONAL
     MASSACHUSETTS  CAROLINA   OHIO    MUNICIPAL  MUNICIPALS(1)   DESCRIPTION                                         RATING
     -------------  --------  -------  ---------  -------------   --------------------------------------------------  -------
                                                                  SOUTH CAROLINA
        $    --     $    --   $    --  $    600     $    600      Berkeley County Sc Exempt Facility Variable Amoco   A1+*
                                                                    Chemical Company Project
                                                                  TEXAS
             --          --        --       500          500      Brazos River Auth. Poll. Ctrl. Rev., Texas Util.    VMIG1
                                                                    Elec. Co., F.R.D.D., Ser. 95A
             --          --        --     4,600        4,600      Brazos River Harbor Nav. Dist. Rev., Dow Chemical   NR
                                                                    Co., F.R.D.D., A.M.T., Ser. 97
             --          --        --       900          900      Brazos River Harbor Nav. Dist., Dow Chemical Co.,   A1
                                                                    Proj., F.R.D.D., Ser. 93
             --          --        --       600          600      Brazos Rvr. Auth. Tx., Poll. Ctrl. Rev., F.R.D.D,   VMIG1
                                                                    Ser. 96C,
             --          --        --       500          500      Gulf Coast Industrial Development Authority Texas   VMIG1
                                                                    Environmental Facilities Revenue
                                                                  VIRGINIA
             --          --        --     1,800        1,800      Campbell Cnty. Ind. Dev. Auth. Rev., Hadson Pwr.,   Aa2
                                                                    F.R.D.D., A.M.T., Ser. 90A
        -------     -------   -------  --------     --------
            100           0       300    26,800       27,200      TOTAL SHORT-TERM INVESTMENTS (COST $27,200,000)
        -------     -------   -------  --------     --------
         40,680      40,995    70,330   636,478      788,483      TOTAL INVESTMENTS (COST $693,879,875)
        =======     =======   =======  ========     ========
                                                                  OTHER ASSETS (LIABILITIES) IN EXCESS OF
                                                                    LIABILITIES (ASSETS)
                                                                  NET ASSETS

                                                 VALUE                            PRO-FORMA
                         -----------------------------------------------------    COMBINED
     INTEREST  MATURITY                    NORTH                    NATIONAL      NATIONAL
       RATE      DATE    MASSACHUSETTS   CAROLINA       OHIO       MUNICIPALS   MUNICIPALS(1)
     --------  --------  -------------  -----------  -----------  ------------  -------------

        4.7%    7/3/00    $        --   $        --  $        --  $    600,000  $    600,000

        4.7%    7/3/00             --            --           --       500,000       500,000

       4.75%    7/3/00             --            --           --     4,600,000     4,600,000

       4.75%    7/3/00             --            --           --       900,000       900,000

        4.7%    7/3/00             --            --           --       600,000       600,000

       4.75%    7/3/00             --            --           --       500,000       500,000

        4.7%    7/3/00             --            --           --     1,800,000     1,800,000

                          -----------   -----------  -----------  ------------  ------------
                              100,000             0      300,000    26,800,000    27,200,000
                          -----------   -----------  -----------  ------------  ------------
                           34,871,237    38,640,493   61,145,913   573,774,039   708,431,682

                              455,177       744,380      848,979   (20,692,224)  (18,643,688)

                          -----------   -----------  -----------  ------------  ------------
                          $35,326,414   $39,384,873  $61,994,892  $553,081,815  $689,787,994
                          ===========   ===========  ===========  ============  ============



(1) After the proposed merger, it is expected that the combined fund will be managed according to the investment objective and policies of National Municipals Fund. Prudential Investments Fund Management does not anticipate having to sell any securities to meet the investment objective and policies of National Municipals Fund.



*   Standard & Poor's rating

                         PRO-FORMA FINANCIAL STATEMENTS

                 PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2000

                                  (UNAUDITED)


                                                PRUDENTIAL MUNICIPAL SERIES                                           PRO FORMA
                                         -----------------------------------------    PRUDENTIAL                       COMBINED
                                                            NORTH                      NATIONAL                        NATIONAL
                                         MASSACHUSETTS    CAROLINA        OHIO        MUNICIPALS     PRO FORMA        MUNICIPALS
                                            SERIES         SERIES        SERIES       FUND, INC.    ADJUSTMENTS          FUND
                                         -------------   -----------   -----------   ------------   ------------     ------------
ASSETS
Investments............................   $34,871,237    $38,640,493   $61,145,913   $573,774,039                    $708,431,682
Cash...................................        30,932        112,292            --             --                         143,224
Receivable for Fund and Series shares
  sold, respectively...................         1,052            256        37,781      1,151,093                       1,190,182
Receivable for investments sold........            --             --       238,921      8,982,790                       9,221,711
Interest receivable....................       608,597        761,597       804,199      8,725,082                      10,899,475
Unrealized appreciation on interest
  rate swaps...........................            --             --            --         10,063                          10,063
Due from broker-variation margin.......            --             --            --          4,376                           4,376
Other assets...........................           668            875         1,420         12,012                          14,975
                                          -----------    -----------   -----------   ------------                    ------------
  Total assets.........................    35,512,486     39,515,513    62,228,234    592,659,455                     729,915,688
                                          -----------    -----------   -----------   ------------                    ------------
LIABILITIES
Bank Overdraft.........................            --             --           414      3,904,120                       3,904,534
Payable for Investments purchased......            --             --            --     32,847,074                      32,847,074
Payable for Fund and Series shares
  reacquired, respectively.............        51,513             81        65,841      1,839,271                       1,956,706
Accrued expenses and other
  liabilities..........................        90,048         75,728        84,539        273,839                         524,154
Dividends payable......................        20,885         28,535        40,709        380,127                         470,256
Management fee payable.................        14,473         16,103        25,491        203,993                         260,060
Distribution fee payable...............         9,153         10,193        16,348        129,216                         164,910
                                          -----------    -----------   -----------   ------------                    ------------
  Total liabilities....................       186,072        130,640       233,342     39,577,640                      40,127,694
                                          -----------    -----------   -----------   ------------                    ------------
NET ASSETS.............................   $35,326,414    $39,384,873   $61,994,892   $553,081,815                    $689,787,994
                                          ===========    ===========   ===========   ============                    ============
Net assets were comprised of:
  Common stock/shares of beneficial
    interest at par....................   $    32,556    $    36,600   $    56,034   $    372,232   $   (81,595)     $    415,827
  Paid in capital in excess of par.....    34,621,213     38,934,931    60,678,614    545,803,556        81,595       680,119,909
                                          -----------    -----------   -----------   ------------                    ------------
                                           34,653,769     38,971,531    60,734,648    546,175,788                     680,535,736
Distributions in excess of net
  investment income....................            --             --       (31,000)            --                         (31,000)
Accumulated net realized gain (loss) on
  investments..........................      (464,501)      (499,265)      (99,301)    (4,191,920)                     (5,254,987)
Net unrealized appreciation of
  investments..........................     1,137,146        912,607     1,390,545     11,097,947                      14,538,245
                                          -----------    -----------   -----------   ------------                    ------------
Net assets, June 30, 2000..............   $35,326,414    $39,384,873   $61,994,892   $553,081,815                    $689,787,994
                                          ===========    ===========   ===========   ============                    ============
Cost of investments....................   $33,734,091    $37,727,886   $59,755,368   $562,662,530                    $693,879,875
                                          -----------    -----------   -----------   ------------                    ------------
Class A:
  Net assets...........................   $26,416,305    $29,493,176   $45,199,456   $480,871,402   $35,523,366 (a)  $617,503,705
  Shares of common stock issued and
    outstanding........................     2,434,131      2,741,025     4,086,090     32,373,177       (51,682)(b)    41,582,741
                                          -----------    -----------   -----------   ------------                    ------------
  Net asset value and redemption price
    per share..........................   $     10.85    $     10.76   $     11.06   $      14.85                    $      14.85
  Maximum sales charge (3%, 3%, 3% and
    3% of offering price,
    respectively)......................          0.34           0.33          0.34           0.46                            0.46
                                          -----------    -----------   -----------   ------------                    ------------
  Maximum offering price...............   $     11.19    $     11.09   $     11.40   $      15.31                    $      15.31
                                          ===========    ===========   ===========   ============                    ============
Class B:
  Net assets...........................   $ 8,587,276    $ 9,862,116   $16,621,694   $ 69,185,928   $(35,071,086)(a) $ 69,185,928
  Shares of common stock issued and
    outstanding........................       791,719        916,222     1,501,603      4,646,776    (3,209,544)(b)     4,646,776
                                          -----------    -----------   -----------   ------------                    ------------
  Net asset value, offering price and
    redemption price per share.........   $     10.85    $     10.76   $     11.07   $      14.89                    $      14.89
                                          ===========    ===========   ===========   ============                    ============
Class C:
  Net assets...........................   $   248,957    $    29,581   $   173,742   $  2,261,519   $  (452,280)(a)  $  2,261,519
  Shares of common stock issued and
    outstanding........................        22,949          2,748        15,696        151,895       (41,393)(b)       151,895
                                          -----------    -----------   -----------   ------------                    ------------
  Net asset value and redemption price
    per share..........................   $     10.85    $     10.76   $     11.07   $      14.89                    $      14.89
  Maximum sales charge (1%, 1%, 1% and
    1% of offering price,
    respectively)......................          0.11           0.11          0.11           0.15                            0.15
                                          -----------    -----------   -----------   ------------                    ------------
  Maximum offering price...............   $     10.96    $     10.87   $     11.18   $      15.04                    $      15.04
                                          ===========    ===========   ===========   ============                    ============
Class Z:
  Net assets...........................   $    73,876            N/A           N/A   $    762,966                    $    836,842
  Shares of common stock issued and
    outstanding........................         6,813            N/A           N/A         51,385        (1,838)(b)        56,360
                                          -----------    -----------   -----------   ------------                    ------------
  Net asset value, offering price and
    redemption price per share.........   $     10.84            N/A           N/A   $      14.85                    $      14.85
                                          ===========    ===========   ===========   ============                    ============


----------------------------------

(a) Represents the total net assets for Class B and Class C shares of Massachusetts Series, North Carolina Series and Ohio Series to be redeemed for Class A shares of Prudential National Municipal Fund.


(b) Represents the difference between total additional shares to be issued (see
    Note 2) and current Prudential National Municipal Fund shares outstanding

                         PRO-FORMA FINANCIAL STATEMENTS

                       PRO-FORMA STATEMENT OF OPERATIONS

                          FOR YEAR ENDED JUNE 30, 2000

                                  (UNAUDITED)


                                    PRUDENTIAL MUNICIPAL SERIES                                        PRO FORMA
                             -----------------------------------------                                  COMBINED
                                                NORTH                                                   NATIONAL
                             MASSACHUSETTS    CAROLINA        OHIO         NATIONAL      PRO FORMA     MUNICPALS
                                SERIES         SERIES        SERIES       MUNICIPAL     ADJUSTMENTS       FUND
                             -------------   -----------   -----------   ------------   -----------   ------------
STATEMENT OF OPERATIONS:
Income
  Interest.................   $ 2,323,480    $ 2,517,414   $ 4,051,245   $ 35,502,429                 $ 44,394,568
                              -----------    -----------   -----------   ------------                 ------------
Expenses:
  Management Fee...........       186,754        207,314       334,105      2,881,536     (211,294)(a)    3,398,415
  Distribution
    Fee--Class A...........        59,932         71,065       114,406      1,250,541       67,290 (a)    1,563,234
  Distribution
    Fee--Class B...........        52,607         65,041       104,281        474,369     (284,333)(a)      411,965
  Distribution Fee--Class
    C......................         1,751            215         1,519         19,313       (4,183)(a)       18,615
  Transfer agent fees and
    expenses...............        17,680         12,890        42,784        391,000      (37,354)(b)      427,000
  Reports to
    shareholders...........        39,336         34,594        55,829        140,000      (96,759)(b)      173,000
  Custodian's fees and
    expenses...............        73,693         76,176        82,564        153,000     (197,433)(b)      188,000
  Registration fees........        31,352         22,105        36,789         54,000      (76,246)(b)       68,000
  Legal fees and
    expenses...............        10,154          5,566        14,419         41,000      (30,139)(b)       41,000
  Audit fees and
    expenses...............        10,006         10,006        10,831         40,000      (30,843)(b)       40,000
  Directors'/Trustees fees
    and expenses...........         6,115          3,472         4,607         42,000      (14,194)(b)       42,000
  Miscellaneous............         3,026            635         9,172         24,941       (7,833)(b)       29,941
                              -----------    -----------   -----------   ------------    ---------    ------------
    Total expenses.........       492,406        509,079       811,306      5,511,700     (923,321)      6,401,170
  Less: Custodian fee
    credit.................          (339)          (272)       (1,371)        (3,732)          --          (5,714)
                              -----------    -----------   -----------   ------------    ---------    ------------
    Net expenses...........       492,067        508,807       809,935      5,507,968     (923,321)      6,395,456
                              -----------    -----------   -----------   ------------    ---------    ------------
Net investment income......     1,831,413      2,008,607     3,241,310     29,994,461                   37,999,112
                              -----------    -----------   -----------   ------------                 ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)
  on:
  Investment
    transactions...........      (400,677)      (510,233)     (523,731)    (4,744,629)                  (6,179,270)
  Financial futures
    transactions...........         1,187          9,759       222,024       (480,998)                    (248,028)
                              -----------    -----------   -----------   ------------                 ------------
                                 (399,490)      (500,474)     (301,707)    (5,225,627)                  (6,427,298)
                              -----------    -----------   -----------   ------------                 ------------
Net change in unrealized
  appreciation on:
  Investments..............    (1,261,255)    (1,124,492)   (2,164,509)   (17,764,304)                 (22,314,560)
  Financial futures
    contracts..............            --          1,125        26,812       (234,562)                    (206,625)
                              -----------    -----------   -----------   ------------                 ------------
                               (1,261,255)    (1,123,367)   (2,137,697)   (17,998,866)                 (22,521,185)
                              -----------    -----------   -----------   ------------                 ------------
Net gain (loss) on
  investments..............    (1,660,745)    (1,623,841)   (2,439,404)   (23,224,493)                 (28,948,483)
                              -----------    -----------   -----------   ------------    ---------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS...............   $   170,668    $   384,766   $   801,906   $  6,769,968    $(923,321)   $  9,050,629
                              ===========    ===========   ===========   ============    =========    ============


--------------------------

(a) Reflects adjustments to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(b) Reflects the elimination of duplicate services or fees.

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                    NOTES TO PRO-FORMA FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. BASIS OF COMBINATION--The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments at June 30, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2000, reflect the accounts of Prudential Municipal Series Fund-- Massachusetts Series ("Massachusetts Series"), Prudential Municipal Series Fund--North Carolina Series ("North Carolina Series"), Prudential Municipal Series Fund--Ohio Series ("Ohio Series") and Prudential National Municipals Fund, Inc. ("National Municipals").


    The cost of the merger will be allocated to Massachusetts Series, North Carolina Series and Ohio Series based on relative net assets of each series.


    The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Massachusetts Series, North Carolina Series and Ohio Series in exchange for shares in National Municipals. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF COMMON STOCK--The pro-forma net asset value per share assumes the issuance of additional Class A and Class Z shares of National Municipals which would have been issued on June 30, 2000 in connection with the proposed reorganization. Shareholders of Massachusetts Series, North Carolina Series and Ohio Series would become shareholders of National Municipals receiving shares of National Municipals equal to the value of their holdings in Massachusetts Series, North Carolina Series and Ohio Series. The Amount of additional shares assumed to be issued was calculated based on the June 30, 2000 net assets of Massachusetts Series, North Carolina Series and Ohio Series and the net asset value per share of National Municipals as follows:

                                           NET ASSET VALUE
   NATIONAL MUNICIPALS       NET ASSETS       PER SHARE
ADDITIONAL SHARES ISSUED      6/30/00          6/30/00
------------------------    ------------   ---------------
Class A        9,209,564    $136,632,303       $14.85
Class Z            4,975    $     73,876       $14.85

3. PRO FORMA OPERATIONS--The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for National Municipals at the combined level of average net assets for the twelve months ended June 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information
                                 March 3, 2000

  Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. The Fund seeks to achieve this objective by investing substantially all of its total assets in long-term Municipal Bonds of medium quality, that is, obligations of issuers possessing adequate but not outstanding capacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging and to increase the return on its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800)225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 3, 2000, a copy of which may be obtained from the Fund upon request at the address or telephone noted above.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-13
Management of the Fund.................................................... B-14
Control Persons and Principal Holders of Securities....................... B-16
Investment Advisory and Other Services.................................... B-17
Year 2000 Readiness Disclosure............................................ B-21
Brokerage Allocation and Other Practices.................................. B-21
Capital Shares, Other Securities and Organization......................... B-23
Purchase, Redemption and Pricing of Fund Shares........................... B-23
Shareholder Investment Account............................................ B-32
Net Asset Value........................................................... B-35
Taxes, Dividends and Distributions........................................ B-36
Performance Information................................................... B-39
Financial Statements...................................................... B-41
Report of Independent Accountants......................................... B-63
Appendix I--Description of Tax-Exempt Security Ratings.................... I-1
Appendix II--General Investment Information............................... II-1
Appendix III--Historical Performance Data................................. III-1


--------------------------------------------------------------------------------
MF104B

                                 FUND HISTORY

  The Fund was incorporated in Maryland on January 9, 1980.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS.

  The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes, except in certain circumstances. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Fund Distributions and Tax Issues" in the Prospectus. The Fund expects that normally it will not invest 25% or more of its total assets in a single industry. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved and you could lose money.

MUNICIPAL NOTES

  For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to adverse market, economic or political conditions, the Fund may invest in short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The interest from these Notes generally is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those that are guaranteed by the U.S. Government, its agents or instrumentalities (the interest on which may not be exempt from federal income taxes).

MUNICIPAL BONDS

  The Fund's portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund's investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the Fund's portfolio will be principally invested will be rated A and Baa by Moody's and A and BBB by S&P or comparably rated by any other NRSRO or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody's are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Statement of Additional Information.

  The Fund may also acquire Municipal Bonds which have been rated below medium quality by the rating services, that is, high yield or "junk" bonds, if, in the judgment of the Fund's investment adviser, the Bonds have the characteristics of medium quality obligations. In determining whether Municipal Bonds which are not rated or which have been rated below medium quality by the rating services have the characteristics of rated Municipal Bonds of medium quality, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund's directors and others regarding economic developments and the creditworthiness of particular issuers.

  Municipal Bonds of medium quality are subject to fluctuation in value as a result of changing economic circumstances as well as changes in interest rates. Thus, while medium quality obligations will generally provide a higher yield than do high quality Municipal Bonds of similar maturities, they are subject to a greater degree of market fluctuation with less certainty of the issuer's continuing ability to meet the payments of principal and interest when due and may have speculative characteristics not present in bonds of higher quality. In addition, obligations with longer maturities (for example, 20 years or more) generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates than do those with shorter maturities. Consequently, shares of the Fund may not be suitable for persons who cannot assume the somewhat greater risks of capital depreciation involved in seeking higher tax-exempt yields.

  Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (for example, counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

  The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

  The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements. For further discussion, see "Floating Rate and Variable Rate Municipal Bonds," below.

  The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (1) the escrowed securities are "government securities" as defined in the Investment Company Act, (2) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (3) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (4) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (5) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (2) above.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT-GRADE (JUNK BONDS)

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities (that is, high yield or high risk securities commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

PURCHASE AND EXERCISE OF PUTS

  Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

  The Fund may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes and the purchase and sale of financial futures contracts and options thereon and municipal bond index futures contracts. The Fund's ability to use these strategies may be limited by market conditions and regulatory limits and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

FINANCIAL FUTURES CONTRACTS

  The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash, or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

  Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

  USE OF INTEREST RATE FUTURES CONTRACTS

  Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

  ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix II under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

  The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS\
  The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on future contracts that are traded on commodity and futures exchanges.

  If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

  Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

  When the Fund writes a put or call option on futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

  To the extent the Fund is not covered as described above with respect to written options, it will segregate and maintain for the term of the option cash or liquid assets.

  USE OF OPTIONS ON FUTURES CONTRACTS

  Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

  ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

  Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

  Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

  Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

  Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

  LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED
OPTIONS

  CFTC LIMITS. Under regulations of the Commodity Exchange Act, as amended (the Commodity Exchange Act), investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

  SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

  With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insures that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its total assets in Municipal Bonds and Municipal Notes except in certain circumstances. The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Fund.

  With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described above under "Options on Futures Contracts." If the Fund writes a call option that is not "covered,' it must segregate and maintain for the term of the option cash or other liquid, unencumbered assets equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option).

INTEREST RATE SWAP TRANSACTIONS

  The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the crediworthiness of such parties under the supervision of the Board of Directors.

  The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

  The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  Participation in the options or futures markets involves Investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect corelation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  Pursuant to the requirements of the Commodity Exchange Act, all futures contract and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case or a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

  In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have and adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; ((5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

FLOATING RATE AND VARIABLE RATE MUNICIPAL BONDS

  The Fund may invest in floating rate and variable rate securities, including participation interests therein. The Fund may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them.

  An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions. The market for inverse floaters is relatively new.

  The Fund may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the Fund an undivided interest in the tax-exempt security in the proportion that the Fund's participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Directors has determined meets the prescribed quality standards for the Fund. The Fund generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the Fund's participation interest in the par value of the tax-exempt security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by the Fund. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price, and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's net asset value.

MUNICIPAL LEASE OBLIGATIONS

  The Fund may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Directors.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days or other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, such as certain securities subject to contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

  Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities only when deemed liquid under procedures established by the Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (a) whether the lease can be cancelled; (b) if applicable, what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); (e) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

MUNICIPAL ASSET BACKED SECURITIES

  The Fund may invest in municipal asset backed securities. A municipal asset backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

ZERO COUPON MUNICIPAL BONDS

  The Fund may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon municipal bonds do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon municipal bonds may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

(D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. As described above, in response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in Municipal Notes. Investing heavily in these securities can limit our ability to achieve our investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund's assets.

SEGREGATED ASSETS

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (2) Make short sales of securities.

  (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

  (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (9) Invest for the purpose of exercising control or management of another company.

  (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

  (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                                      PRINCIPAL OCCUPATIONS
 NAME, ADDRESS(/1/) AND (AGE)  POSITION WITH FUND      DURING PAST 5 YEARS
 ----------------------------  ------------------     ---------------------
 Eugene C. Dorsey (72)           Director         Retired President, Chief
                                                   Executive Officer and
                                                   Trustee of the Gannett
                                                   Foundation (now Freedom
                                                   Forum); former Publisher of
                                                   four Gannett newspapers and
                                                   Vice President of Gannett
                                                   Company; past Chairman of
                                                   Independent Sector (national
                                                   coalition of philanthropic
                                                   organizations); former
                                                   Chairman of the American
                                                   Council for the Arts; former
                                                   Director of the Advisory
                                                   Board of Chase Manhattan
                                                   Bank of Rochester.
 Delayne Dedrick Gold (61)       Director         Marketing and Management
                                                   Consultant.
 *Robert F. Gunia (53)           Vice President   Executive Vice President and
                                 and Director      Chief Administrative Officer
                                                   (since June 1999) of
                                                   Prudential Investments;
                                                   Corporate Vice President
                                                   (September 1997-March 1999)
                                                   of The Prudential Insurance
                                                   Company of America
                                                   (Prudential); Executive Vice
                                                   President and Treasurer
                                                   (since December 1996) of
                                                   Prudential Investments Fund
                                                   Management LLC (PIFM);
                                                   President (since April 1999)
                                                   of Prudential Investment
                                                   Management Services LLC
                                                   (PIMS); former Senior Vice
                                                   President (March 1987-May
                                                   1999) and former Chief
                                                   Administrative Officer (July
                                                   1990-September 1996) of
                                                   Prudential Securities
                                                   Incorporated (Prudential
                                                   Securities); Director
                                                   (January 1989-September
                                                   1996), Executive Vice
                                                   President, Treasurer and
                                                   Chief Financial Officer
                                                   (June 1987-December 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc. (PMF); and
                                                   Vice President and Director
                                                   (since May 1989) of The Asia
                                                   Pacific Fund, Inc.
 Thomas T. Mooney (58)           Director         President of the Greater
                                                   Rochester Metro Chamber of
                                                   Commerce; former Rochester
                                                   City Manager; former Deputy
                                                   Monroe County Executive;
                                                   Trustee of Center for
                                                   Governmental Research, Inc.;
                                                   Director of Blue Cross of
                                                   Rochester, Monroe County
                                                   Water Authority, and
                                                   Executive Service Corps of
                                                   Rochester.
 Stephen P. Munn (57)            Director         Chairman (since January
                                                   1994), Director and
                                                   President (since 1988) and
                                                   Chief Executive Officer
                                                   (since 1988) of Carlisle
                                                   Companies Incorporated
                                                   (manufacturer of industrial
                                                   products).
 *David R. Odenath, Jr. (42)     Director         Officer in Charge, President,
                                                   Chief Executive Officer and
                                                   Chief Operating Officer
                                                   (since June 1999) of PIFM;
                                                   Senior Vice President (since
                                                   June 1999) of Prudential;
                                                   and Senior Vice President
                                                   (August 1993-May 1999),
                                                   PaineWebber Group, Inc.
 Richard A. Redeker (56)         Director         Former employee of Prudential
                                                   Investments (October 1996-
                                                   December 1998); prior
                                                   thereto, President, Chief
                                                   Executive Officer and
                                                   Director (October 1993-
                                                   September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.; Executive
                                                   Vice President, Director and
                                                   Member of Operating
                                                   Committee (October 1993-
                                                   September 1996) of
                                                   Prudential Securities;
                                                   Director (October 1993-
                                                   September 1996) of
                                                   Prudential Securities Group,
                                                   Inc.; Executive Vice
                                                   President, The Prudential
                                                   Investment Corporation (July
                                                   1994-September 1996);
                                                   Director (January 1994-
                                                   September 1996) of
                                                   Prudential Mutual Fund
                                                   Distributors, Inc. and
                                                   Prudential Mutual Fund
                                                   Services, Inc.; and former
                                                   Senior Executive Vice
                                                   President and Director of
                                                   Kemper Financial Services,
                                                   Inc. (September 1978-
                                                   September 1993).
 *John R. Strangfeld, Jr. (45)   President        Chief Executive Officer,
                                 and Director      Chairman, President and
                                                   Director (since January
                                                   1990) of The Prudential
                                                   Investment Corporation;
                                                   Executive Vice President
                                                   (since February 1998),
                                                   Prudential Global Asset
                                                   Management Group of
                                                   Prudential, and Chairman
                                                   (since August 1989) of
                                                   Pricoa Capital Group;
                                                   formerly various positions
                                                   to Chief Executive Officer
                                                   (November 1994-December
                                                   1998) of Private Asset
                                                   Management Group of
                                                   Prudential; and Senior Vice
                                                   President (January 1986-
                                                   August 1989) of Prudential
                                                   Capital Group, a unit of
                                                   Prudential.

 NAME, ADDRESS(/1/) AND                             PRINCIPAL OCCUPATIONS
 (AGE)                    POSITION WITH FUND         DURING PAST 5 YEARS
 ----------------------   ------------------        ---------------------
 Nancy H. Teeters (69)    Director            Economist; former Vice President
                                               and Chief Economist (March 1986-
                                               June 1990) of International
                                               Business Machines Corporation;
                                               former Governor of Federal
                                               Reserve System (1978-1984); and
                                               former Director of Inland Steel
                                               Industries (July 1991-1999).
 Louis A. Weil, III (58)  Director            Chairman (since January 1999),
                                               President and Chief Executive
                                               Officer (since January 1996) and
                                               Director (since September 1991)
                                               of Central Newspapers, Inc.;
                                               Chairman of the Board (since
                                               January 1996), Publisher and
                                               Chief Executive Officer (August
                                               1991-December 1995) of Phoenix
                                               Newspapers, Inc.; former
                                               Publisher of Time Magazine (May
                                               1989-March 1991); former
                                               President, Publisher and Chief
                                               Executive Officer of The Detroit
                                               News (February 1986-August
                                               1989); and member of the
                                               Advisory Board, Chase Manhattan
                                               Bank--Westchester.
 Grace C. Torres (40)     Treasurer and       First Vice President (since
                          Principal Financial  December 1996) of PIFM; former
                          and Accounting       First Vice President (March
                          Officer              1993-May 1999) of Prudential
                                               Securities; and First Vice
                                               President (March 1994-September
                                               1996) of Prudential Mutual Fund
                                               Management, Inc.
 Stephen M. Ungerman (46) Assistant           Tax Director of Prudential
                          Treasurer            Investments (since March 1966);
                                               former First Vice President of
                                               Prudential Mutual Fund
                                               Management, Inc. (February 1993-
                                               September 1996).
 Deborah A. Docs (42)     Secretary           Vice President (since December
                                               1996) of PIFM; former Vice
                                               President and Associate General
                                               Counsel (June 1991-May 1999) of
                                               Prudential Securities; and Vice
                                               President and Associate General
                                               Counsel (June 1991-September
                                               1996) of Prudential Mutual Fund
                                               Management, Inc.

- ---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
(/1/)The address of the Directors and officers is c/o: Prudential Investments
    Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Investment Adviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers and supervise the daily business operations of the Fund.

  Directors and officers of the Fund are also Trustees, Directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

  The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Management of the Fund" and "Investment Advisory and Other Services," review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order of the Commission, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PIFM (Fund Complex), including the Fund, for the calendar year ended December 31, 1999.

                              COMPENSATION TABLE

                                                                        TOTAL 1999
                                         PENSION OR                    COMPENSATION
                                         RETIREMENT      ESTIMATED       FROM FUND
                          AGGREGATE   BENEFITS ACCRUED    ANNUAL         AND FUND
                         COMPENSATION AS PART OF FUND  BENEFITS UPON   COMPLEX PAID
   NAME AND POSITION      FROM FUND       EXPENSES      RETIREMENT     TO DIRECTORS
- -----------------------  ------------ ---------------- ------------- -----------------
Edward D. Beach--
 Director@                  $4,500          None            N/A      $142,500 (43/70)*
Eugene C. Dorsey--
 Director**                 $4,500          None            N/A      $ 81,000 (17/48)*
Delayne Dedrick Gold--
 Director                   $4,600          None            N/A      $144,500 (43/70)*
Robert F. Gunia--Vice
 President and
 Director(/1/)                 --            --             --              --
Thomas T. Mooney--
 Director**                 $4,500          None            N/A      $ 29,500 (35/75)*
Stephen P. Munn--
 Director                   $  750          None            N/A      $ 62,250 (29/53)*
David R. Odenath, Jr.--
 Director(/1/)                 --            --             --              --
Thomas H. O'Brien--
 Director@                  $4,500          None            N/A      $ 47,500 (11/26)*
Richard A. Redeker--
 Director                   $4,500          None            N/A      $ 95,000 (29/53)*
John R. Strangfeld,
 Jr.--President and
 Director(/1/)                 --            --             --              --
Nancy H. Teeters--
 Director                   $4,500          None            N/A      $ 97,000 (25/43)*
Louis A. Weil, III--
 Director                   $4,550          None            N/A      $ 96,000 (29/53)*

- ---------
@  Former Director, retired on December 31, 1999.
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund complex.
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $103,574 and $135,102 for Messrs. Dorsey and Mooney, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

  As of February 4, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of each class of the outstanding shares of the Fund. As of February 4, 2000, each of the following entities owned more than 5% of the outstanding shares of each of the classes indicated: Mrs. Christine Doyle, 58 Remington Rd., Ridgefield, CT 06877-4326, who held 20,106 Class C shares of the Fund (approximately 11.3% of the outstanding Class C shares); Katz-Ridgefield Investment Partnership LP, 473 Ridgeburry Rd., Ridgefield, CT 06877-1214, who held 21,242 Class C shares of the Fund (approximately 11.9% of the outstanding Class C shares); Worldwide Forwarders Inc., Richard H. Panadero, 9706 SW 155 CT, Miami, FL 33196, who held 35,857 Class C shares of the Fund (approximately 20.1% of the outstanding Class C shares); Theresa C. Peterson, 20 Maolis Rd., Nahant, MA 01908-1213, who held 5,232 Class Z shares of the Fund (approximately 9.3% of the outstanding Class Z shares); Lisa G. Brooks, 2390 Sandy Creek Farm Rd., Alpharetta, GA 30004-3621, who held 4,936 Class Z shares of the Fund (approximately 8.7% of the outstanding Class Z shares); Mr. Paul L. Pahmier & Mrs. Helen A. Pahmier, 3120 S. Broadway, Yorktown, IN 47396-9647, who held 3,355 Class Z shares of the Fund (approximately 5.9% of the outstanding Class Z shares); Thomas A. Barnum, Liesa M. Barnum, Community Property, 3840 Valley Quail Dr., Loomis, CA 95650-9747, who held 4,758 Class Z shares of the Fund (approximately 8.4% of the outstanding Class Z shares); Martha L. Hugon, Revocable Trust, 2304 W. Christy Ln., Muncie, IN 47304-1770, who held 3,481 Class Z shares of the Fund (approximately 6.2% of the outstanding Class Z shares).

  As of February 4, 2000, Prudential Securities was the record holder for other beneficial owners of 11,738,282 Class A shares (approximately 35.3% of such shares outstanding), 2,429,652 Class B shares (approximately 39.8% of such shares outstanding), 105,157 Class C shares (approximately 59.1% of such shares outstanding) and 56,497 Class Z shares (approximately 99.9% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.6 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1999. No jurisdiction currently limits the Fund's expenses.

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to the Subadviser, pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended December 31, 1999, 1998, and 1997, the Fund paid PIFM management fees of $3,129,064, $2,961,791, and $2,869,410 (net of waiver of $215,979), respectively.

  PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $250 million, .226 of 1% of the next $250 million, .203 of 1% of the next $500 million, .181 of 1% of the next $250 million, .160 of 1% of the next $250 million and .141 of 1% of over $1.5 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 1999):

                                 MONEY MARKETS

ASSETS UNDER MANAGEMENT: $36.0 billion.
TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.
PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS

  The Board of Directors/Trustees of the Fund, or the Duly Appointed Officer-in-Charge of each of the Fund, Manager, Subadviser and Distributor, has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940, (the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager, Subadviser and Distributor and as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all access persons of the Manager, Subadviser and Distributor preclear any personal securities investments (with limited exceptions, such as unit investment trusts). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all investment personnel of the Manager, Subadviser and Distributor include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no access person may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the access person is being considered for purchase or sale, by any fund advised by the Subadviser. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of a Fund within 7 days of trading by the Fund in the same (or equivalent) security. The Codes are on public file with, and are available from, the Commission.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and accounting servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2000. Fee waivers will increase the Fund's total return.

  For the fiscal year ended December 31, 1999, the Distributor received payments of $1,329,006 under the Class A Plan. The amount was primarily expanded for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor also received approximately $64,200, in initial sales charges attributable to Class A shares.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to the Distributor of
(1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to
 .75 of 1% of the average daily net assets of the Class C shares, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. Fee waivers will increase the Fund's total return.

  CLASS B PLAN. For the fiscal year ended December 31, 1999, the Distributor received $590,221 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $607,200 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 1999. It is estimated that of this amount approximately 2.5% ($15,200) was spent on printing and mailing of prospectuses to other than current shareholders; 27.0% ($164,000) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 70.5% ($428,000) on the aggregate of (1) payments of commissions to financial advisers 51.2% ($310,800) and (2) an allocation on account of overhead and other branch office distribution-related expenses 19.3% ($117,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 1999, the Distributor received approximately $142,600, in contingent deferred sales charges with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1999 the Distributor received $19,821, from the Fund under the Class C Plan and spent approximately $23,100 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 1.7% ($400) was spent on printing and mailing of prospectus to other than current shareholders; .4% ($100) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 97.9% ($22,600) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (70.2% or $16,200) and (ii) an allocation of overhead and other branch office distribution-related expenses (27.7% or $6,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives an initial sales charge and the proceeds of CDSCs paid by holders of Class C shares upon certain redemptions of Class C shares. For the year ended December 31, 1999, the Distributor received approximately $1,400 in CDSCs with respect to Class C shares. For the fiscal year ended December 31, 1999, the Distributor also received approximately $9,400 in initial sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, Class B or Class C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor has waived a portion of its distribution fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information" below.

FEE WAIVERS/SUBSIDIES

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

  Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                        YEAR 2000 READINESS DISCLOSURE

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Fund's service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Fund and its Board have instructed the Fund's principal service providers to monitor and report year 2000 problems.

  Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1997, 1998 and 1999.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at December 31, 1999. As of December 31, 1999, the Fund did not hold any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential National Municipals Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should by sure that the wire specifies Prudential National Municipals Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund's investment advisor.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1999, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      NAV and redemption price per Class A share........................ $14.72
      Maximum sales charge (3% of offering price).......................    .46
                                                                         ------
      Offering price to public.......................................... $15.18
                                                                         ======
      CLASS B
      NAV, offering price and redemption price per Class B share*....... $14.75
                                                                         ======
      CLASS C
      NAV, offering price and redemption price per Class C share*....... $14.75
      Sales charge (1% of offering price)...............................    .15
                                                                         ------
      Offering price to public.......................................... $14.90
                                                                         ======
      CLASS Z
      NAV, offering price and redemption price per Class Z share........ $14.71
                                                                         ======

     ---------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determine which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but more than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares because that maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect on the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

  Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund)

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

  .  members of the Board of Directors of Prudential

  . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

  Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  . an individual

  . the individual's spouse, their children and their parents

  . the individual's and spouse's Individual Retirement Account (IRA)

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

  . one or more employee benefit plans of a company controlled by an individual.

  An eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  An Investment Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

  Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

  . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

  .  Prudential, with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

  Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

  The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 day--prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduced the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in as money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
        YEAR SHARES PURCHASE                            OF DOLLARS INVESTED OR
          PAYMENT MADE                                    REDEMPTION PROCEEDS
        --------------------                           -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                  REQUIRED DOCUMENTATION
- ------------------                  ----------------------
Death                               A copy of the shareholder's death certifi-
                                    cate or, in the case of a trust, a copy of
                                    the grantor's death certificate, plus a
                                    copy of the trust agreement identifying the
                                    grantor.
Disability--An individual will be
considered disabled if he or she    A copy of the Social Security Administra-
is unable to engage in any          tion award letter or a letter from a physi-
substantial gainful activity by     cian on the physician's letterhead stating
reason of any medically determin-   that the shareholder (or, in the case of a
able physical or mental impair-     trust, the grantor) (a copy of the trust
ment which can be expected to       agreement identifying the grantor will be
result in death or to be of long-   required as well) is permanently disabled.
continued and indefinite duration.  The letter must also indicate the date of disability.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCESS
                                          --------------------------------------
   YEAR SINCE PURCHASE
     PAYMENT MADE                         $500,001 TO $1 MILLION OVER $1 MILLION
   -------------------                    ---------------------- ---------------
   First.................................          3.0%               2.0%
   Second................................          2.0%               1.0%
   Third.................................          1.0%                 0%
   Fourth and thereafter.................            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares, respectively, of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc.

     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals/2/.

      PERIOD OF MONTHLY INVESTMENTS:        $100,000 $150,000 $200,000 $250,000
      ------------------------------        -------- -------- -------- --------
      25 Years.............................  $ 105    $ 158    $ 210    $ 263
      20 Years.............................    170      255      340      424
      15 Years.............................    289      433      578      722
      10 Years.............................    547      820    1,093    1,366
       5 Years.............................  1,361    2,041    2,721    3,402

     See "Automatic Investment Plan" below.
- ---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders having shares of the Fund held through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

  The Transfer Agent, the Distributor or your broker acts as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield, or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once daily at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by
J. J. Kenny Information Systems Inc. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

  As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund will declare a dividend immediately prior to 4:15 p.m., New York time, on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:15 p.m., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may elect to receive dividends in cash each month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

  The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Capital gains, if any, of the Fund will be distributed at least annually.

  The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification of the Fund as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stocks, securities and currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income in each year. The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

  The Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary taxable income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund's holding period in the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

  The Fund may purchase debt securities that contain original issue discount. Original Issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original Issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

  Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue.

  If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares by the differences between their pro rata share of such gains and their tax credit.

  Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to share holders of tax-exempt interest earned by the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

  Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

  Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to asset gains recognized by the Fund is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss be treated as a long-term capital gain or loss if the shares were held for more than 12 months. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected.

  The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

  Yield is calculated according to the following formula:

                        YIELD = 2 [ ( a  --  b +1) to the sixth power -1]
                                      --------
                                         cd

  Where: a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1999 for the Fund's Class A, Class B, Class C and Class Z shares was 4.76%, 4.66%, 4.36% and 5.16%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

  TAX EQUIVALENT YIELD. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B, Class C and Class Z shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

  Tax equivalent yield is calculated according to the following formula:

                         TAX EQUIVALENT YIELD =  Yield
                                               -----
                                               1-.396

  The tax equivalent yield for the 30 day period ended December 31, 1999 for the Fund's Class A, Class B, Class C and Class Z shares was 7.88%, 7.72%, 7.22% and 8.54%, respectively.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                  P(1+T)n=ERV

Where: P = a hypothetical initial payment of $1000.
   T = average annual total return.
   n = number of years.
   ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
       (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes (except for Class Z shares, the inception date of which was January 22, 1999) for the periods ended December 31, 1999.

                                     5 YEARS            10 YEARS       SINCE INCEPTION
                                (% WITHOUT WAIVERS (% WITHOUT WAIVERS (% WITHOUT WAIVERS
                         1 YEAR   OR SUBSIDIES)      OR SUBSIDIES)      OR SUBSIDIES)    INCEPTION DATE
                         ------ ------------------ ------------------ ------------------ --------------
Class A................. -6.58%   5.35% (5.32%)           N/A           6.12% (6.10%)       1-22-90
Class B................. -8.98%   5.44% (5.41%)      5.94% (5.93%)      7.89% (7.89%)       4-25-80
Class C................. -6.18%   5.13% (5.10%)           N/A           4.21% (4.19%)        8-1-94
Class Z.................  N/A          N/A                N/A                N/A            1-22-99

  PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997.

  AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where:
   P  = a hypothetical initial payment of $1000.

 ERV  =   Ending Redeemable Value at the end of the 1, 5, or 10 year periods
          (or fractional portion thereof) of a
          hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1999.

                                     5 YEARS            10 YEARS       SINCE INCEPTION
                                (% WITHOUT WAIVERS (% WITHOUT WAIVERS (% WITHOUT WAIVERS
                         1 YEAR   OR SUBSIDIES)      OR SUBSIDIES)      OR SUBSIDIES)    INCEPTION DATE
                         ------ ------------------ ------------------ ------------------ --------------
Class A................. -3.69%  33.79% (33.61%)          N/A          86.02% (85.77%)      1-22-90
Class B................. -3.98%  31.33% (31.15%)    78.15% (77.91%)   346.03% (345.42%)     4-25-80
Class C................. -4.22%  29.72% (29.55%)          N/A           26.31% (26.14%)      8-1-94
Class Z.................  N/A          N/A                N/A               -4.22%          1-22-99

  ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

  From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund interest holders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

  Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/








           Performance Comparison of Different Types of Investments
                   Over The Long Term (12/31/25 - 12/31/99)

                                  [BAR CHART]

                      Common Stocks                 11.4%
                      Long-Term Gov't Bonds          5.1%
                      Inflation                      3.1%





  /1/ Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.



Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity      Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0% -
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.9%
Alaska Ind. Dev. & Expt. Auth. Rev., Revolving Fd.            A2                5.40%       4/01/01   $870       $    875,873
Anchorage Elec. Util. Rev.,
   M.B.I.A.                                                   Aaa               6.50       12/01/12  3,400          3,747,718
   M.B.I.A.                                                   Aaa               6.50       12/01/13  2,500          2,745,900
   M.B.I.A.                                                   Aaa               6.50       12/01/14  3,455          3,770,096

                                                                                                                 ------------

                                                                                                                   11,139,587
-
------------------------------------------------------------------------------------------------------------------------------
Arizona--3.7%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                     Aaa            7.875          8/01/14  2,250          2,740,185
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/09  1,500            900,000
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/14  1,500            646,455
Maricopa Cnty. Uni. Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                  Aaa             Zero          7/01/09  1,330            798,000
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/10  1,050            591,559
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/11  1,200            635,112
   No. 80 Chandler, F.G.I.C., E.T.M.                          Aaa             6.25          7/01/11    375            407,745
   No. 80 Chandler, F.G.I.C.                                  Aaa             6.25          7/01/11    625            672,850
Phoenix Str. & Hwy. User Rev., Ser. A, F.G.I.C.               Aaa             Zero          7/01/12  2,500          1,239,825
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                       Aaa             7.25          7/15/10   1,790         1,912,293
Pima Cnty. Uni. Sch. Dist., Gen. Oblig., F.G.I.C.,            Aaa             7.50          7/01/10  3,000(f)       3,536,910
Tucson Cnty. Gen. Oblig.,
   Ser. A                                                     Aa3             7.375         7/01/11  1,000          1,176,980
   Ser. A                                                     Aa3             7.375         7/01/12  1,100          1,298,946
   Ser. A                                                     Aa3             7.375         7/01/13  4,500          5,310,855

                                                                                                                 ------------

                                                                                                                   21,867,715
-
------------------------------------------------------------------------------------------------------------------------------
California--9.1%
Abag Fin. Auth. for Nonprofit Corps., Cert. of Part.,
   Amer. Baptist Homes., Ser. A                               BBB(d)            6.20       10/01/27  1,200          1,102,848
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                             Aaa               6.00        9/01/24  5,500          5,570,455
   Sub. Pub. Impvts. Proj., Ser. C                            Aaa               6.00        9/01/16  6,690          6,954,790
California Hlth. Facs. Fin. Auth. Rev., Ser. A                A2                6.125      12/01/30  6,000          5,786,340
Encinitas Union Sch. Dist., Gen. Oblig., M.B.I.A              Aaa             Zero          8/01/21  3,810          1,019,975
Kern High Sch. Dist., Ser. A, M.B.I.A.                        Aaa               6.30        2/01/10  2,490          2,731,381
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.       BBB(d)            6.125       7/01/23  6,000          5,601,240

- ------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND,
INC.
==============================================================================================================================

                                                                Moody's                                  Principal
                                                                 Rating      Interest     Maturity Amount           Value
Description(a)                                                (Unaudited)      Rate         Date   (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Long Beach Harbor Rev., Ser. A, F.G.I.C., A.M.T.              Aaa               6.00%       5/15/18 $4,000       $  4,084,800
Los Angeles Uni. Sch. Distr., Ser. A, F.G.I.C.                Aaa               6.00        7/01/15  1,000          1,040,030
Pittsburg Redev. Agy., Tax Alloc.,
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/25  2,000            410,140
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/30  5,000            745,650
San Joaquin Hills Trans. Corr. Agy., Toll Rd. Rev.            Aaa             Zero          1/15/32 15,000          2,058,450
San Jose Redev. Agcy. Tax Alloc., M.B.I.A.                    Aaa               6.00        8/01/11  3,000          3,214,830
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Ser. B                 A-(d)             6.20        9/01/23  2,000          1,990,460
Santa Margarita Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/09  2,000          2,319,200
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/10  2,450          2,878,750
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/14  2,000          2,347,780
So. Orange Cnty. Pub. Fin. Auth. Rev., Ser. C, F.G.I.C.       Aaa               6.50        8/15/10  2,000          2,227,300
So. Whittier Elem. Sch. Dist., Gen. Oblig., Ser. A,
   F.G.I.C.                                                   Aaa             Zero          8/01/12    810            404,255
West Contra Costa Sch. Dist., Cert. of Part.                  Baa3              7.125       1/01/24  1,600          1,684,560

                                                                                                                 ------------

                                                                                                                   54,173,234
-
------------------------------------------------------------------------------------------------------------------------------
Colorado--4.8%
Arapahoe Cnty. Cap. Impvt. Trust Fund, Hwy. Rev., Ser.
   E-470                                                      Aaa               7.00        8/31/26  3,000(b)       3,376,590
Colorado Hsg. Fin. Auth., A.M.T.
   Singl. Fam. Proj.                                          Aa2               8.00        6/01/25  2,145          2,230,800
   Singl. Fam. Proj., Ser. A-2                                Aa2               7.25        5/01/27  2,000          2,126,600
   Singl. Fam. Proj., Ser. B-1                                Aa2               7.90       12/01/25  1,320          1,389,933
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                      Aaa               7.65       12/01/25  3,195          3,435,360
   Singl. Fam. Proj., Ser. C-2                                Aa2               6.875      11/01/28  3,500          3,664,115
   Singl. Fam. Proj., Ser. C-2                                Aa2               7.05        4/01/31  4,000          4,296,240
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                  BBB(d)            7.00        1/01/22  7,960(f)       8,250,938

                                                                                                                 ------------

                                                                                                                   28,770,576
-
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.2%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   St. Mary's Hosp. Issue, Ser. E                             A3                5.50        7/01/20  5,650          4,761,763
   St. Mary's Hosp. Issue, Ser. E                             A3                5.875       7/01/22  1,750          1,529,990
   Univ. of Hartford, Ser. D                                  Ba1               6.75        7/01/12  5,725          5,800,055
Connecticut St. Spec. Tax Oblig. Rev., Trans.
   Infrastructure, Ser. A                                     A1                7.125       6/01/10  1,000          1,132,830

                                                                                                                 ------------

                                                                                                                   13,224,638

- ------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity Amount           Value
Description(a)                                                (Unaudited)      Rate         Date   (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.0%
Dist. of Columbia, M.B.I.A,
   Gen. Oblig., Ser. B                                        Aaa               6.00%       6/01/13 $1,000       $  1,040,200
   Gen. Oblig., Ser. B                                        Aaa               6.00        6/01/21  5,000          4,993,700

                                                                                                                 ------------

                                                                                                                    6,033,900
-
------------------------------------------------------------------------------------------------------------------------------
Florida--2.5%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South
   Proj.                                                      A3                7.95       12/01/08  7,445          7,685,027
Florida St. Brd. of Ed., Gen. Oblig.                          Aa2               9.125       6/01/14  1,260          1,662,053
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj.                                          Aa3               8.00        5/01/22  5,000          5,476,000

                                                                                                                 ------------

                                                                                                                   14,823,080
-
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., Poll. Cntrl. Rev., M.B.I.A.,
   Georgia Pwr. Co.                                           Aaa               6.625      10/01/24    500            510,650
   Oglethorpe Pwr. Co.                                        Aaa               8.00        1/01/22  5,000(b)       5,588,700
   Oglethorpe Pwr. Co., E.T.M.                                Aaa               7.50        1/01/03    557            578,896
Forsyth Cnty. Sch. Dist. Dev. Rev.                            Aa3               6.75        7/01/16    500            552,615
Fulton Cnty. Sch. Dist. Rev.                                  Aa2               6.375       5/01/17    750            801,788
Georgia Mun. Elec. Auth. Pwr. Rev.,
   Ser. B                                                     A3                6.25        1/01/17    475            486,528
   Ser. B, M.B.I.A.                                           Aaa               6.375       1/01/16  5,000          5,329,450
Green Cnty. Dev. Auth. Indl. Park Rev.                        NR                6.875       2/01/04    395            406,751

                                                                                                                 ------------

                                                                                                                   14,255,378
-
------------------------------------------------------------------------------------------------------------------------------
Guam--0.2%
Guam Pwr. Auth. Rev., Ser. A                                  BBB(d)            6.625      10/01/14  1,000(b)       1,097,940
-
------------------------------------------------------------------------------------------------------------------------------
Hawaii--0.4%
Hawaii St. Dept. Budget & Fin. Spl. Purp. Mtg. Rev.,
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.               Aaa               7.375      12/01/20    500            520,880
   Kapiolani Hlth. Care Sys.                                  A2                6.00        7/01/11    250            250,825
Hawaii St. Harbor Cap. Impvt. Rev., A.M.T.
   F.G.I.C.                                                   Aaa               6.25        7/01/10    250            261,102
   F.G.I.C.                                                   Aaa               6.25        7/01/15    500            506,645
Hawaii St., Gen. Oblig., Ser. CJ                              Aaa               6.25        1/01/15    650(b)         689,683

                                                                                                                 ------------

                                                                                                                    2,229,135

- ------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity Amount           Value
Description(a)                                                (Unaudited)      Rate         Date   (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Illinois--5.1%
Chicago Board of Ed.,
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/18 $3,400       $  1,045,942
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/19  2,000            573,640
Chicago Brd. of Ed., Gen. Oblig., F.G.I.C.,
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/12  1,500            702,495
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/17 10,000          3,302,600
Chicago City Colleges,
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/24  5,000          1,105,000
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/25 10,000          2,070,200
Cook and Du Page Cntys., High Sch. Dist No. 210, Gen.
   Oblig., F.S.A.                                             Aaa             Zero         12/01/11  3,035          1,555,225
Illinois Dev. Fin. Auth. Rev., Cmnty. Rehab. Providers,
   Ser. A                                                     BBB(d)            6.00%       7/01/15  2,000          1,795,040
Illinois Hlth. Fac. Auth. Rev.,
   M.B.I.A                                                    Aaa               6.00        7/01/14    800(b)         833,912
   M.B.I.A                                                    Aaa               6.00        7/01/14  2,700          2,779,191
Metropolitan Pier & Expo. Auth., Hosptlty. Fac. Rev.,
   McCormick Pl. Conv.                                        BBB(d)            7.00        7/01/26 12,910         14,506,838

                                                                                                                 ------------

                                                                                                                   30,270,083
-
------------------------------------------------------------------------------------------------------------------------------
Indiana--0.3%
Gary Ind. Mtge. Rev., Lakeshore Dunes Apts., Ser. A,
   G.N.M.A.                                                   AAA(d)            6.00        8/20/34  2,000          1,875,760
-
------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.0%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan
   Bloedel Proj., A.M.T.                                      Baa2              7.00        3/01/25  6,000          6,105,480
-
------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.4%
New Orleans, Gen. Oblig., A.M.B.A.C.                          Aaa             Zero          9/01/09 13,500          8,005,095
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                    Aaa               8.90        2/01/07  5,780          7,076,338
St. Charles Parish, Env. Impt. Rev., Louisiana Pwr. &
   Lt. Co. Proj., Ser. A, A.M.T.                              Baa2              6.875       7/01/24  5,000          5,046,800

                                                                                                                 ------------

                                                                                                                   20,128,233
-
------------------------------------------------------------------------------------------------------------------------------
Maryland--2.9%
Baltimore, Constr. Pub. Imprvt., Gen. Oblig., Ser. C,
   F.G.I.C.                                                   Aaa               5.50       10/15/16  1,000            982,710
Baltimore, Econ. Dev. Lease Rev., Armistead Partnership,
   Ser. A                                                     BBB(d)            7.00        8/01/11  1,000          1,033,780
Harford Cnty.,
   Gen. Oblig.                                                Aa2               5.50        3/01/0     180(b)         185,173
   Gen. Oblig.                                                Aa2               5.50        3/01/06    570            589,107

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity  Amount           Value
Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Maryland (cont'd.)
Maryland St. Hlth. & Higher Edu. Facs. Auth. Rev.,
   Doctor's Cmnty. Hosp.                                      Baa1              5.50%       7/01/24 $3,000       $  2,446,290
   Howard Cnty. Gen. Hosp., E.T.M.                            Aaa               5.50        7/01/21    500            483,185
   Mercy Medical Center, F.S.A.                               Aaa               5.75        7/01/26  1,000            961,910
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr.
   Physics Headqrtrs.                                         BBB(d)            6.625       1/01/17  1,000          1,007,590
Maryland St. Trans. Auth. Rev., Balt. Int'l. Arpt.
   Proj., Ser. A, A.M.T., F.G.I.C.                            Aaa               6.25        7/01/14  1,750          1,794,047
Montgomery Cnty., Gen. Oblig.                                 Aaa               9.75        6/01/01    450            482,594
Northeast Waste Disp. Auth. Rev.,
   Baltimore City Sludge Corp. Proj.                          NR                7.25        7/01/07  3,813          3,958,618
   Montgomery Cnty. Res. Rec. Proj., Ser. A                   A2                6.00        7/01/07  1,000          1,028,540
Prince Georges Cnty., Poll. Cntrl. Rev., Potomac Elec.
   Proj., M.B.I.A.                                            Aaa               5.75        3/15/10  1,100          1,145,397
Takoma Park Hosp. Facs. Rev., Washington Adventist
   Hosp., F.S.A.                                              Aaa               6.50        9/01/12  1,000          1,099,880

                                                                                                                 ------------

                                                                                                                  17,198,821
-
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.5%
Mass. Edu. Fin. Auth., Ed. Ln. Rev., Issue G., Ser. A.,
   M.B.I.A., A.M.T.                                           Aaa               5.10       12/01/13  1,000            934,450
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Mass. Inst. of
   Tech. Ser. I-1                                             Aaa               5.20        1/01/28  1,500          1,326,585
Mass. St. Wtr. Res. Auth. Rev., M.B.I.A.,
   Ser. B                                                     Aaa               6.25       12/01/11  6,720          7,296,912
   Ser. B                                                     Aaa               6.25       12/01/12  5,000          5,420,400

                                                                                                                 ------------

                                                                                                                   14,978,347
-
------------------------------------------------------------------------------------------------------------------------------
Michigan--6.8%
Brandon Sch. Dist., Gen. Oblig., F.G.I.C.                     Aaa               5.875       5/01/26  1,310(b)       1,384,853
Breitung Twnshp. Sch. Dist. Ref., Gen. Oblig., M.B.I.A.       Aaa               6.30        5/01/15    250            257,935
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A,
   F.S.A., A.M.T.                                             Aaa               6.875       5/01/09    920            959,247
Detroit Sewage. Disp. Rev.,
   Prerefunded Inflos                                         AAA(d)            7.263       7/01/23    800(b)         856,000
   Unrefunded Balance Inflos                                  AAA(d)            7.263       7/01/23    200            178,500
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.               Aaa               5.55        7/01/12  1,000          1,015,330
Dexter Cmnty. Schs., Gen. Oblig., F.G.I.C.                    Aaa               5.10        5/01/28 10,000          8,681,400
Dickinson Cnty. Mem. Hosp. Sys. Rev.                          Ba1               8.00       11/01/14  1,000          1,137,500
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.                   Aaa             Zero          5/01/15  2,400            965,160
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa             Zero          5/01/10  3,500          1,983,905
Kalamazoo Econ. Dev. Corp. Rev., Friendship Vlg., Ser. A      BBB(d)            6.125       5/15/17  1,000            917,420
Lincoln Park Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa               7.00        5/01/20  1,500(b)       1,674,315
Michigan Higher Ed. Rev., Ser. XIII-A, M.B.I.A., A.M.T.       Aaa               7.55       10/01/08    155            160,689
Michigan Mun. Bd. Auth. Rev., Wayne Cnty. Proj.,
   M.B.I.A., E.T.M.                                           Aaa               7.40       12/01/02    500            524,555

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity  Amount           Value
Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd.)
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                      A3                8.25%       7/01/12 $1,920       $  1,994,707
   Genesys Hlth. Sys., Ser. A                                 Baa2              8.125      10/01/21  1,000(b)       1,171,960
   Genesys Hlth. Sys., Ser. A                                 Baa2              7.50       10/01/27    500(b)         563,340
   Presbyterian Vlg. Oblig.                                   NR                6.375       1/01/25    800            739,592
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg., Ser. B                                        AA-(d)            7.55        4/01/23  1,000          1,039,790
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.15        4/01/10    140            146,532
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.70        4/01/23    500            520,660
   Sngl. Fam. Mtge., Ser. A                                   AA(d)             7.50        6/01/15  2,905          2,959,062
Michigan St. Strategic Fd., Ltd. Oblig. Rev.,
   Waste Mgmt. Inc. Proj., A.M.T.                             Ba1               6.625      12/01/12  1,500          1,455,045
   Worthington Armstrong Venture, A.M.T.                      A-(d)             5.75       10/01/22  1,000            943,080
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co. Proj.,
   F.G.I.A., A.M.T.                                           Aaa               7.65        9/01/20  2,000          2,076,600
Oak Park, A.M.B.A.C.,
   Gen. Oblig.                                                Aaa               7.00        5/01/12    400(b)         426,308
   Gen. Oblig.,                                               Aaa               7.00        5/01/11    375(b)         399,664
Okemos Pub. Sch. Dist.,
   M.B.I.A.                                                   Aaa             Zero          5/01/12  1,100            548,009
   M.B.I.A.                                                   Aaa             Zero          5/01/13  1,000            464,770
Posen Cons. Sch. Dist. No. 9, M.B.I.A.                        Aaa               6.75        5/01/22  1,000(b)(f)    1,075,880
Wayne Cnty. Bldg. Auth., Ser. A                               A3                8.00        3/01/17  1,250(b)       1,356,163
Wyandotte Elec. Rev., Gen. Oblig., M.B.I.A.                   Aaa               6.25       10/01/08  2,000          2,132,980

                                                                                                                 ------------

                                                                                                                   40,710,951
-
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.2%
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                    AAA(d)            7.30        8/01/31    635            650,348
St. Paul Science Museum, Cert. of Part., E.T.M.               AAA(d)            7.50       12/15/01    413            426,869

                                                                                                                 ------------

                                                                                                                    1,077,217
-
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.7%
Missouri St. Hsg. Dev. Comn. Mtge Rev., Sngl Fam.
   Homeowner Ln., Ser. A, G.N.M.A., A.M.T.                    AAA(d)            7.20        9/01/26  3,740          3,918,248
-
------------------------------------------------------------------------------------------------------------------------------
Nevada--2.2%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser.
   A, A.M.T.                                                  Baa2              6.50       12/01/33 10,000          9,384,800
Nevada Hsg. Div. Multi Unit Hsg. Rev., F.N.M.A., A.M.T.       AAA(d)            6.60       10/01/23  3,475          3,567,783

                                                                                                                 ------------

                                                                                                                   12,952,583

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity  Amount           Value
Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.0%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                      BBB-(d)           6.30%       1/01/16   $500       $    483,115
   New Hampshire College                                      BBB-(d)           6.375       1/01/27  2,000          1,889,200
New Hampshire St. Ind. Dev. Auth., Poll. Ctrl. Rev.,
   Proj. A                                                    Ba3               7.65        5/01/21  3,420          3,513,708

                                                                                                                 ------------

                                                                                                                    5,886,023
-
------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.3%
New Jersey Econ. Dev. Auth. Rev., Performing Arts Ctr.
   Proj.,
   Ser. A, A.M.B.A.C.                                         Aaa               6.00        6/15/08  1,410          1,498,336
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa               6.50        1/01/16 11,000         11,962,830

                                                                                                                 ------------

                                                                                                                   13,461,166
-
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.8%
New Mexico Mtge. Fin. Auth., Singl. Fam. Mtge., A.M.T.        AAA(d)            6.30        7/01/28  4,965          4,972,001
-
------------------------------------------------------------------------------------------------------------------------------
New York--8.9%
Greece Central Sch. Dist.
   F.G.I.C.                                                   Aaa               6.00        6/15/16    950            984,257
   F.G.I.C.                                                   Aaa               6.00        6/15/17    950            979,099
   F.G.I.C.                                                   Aaa               6.00        6/15/18    950            974,586
Metropolitan Trans. Auth., Trans. Facs. Rev.,
   Ser. A, F.S.A.                                             Aaa               5.75        7/01/11    675            690,937
   Ser. A, F.S.A.                                             Aaa               6.00        7/01/16  2,500          2,533,175
New York City Ind. Dev. Agcy., Spec. Fac. Rev., Terminal
   One Group Assoc. Proj., A.M.T.                             A3                6.00        1/01/19  2,500          2,436,475
New York City Mun. Wtr. Fin. Auth. Rev., F.G.I.C.             Aaa               6.75        6/15/16 10,565(f)      10,938,578
New York City, Gen. Oblig.,
   Ser. A                                                     A3                7.75        8/15/04     15             15,818
   Ser. B                                                     A3                8.25        6/01/06  1,500          1,738,560
   Ser. B                                                     A3                7.25        8/15/07  3,500          3,916,150
   Ser. D                                                     A3                8.00        8/01/03     70             74,324
   Ser. D                                                     A3                8.00        8/01/04     30             31,853
   Ser. D                                                     Aaa               7.65        2/01/07  4,955(b)       5,319,589
   Ser. D                                                     A3                7.65        2/01/07     45             47,996
   Ser. F                                                     A3                8.25       11/15/02    815            874,569
New York St. Dorm. Auth. Rev., Mem. Sloan Kettering
   Cancer Ctr., M.B.I.A.                                      Aaa               5.75        7/01/20  4,000          3,915,240
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.               Aaa               5.80        1/15/14  1,280          1,297,510
New York St. Local Gov't. Assist. Corp. Ref., Ser. E          A3                6.00        4/01/14  2,000          2,083,620
New York St. Urban Dev. Corp. Rev. Ref., F.S.A.,
   Correctional Facs.                                         Aaa               6.50        1/01/09  3,000          3,268,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND,
INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity Amount           Value
Description(a)                                                (Unaudited)      Rate         Date  (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
Suffolk Cnty., Gen. Oblig., Ser. A, F.G.I.C.                  Aaa               5.25%       8/01/13 $1,325       $  1,293,531
Triborough Bridge & Tunl. Auth. Rev., Ser. X, M.B.I.A.        Aaa               6.625       1/01/12  8,500          9,446,645

                                                                                                                 ------------

                                                                                                                   52,861,012
-
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.7%
Mercer Cnty. Poll. Ctrl. Rev., Antelope Valley Station,
   A.M.B.A.C.                                                 Aaa               7.20        6/30/13  9,000         10,324,440
-
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.9%
Franklin Cnty. Hosp. Rev., Doctors Ohio Hlth. Corp.,
   Ser. A                                                     Baa3              5.60       12/01/28  5,000          4,065,650
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                Aaa               7.80       11/01/14 11,825         13,323,700

                                                                                                                 ------------

                                                                                                                   17,389,350
-
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.9%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                         Aaa               6.00        1/01/23  7,000          7,063,210
Tulsa Mun. Arpt. Trust Rev., A.M.T.                           Baa2              7.375      12/01/20 10,000         10,305,500

                                                                                                                 ------------

                                                                                                                   17,368,710
-
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.3%
Beaver Cnty. Ind. Dev. Auth., Poll. Cntrl. Rev., Ohio
   Edison Co. Proj., Ser. A                                   Baa3              4.65        6/01/33  5,000          4,775,700
Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.           BBB-(d)           5.60        7/01/10    685            642,667
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac.,
   Ser. A                                                     B2                6.20        7/01/19  3,000          2,700,660
Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev.      A-(d)             5.25       11/15/28  2,000          1,589,240
Pennsylvania St., Cert. of Part., F.S.A.                      Aaa               6.25       11/01/06   600            626,046
Pennylvania Econ. Dev. Fin. Auth., Solid Waste Disp.
   Rev., A.M.T.                                               Baa2              6.00        6/01/31  4,500          4,037,715
Philadelphia Hosp. & Higher Edl. Facs. Auth. Rev.,
   Children's Seashore House, Ser. A                          A-(d)             7.00        8/15/03  1,000          1,042,250
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                Aaa               6.25        8/01/11  2,500          2,692,250
Westmoreland Cnty., Pennsylvania Ind. Dev. Auth. Rev.,
   Valley Landfill Proj.                                      BBB(d)            5.10        5/01/18  2,000          1,724,040

                                                                                                                 ------------

                                                                                                                   19,830,568
-
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.7%
Puerto Rico Comnwlth., Gen. Oblig.                            Baa1              6.50        7/01/13  3,000          3,277,260
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.,
   Ser. A, A.M.B.A.C.                                         Aaa             Zero          7/01/18  2,500            846,525
   Ser. V                                                     Baa1              6.375       7/01/08    500            522,000
   Ser. V                                                     Baa1              6.625       7/01/12  4,000          4,156,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49


Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                                   Principal
                                                                 Rating      Interest     Maturity  Amount           Value
 Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico (cont'd.)
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.
   Rev.,
   Dr. Pila Hosp. Proj., F.H.A.                               AAA(d)           6.125%       8/01/25   $500       $    499,645
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.            Aaa              6.25         7/01/16    500            517,440
Puerto Rico Mun. Fin. Agcy. Rev., Ser. A, F.S.A.              Aaa              6.00         7/01/14    250            267,243
Puerto Rico Tel. Auth. Rev.,
   M.B.I.A.                                                   Aaa              6.363        1/25/07  4,100(b)(c)    4,294,750
   M.B.I.A.                                                   Aaa              6.307        1/16/15  7,150(b)(c)    7,623,687

                                                                                                                 ------------

                                                                                                                   22,004,710
-
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.6%
Charleston Wtrwks. & Swr. Rev., E.T.M.                        Aaa             10.375        1/01/10  7,415          9,537,470
-
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.8%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                   Aaa               6.75        9/01/10  5,000(f)       5,597,450
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Recycling
   Fac., A.M.T.                                               Baa1              7.40       12/01/22  5,000          5,285,750

                                                                                                                 ------------

                                                                                                                   10,883,200
-
------------------------------------------------------------------------------------------------------------------------------
Texas--5.9%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth.
   Sys., Ser. A, M.B.I.A.                                     Aaa               6.00       11/15/14  5,695          5,870,121
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                     Aaa               7.375      11/01/08  3,500          3,885,140
   Ser. A                                                     Aaa               7.375      11/01/09  3,500          3,885,140
Houston Indpt. Sch. Dist., Gen. Oblig., Ser. A                Aaa               5.00        2/15/24  3,000          2,552,280
Houston Wtr. & Sew. Sys. Rev., Junior Lien, Ser. D,
   M.B.I.A.                                                   Aaa               6.125      12/01/25  4,500          4,433,625
Keller Indpt. Sch. Dist. Rev.                                 Aaa               6.00        8/15/23  3,970          3,994,694
Lakeway Mun. Util. Dist., Gen. Oblig., Ser. A, F.G.I.C.       Aaa             Zero          9/01/11  1,425            740,530
New Braunfels Indpt.,
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/10  2,335          1,336,601
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/11  2,365          1,269,910
Port Corpus Christi Auth. Rev.                                A2                7.50        8/01/12  2,000          2,077,180
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                Aaa             Zero          2/01/09  5,000          3,057,150
Univ. of Texas, Rev., Ser. B                                  Aa1               6.75        8/15/13  2,035          2,137,645

                                                                                                                 ------------

                                                                                                                   35,240,016
-
------------------------------------------------------------------------------------------------------------------------------
Utah--0.2%
Utah St. Brd. of Regents, Student Ln. Rev., Ser. F,
   A.M.B.A.C., A.M.T.                                         Aaa               7.00       11/01/01  1,000(f)       1,041,340

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity  Amount           Value
Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Washington--3.5%
Washington St., Gen. Oblig., Ser. R-97A                       Aa1              Zero         7/01/16 $8,000       $  2,954,080
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                        Aaa              7.00%        7/01/08  4,000          4,477,960
   Nuclear Proj. No. 1, Ser. B, F.S.A.                        Aaa               7.25        7/01/09  5,000          5,712,400
   Nuclear Proj. No. 2, F.S.A.                                Aaa               5.40        7/01/12  5,400          5,221,422
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                      Aaa             Zero          7/01/06  3,000          2,131,230

                                                                                                                 ------------

                                                                                                                   20,497,092
-
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.M.T.                                                     Aa2               6.20        3/01/27  2,100          2,059,239
Wisconsin St. Hlth. & Edu. Fac. Auth. Rev.,
   Aurora Hlth. Care. Inc. Proj., Ser. A                      A-(d)             5.60        2/15/29  5,000          4,062,450
   Aurora Hlth. Care. Inc. Proj., Ser. B                      A-(d)             5.625       2/15/29  1,000            816,160

                                                                                                                 ------------

                                                                                                                    6,937,849

                                                                                                                 ------------
Total long-term investments (cost $561,590,053)                                                                   565,065,853

------------
-
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.5%
-
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.6%
Decatur Ind. Dev. Bd., Solid Waste Disp. Rev.,Amoco
   Chemical Co. Proj., F.R.D.D.                               VMIG1             5.40        1/03/00  3,600(e)       3,600,000
-
------------------------------------------------------------------------------------------------------------------------------
Illinois--0.3%
Madison Cnty Env. Impt. Rev., Ser. A, F.R.D.D.                VMIG1             5.35        1/03/00    100(e)         100,000
Southwestern Dev. Auth., Solid Waste Disp. Rev., Shell
   Oil Co. Proj., F.R.D.D.                                    VMIG1             5.35        1/03/00  1,400(e)       1,400,000

                                                                                                                 ------------

                                                                                                                    1,500,000
-
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%
Calcasieu Parish Inc., Ind. Dev. Bd. Env. Rev., Citgo
   Petroleum Corp., F.R.D.D.                                  VMIG1             5.40        1/03/00    900(e)         900,000
-
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.7%
Jackson Cnty, Ind. Ser. Facs. Rev., Chevron Inc. Proj.,
   Ser. 94, F.R.D.D.                                          VMIG1             5.40        1/03/00  4,300(e)       4,300,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity  Amount           Value
Description(a)                                                (Unaudited)      Rate         Date    (000)          (Note 1)
-
------------------------------------------------------------------------------------------------------------------------------
Nevada--0.3%
Washoe Cnty. Wtr. Facs. Rev., Sierra Pac. Pwr. Co.
   Proj., F.R.D.D                                             VMIG1             5.40%       1/03/00 $1,500(e)    $  1,500,000
-
------------------------------------------------------------------------------------------------------------------------------
Ohio--0.2%
Ohio St. Solid Waste Rev., F.R.D.D.                           VMIG1             5.35        1/03/00    900(e)         900,000
-
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.1%
So. Carolina Jobs Econ. Dev. Auth. Rev., Wellman Inc.
   Proj., F.R.D.D.                                            Aa2               5.45        1/03/00    800(e)         800,000
-
------------------------------------------------------------------------------------------------------------------------------
Texas--1.2%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co.,
   Ser. 95A, F.R.D.D.                                         VMIG1             5.40        1/03/00  3,000(e)       3,000,000
   Ser. 96C, F.R.D.D.                                         VMIG1             5.40        1/03/00  3,300(e)       3,300,000
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.
   Proj.,
   Ser. 93, F.R.D.D.                                          VMIG1             5.45        1/03/00    800(e)         800,000
Gulf Coast Ind. Dev. Auth., Citgo Petro. Proj., F.R.D.D.      VMIG1             5.40        1/03/00    200(e)         200,000

                                                                                                                 ------------

                                                                                                                    7,300,000

                                                                                                                 ------------
-
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      Contracts
                                                                                                      ---------
CALL OPTION PURCHASED
United States Treasury Bond Future
   expires Mar. 2000 (cost $425,375)                                                                   400             25,000

                                                                                                                 ------------
Total short-term investments (cost $21,225,375)                                                                    20,825,000

                                                                                                                 ------------
Total Investments--98.5%
   (cost $582,815,428, Note 4)                                                                                    585,890,853
Other assets in excess of
liabilities--1.5%                                                                                                   8,659,204

                                                                                                                 ------------
Net Assets--100%                                                                                                 $594,550,057
============

-------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

Portfolio of Investments as of December 31, 1999                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

-
------------------------------------------------------------------------------------------------------------------------------

- ---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                 PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==============================================================================================================================

Assets
December 31, 1999
Investments, at value (cost $582,815,428)...............................................................         $585,890,853
Cash....................................................................................................               94,113
Interest receivable.....................................................................................           10,282,287
Receivable for Fund shares sold.........................................................................  5            63,907
Receivable for investments sold.........................................................................              477,563
Deferred expenses and other assets......................................................................               18,100

                                                                                                            -----------------
   Total assets.........................................................................................          597,326,823

                                                                                                            -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            1,703,058
Dividends payable.......................................................................................              402,145
Accrued expenses........................................................................................              274,044
Management fee payable..................................................................................              245,302
Distribution fee payable................................................................................              149,092
Due from broker-variation margin........................................................................                3,125

                                                                                                            -----------------
Total liabilities.......................................................................................            2,776,766

                                                                                                            -----------------
Net Assets..............................................................................................        $ 594,550,057
                                                                                                            =================
Net assets were comprised of:
   Common stock, at par.................................................................................        $     403,809
   Paid-in capital in excess of par.....................................................................          592,263,617

                                                                                                            -----------------

                                                                                                                  592,667,426
  Accumulated net realized loss on investments.........................................................            (1,252,169)
   Net unrealized appreciation on investments...........................................................            3,134,800

                                                                                                            -----------------
Net assets, December 31, 1999...........................................................................        $ 594,550,057

                                                                                                            =================
Class A:
   Net asset value and redemption price per share
      ($498,428,421 3 33,865,243 shares of common stock issued and outstanding).........................               $14.72
   Maximum sales charge (3% of offering price)..........................................................                  .46

                                                                                                            -----------------
   Maximum offering price to public.....................................................................               $15.18

                                                                                                            =================
Class B:
   Net asset value, offering price and redemption price per share
      ($92,264,695 3 6,254,058 shares of common stock issued and outstanding)...........................               $14.75

                                                                                                            =================
Class C:
   Net asset value and redemption price per share
      ($3,059,480 3 207,371 shares of common stock issued and outstanding)..............................               $14.75
   Sales charge (1% of offering price)..................................................................                  .15

                                                                                                            -----------------
   Offering price to public.............................................................................               $14.90

                                                                                                            =================
Class Z:
   Net asset value, offering price and redemption price per share
      ($797,461 3 54,209 shares of common stock issued and outstanding).................................               $14.71

                                                                                                            =================

-------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
===============================================================================

                                               Year Ended
Net Investment Income                       December 31, 1999
                                            -----------------
Income
   Interest..............................     $  37,520,953
                                            -----------------
Expenses
   Management fee........................         3,129,064
   Distribution fee--Class A.............         1,329,006
   Distribution fee--Class B.............           590,221
   Distribution fee--Class C.............            19,821
   Transfer agent's fees and expenses....           412,000
   Custodian's fees and expenses.........           150,000
   Reports to shareholders...............           118,000
   Registration fees.....................            47,000
   Legal fees and expenses...............            45,000
   Directors' fees and expenses..........            40,000
   Audit fees and expenses...............            39,000
   Insurance expense.....................             8,000
   Miscellaneous.........................               424
                                            -----------------
      Total expenses.....................         5,927,536
   Custodian fee credit..................            (7,711)
                                            -----------------
      Net expenses.......................         5,919,825
                                            -----------------
Net investment income....................        31,601,128
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............          (671,635)
   Financial futures contracts...........           298,219
                                            -----------------
                                                   (373,416)
                                            -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................       (47,510,251)
   Financial futures.....................           170,312
                                            -----------------
                                                (47,339,939)
                                            -----------------
Net loss on investment transactions......       (47,713,355)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (16,112,227)
                                              =============

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
================================================================================

                                       Year Ended December 31,
Increase (Decrease)                    -----------------------
in Net Assets                          1999               1998
                                       ----               ----
Operations
   Net investment income.......    $  31,601,128      $  29,590,250
   Net realized gain (loss) on
      investment
      transactions.............         (373,416)         2,809,051
   Net change in unrealized
      depreciation on
      investments..............      (47,339,939)          (619,579)
                                 -----------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      (16,112,227)        31,779,722
                                 -----------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (25,956,731)       (23,636,186)
      Class B..................       (5,456,913)        (5,888,290)
      Class C..................         (116,079)           (65,774)
      Class Z..................          (71,405)                --
                                 -----------------    -------------
                                     (31,601,128)       (29,590,250)
                                 -----------------    -------------
   Distributions in excess of
      net investment income
      Class A..................         (100,946)           (17,881)
      Class B..................          (18,963)            (4,429)
      Class C..................             (619)               (86)
      Class Z..................             (176)                --
                                 -----------------    -------------
                                        (120,704)           (22,396)
                                 -----------------    -------------
   Distributions from net
      realized capital gains
      Class A..................               --         (3,635,575)
      Class B..................               --           (906,642)
      Class C..................               --            (16,469)
                                 -----------------    -------------
                                              --         (4,558,686)
                                 -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 5 & 6):
   Net proceeds from shares
      sold.....................      280,554,937         76,423,080
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       19,573,958         21,262,728
   Cost of shares reacquired...     (261,665,210)      (126,905,006)
                                 -----------------    -------------
   Increase (decrease) in net
      assets from Fund share
      transactions.............       38,463,685        (29,219,198)
                                 -----------------    -------------
Total decrease.................       (9,370,374)       (31,610,808)
Net Assets
Beginning of year..............      603,920,431        635,531,239
                                 -----------------    -------------
End of year....................    $ 594,550,057      $ 603,920,431
                                 =================    =============


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

Notes to Financial Statements         PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
- ------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated
--------------------------------------------------------------------------------
                                     B-56

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants', Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $120,704, increase accumulated net realized loss on investments by $149,567 and increase paid in capital by $28,863, due to the sale of securities purchased with market discount during the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.
- ------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.
PIMS has advised the Fund that it received approximately $64,200 and $9,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $142,600 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively. PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Company along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
- ------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $411,000 for
-------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

the services of PMFS. As of December 31, 1999, approximately $32,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
- ------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999, were $216,669,330 and $195,715,557, respectively.
The federal income tax basis of the Fund's investments at December 31, 1999 was $583,086,606 and, accordingly, net unrealized appreciation for federal income tax purposes was $2,804,247 (gross unrealized appreciation--$17,324,536; gross unrealized depreciation--$14,520,289).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $922,000 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.
During the year ended December 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1999 are as follows:

                                             Value at        Value at
Number of                    Expiration       Trade        December 31,      Unrealized
Contracts        Type           Date           Date            1999         Appreciation
- ---------     -----------    -----------    ----------     ------------     ------------
                 Long
               Position:
                 U.S.
               Treasury
   100           Index        Mar. 2000     $9,187,500      $9,246,875        $ 59,375
                                                                              ========

- ------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares. Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
- ---------------------------------   -----------    -------------
Year ended December 31, 1999:
Shares sold......................    10,154,359    $ 150,151,142
Shares issued in connection with
  reorganization (Note 6)........     5,719,568       92,139,437
Shares issued in reinvestment of
  dividends and distributions....     1,049,415       16,182,668
Shares reacquired................   (13,662,479)    (212,057,236)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     3,260,863       46,416,011
Shares issued upon conversion
  from Class B...................       595,834        9,168,416
                                    -----------    -------------
Net increase in shares
  outstanding....................     3,856,697    $  55,584,427
                                    ===========    =============
Year ended December 31, 1998:
Shares sold......................     3,824,658    $  61,874,353
Shares issued in reinvestment of
  dividends and distributions....     1,059,215       17,057,270
Shares reacquired................    (6,037,193)     (97,515,280)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,153,320)     (18,583,657)
Shares issued upon conversion
  from Class B...................       573,854        9,271,697
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (579,466)   $  (9,311,960)
                                    ===========    =============

Class B
- ---------------------------------
Year ended December 31, 1999:
Shares sold......................       826,622    $  10,991,293
Shares issued in connection with
  reorganization (Note 6)........     1,236,086       19,953,535
Shares issued in reinvestment of
  dividends and distributions....       209,350        3,243,633
Shares reacquired................    (2,859,392)     (44,047,247)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (587,334)      (9,858,786)
Shares reacquired upon conversion
  into Class A...................      (594,471)      (9,168,416)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,181,805)   $ (19,027,202)
                                    ===========    =============

--------------------------------------------------------------------------------
                                     B-58

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Class B                               Shares          Amount
----------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................       797,807    $  12,909,659
Shares issued in reinvestment of
  dividends and distributions....       256,538        4,140,932
Shares reacquired................    (1,803,505)     (29,167,324)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (749,160)     (12,116,733)
Shares reacquired upon conversion
  into Class A...................      (572,437)      (9,271,697)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,321,597)   $ (21,388,430)
                                    ===========    =============

Class C
- ---------------------------------
Year ended December 31, 1999:
Shares sold......................        91,530    $   1,390,702
Shares issued in connection with
  reorganization (Note 6)........        29,355          473,862
Shares issued in reinvestment of
  dividends and distributions....         5,874           90,815
Shares reacquired................       (62,002)        (958,956)
                                    -----------    -------------
Net increase in shares
  outstanding....................        64,757    $     996,423
                                    ===========    =============

Year ended December 31, 1998:
Shares sold......................       101,316    $   1,639,068
Shares issued in reinvestment of
  dividends and distributions....         3,998           64,526
Shares reacquired................       (13,773)        (222,402)
                                    -----------    -------------
Net increase in shares
  outstanding....................        91,541    $   1,481,192
                                    ===========    =============

Class Z
- ---------------------------------
January 22, 1999(a) through
  December 31, 1999:
Shares sold......................       210,908    $   3,262,799
Shares issued in connection with
  reorganization (Note 6)........       136,091        2,192,167
Shares issued in reinvestment of
  dividends and distributions....         3,661           56,842
Shares reacquired................      (296,451)      (4,601,771)
                                    -----------    -------------
Net increase in shares
  outstanding....................        54,209    $     910,037
                                    ===========    =============

- ---------------
(a) Commencement of offering of Class Z shares.
- ------------------------------------------------------------
Note 6. Reorganization
On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series ('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.
The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.
The acquisition was accomplished by a tax-free exchange of the following shares:

                                National Municipals
     Maryland Series:                   Fund               Value
Class A           1,545,436       Class A   1,074,419   $17,304,069
    B               930,543             A     647,510    10,432,984
    C                11,019             A       7,667       123,541
     Michigan Series:
Class A           2,459,122             A   1,845,487    29,729,243
    B             1,640,985             A   1,230,484    19,826,554
    C                43,799             A      32,842       529,193
   Intermediate Series:
Class A           1,302,336             A     881,159    14,193,853
    B             1,830,315             B   1,236,086    19,953,535
    C                43,467             C      29,355       473,862
    Z               201,141             Z     136,091     2,192,167

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                    Unrealized
                                  Net Assets       Appreciation
                                  -----------      -------------
Maryland Series                   $27,860,594       $ 2,342,040
Michigan Series                    50,084,990         4,856,230
Intermediate Series                36,813,417         1,858,582

The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
--------------------------------------------------------------------------------
                                     B-59

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

                                                                           Class A
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.06     $  16.12     $  15.56     $  15.98     $  14.42
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .76          .79          .81(b)       .82(b)       .81(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.34)         .06          .67         (.42)        1.57
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.58)         .85         1.48          .40         2.38
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.76)        (.79)        (.81)        (.82)        (.81)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.76)        (.91)        (.92)        (.82)        (.82)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.72     $  16.06     $  16.12     $  15.56     $  15.98
                                                 ========     ========     ========     ========     ========

TOTAL RETURN(a):..............................      (3.69)%       5.41%        9.80%        2.66%       16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $498,428     $481,926     $493,178     $502,739     $538,145
Average net assets (000)......................   $531,603     $483,759     $491,279     $508,159     $446,350
Ratios to average net assets:
   Expenses, including distribution fees......        .86%         .73%         .70%(b)      .68%(b)      .75%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.88%        4.89%        5.15%(b)     5.31%(b)     5.34%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         30%          23%          38%          46%          98%

- ---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B
                                                 ------------------------------------------------------------

                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.10     $  16.16     $  15.60     $  16.02     $  14.45
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .73          .73          .75(b)       .76(b)       .76(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.35)         .06          .67         (.42)        1.58
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.62)         .79         1.42          .34         2.34
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.73)        (.73)        (.75)        (.76)        (.76)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.73)        (.85)        (.86)        (.76)        (.77)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.75     $  16.10     $  16.16     $  15.60     $  16.02
                                                 ========     ========     ========     ========     ========
TOTAL RETURN(a):..............................      (3.98)%       4.99%        9.35%        2.26%       16.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $92,265     $119,698     $141,528     $168,185     $222,865
Average net assets (000)......................   $118,044     $131,195     $151,938     $193,312     $252,313
Ratios to average net assets:
   Expenses, including distribution fees......       1.11%        1.13%        1.10%(b)     1.08%(b)     1.15%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.62%        4.49%        4.75%(b)     4.91%(b)     4.96%(b)

- ---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class C                             Class Z
                                                 --------------------------------------------------   ------------
                                                                                                        January 22,
                                                                                                          1999(d)
                                                              Year Ended December 31,                     through
                                                 --------------------------------------------------     December 31,
                                                  1999       1998       1997       1996       1995          1999
                                                 ------     ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $16.10     $16.16     $15.60     $16.02     $14.44        $16.11
                                                 ------     ------     ------     ------     ------         -----
Income from investment operations
Net investment income.........................      .69        .69        .71(b)     .72(b)     .72(b)        .73
Net realized and unrealized gain (loss) on
   investment transactions....................    (1.35)       .06        .67       (.42)      1.59         (1.40)
                                                 ------     ------     ------     ------     ------         -----
   Total from investment operations...........     (.66)       .75       1.38        .30       2.31          (.67)
                                                 ------     ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income..........     (.69)      (.69)      (.71)      (.72)      (.72)         (.73)
Distributions in excess of net investment
   income.....................................       --(c)      --(c)    (.01)        --(c)    (.01)           --(c)
Distributions from net realized gains.........       --       (.12)      (.10)        --         --            --
                                                 ------     ------     ------     ------     ------         -----
   Total distributions........................     (.69)      (.81)      (.82)      (.72)      (.73)         (.73)
                                                 ------     ------     ------     ------     ------         -----
Net asset value, end of period................   $14.75     $16.10     $16.16     $15.60     $16.02        $14.71
                                                 ======     ======     ======     ======     ======        ======
TOTAL RETURN(a):..............................    (4.22)%     4.73%      9.08%      2.01%     16.22%        (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $3,060     $2,296       $825       $772       $403          $797
Average net assets (000)......................   $2,643     $1,555       $758       $674       $247        $1,391
Ratios to average net assets:
   Expenses, including distribution fees......     1.36%      1.38%      1.35%(b)   1.33%(b)   1.40%(b)       .64%(e)
   Expenses, excluding distribution fees......      .61%       .63%       .60%(b)    .58%(b)    .65%(b)       .64%(e)
   Net investment income......................     4.39%      4.23%      4.50%(b)   4.67%(b)   4.66%(b)      5.45%(e)

- ---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

To the Shareholders and Board of Directors of Prudential National Municipals Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000

                                  APPENDIX I
                  DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

  The four highest ratings of Moody's Investors Service ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The forgoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

  The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1" "SP-2" and "SP-3". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

  Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rate issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                  APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                 APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.


            Value of $1.00 invested on 1/1/1926 through 12/31/1999

                                 [LINE GRAPH]

              Small Stocks              $6,640.79
              Common Stocks             $2,845.63
              Long-Term Bonds           $   40.22
              Treasury Bills            $   15.64
              Inflation                 $    9.40





Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 to September 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.





  HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


 Year                  1989   1990  1991  1992  1993   1994
 ------------------------------------------------------------
  U.S. Government
  Treasury
  Bonds/1/            14.4%   8.5%  15.3% 7.2%  10.7%  (3.4)%
 ------------------------------------------------------------
  U.S.Government
  Mortgage
  Securities/2/       15.4%  10.7%  15.7% 7.0%   6.8%  (1.6)%
 ------------------------------------------------------------
  U.S. Investment Grade
  Corporate Bonds/3/  14.1%   7.1%  18.5% 8.7%  12.2%  (3.9)%
 ------------------------------------------------------------
  U.S. High Yield
  Bonds/4/             0.8%  (9.6)% 46.2%15.8%  17.1%  (1.0)%
 ------------------------------------------------------------
  World Government
  Bonds/5/            (3.4)% 15.3%  16.2% 4.8%  15.1%   6.0%
 ------------------------------------------------------------
  Difference between
  highest and lowest  18.8%  24.9%  30.9% 11.0% 10.3%   9.9%
  returns percent


  Year                   1995  1996   1997  1998  1999
 -------------------------------------------------------
  U.S. Government
  Treasury
  Bonds/1/              18.4%  2.7%   9.6% 10.0%  -2.56%
 -------------------------------------------------------
  U.S.Government
  Mortgage
  Securities/2/         16.8%  5.4%   9.5%  7.0%   1.86%
 -------------------------------------------------------
  U.S. Investment Grad
  Corporate Bonds/3/    22.3%  3.3%  10.2%  8.6%  -1.96%
 -------------------------------------------------------
  U.S. High Yield
  Bonds/4/              19.2% 11.4%  12.8%  1.6%   2.39%
 -------------------------------------------------------
  World Government
  Bonds/5/              19.6%  4.1%  (4.3)% 5.3%  -5.07%
 --------------------------------------------------------
  Difference between
  highest and lowest    5.5%  8.7%  17.1%  8.4%   7.46%
  returns percent
 --------------------------------------------------------


/1/LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). /3/LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
/4/LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.



                                     III-2

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-1999)

                                 [LINE GRAPH]



                                   YEAR-END

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     III-3

  This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.






                     Average Annual Total Returns of Major
                     World Stock Markets
                     (12/31/1985-12/31/1999)
                     (in U.S. dollars)


                     Sweden              22.70%
                     Hong Kong           20.37%
                     Spain               20.11%
                     Netherland          18.63%
                     Belgium             18.41%
                     France              17.69%
                     USA                 17.39%
                     U.K.                16.41%
                     Europe              16.28%
                     Switzerland         15.58%
                     Sing/Mlysia         15.07%
                     Denmark             14.72%
                     Germany             13.29%
                     Australia           11.68%
                     Italy               11.39%
                     Canada              11.10%
                     Japan                9.59%
                     Norway               8.91%
                     Austria              7.09%




Source: Morgan Stanley Capital International (MSCI), and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

  This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


                                 [LINE GRAPH]


                     Capital Appreciation and Reinvesting
                      Dividends - $474,094
                     Capital Appreciation only - $159,597
                      (1969-1999)




Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                     III-4

                  World Stock Market Capitalization by Region
                          World Total: 20.7 Trillion

                                  [PIE CHART]


                     Canada                          2.1%
                     Pacific Basin                  16.4%
                     Europe                         32.5%
                     U.S.                           49.0%




Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                     III-5

                            PRUDENTIAL MUTUAL FUNDS
- ------------------------------------------------------------------------------
                   Prudential National Municipals Fund, Inc.

                      Supplement Dated August 31, 2000 to
            Statement of Additional Information Dated March 3, 2000

   The section in the Statement of Additional Information entitled 'Description of the Fund, Its Investments and Risks--Investment Strategies, Policies and Risks,' is amended to reflect the following:

   As of August 31, 2000, the Fund is authorized to invest up to 15% of the Fund's total assets in 'non-investment grade' or high yield obligations, commonly known as 'junk bonds,' without the requirement that they have the characteristics of medium rated securities. Non-investment grade securities are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major ratings service, and are considered speculative. These securities are subject to a higher risk that they will lose value in the market than higher rated securities. These securities are also subject to a higher risk of default and tend to be less liquid than higher rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing. The Fund may invest in unrated obligations that the Fund determines are of comparable quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but will take this into consideration in deciding whether the Fund should continue to hold the obligation.
MF104C1

[LOGO]

ANNUAL REPORT

DECEMBER 31, 1999

PRUDENTIAL

NATIONAL MUNICIPALS FUND, INC



(GRAPHIC)

A Message from the Fund's President                 February 3, 2000

(PHOTO)

Dear Shareholder,

Prudential National Municipals Fund provided negative returns for 1999 as did its benchmark, the Lipper General Municipal Average. The Fund's Class A shares posted a negative return of 3.69% for the year, compared with a negative 4.63% return for the Lipper Average. Prices of municipal bonds declined as investors required higher yields on these bonds because the Federal Reserve had increased a key short-term interest rate three times to rein in the rapidly expanding U.S. economy. Under these difficult market conditions, the Fund performed somewhat better than its benchmark Lipper Average primarily because we reduced its exposure early on to certain municipal bonds that were more vulnerable to the market sell-off.

The following report takes a closer look at developments in the municipal bond market during 1999, and explains how the Fund was positioned accordingly.

New Portfolio Management
As a result of the restructuring of our Fixed Income Group that was discussed in my previous letter to shareholders, Evan Lamp heads the Municipal Bond Sector team, which is responsible for overseeing the day-to-day management of the Fund. Evan and his team, who average 10 years of general investment experience, focus on shifts in the relative value of different sectors of municipal bonds, credit quality, and other factors to take advantage of changing investment opportunities in the municipal bond market.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential National Municipals Fund, Inc.

Performance Review

(PHOTO)

Evan Lamp (Municipal Bond [Sector] Team Leader)

Investment Goals and Style
We invest in carefully selected, medium- quality, long-term municipal bonds, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

A dismal year for municipal bonds During 1999, investors demanded higher yields and lower prices on U.S. fixed-income securities, including municipal bonds, as continued strong U.S. economic growth caused the Federal Reserve to raise short-term interest rates. The Federal Reserve increased the federal funds rate (what U.S. banks charge each other for overnight loans) by a quarter of a percentage point on June 30, August 24, and November 16, 1999, which pushed the rate from 4.75% to 5.50%. Hiking short-term interest rates is intended to slow the U.S. economy's breakneck pace and help reduce the economic imbalances that lead to higher inflation.

Although the Fed did not begin to apply its brakes to the economy until the end of June 1999, U.S. bond markets began to sell off earlier in the year because investors (including us) expected that the U.S. central bank would need to tighten monetary policy. Bond prices continued to decline throughout the remainder of 1999. This bearish trend caused the Lehman Brothers Municipal Bond Index to post a negative return of 2.06% for 1999. Similarly, the Fund and its benchmark Lipper Average also provided negative returns for the year.

Cutting the Fund's duration helped relative performance When bond markets sell off, lowering a portfolio's duration (a measure of change in the prices of its bonds for a change in interest rates) provides some degree of protection by making the portfolio less sensitive to the rise in bond yields. The Fund performed better than its benchmark Lipper Average largely because we cut its duration to 7.8 years by the end of 1999 from 8.1 years at the close of 1998. We accomplished this move by selling some of the Fund's noncallable bonds and zero-coupon bonds, which are generally higher-duration securities.

In addition, we took short positions in futures contracts, expecting to be able to book a profit by reversing the trade after prices of futures fell. We use U.S. Treasury futures contracts, as well as municipal bond futures contracts, which are based on the value of the Bond Buyer Index that consists of 40 actively traded municipal bonds. Any profits we made on our futures contracts would help to offset some of the drop in the prices of the Fund's bonds.

Focusing on "market-discount taxation" of munis helped the Fund As interest rates climb beyond a certain point for every municipal bond, the "market discount" on that bond will become subject to ordinary income taxation for a new buyer. This reduces the value of that bond (and its price). We focused on market-discount taxation, and sold certain municipal bonds before they became subject to ordinary income taxation for new buyers.

We boosted our cash position Repeated changes in U.S. monetary policy were just one of the problems that plagued the municipal bond market in the second half of 1999. When interest rates rise, investors can realize capital losses on selling bonds or bond funds, and reinvest in new bonds or other bond funds with a lower cost basis for tax purposes (due to the higher level of yields). This is called "tax-loss swapping." In the municipal bond market, the capital loss is generally deductible, while the higher yields on the new bonds or other funds are generally tax-exempt.

Performance at a Glance
Cumulative Total Returns1                     As of 12/31/99
                                    One          Five              Ten              Since
                                    Year         Years            Years           Inception2
Class A                             -3.69%   33.79%  (33.61)       N/A           86.02%  (85.77)
Class B                             -3.98    31.33   (31.15)   78.15% (77.91)   346.03  (345.42)
Class C                             -4.22    29.72   (29.55)       N/A           26.31   (26.14)
Class Z                              N/A          N/A              N/A           -4.22
Lipper Gen. Muni. Debt Fund Avg.3   -4.63        32.39            82.38              ***

Average Annual Total Returns1                            As of 12/31/99
                                    One          Five              Ten              Since
                                    Year         Years            Years           Inception2
Class A                            -6.58%    5.35%  (5.32)         N/A          6.12%  (6.10)
Class B                            -8.98     5.44   (5.41)     5.94% (5.93)     7.89   (7.89)
Class C                            -6.18     5.13   (5.10)         N/A          4.21   (4.19)
Class Z                             N/A           N/A              N/A              N/A

Distributions and Yields                                   As of 12/31/99
                               Total          Taxable Equivalent Yield
           Distributions       30-Day             at Tax Rates of
          Paid for 12 Mos.   SEC Yield        36%                39.6%
Class A       $0.76            4.76%          7.44%              7.88%
Class B       $0.73            4.66           7.28               7.72
Class C       $0.69            4.36           6.81               7.22
Class Z       $0.73            5.16           8.06               8.54

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z 1/22/99.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the General Municipal Debt Fund category. The Lipper average is unmanaged. General Municipal Debt funds invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

*** Lipper Since Inception returns are 84.57% for Class A, 380.95% for Class B, 28.61% for Class C, and -5.68% for Class Z, based on all funds in each share class.

Review Cont'd.

We took steps to make sure the Fund had enough cash available if "tax-loss swapping" prompted shareholders to withdraw money toward the end of 1999. In early December, we sold some of the Fund's shorter-term assets to boost its cash position to 4.30% as of December 31, 1999, up from 0.15% as of November 30, 1999. We acted in early December because it can be difficult to sell assets at a fair price in the final few weeks of the year. During that time, trading volume dropped due to the holiday season, "tax-loss swapping" affected many funds, and Wall Street dealers reduced trading and their bond inventories amid concerns about potential year 2000 computer problems.

Looking Ahead
The Fund will maintain its heavy exposure to the municipal bonds of states with higher taxes because there is usually strong demand for these debt securities from investors who benefit from the higher tax-equivalent returns. Strategically, it often benefits the Fund to hold bonds that can be easily bought and sold.

In 1999, we reduced exposure to healthcare bonds due to concern that regulatory changes could hurt the profitability of that industry. The healthcare sector of the municipal bond market declined in price enough that we are now looking for the stronger players in that industry to reestablish exposure to that sector.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99

WA State Public Power Supply      3.0%
CO Hsg. Fin. Authority            2.9
IL Metro Pier & Expo. Authority   2.4
OH State Water Dev. Authority     2.2
MA State Water Res. Authority     2.1


Portfolio Composition
Expressed as a percentage of total investmentsas of 12/31/99

General Obligation       22.0%
Utility                  19.5
Other Revenue            18.1
Industrial Development   13.8
Transportation           11.4
Prerefunded               6.4
Miscellaneous             4.5
Cash Equivalents          4.3

Credit Quality
Expressed as a percentage of total investmentsas of 12/31/99
AAA            9.1%
AA             7.0
A              9.7
BBB           17.6
AAA Insured   50.7
Not Rated      5.9

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.9%
Alaska Ind. Dev. & Expt. Auth. Rev., Revolving Fd.            A2                5.40%       4/01/01   $    870       $    875,873
Anchorage Elec. Util. Rev.,
   M.B.I.A.                                                   Aaa               6.50       12/01/12      3,400          3,747,718
   M.B.I.A.                                                   Aaa               6.50       12/01/13      2,500          2,745,900
   M.B.I.A.                                                   Aaa               6.50       12/01/14      3,455          3,770,096
                                                                                                                     ------------
                                                                                                                       11,139,587
------------------------------------------------------------------------------------------------------------------------------
Arizona--3.7%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                     Aaa               7.875       8/01/14      2,250          2,740,185
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/09      1,500            900,000
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/14      1,500            646,455
Maricopa Cnty. Uni. Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                  Aaa             Zero          7/01/09      1,330            798,000
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/10      1,050            591,559
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/11      1,200            635,112
   No. 80 Chandler, F.G.I.C., E.T.M.                          Aaa               6.25        7/01/11        375            407,745
   No. 80 Chandler, F.G.I.C.                                  Aaa               6.25        7/01/11        625            672,850
Phoenix Str. & Hwy. User Rev., Ser. A, F.G.I.C.               Aaa             Zero          7/01/12      2,500          1,239,825
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                       Aaa               7.25        7/15/10      1,790          1,912,293
Pima Cnty. Uni. Sch. Dist., Gen. Oblig., F.G.I.C.,            Aaa               7.50        7/01/10      3,000 (f)      3,536,910
Tucson Cnty. Gen. Oblig.,
   Ser. A                                                     Aa3               7.375       7/01/11      1,000          1,176,980
   Ser. A                                                     Aa3               7.375       7/01/12      1,100          1,298,946
   Ser. A                                                     Aa3               7.375       7/01/13      4,500          5,310,855
                                                                                                                     ------------
                                                                                                                       21,867,715
------------------------------------------------------------------------------------------------------------------------------
California--9.1%
Abag Fin. Auth. for Nonprofit Corps., Cert. of Part.,
   Amer. Baptist Homes., Ser. A                               BBB(d)            6.20       10/01/27      1,200          1,102,848
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                             Aaa               6.00        9/01/24      5,500          5,570,455
   Sub. Pub. Impvts. Proj., Ser. C                            Aaa               6.00        9/01/16      6,690          6,954,790
California Hlth. Facs. Fin. Auth. Rev., Ser. A                A2                6.125      12/01/30      6,000          5,786,340
Encinitas Union Sch. Dist., Gen. Oblig., M.B.I.A              Aaa             Zero          8/01/21      3,810          1,019,975
Kern High Sch. Dist., Ser. A, M.B.I.A.                        Aaa               6.30        2/01/10      2,490          2,731,381
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.       BBB(d)            6.125       7/01/23      6,000          5,601,240

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Long Beach Harbor Rev., Ser. A, F.G.I.C., A.M.T.              Aaa               6.00%       5/15/18   $  4,000       $  4,084,800
Los Angeles Uni. Sch. Distr., Ser. A, F.G.I.C.                Aaa               6.00        7/01/15      1,000          1,040,030
Pittsburg Redev. Agy., Tax Alloc.,
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/25      2,000            410,140
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/30      5,000            745,650
San Joaquin Hills Trans. Corr. Agy., Toll Rd. Rev.            Aaa             Zero          1/15/32     15,000          2,058,450
San Jose Redev. Agcy. Tax Alloc., M.B.I.A.                    Aaa               6.00        8/01/11      3,000          3,214,830
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Ser. B                 A-(d)             6.20        9/01/23      2,000          1,990,460
Santa Margarita Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/09      2,000          2,319,200
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/10      2,450          2,878,750
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/14      2,000          2,347,780
So. Orange Cnty. Pub. Fin. Auth. Rev., Ser. C, F.G.I.C.       Aaa               6.50        8/15/10      2,000          2,227,300
So. Whittier Elem. Sch. Dist., Gen. Oblig., Ser. A,
   F.G.I.C.                                                   Aaa             Zero          8/01/12        810            404,255
West Contra Costa Sch. Dist., Cert. of Part.                  Baa3              7.125       1/01/24      1,600          1,684,560
                                                                                                                     ------------
                                                                                                                       54,173,234
------------------------------------------------------------------------------------------------------------------------------
Colorado--4.8%
Arapahoe Cnty. Cap. Impvt. Trust Fund, Hwy. Rev., Ser.
   E-470                                                      Aaa               7.00        8/31/26      3,000 (b)      3,376,590
Colorado Hsg. Fin. Auth., A.M.T.
   Singl. Fam. Proj.                                          Aa2               8.00        6/01/25      2,145          2,230,800
   Singl. Fam. Proj., Ser. A-2                                Aa2               7.25        5/01/27      2,000          2,126,600
   Singl. Fam. Proj., Ser. B-1                                Aa2               7.90       12/01/25      1,320          1,389,933
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                      Aaa               7.65       12/01/25      3,195          3,435,360
   Singl. Fam. Proj., Ser. C-2                                Aa2               6.875      11/01/28      3,500          3,664,115
   Singl. Fam. Proj., Ser. C-2                                Aa2               7.05        4/01/31      4,000          4,296,240
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                  BBB+(d)           7.00        1/01/22      7,960 (f)      8,250,938
                                                                                                                     ------------
                                                                                                                       28,770,576
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.2%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   St. Mary's Hosp. Issue, Ser. E                             A3                5.50        7/01/20      5,650          4,761,763
   St. Mary's Hosp. Issue, Ser. E                             A3                5.875       7/01/22      1,750          1,529,990
   Univ. of Hartford, Ser. D                                  Ba1               6.75        7/01/12      5,725          5,800,055
Connecticut St. Spec. Tax Oblig. Rev., Trans.
   Infrastructure, Ser. A                                     A1                7.125       6/01/10      1,000          1,132,830
                                                                                                                     ------------
                                                                                                                       13,224,638

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.0%
Dist. of Columbia, M.B.I.A,
   Gen. Oblig., Ser. B                                        Aaa               6.00%       6/01/13   $  1,000       $  1,040,200
   Gen. Oblig., Ser. B                                        Aaa               6.00        6/01/21      5,000          4,993,700
                                                                                                                     ------------
                                                                                                                        6,033,900
------------------------------------------------------------------------------------------------------------------------------
Florida--2.5%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South
   Proj.                                                      A3                7.95       12/01/08      7,445          7,685,027
Florida St. Brd. of Ed., Gen. Oblig.                          Aa2               9.125       6/01/14      1,260          1,662,053
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj.                                          Aa3               8.00        5/01/22      5,000          5,476,000
                                                                                                                     ------------
                                                                                                                       14,823,080
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., Poll. Cntrl. Rev., M.B.I.A.,
   Georgia Pwr. Co.                                           Aaa               6.625      10/01/24        500            510,650
   Oglethorpe Pwr. Co.                                        Aaa               8.00        1/01/22      5,000 (b)      5,588,700
   Oglethorpe Pwr. Co., E.T.M.                                Aaa               7.50        1/01/03        557            578,896
Forsyth Cnty. Sch. Dist. Dev. Rev.                            Aa3               6.75        7/01/16        500            552,615
Fulton Cnty. Sch. Dist. Rev.                                  Aa2               6.375       5/01/17        750            801,788
Georgia Mun. Elec. Auth. Pwr. Rev.,
   Ser. B                                                     A3                6.25        1/01/17        475            486,528
   Ser. B, M.B.I.A.                                           Aaa               6.375       1/01/16      5,000          5,329,450
Green Cnty. Dev. Auth. Indl. Park Rev.                        NR                6.875       2/01/04        395            406,751
                                                                                                                     ------------
                                                                                                                       14,255,378
------------------------------------------------------------------------------------------------------------------------------
Guam--0.2%
Guam Pwr. Auth. Rev., Ser. A                                  BBB+(d)           6.625      10/01/14      1,000 (b)      1,097,940
------------------------------------------------------------------------------------------------------------------------------
Hawaii--0.4%
Hawaii St. Dept. Budget & Fin. Spl. Purp. Mtg. Rev.,
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.               Aaa               7.375      12/01/20        500            520,880
   Kapiolani Hlth. Care Sys.                                  A2                6.00        7/01/11        250            250,825
Hawaii St. Harbor Cap. Impvt. Rev., A.M.T.
   F.G.I.C.                                                   Aaa               6.25        7/01/10        250            261,102
   F.G.I.C.                                                   Aaa               6.25        7/01/15        500            506,645
Hawaii St., Gen. Oblig., Ser. CJ                              Aaa               6.25        1/01/15        650 (b)        689,683
                                                                                                                     ------------
                                                                                                                        2,229,135

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999               PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--5.1%
Chicago Board of Ed.,
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/18    $ 3,400       $  1,045,942
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/19      2,000            573,640
Chicago Brd. of Ed., Gen. Oblig., F.G.I.C.,
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/12      1,500            702,495
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/17     10,000          3,302,600
Chicago City Colleges,
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/24      5,000          1,105,000
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/25     10,000          2,070,200
Cook and Du Page Cntys., High Sch. Dist No. 210, Gen.
   Oblig., F.S.A.                                             Aaa             Zero         12/01/11      3,035          1,555,225
Illinois Dev. Fin. Auth. Rev., Cmnty. Rehab. Providers,
   Ser. A                                                     BBB(d)            6.00%       7/01/15      2,000          1,795,040
Illinois Hlth. Fac. Auth. Rev.,
   M.B.I.A                                                    Aaa               6.00        7/01/14        800 (b)        833,912
   M.B.I.A                                                    Aaa               6.00        7/01/14      2,700          2,779,191
Metropolitan Pier & Expo. Auth., Hosptlty. Fac. Rev.,
   McCormick Pl. Conv.                                        BBB+(d)           7.00        7/01/26     12,910         14,506,838
                                                                                                                     ------------
                                                                                                                       30,270,083
------------------------------------------------------------------------------------------------------------------------------
Indiana--0.3%
Gary Ind. Mtge. Rev., Lakeshore Dunes Apts., Ser. A,
   G.N.M.A.                                                   AAA(d)            6.00        8/20/34      2,000          1,875,760
------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.0%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan
   Bloedel Proj., A.M.T.                                      Baa2              7.00        3/01/25      6,000          6,105,480
------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.4%
New Orleans, Gen. Oblig., A.M.B.A.C.                          Aaa             Zero          9/01/09     13,500          8,005,095
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                    Aaa               8.90        2/01/07      5,780          7,076,338
St. Charles Parish, Env. Impt. Rev., Louisiana Pwr. &
   Lt. Co. Proj., Ser. A, A.M.T.                              Baa2              6.875       7/01/24      5,000          5,046,800
                                                                                                                     ------------
                                                                                                                       20,128,233
------------------------------------------------------------------------------------------------------------------------------
Maryland--2.9%
Baltimore, Constr. Pub. Imprvt., Gen. Oblig., Ser. C,
   F.G.I.C.                                                   Aaa               5.50       10/15/16      1,000            982,710
Baltimore, Econ. Dev. Lease Rev., Armistead Partnership,
   Ser. A                                                     BBB+(d)           7.00        8/01/11      1,000          1,033,780
Harford Cnty.,
   Gen. Oblig.                                                Aa2               5.50        3/01/06        180 (b)        185,173
   Gen. Oblig.                                                Aa2               5.50        3/01/06        570            589,107

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1999           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maryland (cont'd.)
Maryland St. Hlth. & Higher Edu. Facs. Auth. Rev.,
   Doctor's Cmnty. Hosp.                                      Baa1              5.50%       7/01/24   $  3,000       $  2,446,290
   Howard Cnty. Gen. Hosp., E.T.M.                            Aaa               5.50        7/01/21        500            483,185
   Mercy Medical Center, F.S.A.                               Aaa               5.75        7/01/26      1,000            961,910
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr.
   Physics Headqrtrs.                                         BBB(d)            6.625       1/01/17      1,000          1,007,590
Maryland St. Trans. Auth. Rev., Balt. Int'l. Arpt.
   Proj., Ser. A, A.M.T., F.G.I.C.                            Aaa               6.25        7/01/14      1,750          1,794,047
Montgomery Cnty., Gen. Oblig.                                 Aaa               9.75        6/01/01        450            482,594
Northeast Waste Disp. Auth. Rev.,
   Baltimore City Sludge Corp. Proj.                          NR                7.25        7/01/07      3,813          3,958,618
   Montgomery Cnty. Res. Rec. Proj., Ser. A                   A2                6.00        7/01/07      1,000          1,028,540
Prince Georges Cnty., Poll. Cntrl. Rev., Potomac Elec.
   Proj., M.B.I.A.                                            Aaa               5.75        3/15/10      1,100          1,145,397
Takoma Park Hosp. Facs. Rev., Washington Adventist
   Hosp., F.S.A.                                              Aaa               6.50        9/01/12      1,000          1,099,880
                                                                                                                     ------------
                                                                                                                       17,198,821
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.5%
Mass. Edu. Fin. Auth., Ed. Ln. Rev., Issue G., Ser. A.,
   M.B.I.A., A.M.T.                                           Aaa               5.10       12/01/13      1,000            934,450
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Mass. Inst. of
   Tech. Ser. I-1                                             Aaa               5.20        1/01/28      1,500          1,326,585
Mass. St. Wtr. Res. Auth. Rev., M.B.I.A.,
   Ser. B                                                     Aaa               6.25       12/01/11      6,720          7,296,912
   Ser. B                                                     Aaa               6.25       12/01/12      5,000          5,420,400
                                                                                                                     ------------
                                                                                                                       14,978,347
------------------------------------------------------------------------------------------------------------------------------
Michigan--6.8%
Brandon Sch. Dist., Gen. Oblig., F.G.I.C.                     Aaa               5.875       5/01/26      1,310 (b)      1,384,853
Breitung Twnshp. Sch. Dist. Ref., Gen. Oblig., M.B.I.A.       Aaa               6.30        5/01/15        250            257,935
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A,
   F.S.A., A.M.T.                                             Aaa               6.875       5/01/09        920            959,247
Detroit Sewage. Disp. Rev.,
   Prerefunded Inflos                                         AAA(d)            7.263       7/01/23        800 (b)        856,000
   Unrefunded Balance Inflos                                  AAA(d)            7.263       7/01/23        200            178,500
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.               Aaa               5.55        7/01/12      1,000          1,015,330
Dexter Cmnty. Schs., Gen. Oblig., F.G.I.C.                    Aaa               5.10        5/01/28     10,000          8,681,400
Dickinson Cnty. Mem. Hosp. Sys. Rev.                          Ba1               8.00       11/01/14      1,000          1,137,500
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.                   Aaa             Zero          5/01/15      2,400            965,160
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa             Zero          5/01/10      3,500          1,983,905
Kalamazoo Econ. Dev. Corp. Rev., Friendship Vlg., Ser. A      BBB(d)            6.125       5/15/17      1,000            917,420
Lincoln Park Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa               7.00        5/01/20      1,500 (b)      1,674,315
Michigan Higher Ed. Rev., Ser. XIII-A, M.B.I.A., A.M.T.       Aaa               7.55       10/01/08        155            160,689
Michigan Mun. Bd. Auth. Rev., Wayne Cnty. Proj.,
   M.B.I.A., E.T.M.                                           Aaa               7.40       12/01/02        500            524,555

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of December 31, 1999            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd.)
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                      A3                8.25%       7/01/12   $  1,920       $  1,994,707
   Genesys Hlth. Sys., Ser. A                                 Baa2              8.125      10/01/21      1,000 (b)      1,171,960
   Genesys Hlth. Sys., Ser. A                                 Baa2              7.50       10/01/27        500 (b)        563,340
   Presbyterian Vlg. Oblig.                                   NR                6.375       1/01/25        800            739,592
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg., Ser. B                                        AA-(d)            7.55        4/01/23      1,000          1,039,790
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.15        4/01/10        140            146,532
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.70        4/01/23        500            520,660
   Sngl. Fam. Mtge., Ser. A                                   AA+(d)            7.50        6/01/15      2,905          2,959,062
Michigan St. Strategic Fd., Ltd. Oblig. Rev.,
   Waste Mgmt. Inc. Proj., A.M.T.                             Ba1               6.625      12/01/12      1,500          1,455,045
   Worthington Armstrong Venture, A.M.T.                      A-(d)             5.75       10/01/22      1,000            943,080
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co. Proj.,
   F.G.I.A., A.M.T.                                           Aaa               7.65        9/01/20      2,000          2,076,600
Oak Park, A.M.B.A.C.,
   Gen. Oblig.                                                Aaa               7.00        5/01/12        400 (b)        426,308
   Gen. Oblig.,                                               Aaa               7.00        5/01/11        375 (b)        399,664
Okemos Pub. Sch. Dist.,
   M.B.I.A.                                                   Aaa             Zero          5/01/12      1,100            548,009
   M.B.I.A.                                                   Aaa             Zero          5/01/13      1,000            464,770
Posen Cons. Sch. Dist. No. 9, M.B.I.A.                        Aaa               6.75        5/01/22      1,000 (b)(f)    1,075,880
Wayne Cnty. Bldg. Auth., Ser. A                               A3                8.00        3/01/17      1,250 (b)      1,356,163
Wyandotte Elec. Rev., Gen. Oblig., M.B.I.A.                   Aaa               6.25       10/01/08      2,000          2,132,980
                                                                                                                     ------------
                                                                                                                       40,710,951
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.2%
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                    AAA(d)            7.30        8/01/31        635            650,348
St. Paul Science Museum, Cert. of Part., E.T.M.               AAA(d)            7.50       12/15/01        413            426,869
                                                                                                                     ------------
                                                                                                                        1,077,217
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.7%
Missouri St. Hsg. Dev. Comn. Mtge Rev., Sngl Fam.
   Homeowner Ln., Ser. A, G.N.M.A., A.M.T.                    AAA(d)            7.20        9/01/26      3,740          3,918,248
------------------------------------------------------------------------------------------------------------------------------
Nevada--2.2%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser.
   A, A.M.T.                                                  Baa2              6.50       12/01/33     10,000          9,384,800
Nevada Hsg. Div. Multi Unit Hsg. Rev., F.N.M.A., A.M.T.       AAA(d)            6.60       10/01/23      3,475          3,567,783
                                                                                                                     ------------
                                                                                                                       12,952,583

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.0%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                      BBB-(d)           6.30%       1/01/16   $    500       $    483,115
   New Hampshire College                                      BBB-(d)           6.375       1/01/27      2,000          1,889,200
New Hampshire St. Ind. Dev. Auth., Poll. Ctrl. Rev.,
   Proj. A                                                    Ba3               7.65        5/01/21      3,420          3,513,708
                                                                                                                     ------------
                                                                                                                        5,886,023
------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.3%
New Jersey Econ. Dev. Auth. Rev., Performing Arts Ctr.
   Proj.,
   Ser. A, A.M.B.A.C.                                         Aaa               6.00        6/15/08      1,410          1,498,336
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa               6.50        1/01/16     11,000         11,962,830
                                                                                                                     ------------
                                                                                                                       13,461,166
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.8%
New Mexico Mtge. Fin. Auth., Singl. Fam. Mtge., A.M.T.        AAA(d)            6.30        7/01/28      4,965          4,972,001
------------------------------------------------------------------------------------------------------------------------------
New York--8.9%
Greece Central Sch. Dist.
   F.G.I.C.                                                   Aaa               6.00        6/15/16        950            984,257
   F.G.I.C.                                                   Aaa               6.00        6/15/17        950            979,099
   F.G.I.C.                                                   Aaa               6.00        6/15/18        950            974,586
Metropolitan Trans. Auth., Trans. Facs. Rev.,
   Ser. A, F.S.A.                                             Aaa               5.75        7/01/11        675            690,937
   Ser. A, F.S.A.                                             Aaa               6.00        7/01/16      2,500          2,533,175
New York City Ind. Dev. Agcy., Spec. Fac. Rev., Terminal
   One Group Assoc. Proj., A.M.T.                             A3                6.00        1/01/19      2,500          2,436,475
New York City Mun. Wtr. Fin. Auth. Rev., F.G.I.C.             Aaa               6.75        6/15/16     10,565 (f)     10,938,578
New York City, Gen. Oblig.,
   Ser. A                                                     A3                7.75        8/15/04         15             15,818
   Ser. B                                                     A3                8.25        6/01/06      1,500          1,738,560
   Ser. B                                                     A3                7.25        8/15/07      3,500          3,916,150
   Ser. D                                                     A3                8.00        8/01/03         70             74,324
   Ser. D                                                     A3                8.00        8/01/04         30             31,853
   Ser. D                                                     Aaa               7.65        2/01/07      4,955 (b)      5,319,589
   Ser. D                                                     A3                7.65        2/01/07         45             47,996
   Ser. F                                                     A3                8.25       11/15/02        815            874,569
New York St. Dorm. Auth. Rev., Mem. Sloan Kettering
   Cancer Ctr., M.B.I.A.                                      Aaa               5.75        7/01/20      4,000          3,915,240
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.               Aaa               5.80        1/15/14      1,280          1,297,510
New York St. Local Gov't. Assist. Corp. Ref., Ser. E          A3                6.00        4/01/14      2,000          2,083,620
New York St. Urban Dev. Corp. Rev. Ref., F.S.A.,
   Correctional Facs.                                         Aaa               6.50        1/01/09      3,000          3,268,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
Suffolk Cnty., Gen. Oblig., Ser. A, F.G.I.C.                  Aaa               5.25%       8/01/13   $  1,325       $  1,293,531
Triborough Bridge & Tunl. Auth. Rev., Ser. X, M.B.I.A.        Aaa               6.625       1/01/12      8,500          9,446,645
                                                                                                                     ------------
                                                                                                                       52,861,012
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.7%
Mercer Cnty. Poll. Ctrl. Rev., Antelope Valley Station,
   A.M.B.A.C.                                                 Aaa               7.20        6/30/13      9,000         10,324,440
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.9%
Franklin Cnty. Hosp. Rev., Doctors Ohio Hlth. Corp.,
   Ser. A                                                     Baa3              5.60       12/01/28      5,000          4,065,650
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                Aaa               7.80       11/01/14     11,825         13,323,700
                                                                                                                     ------------
                                                                                                                       17,389,350
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.9%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                         Aaa               6.00        1/01/23      7,000          7,063,210
Tulsa Mun. Arpt. Trust Rev., A.M.T.                           Baa2              7.375      12/01/20     10,000         10,305,500
                                                                                                                     ------------
                                                                                                                       17,368,710
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.3%
Beaver Cnty. Ind. Dev. Auth., Poll. Cntrl. Rev., Ohio
   Edison Co. Proj., Ser. A                                   Baa3              4.65        6/01/33      5,000          4,775,700
Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.           BBB-(d)           5.60        7/01/10        685            642,667
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac.,
   Ser. A                                                     B2                6.20        7/01/19      3,000          2,700,660
Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev.      A-(d)             5.25       11/15/28      2,000          1,589,240
Pennsylvania St., Cert. of Part., F.S.A.                      Aaa               6.25       11/01/06        600            626,046
Pennylvania Econ. Dev. Fin. Auth., Solid Waste Disp.
   Rev., A.M.T.                                               Baa2              6.00        6/01/31      4,500          4,037,715
Philadelphia Hosp. & Higher Edl. Facs. Auth. Rev.,
   Children's Seashore House, Ser. A                          A-(d)             7.00        8/15/03      1,000          1,042,250
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                Aaa               6.25        8/01/11      2,500          2,692,250
Westmoreland Cnty., Pennsylvania Ind. Dev. Auth. Rev.,
   Valley Landfill Proj.                                      BBB(d)            5.10        5/01/18      2,000          1,724,040
                                                                                                                     ------------
                                                                                                                       19,830,568
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.7%
Puerto Rico Comnwlth., Gen. Oblig.                            Baa1              6.50        7/01/13      3,000          3,277,260
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.,
   Ser. A, A.M.B.A.C.                                         Aaa             Zero          7/01/18      2,500            846,525
   Ser. V                                                     Baa1              6.375       7/01/08        500            522,000
   Ser. V                                                     Baa1              6.625       7/01/12      4,000          4,156,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico (cont'd.)
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.
   Rev.,
   Dr. Pila Hosp. Proj., F.H.A.                               AAA(d)           6.125%       8/01/25    $   500       $    499,645
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.            Aaa              6.25         7/01/16        500            517,440
Puerto Rico Mun. Fin. Agcy. Rev., Ser. A, F.S.A.              Aaa              6.00         7/01/14        250            267,243
Puerto Rico Tel. Auth. Rev.,
   M.B.I.A.                                                   Aaa              6.363        1/25/07      4,100(b)(c)    4,294,750
   M.B.I.A.                                                   Aaa              6.307        1/16/15      7,150(b)(c)    7,623,687
                                                                                                                     ------------
                                                                                                                       22,004,710
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.6%
Charleston Wtrwks. & Swr. Rev., E.T.M.                        Aaa             10.375        1/01/10      7,415          9,537,470
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.8%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                   Aaa               6.75        9/01/10      5,000 (f)      5,597,450
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Recycling
   Fac., A.M.T.                                               Baa1              7.40       12/01/22      5,000          5,285,750
                                                                                                                     ------------
                                                                                                                       10,883,200
------------------------------------------------------------------------------------------------------------------------------
Texas--5.9%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth.
   Sys., Ser. A, M.B.I.A.                                     Aaa               6.00       11/15/14      5,695          5,870,121
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                     Aaa               7.375      11/01/08      3,500          3,885,140
   Ser. A                                                     Aaa               7.375      11/01/09      3,500          3,885,140
Houston Indpt. Sch. Dist., Gen. Oblig., Ser. A                Aaa               5.00        2/15/24      3,000          2,552,280
Houston Wtr. & Sew. Sys. Rev., Junior Lien, Ser. D,
   M.B.I.A.                                                   Aaa               6.125      12/01/25      4,500          4,433,625
Keller Indpt. Sch. Dist. Rev.                                 Aaa               6.00        8/15/23      3,970          3,994,694
Lakeway Mun. Util. Dist., Gen. Oblig., Ser. A, F.G.I.C.       Aaa             Zero          9/01/11      1,425            740,530
New Braunfels Indpt.,
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/10      2,335          1,336,601
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/11      2,365          1,269,910
Port Corpus Christi Auth. Rev.                                A2                7.50        8/01/12      2,000          2,077,180
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                Aaa             Zero          2/01/09      5,000          3,057,150
Univ. of Texas, Rev., Ser. B                                  Aa1               6.75        8/15/13      2,035          2,137,645
                                                                                                                     ------------
                                                                                                                       35,240,016
------------------------------------------------------------------------------------------------------------------------------
Utah--0.2%
Utah St. Brd. of Regents, Student Ln. Rev., Ser. F,
   A.M.B.A.C., A.M.T.                                         Aaa               7.00       11/01/01      1,000 (f)      1,041,340

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington--3.5%
Washington St., Gen. Oblig., Ser. R-97A                       Aa1              Zero         7/01/16    $ 8,000       $  2,954,080
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                        Aaa              7.00%        7/01/08      4,000          4,477,960
   Nuclear Proj. No. 1, Ser. B, F.S.A.                        Aaa               7.25        7/01/09      5,000          5,712,400
   Nuclear Proj. No. 2, F.S.A.                                Aaa               5.40        7/01/12      5,400          5,221,422
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                      Aaa             Zero          7/01/06      3,000          2,131,230
                                                                                                                     ------------
                                                                                                                       20,497,092
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.M.T.                                                     Aa2               6.20        3/01/27      2,100          2,059,239
Wisconsin St. Hlth. & Edu. Fac. Auth. Rev.,
   Aurora Hlth. Care. Inc. Proj., Ser. A                      A-(d)             5.60        2/15/29      5,000          4,062,450
   Aurora Hlth. Care. Inc. Proj., Ser. B                      A-(d)             5.625       2/15/29      1,000            816,160
                                                                                                                     ------------
                                                                                                                        6,937,849
                                                                                                                     ------------
Total long-term investments (cost $561,590,053)                                                                       565,065,853
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.5%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.6%
Decatur Ind. Dev. Bd., Solid Waste Disp. Rev.,Amoco
   Chemical Co. Proj., F.R.D.D.                               VMIG1             5.40        1/03/00      3,600 (e)      3,600,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--0.3%
Madison Cnty Env. Impt. Rev., Ser. A, F.R.D.D.                VMIG1             5.35        1/03/00        100 (e)        100,000
Southwestern Dev. Auth., Solid Waste Disp. Rev., Shell
   Oil Co. Proj., F.R.D.D.                                    VMIG1             5.35        1/03/00      1,400 (e)      1,400,000
                                                                                                                     ------------
                                                                                                                        1,500,000
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%
Calcasieu Parish Inc., Ind. Dev. Bd. Env. Rev., Citgo
   Petroleum Corp., F.R.D.D.                                  VMIG1             5.40        1/03/00        900 (e)        900,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.7%
Jackson Cnty, Ind. Ser. Facs. Rev., Chevron Inc. Proj.,
   Ser. 94, F.R.D.D.                                          VMIG1             5.40        1/03/00      4,300 (e)      4,300,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Nevada--0.3%
Washoe Cnty. Wtr. Facs. Rev., Sierra Pac. Pwr. Co.
   Proj., F.R.D.D                                             VMIG1             5.40%       1/03/00   $  1,500 (e)   $  1,500,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--0.2%
Ohio St. Solid Waste Rev., F.R.D.D.                           VMIG1             5.35        1/03/00        900 (e)        900,000
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.1%
So. Carolina Jobs Econ. Dev. Auth. Rev., Wellman Inc.
   Proj., F.R.D.D.                                            Aa2               5.45        1/03/00        800 (e)        800,000
------------------------------------------------------------------------------------------------------------------------------
Texas--1.2%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co.,
   Ser. 95A, F.R.D.D.                                         VMIG1             5.40        1/03/00      3,000 (e)      3,000,000
   Ser. 96C, F.R.D.D.                                         VMIG1             5.40        1/03/00      3,300 (e)      3,300,000
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.
   Proj.,
   Ser. 93, F.R.D.D.                                          VMIG1             5.45        1/03/00        800 (e)        800,000
Gulf Coast Ind. Dev. Auth., Citgo Petro. Proj., F.R.D.D.      VMIG1             5.40        1/03/00        200 (e)        200,000
                                                                                                                     ------------
                                                                                                                        7,300,000
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      Contracts
                                                                                                      ---------
CALL OPTION PURCHASED
United States Treasury Bond Future
   expires Mar. 2000 (cost $425,375)                                                                       400             25,000
                                                                                                                     ------------
Total short-term investments (cost $21,225,375)                                                                        20,825,000
                                                                                                                     ------------
Total Investments--98.5%
   (cost $582,815,428, Note 4)                                                                                        585,890,853
Other assets in excess of liabilities--1.5%                                                                             8,659,204
                                                                                                                     ------------
Net Assets--100%                                                                                                     $594,550,057
                                                                                                                     ------------
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as
of December 31, 1999                  PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
    NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Statement of Assets and Liabilities PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $582,815,428)...............................................................         $585,890,853
Cash....................................................................................................               94,113
Interest receivable.....................................................................................           10,282,287
Receivable for Fund shares sold.........................................................................              563,907
Receivable for investments sold.........................................................................              477,563
Deferred expenses and other assets......................................................................               18,100
                                                                                                              -----------------
   Total assets.........................................................................................          597,326,823
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            1,703,058
Dividends payable.......................................................................................              402,145
Accrued expenses........................................................................................              274,044
Management fee payable..................................................................................              245,302
Distribution fee payable................................................................................              149,092
Due from broker-variation margin........................................................................                3,125
                                                                                                              -----------------
   Total liabilities....................................................................................            2,776,766
                                                                                                              -----------------
Net Assets..............................................................................................        $ 594,550,057
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     403,809
   Paid-in capital in excess of par.....................................................................          592,263,617
                                                                                                              -----------------
                                                                                                                  592,667,426
   Accumulated net realized loss on investments.........................................................           (1,252,169)
   Net unrealized appreciation on investments...........................................................            3,134,800
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 594,550,057
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($498,428,421 / 33,865,243 shares of common stock issued and outstanding).........................               $14.72
   Maximum sales charge (3% of offering price)..........................................................                  .46
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $15.18
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($92,264,695 / 6,254,058 shares of common stock issued and outstanding)...........................               $14.75
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($3,059,480 / 207,371 shares of common stock issued and outstanding)..............................               $14.75
   Sales charge (1% of offering price)..................................................................                  .15
                                                                                                              -----------------
   Offering price to public.............................................................................               $14.90
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($797,461 / 54,209 shares of common stock issued and outstanding).................................               $14.71
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $  37,520,953
                                            -----------------
Expenses
   Management fee........................         3,129,064
   Distribution fee--Class A.............         1,329,006
   Distribution fee--Class B.............           590,221
   Distribution fee--Class C.............            19,821
   Transfer agent's fees and expenses....           412,000
   Custodian's fees and expenses.........           150,000
   Reports to shareholders...............           118,000
   Registration fees.....................            47,000
   Legal fees and expenses...............            45,000
   Directors' fees and expenses..........            40,000
   Audit fees and expenses...............            39,000
   Insurance expense.....................             8,000
   Miscellaneous.........................               424
                                            -----------------
      Total expenses.....................         5,927,536
   Custodian fee credit..................            (7,711)
                                            -----------------
      Net expenses.......................         5,919,825
                                            -----------------
Net investment income....................        31,601,128
                                            -----------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............          (671,635)
   Financial futures contracts...........           298,219
                                            -----------------
                                                   (373,416)
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................       (47,510,251)
   Financial futures.....................           170,312
                                            -----------------
                                                (47,339,939)
                                            -----------------
Net loss on investment transactions......       (47,713,355)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (16,112,227)
                                            -----------------
                                            -----------------

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                          1999               1998
Operations
   Net investment income.......    $  31,601,128      $  29,590,250
   Net realized gain (loss) on
      investment
      transactions.............         (373,416)         2,809,051
   Net change in unrealized
      depreciation on
      investments..............      (47,339,939)          (619,579)
                                 -----------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      (16,112,227)        31,779,722
                                 -----------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (25,956,731)       (23,636,186)
      Class B..................       (5,456,913)        (5,888,290)
      Class C..................         (116,079)           (65,774)
      Class Z..................          (71,405)                --
                                 -----------------    -------------
                                     (31,601,128)       (29,590,250)
                                 -----------------    -------------
   Distributions in excess of
      net investment income
      Class A..................         (100,946)           (17,881)
      Class B..................          (18,963)            (4,429)
      Class C..................             (619)               (86)
      Class Z..................             (176)                --
                                 -----------------    -------------
                                        (120,704)           (22,396)
                                 -----------------    -------------
   Distributions from net
      realized capital gains
      Class A..................               --         (3,635,575)
      Class B..................               --           (906,642)
      Class C..................               --            (16,469)
                                 -----------------    -------------
                                              --         (4,558,686)
                                 -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 5 & 6):
   Net proceeds from shares
      sold.....................      280,554,937         76,423,080
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       19,573,958         21,262,728
   Cost of shares reacquired...     (261,665,210)      (126,905,006)
                                 -----------------    -------------
   Increase (decrease) in net
      assets from Fund share
      transactions.............       38,463,685        (29,219,198)
                                 -----------------    -------------
Total decrease.................       (9,370,374)       (31,610,808)
Net Assets
Beginning of year..............      603,920,431        635,531,239
                                 -----------------    -------------
End of year....................    $ 594,550,057      $ 603,920,431
                                 -----------------    -------------
                                 -----------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated
--------------------------------------------------------------------------------
                                       17

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants', Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $120,704, increase accumulated net realized loss on investments by $149,567 and increase paid in capital by $28,863, due to the sale of securities purchased with market discount during the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it received approximately $64,200 and $9,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $142,600 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Company along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $411,000 for
--------------------------------------------------------------------------------
                                       18

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
the services of PMFS. As of December 31, 1999, approximately $32,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999, were $216,669,330 and $195,715,557, respectively.

The federal income tax basis of the Fund's investments at December 31, 1999 was $583,086,606 and, accordingly, net unrealized appreciation for federal income tax purposes was $2,804,247 (gross unrealized appreciation--$17,324,536; gross unrealized depreciation--$14,520,289).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $922,000 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

During the year ended December 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1999 are as follows:

                                             Value at        Value at
Number of                    Expiration       Trade        December 31,      Unrealized
Contracts        Type           Date           Date            1999         Appreciation
---------     -----------    -----------    ----------     ------------     ------------
                 Long
               Position:
                 U.S.
               Treasury
   100           Index        Mar. 2000     $9,187,500      $9,246,875        $ 59,375
                                                                            ------------
                                                                            ------------

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares. Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1999:
Shares sold......................    10,154,359    $ 150,151,142
Shares issued in connection with
  reorganization (Note 6)........     5,719,568       92,139,437
Shares issued in reinvestment of
  dividends and distributions....     1,049,415       16,182,668
Shares reacquired................   (13,662,479)    (212,057,236)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     3,260,863       46,416,011
Shares issued upon conversion
  from Class B...................       595,834        9,168,416
                                    -----------    -------------
Net increase in shares
  outstanding....................     3,856,697    $  55,584,427
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................     3,824,658    $  61,874,353
Shares issued in reinvestment of
  dividends and distributions....     1,059,215       17,057,270
Shares reacquired................    (6,037,193)     (97,515,280)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,153,320)     (18,583,657)
Shares issued upon conversion
  from Class B...................       573,854        9,271,697
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (579,466)   $  (9,311,960)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended December 31, 1999:
Shares sold......................       826,622    $  10,991,293
Shares issued in connection with
  reorganization (Note 6)........     1,236,086       19,953,535
Shares issued in reinvestment of
  dividends and distributions....       209,350        3,243,633
Shares reacquired................    (2,859,392)     (44,047,247)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (587,334)      (9,858,786)
Shares reacquired upon conversion
  into Class A...................      (594,471)      (9,168,416)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,181,805)   $ (19,027,202)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       19

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................       797,807    $  12,909,659
Shares issued in reinvestment of
  dividends and distributions....       256,538        4,140,932
Shares reacquired................    (1,803,505)     (29,167,324)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (749,160)     (12,116,733)
Shares reacquired upon conversion
  into Class A...................      (572,437)      (9,271,697)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,321,597)   $ (21,388,430)
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Year ended December 31, 1999:
Shares sold......................        91,530    $   1,390,702
Shares issued in connection with
  reorganization (Note 6)........        29,355          473,862
Shares issued in reinvestment of
  dividends and distributions....         5,874           90,815
Shares reacquired................       (62,002)        (958,956)
                                    -----------    -------------
Net increase in shares
  outstanding....................        64,757    $     996,423
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................       101,316    $   1,639,068
Shares issued in reinvestment of
  dividends and distributions....         3,998           64,526
Shares reacquired................       (13,773)        (222,402)
                                    -----------    -------------
Net increase in shares
  outstanding....................        91,541    $   1,481,192
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
January 22, 1999(a) through December 31, 1999:
Shares sold......................       210,908    $   3,262,799
Shares issued in connection with
  reorganization (Note 6)........       136,091        2,192,167
Shares issued in reinvestment of
  dividends and distributions....         3,661           56,842
Shares reacquired................      (296,451)      (4,601,771)
                                    -----------    -------------
Net increase in shares
  outstanding....................        54,209    $     910,037
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 6. Reorganization

On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series ('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation. The acquisition was accomplished by a tax-free exchange of the following shares:

                                National Municipals
     Maryland Series:                   Fund               Value
Class A           1,545,436       Class A   1,074,419   $17,304,069
    B               930,543             A     647,510    10,432,984
    C                11,019             A       7,667       123,541
     Michigan Series:
Class A           2,459,122             A   1,845,487    29,729,243
    B             1,640,985             A   1,230,484    19,826,554
    C                43,799             A      32,842       529,193
   Intermediate Series:
Class A           1,302,336             A     881,159    14,193,853
    B             1,830,315             B   1,236,086    19,953,535
    C                43,467             C      29,355       473,862
    Z               201,141             Z     136,091     2,192,167

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                    Unrealized
                                  Net Assets       Appreciation
                                  -----------      -------------
Maryland Series                   $27,860,594       $ 2,342,040
Michigan Series                    50,084,990         4,856,230
Intermediate Series                36,813,417         1,858,582

The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
--------------------------------------------------------------------------------
                                       20

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.06     $  16.12     $  15.56     $  15.98     $  14.42
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .76          .79          .81(b)       .82(b)       .81(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.34)         .06          .67         (.42)        1.57
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.58)         .85         1.48          .40         2.38
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.76)        (.79)        (.81)        (.82)        (.81)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.76)        (.91)        (.92)        (.82)        (.82)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.72     $  16.06     $  16.12     $  15.56     $  15.98
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):..............................      (3.69)%       5.41%        9.80%        2.66%       16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $498,428     $481,926     $493,178     $502,739     $538,145
Average net assets (000)......................   $531,603     $483,759     $491,279     $508,159     $446,350
Ratios to average net assets:
   Expenses, including distribution fees......        .86%         .73%         .70%(b)      .68%(b)      .75%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.88%        4.89%        5.15%(b)     5.31%(b)     5.34%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         30%          23%          38%          46%          98%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver. (c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.10     $  16.16     $  15.60     $  16.02     $  14.45
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .73          .73          .75(b)       .76(b)       .76(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.35)         .06          .67         (.42)        1.58
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.62)         .79         1.42          .34         2.34
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.73)        (.73)        (.75)        (.76)        (.76)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.73)        (.85)        (.86)        (.76)        (.77)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.75     $  16.10     $  16.16     $  15.60     $  16.02
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):..............................      (3.98)%       4.99%        9.35%        2.26%       16.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $92,265     $119,698     $141,528     $168,185     $222,865
Average net assets (000)......................   $118,044     $131,195     $151,938     $193,312     $252,313
Ratios to average net assets:
   Expenses, including distribution fees......       1.11%        1.13%        1.10%(b)     1.08%(b)     1.15%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.62%        4.49%        4.75%(b)     4.91%(b)     4.96%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver. (c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     22

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class C                             Class Z
                                                 --------------------------------------------------     ------------
                                                                                                        January 22,
                                                                                                          1999(d)
                                                              Year Ended December 31,                     through
                                                 --------------------------------------------------     December 31,
                                                  1999       1998       1997       1996       1995          1999
                                                 ------     ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $16.10     $16.16     $15.60     $16.02     $14.44        $16.11
                                                 ------     ------     ------     ------     ------         -----
Income from investment operations
Net investment income.........................      .69        .69        .71(b)     .72(b)     .72(b)        .73
Net realized and unrealized gain (loss) on
   investment transactions....................    (1.35)       .06        .67       (.42)      1.59         (1.40)
                                                 ------     ------     ------     ------     ------         -----
   Total from investment operations...........     (.66)       .75       1.38        .30       2.31          (.67)
                                                 ------     ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income..........     (.69)      (.69)      (.71)      (.72)      (.72)         (.73)
Distributions in excess of net investment
   income.....................................       --(c)      --(c)    (.01)        --(c)    (.01)           --(c)
Distributions from net realized gains.........       --       (.12)      (.10)        --         --            --
                                                 ------     ------     ------     ------     ------         -----
   Total distributions........................     (.69)      (.81)      (.82)      (.72)      (.73)         (.73)
                                                 ------     ------     ------     ------     ------         -----
Net asset value, end of period................   $14.75     $16.10     $16.16     $15.60     $16.02        $14.71
                                                 ------     ------     ------     ------     ------         -----
                                                 ------     ------     ------     ------     ------         -----
TOTAL RETURN(a):..............................    (4.22)%     4.73%      9.08%      2.01%     16.22%        (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $3,060     $2,296       $825       $772       $403          $797
Average net assets (000)......................   $2,643     $1,555       $758       $674       $247        $1,391
Ratios to average net assets:
   Expenses, including distribution fees......     1.36%      1.38%      1.35%(b)   1.33%(b)   1.40%(b)       .64%(e)
   Expenses, excluding distribution fees......      .61%       .63%       .60%(b)    .58%(b)    .65%(b)       .64%(e)
   Net investment income......................     4.39%      4.23%      4.50%(b)   4.67%(b)   4.66%(b)      5.45%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver. (c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized
--------------------------------------------------------------------------------
See Notes to Financial Statements.     23

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000


Tax Information (Unaudited)            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, dividends paid from net investment income totalling $.76 per Class A share, $.73 per Class B share, $.69 per Class C shares and $.73 per Class Z were all federally tax-exempt interest dividends. In addition, the Fund paid distributions of $.003 per share (ordinary) which is taxable as ordinary.

The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       24

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
------------------------------------------------------------
Prudential National Municipals Fund, Inc. vs. the Lehman
Brothers General Municipal Bond Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge            As of 12/31/99
Since Inception           6.12%   (6.10)
Five Years                5.35    (5.32)
One Year                 -6.58

Without Sales Charge         As of 12/31/99
Since Inception           6.44%   (6.43)
Five Years                5.99    (5.97)
One Year                 -3.69


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception         7.89%   (7.89)
Ten Years               5.94    (5.93)
Five Years              5.44    (5.41)
One Year               -8.98

Without Sales Charge        As of 12/31/99
Since Inception          7.89%    (7.89)
Ten Years                5.94     (5.93)
Five Years               5.60     (5.57)
One Year                -3.98

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in Prudential National Municipals Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers General Municipal Bond Index (the Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1999 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C

Class C
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception         4.21%   (4.19)
Five Years              5.13    (5.10)
One Year               -6.18

Without Sales Charge       As of 12/31/99
Since Inception        4.41%   (4.38)
Five Years             5.34    (5.31)
One Year              -4.22


Class Z
(GRAPH)

Average Annual Total Returns
                          As of 12/31/99
Since Inception              N/A

shares, assuming full redemption on December 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 21,000 municipal bonds which are generally representative of the long-term investment-grade municipal bond market. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series

Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852


Fund Symbols
                NASDAQ    CUSIP
   Class A      PRNMX   743918203
   Class B      PBHMX   743918104
   Class C       --     743918302
   Class Z       --     743918401

visit our website at www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON)    Printed on Recycled Paper

Fund Symbols
               NASDAQ    CUSIP
   Class A     PRNMX   743918203
   Class B     PBHMX   743918104
   Class C      --     743918302
   Class Z      --     743918401


visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF104E

(ICON) Printed on Recycled Paper

[LOGO]

SEMIANNUAL REPORT JUNE 30, 2000

Prudential
National Municipals Fund, Inc.

Fund Type Tax-exempt bond

Objective High level of current income exempt from federal income taxes

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential National Municipals Fund invests primarily in long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support.
There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of total investments as of 6/30/00
21.7%  General Obligation Bonds
21.0   Other Revenue
18.0   Utility
14.9   Industrial Development
13.4   Transportation
 5.7   Miscellaneous
 4.8   Prerefunded
 0.5   Cash Equivalents

Credit Quality
Expressed as a percentage of total investments as of 6/30/00
47.8%  AAA Insured
 9.9   AAA
 8.1   AA
 9.0   A
21.2   BBB
 4.0   Not Rated

Ten Largest Issuers
Expressed as a percentage of net assets as of 6/30/00
 3.8%  TX Harris Cnty. Toll Rd. Rev.
 3.8   NY City
       Mun. Water Fin. Authority
 3.6   LA New Orleans,
       General Obligation
 2.9   CO Hsg. Fin. Authority
 2.7   IL Metro Pier & Expo. Authority
 2.4   OH State Water Dev. Authority
 2.1   PR Tel. Authority
 2.0   SC Piedmont Mun. Pwr. Agency
 1.9   ND Mercer Cntr., Pollution Cntrl.
       Rev., Antelope Valley Station
 0.8   OK Tulsa Mun. Arpt. Trust
                        www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1              As of 6/30/00
              Six    One         Five             Ten            Since
             Months  Year        Years           Years         Inception2
Class A       3.49%  1.36%   27.58% (23.75)  87.57% (81.94)  92.52% (86.74)
Class B       3.43   1.19    25.42  (24.42)  80.87  (80.87) 361.34 (361.34)
Class C       3.30   0.94    23.88  (22.64)       N/A        30.49 (29.18)
Class Z       3.69   1.68         N/A             N/A           -0.68
Lipper General
Muni Debt
Fund Avg.3    3.95   0.98        26.19            86.06           ***

Average Annual Total Returns1       As of 6/30/00
                      One          Five           Ten           Since
                     Year          Years         Years        Inception2
Class A             -1.68%     4.35% (4.33)   6.17% (6.15)   6.17% (6.15)
Class B             -3.81      4.47  (4.44)   6.11  (6.09)   7.87  (7.86)
Class C             -1.07      4.17  (4.14)       N/A        4.42  (4.40)
Class Z              1.68          N/A            N/A           -0.48

Distributions and Yields               As of 6/30/00

                 Total Distributions        30-Day      Taxable Equivalent Yield4 at tax rates of
                 Paid for Six Months       SEC Yield               36%          39.6%
Class A                0.37                  5.13                8.61%           9.12%
Class B                0.36                  5.03                8.44            8.94
Class C                0.34                  4.74                7.95            8.42
Class Z                0.39                  5.53                9.28            9.83

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/25/80;
Class C, 8/1/94; and Class Z 1/22/99.

3 Lipper average returns are for all funds in each share class for the six-months, one-, five-, and ten-year periods in the General Municipal Debt Fund category. The

Lipper average is unmanaged. General Municipal Debt funds invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

*** Lipper Since Inception returns are 92.19% for Class
A, 404.10% for Class B, 33.73% for Class C, and -1.94% for Class Z, based on all funds in each share class.

(LOGO)     August 14, 2000

Dear Shareholder,
After producing poor results in 1999, municipal bonds have generated solid returns thus far in 2000. During the six months ended June 30, 2000, the Prudential National
Municipals Fund's Class A shares returned 3.49% without considering the initial sales charge. The Lipper Average, which does not consider sales charges, returned 3.95%.

Municipals and long-term U.S. Treasuries were among a small handful of fixed-income securities that produced positive results during the first half of the year.
Generally speaking, the bond market has been adversely affected by rising short-term interest rates that have led to declining bond prices in most sectors of the market.

However, investors aggressively purchased 30-year
Treasury securities as the U.S. Treasury Department moved to limit its supply through a buy-back program. The
Department is seeking to lower the government's borrowing costs by repurchasing these bonds with higher relative yields. The combination of Fed-implemented interest rate hikes and the supply and demand imbalance that led to lower yields for long-term Treasury securities created an inverted yield curve (an anomaly that occurs when yields of short-term debt securities are higher than yields of longer-term debt securities). With regard to municipals, investors were drawn to the relative valuations and attractive after-tax yields offered by longer-term municipals.

A discussion of the developments in the municipal market and a detailed review of your Fund's investments follow.
As always, we appreciate your confidence and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.
                                             www.prudential.com (800) 225-1852
Semiannual Report       June 30, 2000

Investment Adviser's Report

An impressive rebound in the municipal market
In the wake of last year's disappointing results, the municipal market staged a strong rally during the first two quarters of 2000. In 1999, the overall municipal market registered one of its worst years ever. An accelerating economy and inflationary concerns caused the Fed to increase its federal funds rate (the rate U.S.
banks charge each other for overnight loans) three times during the second half of the year. Bond prices fell across the board, and the municipal market was not spared.

A turnaround came during the first quarter of 2000, when yields fell sharply. As a result, bond prices rose (bond yields and prices move in opposite directions). Investors were drawn to the compelling values in many sectors of the municipal market. In addition, they were eager to purchase bonds with longer maturities as the Treasury moved to lower the supply of longer-term debt.

Performance during the second quarter of 2000 was more muted. A dramatic increase in equity market volatility generated greater enthusiasm for municipal bonds, and mutual fund outflows stabilized during this time.
Nonetheless, market volatility and uncertainty over further Fed action caused municipal yields to trade in a fairly narrow range. Despite this, the positive underlying fundamentals in the municipal market have led many investors to believe that further gains could soon occur.

A defensive stance as the year began
We had positioned the Fund defensively in the fourth quarter of 1999, and maintained this stance into 2000.
The Fund's duration (a measure of how much a portfolio's bonds will fluctuate in price in response to a change in interest rates) was lowered below that of its benchmark in order to provide a degree of protection in the event that yields continued to rise. In addition, we increased the Fund's exposure to cash equivalents in order to prepare for redemptions from expected "tax-loss swapping" and a decline in dealer liquidity as a result of potential Y2K-related computer disruptions.

Prudential National Municipals Fund, Inc.

Semiannual Report       June 30, 2000

While our defensive stance was successful in 1999, it faltered during the first quarter of 2000 when the market rebounded more quickly than we expected. During this period, municipal yields fell, and bonds with the longest maturities generated the strongest results.

Repositioning for success
The Fund's relative performance improved substantially during the second quarter of 2000. Several strategic initiatives were instituted that helped the Fund make up some of the ground it lost early in the year. First, we raised the Fund's duration from 7.8 years to approximately 10 years, bringing it in line with its benchmark. We accomplished this by selling 10-year issues in favor of securities with 20- to 30-year maturities.
This action proved beneficial, as we were able to generate strong results as rates declined.

In addition, we selectively purchased securities at depressed prices during periods of market weakness. For example, we purchased several hospital issues that were faring poorly due to concerns over reimbursement rates and increased competition. Buying these issues at discounted prices proved fortuitous, as their prices rose later in the period.

Looking ahead
As we look toward the remainder of the year, we are encouraged by the prospects for the municipal bond market. The supply of new-issue bonds has dropped off due to a decline in the refunding of existing bonds. Federal, state, and local governments have also been less apt to issue new debt, as the strong economy has led to increased tax revenues. The lower supply, coupled with what we believe will be an increase in demand for municipals, are two very positive underlying fundamentals for the municipal bond market.

                         www.prudential.com (800) 225-1852

Going forward, it's not clear what direction the U.S.
economy will ultimately take. However, it appears there are three possible scenarios. First, economic growth could reaccelerate, necessitating further interest rate hikes by the Fed. Second, the economy could fall into a recession. Third, we could experience a "soft landing," whereby growth falls to a more moderate and acceptable level. The longer the uncertainty about the economy's direction lingers, the more likely it is that volatility in the equity market will persist. This could also make municipal bonds appear more attractive in the eyes of investors, spurring further demand.

Prudential National Municipals Fund Management Team

Prudential National Municipals Fund, Inc.

Semiannual Report      June 30, 2000

Financial
     Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.9%
----------------------------------------------------------------------------------------
Alaska  0.1%
Alaska Ind. Dev. & Expt. Auth.
 Rev., Revolving Fd.                   A2         5.40%       4/01/01    $      775      $     778,736
----------------------------------------------------------------------------------------
Arizona  1.9%
Arizona St. Mun. Fin. Proj.,
 Cert. of Part., Ser. 25, B.I.G.       Aaa        7.875       8/01/14         2,250(h)       2,796,773
Pima Cnty. Ind. Dev. Auth. Rev.,
 F.S.A.                                Aaa        7.25        7/15/10         1,790          1,888,575
Pima Cnty. Uni. Sch. Dist., Gen.
 Oblig., F.G.I.C.,                     Aaa        7.50        7/01/10         3,000(f)       3,584,700
Tucson Cnty. Gen. Oblig.,
 Ser. A                                Aa3        7.375       7/01/11         1,000          1,193,030
 Ser. A                                Aa3        7.375       7/01/12         1,100          1,318,196
                                                                                         -------------
                                                                                            10,781,274
----------------------------------------------------------------------------------------
California  5.5%
Abag Fin. Auth. for Nonprofit
 Corps., Cert. of Part., Amer.
 Baptist Homes., Ser. A                BBB+(d)    6.20        10/01/27        1,200          1,008,924
Anaheim Pub. Fin. Auth. Lease Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.         NR         8.908       9/01/16         2,210(c)(i)     2,789,882
 Ser. 641B, F.S.A., R.I.T.E.S.         NR         8.908       9/01/24         1,815(c)(i)     2,096,452
Encinitas Union Sch. Dist., Gen.
 Oblig., M.B.I.A                       Aaa        Zero        8/01/21         3,810          1,115,720
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A          Aaa        Zero        1/01/23         5,000          1,348,250
Long Beach Aquarium of the
 Pacific Rev., Ser. A, A.M.T.          BBB(d)     6.125       7/01/23         6,000          5,558,520
Long Beach Harbor Rev., Ser. A,
 F.G.I.C., A.M.T.                      Aaa        6.00        5/15/18         4,000          4,234,840
Los Angeles Uni. Sch. Distr.,
 Ser. A,
 F.G.I.C.                              Aaa        6.00        7/01/15         1,000          1,090,270
Pittsburg Redev. Agy., Tax
 Alloc.,
 Los Medanos Comm. Dev. Proj.          Aaa(d)     Zero        8/01/25         2,000            456,120
 Los Medanos Comm. Dev. Proj.          Aaa(d)     Zero        8/01/30         5,000            844,350

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
San Joaquin Hills Trans. Corr. Agcy.,
 Toll Rd. Rev.                         Aaa        Zero        1/01/25    $   10,000      $   2,405,700
 Toll Rd. Rev.                         Aaa        Zero        1/01/26        10,000          2,269,800
Santa Margarita Dana Point Auth.
 Rev., M.B.I.A.,
 Ser. 644C, R.I.T.E.S.                 NR         12.674%     8/01/09           665(i)       1,034,906
 Ser. 644D, R.I.T.E.S.                 NR         12.674      8/01/10           810(i)       1,291,950
 Ser. 644G, R.I.T.E.S.                 NR         12.674      8/01/14           660(i)       1,091,627
West Contra Costa Sch. Dist.,
 Cert. of Part., Ref.                  Baa3       7.125       1/01/24         1,600          1,664,080
                                                                                         -------------
                                                                                            30,301,391
----------------------------------------------------------------------------------------
Colorado  5.6%
Arapahoe Cnty. Cap. Impvt. Trust
 Fund, Hwy. Rev., Ser. E-470           Aaa        7.00        8/31/26         3,000(b)       3,364,590
Colorado Hsg. Fin. Auth., A.M.T.
 Singl. Fam. Proj.                     Aa2        8.00        6/01/25         1,975          2,090,775
 Singl. Fam. Proj., Ser. A-2           Aa2        7.25        5/01/27         1,710          1,823,801
 Singl. Fam. Proj., Ser. B-1           Aa2        7.90        12/01/25        1,185          1,232,542
 Singl. Fam. Proj., Ser. C-1,
 M.B.I.A.                              Aaa        7.65        12/01/25        2,875          3,009,722
 Singl. Fam. Proj., Ser. C-2           Aa2        6.875       11/01/28        3,500          3,660,545
 Singl. Fam. Proj., Ser. C-2           Aa2        7.05        4/01/31         4,000          4,355,520
Colorado Springs Arpt. Rev., Ser.
 A., A.M.T.                            BBB+(d)    7.00        1/01/22         7,960(f)       8,251,017
Denver Hlth. & Hosp. Auth.,
 Healthcare Rev., Ser. A               Baa2       5.375       12/01/28        4,000          3,107,840
                                                                                         -------------
                                                                                            30,896,352
----------------------------------------------------------------------------------------
Connecticut  1.3%
Connecticut St. Hlth. & Edu.
 Facs. Auth. Rev., Univ. of
 Hartford,
 Ser. D                                Ba1        6.75        7/01/12         5,725(h)       5,833,088
Connecticut St. Spec. Tax Oblig.
 Rev., Trans. Infrastructure,
 Ser. A                                A1         7.125       6/01/10         1,000          1,144,490
                                                                                         -------------
                                                                                             6,977,578

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
District of Columbia  0.2%
Dist. of Columbia, Gen. Oblig.,
 Ser. B, M.B.I.A.                      Aaa        6.00%       6/01/13    $    1,000      $   1,057,150
----------------------------------------------------------------------------------------
Florida  2.7%
Broward Cnty. Res. Rec. Rev.,
 Broward Co. L.P. South Proj.          A3         7.95        12/01/08        7,445          7,683,166
Florida St. Brd. of Ed., Gen.
 Oblig.                                Aa2        9.125       6/01/14         1,260(b)(h)     1,675,031
Hillsborough Cnty. Ind. Dev.
 Auth.
 Poll. Ctrl. Rev., Tampa Elec.
 Proj.                                 Aa3        8.00        5/01/22         5,000          5,409,450
                                                                                         -------------
                                                                                            14,767,647
----------------------------------------------------------------------------------------
Georgia  2.5%
Burke Cnty. Dev. Auth., Poll.
 Cntrl. Rev., M.B.I.A.,
 Georgia Pwr. Co.                      Aaa        6.625       10/01/24          500(h)         510,075
 Oglethorpe Pwr. Co.                   Aaa        8.00        1/01/22         5,000(h)       5,513,850
 Oglethorpe Pwr. Co., E.T.M.           Aaa        7.50        1/01/03           557            577,247
Forsyth Cnty. Sch. Dist. Dev.
 Rev.                                  Aa3        6.75        7/01/16           500            568,595
Fulton Cnty. Sch. Dist. Rev.           Aa2        6.375       5/01/17           750(h)         826,620
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.                Aaa        6.375       1/01/16         5,000(h)       5,490,950
Green Cnty. Dev. Auth. Indl. Park
 Rev.                                  NR         6.875       2/01/04           325            333,379
                                                                                         -------------
                                                                                            13,820,716
----------------------------------------------------------------------------------------
Guam  0.2%
Guam Pwr. Auth. Rev., Ser. A           BBB+(d)    6.625       10/01/14        1,000(b)       1,099,520
----------------------------------------------------------------------------------------
Hawaii  0.2%
Hawaii St. Dept. Budget & Fin.
 Spl. Purp. Mtg. Rev., Hawaiian
 Elec. Co., Ser. C, M.B.I.A.,
 A.M.T.                                Aaa        7.375       12/01/20          500            514,955
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T. F.G.I.C.                 Aaa        6.25        7/01/15           500            515,350
                                                                                         -------------
                                                                                             1,030,305

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Illinois  6.9%
Chicago Brd. of Ed.,
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        12/01/19   $    2,000      $     628,560
 Gen. Oblig., F.G.I.C., Ser. B-1       Aaa        Zero        12/01/12        1,500            749,070
Chicago City Colleges,
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        1/01/24         5,000          1,212,450
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        1/01/25        10,000          2,277,600
Chicago Single Fam. Mtge Rev.,
 Ser. A, F.N.M.A.                      AAA(d)     7.15%       9/01/31         3,500          3,838,555
Chicago, Gen. Oblig.,
 Cap. Apprec. City Colleges,
 F.G.I.C.                              Aaa        Zero        1/01/16        13,500          5,513,940
 Ser. A, F.G.I.C.                      Aaa        6.75        1/01/35         5,000          5,472,650
Cook and Du Page Cntys., High
 Sch. Dist No. 210, Gen. Oblig.,
 F.S.A.                                Aaa        Zero        12/01/11        3,035          1,635,137
Illinois Dev. Fin. Auth. Rev.,
 Cmnty. Rehab. Providers, Ser. A       BBB(d)     6.00        7/01/15         2,000          1,764,480
Metropolitan Pier & Expo. Auth.,
 Hosptlty. Fac. Rev., McCormick
 Pl. Conv.                             BBB(d)     7.00        7/01/26        12,910         14,929,898
                                                                                         -------------
                                                                                            38,022,340
----------------------------------------------------------------------------------------
Indiana  0.3%
Gary Ind. Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.         AAA(d)     6.00        8/20/34         2,000          1,946,080
----------------------------------------------------------------------------------------
Kentucky  2.8%
Henderson Cnty. Solid Waste Disp.
 Rev., Macmillan Bloedel Proj.,
 A.M.T.                                Baa2       7.00        3/01/25         6,000          6,102,840
Kenton Cnty. Arpt. Brd. Rev.,
 Ser. A, A.M.T., M.B.I.A.              Aaa        6.30        3/01/15         6,250          6,561,500
Louisville & Jefferson Cnty. Met.
 Swr. Dist. Rev., Ser. A,
 F.G.I.C.                              Aaa        5.00        5/15/30         3,000          2,637,930
                                                                                         -------------
                                                                                            15,302,270

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Louisiana  5.8%
New Orleans,
 Gen. Oblig. Ref., F.G.I.C.            Aaa        5.50%       12/01/21   $   12,000      $  11,675,760
 Gen. Oblig., A.M.B.A.C.               Aaa        Zero        9/01/09        13,500          8,326,665
Orleans Parish Sch. Brd., E.T.M.,
 M.B.I.A.                              Aaa        8.90        2/01/07         5,780(h)       7,060,732
St. Charles Parish, Env. Impt.
 Rev., Louisiana Pwr. & Lt. Co.
 Proj., Ser. A, A.M.T.                 Baa2       6.875       7/01/24         5,000          5,029,200
                                                                                         -------------
                                                                                            32,092,357
----------------------------------------------------------------------------------------
Maryland  2.8%
Baltimore, Econ. Dev. Lease Rev.,
 Armistead Partnership, Ser. A         BBB+(d)    7.00        8/01/11         1,000          1,028,590
Maryland St. Hlth. & Higher Edu.
 Facs. Auth. Rev.,
 Doctor's Cmnty. Hosp.                 Baa1       5.50        7/01/24         3,000          2,324,310
 Univ. Maryland Med. Sys.              Baa1       6.75        7/01/30         5,000(h)       5,034,700
Maryland St. Ind. Dev. Fin. Auth.
 Rev., Amer. Ctr. Physics
 Headqrtrs.                            BBB(d)     6.625       1/01/17         1,000          1,002,500
Montgomery Cnty., Gen. Oblig.          Aaa        9.75        6/01/01           450            471,186
Northeast Waste Disp. Auth. Rev.,
 Baltimore City Sludge Corp.
 Proj.                                 NR         7.25        7/01/07         3,446          3,544,659
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                         A2         6.00        7/01/07         1,000          1,024,070
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist Hosp.,
 F.S.A.                                Aaa        6.50        9/01/12         1,000(h)       1,113,180
                                                                                         -------------
                                                                                            15,543,195
----------------------------------------------------------------------------------------
Massachusetts  1.6%
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev., Mass. Inst. of Tech.
 Ser. I-1                              Aaa        5.20        1/01/28         1,500(h)       1,394,505

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Mass. St. Tpke. Auth. Met. Hwy.
 Sys. Rev., M.B.I.A.                   Aaa        5.00%       1/01/37    $    9,000      $   7,767,630
                                                                                         -------------
                                                                                             9,162,135
----------------------------------------------------------------------------------------
Michigan  6.3%
Detroit Econ. Dev. Corp., Res.
 Rec. Rev., Ser. A, F.S.A.,
 A.M.T.                                Aaa        6.875       5/01/09           920            952,504
Detroit Sewage. Disp. Rev.,
 Prerefunded Inflos                    AAA(d)     6.655       7/01/23           800(b)         849,000
 Unrefunded Balance Inflos             Aaa        6.655       7/01/23           200            185,500
Detroit Wtr. Supply Sys. Rev.,
 Ser. B, M.B.I.A.                      Aaa        5.55        7/01/12         1,000          1,031,860
Dexter Cmnty. Schs., Gen. Oblig.,
 F.G.I.C.                              Aaa        5.10        5/01/28        10,000(h)       9,108,500
Dickinson Cnty. Mem. Hosp. Sys.
 Rev.                                  Ba1        8.00        11/01/14        1,000          1,128,770
Huron Valley Sch. Dist., Gen.
 Oblig., F.G.I.C.                      Aaa        Zero        5/01/10         3,500          2,072,280
Kalamazoo Econ. Dev. Corp. Rev.,
 Friendship Vlg., Ser. A               BBB(d)     6.125       5/15/17         1,000            887,380
Michigan Higher Ed. Rev., Ser.
 XIII-A, M.B.I.A., A.M.T.              Aaa        7.55        10/01/08          155            158,825
Michigan Mun. Bd. Auth. Rev.,
 Wayne Cnty. Proj., M.B.I.A.,
 E.TM.                                 Aaa        7.40        12/01/02          500            518,555
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Bay Med. Ctr., Ser. A                 A3         8.25        7/01/12         1,920          1,958,573
 Genesys Hlth. Sys., Ser. A            Baa2       8.125       10/01/21        1,000(b)       1,165,700
 Genesys Hlth. Sys., Ser. A            Baa2       7.50        10/01/27          500(b)         560,495
 Presbyterian Vlg. Oblig.              NR         6.375       1/01/25           800            711,560
Michigan St. Hsg. Dev. Auth.
 Rev.,
Rental Hsg., Ser. B                    AA-(d)     7.55        4/01/23         1,000          1,032,030
 Rental Hsg., Ser. A, A.M.T.           AA-(d)     7.15        4/01/10           140            145,642
 Rental Hsg., Ser. A, A.M.T.           AA-(d)     7.70        4/01/23           500            516,485
Sngl. Fam. Mtge., Ser. A               AA+(d)     7.50        6/01/15         2,905          2,966,354

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Michigan St. Strategic Fd., Ltd.
 Oblig. Rev., Waste Mgmt. Inc.
 Proj., A.M.T.                         Ba1        6.625%      12/01/12   $    1,500      $   1,464,630
Monroe Cnty. Poll. Ctrl. Rev.,
 Detroit Edison Co. Proj.,
 F.G.I.C., A.M.T.                      Aaa        7.65        9/01/20         2,000(h)       2,048,700
Oak Park, A.M.B.A.C.,
 Gen. Oblig.                           Aaa        7.00        5/01/12           400(b)         422,132
 Gen. Oblig.,                          Aaa        7.00        5/01/11           375(b)         395,749
Okemos Pub. Sch. Dist.,
 M.B.I.A.                              Aaa        Zero        5/01/12         1,100            576,092
 M.B.I.A.                              Aaa        Zero        5/01/13         1,000            490,320
Wayne Cnty. Bldg. Auth., Ser. A        A3         8.00        3/01/17         1,250(b)       1,338,287
Wyandotte Elec. Rev., Gen.
 Oblig., M.B.I.A.                      Aaa        6.25        10/01/08        2,000(h)       2,132,660
                                                                                         -------------
                                                                                            34,818,583
----------------------------------------------------------------------------------------
Minnesota  2.9%
Minneapolis & St. Paul Met.
 Arpts., Comm. Arpt. Rev., Ser.
 A, A.M.B.A.C.                         Aaa        5.00        1/01/22         9,085          8,188,038
Minneapolis St. Paul Hsg. Fin.
 Brd. Rev., Single Fam. Mtge.,
 G.N.M.A., A.M.T.                      AAA(d)     7.30        8/01/31           570            581,565
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                          A2         6.375       11/15/22        7,000          6,945,820
St. Paul Science Museum, Cert. of
 Part., E.T.M.                         AAA(d)     7.50        12/15/01          315(h)         323,971
                                                                                         -------------
                                                                                            16,039,394
----------------------------------------------------------------------------------------
Missouri  0.7%
Missouri St. Hsg. Dev. Comn. Mtge
 Rev., Single Fam. Homeowner Ln.,
 Ser. A, G.N.M.A., A.M.T.              AAA(d)     7.20        9/01/26         3,610          3,772,992

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Nevada  1.7%
Clark Cnty. Indl. Dev. Rev.,
 Southwest Gas Corp., Ser. A,
 A.M.T.                                Baa2       6.50%       12/01/33   $   10,000      $   9,479,600
----------------------------------------------------------------------------------------
New Hampshire  2.0%
Manchester Hsg. & Redev. Auth.
 Rev.,
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/24         4,740            951,555
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/27         4,140            673,619
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/30         4,640            611,227
New Hampshire Higher Ed. & Hlth.
 Facs. Auth. Rev.,
 New Hampshire College                 BBB-(d)    6.30        1/01/16           500            476,365
 New Hampshire College                 BBB-(d)    6.375       1/01/27         2,000          1,840,140
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., College Issue             BBB-(d)    7.50        1/01/31         3,000          3,007,230
New Hampshire St. Ind. Dev.
 Auth., Poll. Ctrl. Rev., Proj. A      Ba3        7.65        5/01/21         3,420          3,500,165
                                                                                         -------------
                                                                                            11,060,301
----------------------------------------------------------------------------------------
New Jersey  1.4%
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev., Hackensack Univ.
 Med. Ctr.                             A3         6.00        1/01/34         8,000          7,863,920
----------------------------------------------------------------------------------------
New York  9.3%
Metropolitan Trans. Auth., Trans.
 Facs. Rev., Ser. A, F.S.A.            Aaa        6.00        7/01/16         2,500          2,581,675
New York City Ind. Dev. Agcy.,
 Rev., Brooklyn Navy Yard Cogen
 Partners, A.M.T.                      Baa3       5.65        10/01/28        2,000          1,730,520
New York City Mun. Wtr. Fin. Auth.,
 Wtr.& Swr. Sys. Rev., F.G.I.C.        Aaa        6.75        6/15/16        10,565(f)      10,861,454
 Wtr.& Swr. Sys. Rev., Ser. B          Aa3        6.00        6/15/33        10,000         10,152,100
New York City, Gen. Oblig.,
 Ser. F                                A3         8.25        11/15/02          815            862,996
 Ser. D                                A3         8.00        8/01/03            70(h)          73,401

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
 Ser. D                                A3         8.00        8/01/04    $       30(h)   $      31,457
 Ser. A                                A3         7.75        8/15/04            15             15,664
 Ser. B                                A3         8.25        6/01/06         1,500          1,743,540
 Ser. D                                A3         7.65        2/01/07            45             47,439
 Ser. B                                A3         7.25        8/15/07         3,500          3,947,895
New York St. Dorm. Auth. Rev.,
 City Univ., F.S.A.                    Aaa        5.00        7/01/28         5,000          4,407,450
 Mem. Sloan Kettering Cancer
 Ctr., M.B.I.A.                        Aaa        5.50        7/01/23         4,000          3,893,160
New York St. Env. Facs. Corp.,
 Poll. Ctrl. Rev.                      Aaa        5.80        1/15/14         1,280          1,318,848
New York St. Urban Dev. Corp.
 Rev. Ref., F.S.A., Correctional
 Facs.                                 Aaa        6.50        1/01/09         3,000          3,289,020
New York, Gen. Oblig., Ser. A,
 F.S.A.                                Aaa        6.00        5/15/30         6,430          6,566,444
                                                                                         -------------
                                                                                            51,523,063
----------------------------------------------------------------------------------------
North Dakota  1.9%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                            Aaa        7.20        6/30/13         9,000(h)      10,447,920
----------------------------------------------------------------------------------------
Ohio  3.0%
Franklin Cnty. Hosp. Rev.,
 Doctors Ohio Hlth. Corp., Ser. A      Baa3       5.60        12/01/28        5,000(h)       3,592,550
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.                Aaa        7.80        11/01/14       11,825         13,207,579
                                                                                         -------------
                                                                                            16,800,129
----------------------------------------------------------------------------------------
Oklahoma  3.2%
McGee Creek Auth. Wtr. Rev.,
 M.B.I.A.                              Aaa        6.00        1/01/23         7,000          7,311,500
Tulsa Mun. Arpt. Trust Rev.,
 A.M.T.                                Baa1       7.375       12/01/20       10,000         10,165,000
                                                                                         -------------
                                                                                            17,476,500

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennsylvania  4.7%
Beaver Cnty. Ind. Dev. Auth.,
 Poll. Cntrl. Rev., Ohio Edison
 Co. Proj., Ser. A                     Baa3       4.65%       6/01/33    $    5,000      $   4,770,450
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                   BBB-(d)    5.60        7/01/10           685            628,885
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Rec. Fac., Ser. A          B2         6.20        7/01/19         3,000          2,616,540
Montgomery Cnty. Ind. Dev. Auth.,
 Retirement Cmnty. Rev.                A-(d)      5.25        11/15/28        2,000          1,562,900
Philadelphia Hosp. & Higher Edl.
 Facs. Auth. Rev., Children's
 Seashore House, Ser. A                A-(d)      7.00        8/15/03         1,000          1,033,180
Philadelphia, Gen. Oblig.,
 F.S.A.                                Aaa        5.00        3/15/28         7,500          6,567,075
 M.B.I.A.                              Aaa        5.00        5/15/25         3,000          2,653,470
Westmoreland Cnty., Pennsylvania
 Ind. Dev. Auth. Rev., Valley
 Landfill Proj.                        BBB(d)     5.10        5/01/18         7,000          6,096,090
                                                                                         -------------
                                                                                            25,928,590
----------------------------------------------------------------------------------------
Puerto Rico  2.9%
Puerto Rico Comnwlth., Gen.
 Oblig.                                Baa1       6.50        7/01/13         3,000          3,368,280
 Hwy. & Trans. Auth. Rev., Ser.
 A, A.M.B.A.C.                         Aaa        Zero        7/01/18         2,500            910,500
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A.                              Aaa        6.16        1/25/07         4,100(b)(c)     4,264,000
 M.B.I.A.                              Aaa        6.715       1/16/15         7,150(c)(h)     7,570,063
                                                                                         -------------
                                                                                            16,112,843
----------------------------------------------------------------------------------------
South Carolina  3.7%
Charleston Wtrwks. & Swr. Rev.,
 E.T.M.                                Aaa        10.375      1/01/10         7,415(h)       9,476,518
Piedmont Mun. Pwr. Agcy. Elec.
 Rev., M.B.I.A.                        Aaa        5.375       1/01/25        11,415(g)      10,827,470
                                                                                         -------------
                                                                                            20,303,988

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Tennessee  2.7%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Memorial Hosp., F.G.I.C.      Aaa        6.75%       9/01/10    $    5,000(f)   $   5,593,050
McMinn Cnty. Ind. Dev. Brd. Solid
 Waste Rev., Recycling Fac.,
 A.M.T.                                Ba1        7.40        12/01/22        5,000          5,143,100
Shelby Cnty. Hlth. Edu. & Hsg.
 Facs. Brd. Rev., St. Judes
 Childrens Research                    Aaa        5.375       7/01/29         5,000          4,516,000
                                                                                         -------------
                                                                                            15,252,150
----------------------------------------------------------------------------------------
Texas  9.3%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth. Sys.,
 Ser. A, M.B.I.A.                      Aaa        6.00        11/15/14        5,695          5,992,336
Dallas Ft. Worth, Regl. Arpt.
 Rev., F.G.I.C.,
 Ser. A                                Aaa        7.375       11/01/08        3,500          3,853,535
 Ser. A                                Aaa        7.375       11/01/09        3,500          3,853,535
Harris Cnty., Toll Rd. Rev.,
 Ref., F.G.I.C.                        Aaa        6.00        8/01/13        20,000(g)      21,078,200
Keller Indpt. Sch. Dist. Rev.          Aaa        6.00        8/15/23         3,970          4,132,095
Lakeway Mun. Util. Dist., Gen.
 Oblig., Ser. A, F.G.I.C.              Aaa        Zero        9/01/11         1,425            778,207
Matagorda Cnty. Nav. Dist. No. 1
 Rev., Houston Ltg. Pwr. Co.,
 A.M.B.A.C.                            Aaa        5.125       11/01/28        2,340          2,080,470
New Braunfels Indpt.,
 Sch. Dist. Rev.                       Aaa        Zero        2/01/10         2,335          1,397,147
 Sch. Dist. Rev.                       Aaa        Zero        2/01/11         2,365          1,333,009
Panhandle Regl. Hsg. Fin. Corp.
 Rev.,
 Mult. Fam. Hsg., Ser. A               A3         6.625       3/01/20         1,000            973,660
 Mult. Fam. Hsg., Ser. A               A3         6.75        3/01/31         4,000          3,898,520
Port Corpus Christi Auth. Rev.         A2         7.50        8/01/12         2,000          2,061,580
                                                                                         -------------
                                                                                            51,432,294

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Utah  0.2%
Utah St. Brd. of Regents, Student
 Ln. Rev., Ser. F, A.M.B.A.C.,
 A.M.T.                                Aaa        7.00%       11/01/01   $    1,000(h)   $   1,027,740
----------------------------------------------------------------------------------------
Washington  2.2%
Washington St. Pub. Pwr. Supply
 Sys. Rev.,
 Nuclear Proj. No. 1, Ser. A,
 F.S.A.                                Aaa        7.00        7/01/08         4,000          4,485,920
 Nuclear Proj. No. 2, F.S.A.           Aaa        5.40        7/01/12         5,400(h)       5,376,456
 Nuclear Proj. No. 3, Ser. B,
 F.G.I.C.                              Aaa        Zero        7/01/06         3,000          2,200,530
                                                                                         -------------
                                                                                            12,062,906
----------------------------------------------------------------------------------------
West Virginia  0.4%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev., Ser.
 B                                     NR         6.75        9/01/30         2,000          1,992,080
                                                                                         -------------
Total long-term investments (cost
 $535,862,530)                                                                             546,974,039
                                                                                         -------------
SHORT-TERM INVESTMENTS  4.8%
----------------------------------------------------------------------------------------
Georgia  0.9%
Bartow Cnty. Dev. Auth., Poll.
 Ctrl. Rev., Georgia Pwr. Co.,
 Ser. 98-2, F.R.D.D., A.M.T.           VMIG1      4.80        7/03/00         5,000(e)       5,000,000
----------------------------------------------------------------------------------------
Illinois
Madison Cnty. Env. Impvt. Rev.
 Shell Wood Riv. Refng., Ser. 97,
 F.R.D.D., A.M.T.                      VMIG1      4.70        7/03/00           200(e)         200,000
----------------------------------------------------------------------------------------
Kansas  0.1%
Butler Cnty. Solid Wst. Disp. &
 Congregation Rev., Ser. 96B,
 F.R.D.D., A.M.T.                      VMIG1      4.75        7/03/00           800(e)         800,000

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Maryland
Maryland St. Energy Fin. Adm.
 Solid Wst. Disp. Rev., Ser.
 2000, F.R.D.D., A.M.T.                VMIG1      4.70%       7/03/00    $      200(e)   $     200,000
----------------------------------------------------------------------------------------
Michigan  0.2%
Michigan St. Strategic Fd. Ltd.
 Oblig. Rev., Dow Chem. Corp.
 Proj., Ser. 99, F.R.D.D., A.M.T.      P1         4.75        7/03/00         1,100(e)       1,100,000
----------------------------------------------------------------------------------------
New Mexico  0.5%
Farmington Poll. Ctrl. Rev.,
 Merlots, Ser. DD, F.R.D.D.            VMIG1      4.89        7/05/00         2,500(e)       2,500,000
----------------------------------------------------------------------------------------
Pennsylvania  1.4%
Emmaus Gen. Auth. Rev., Variable
 Rate Ln. Prog., Ser. 2000A,
 F.R.W.D.                              A-1(d)     4.85        7/06/00         7,500(e)       7,500,000
----------------------------------------------------------------------------------------
South Carolina  0.1%
Berkeley Cnty. Sch. Exmp. Fac.,
 Amoco Chem. Co. Proj., Ser. 97,
 F.R.D.D., A.M.T.                      VMIG1      4.70        7/03/00           600(e)         600,000
----------------------------------------------------------------------------------------
Texas  1.3%
Brazos River Auth. Poll. Ctrl.
 Rev., Texas Util. Elec. Co.,
 Ser. 95A, F.R.D.D., A.M.T.            VMIG1      4.70        7/03/00           500(e)         500,000
 Ser. 96C, F.R.D.D., A.M.T.            VMIG1      4.70        7/03/00           600(e)         600,000
Brazos River Harbor Nav. Dist.
 Rev., Dow Chem. Co. Proj.,
 Ser. 93, F.R.D.D., A.M.T.             P1         4.75        7/03/00           900(e)         900,000
 Ser. 97, F.R.D.D., A.M.T.             P1         4.75        7/03/00         4,600(e)       4,600,000
Gulf Coast Ind. Dev. Auth., Env.
 Facs. Rev., Ser. 1999, F.R.D.D.,
 A.M.T.                                VMIG1      4.75        7/03/00           500(e)         500,000
                                                                                         -------------
                                                                                             7,100,000

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Virginia  0.3%
Campbell Cnty. Ind. Dev. Auth.
 Rev., Hadson Pwr., Ser. 90A,
 F.R.D.D., A.M.T.                      CPS1       4.70%       7/03/00    $    1,800(e)   $   1,800,000
                                                                                         -------------
Total short-term investments
 (cost $26,800,000)                                                                         26,800,000
                                                                                         -------------
Total Investments  103.7% (cost
 $562,662,530)                                                                             573,774,039
                                                                                         -------------
Liabilities in excess of other
 assets  (3.7)%                                                                            (20,692,224)
                                                                                         -------------
Net Assets  100%                                                                         $ 553,081,815
                                                                                         -------------
                                                                                         -------------

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.
------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.C.A.--American Capital Access
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
(g) Represents when-issued or extended settlement security.
(h) Segregated as collateral for when-issued or extended settlement security.
(i) Private placement.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                       June 30,
                                         2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $562,662,530)                           $ 573,774,039
Receivable for investments sold                                         8,982,790
Interest receivable                                                     8,725,082
Receivable for Fund shares sold                                         1,151,093
Deferred expenses and other assets                                         12,012
Unrealized appreciation on interest rate swaps (Notes 1 and 4)             10,063
Due from broker-variation margin                                            4,376
                                                                    -------------
      Total assets                                                    592,659,455
                                                                    -------------
LIABILITIES
Bank overdraft                                                          3,904,120
Payable for investments purchased                                      32,847,074
Payable for Fund shares reacquired                                      1,839,271
Dividends payable                                                         380,127
Accrued expenses                                                          273,839
Management fee payable                                                    203,993
Distribution fee payable                                                  129,216
                                                                    -------------
      Total liabilities                                                39,577,640
                                                                    -------------
NET ASSETS                                                          $ 553,081,815
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                             $     372,232
   Paid-in capital in excess of par                                   545,803,556
                                                                    -------------
                                                                      546,175,788
   Accumulated net realized loss on investments                        (4,191,920)
   Net unrealized appreciation on investments                          11,097,947
                                                                    -------------
Net assets, June 30, 2000                                           $ 553,081,815
                                                                    -------------
                                                                    -------------

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($480,871,402 /
      32,373,177 shares of common stock issued and outstanding)            $14.85
   Maximum sales charge (3% of offering price)                                .46
                                                                    -------------
   Maximum offering price to public                                        $15.31
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($69,185,928 / 4,646,776 shares of common stock issued and
      outstanding)                                                         $14.89
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($2,261,519 /
      151,895 shares of common stock issued and outstanding)               $14.89
   Sales charge (1% of offering price)                                        .15
                                                                    -------------
   Offering price to public                                                $15.04
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($762,966 / 51,385 shares of common stock issued and
      outstanding)                                                         $14.85
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $17,081,337
                                                                    -------------
Expenses
   Management fee                                                      1,364,035
   Distribution fee--Class A                                             599,559
   Distribution fee--Class B                                             204,857
   Distribution fee--Class C                                               9,257
   Transfer agent's fees and expenses                                    226,000
   Custodian's fees and expenses                                          74,000
   Reports to shareholders                                                72,000
   Registration fees                                                      24,000
   Audit fee                                                              19,000
   Directors' fees and expenses                                           19,000
   Legal fees and expenses                                                12,000
   Insurance expense                                                       6,000
   Miscellaneous                                                          16,714
                                                                    -------------
      Total expenses                                                   2,646,422
   Less: Custodian fee credit                                             (2,862)
                                                                    -------------
      Net expenses                                                     2,643,560
                                                                    -------------
Net investment income                                                 14,437,777
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                            (2,188,253)
   Financial futures contracts                                          (751,498)
                                                                    -------------
                                                                      (2,939,751)
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         8,036,084
   Financial futures                                                     (83,000)
   Interest rate swaps                                                    10,063
                                                                    -------------
                                                                       7,963,147
                                                                    -------------
Net gain on investment transactions                                    5,023,396
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $19,461,173
                                                                    -------------
                                                                    -------------

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                               Six Months Ended       Year Ended
                                                   June 30,          December 31,
                                                     2000                1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $ 14,437,777        $  31,601,128
   Net realized loss on investment
      transactions                                 (2,939,751)            (373,416)
   Net change in unrealized appreciation
      (depreciation) on investments                 7,963,147          (47,339,939)
                                               ----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                    19,461,173          (16,112,227)
                                               ----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (12,355,388)         (25,956,731)
      Class B                                      (2,005,145)          (5,456,913)
      Class C                                         (57,241)            (116,079)
      Class Z                                         (20,003)             (71,405)
                                               ----------------    -----------------
                                                  (14,437,777)         (31,601,128)
                                               ----------------    -----------------
   Distributions in excess of net investment
      income
      Class A                                              --             (100,946)
      Class B                                              --              (18,963)
      Class C                                              --                 (619)
      Class Z                                              --                 (176)
                                               ----------------    -----------------
                                                           --             (120,704)
                                               ----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 5 & 6):
   Net proceeds from shares sold                   39,758,276          280,554,937
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 8,792,012           19,573,958
   Cost of shares reacquired                      (95,041,926)        (261,665,210)
                                               ----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                     (46,491,638)          38,463,685
                                               ----------------    -----------------
Total decrease                                    (41,468,242)          (9,370,374)
NET ASSETS
Beginning of period                               594,550,057          603,920,431
                                               ----------------    -----------------
End of period                                    $553,081,815        $ 594,550,057
                                               ----------------    -----------------
                                               ----------------    -----------------

    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or
    26

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures
                                                                          27

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
    28

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with the Prudential Investment Corporation ('PIC'). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million,
 .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund up to and including $250 million, .226% of 1% of the next $250 million, .203 of 1% of the next $500 million, .181% of the next $250 million, .160% of 1% of the next $250 million and .141% of 1% over 1.5 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of
                                                                          29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2000.

      PIMS has advised the Fund that it received approximately $17,000 and $100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2000, it received approximately $72,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 2000, the Fund incurred fees of approximately $189,300 for the services of PMFS. As of June 30, 2000, approximately $30,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
    30

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000, were $328,551,014 and $353,313,814, respectively.

      The federal income tax basis of the Fund's investments at June 30, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $11,111,509 (gross unrealized appreciation--$17,978,787; gross unrealized depreciation--$6,867,278).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $922,000 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

      During the six months ended June 30, 2000, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2000 are as follows:

                                                  Value at       Value at
Number of                         Expiration       Trade         June 30,        Unrealized
Contracts           Type             Date           Date           2000         Depreciation
---------     ----------------    -----------    ----------     ----------     --------------
              Short Position:
               U.S. Treasury
    28             Index          Sept. 2000     $2,702,000     $2,725,625        $(23,625)
                                                                               --------------
                                                                               --------------

      The Fund entered into a swap agreement with Morgan Stanley Capital Services, Inc. The Fund receives the fixed rate each June 29 and December 29 up to and including December 29, 2010 (the 'Termination Date') and the Fund pays the Bond Market AssociationE Municipal Swap Index announced by Municipal Market Data each Wednesday, or if such day is not a New York Business Day, then the next New York Business Day during the Calculation Period (the 'Determination Date').

      Details of open interest rate swaps at June 30, 2000 are as follows:

Notional
 Amount                               Fixed           Floating        Termination      Unrealized
 (000)             Type                Rate             Rate             Date         Appreciation
--------     -----------------    --------------    ------------     -------------    -------------
$ 16,000     Forward Rate            5.2525%           B.M.A.          12/29/10          $10,063

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will
                                                                          31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2000:
Shares sold                                                   2,547,061    $   37,339,021
Shares issued in reinvestment of dividends and
  distributions                                                 517,475         7,589,385
Shares reacquired                                            (5,556,324)      (81,592,432)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion         (2,491,788)      (36,664,026)
Shares issued upon conversion from Class B                      999,722        14,699,358
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,492,066)   $  (21,964,668)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                  10,154,359    $  150,151,142
Shares issued in connection with reorganization
   (Note 6)                                                   5,719,568        92,139,437
Shares issued in reinvestment of dividends and
   distributions                                              1,049,415        16,182,668
Shares reacquired                                           (13,662,479)     (212,057,236)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion          3,260,863        46,416,011
Shares issued upon conversion from Class B                      595,834         9,168,416
                                                       ----------------    --------------
Net increase in shares outstanding                            3,856,697    $   55,584,427
                                                       ----------------    --------------
                                                       ----------------    --------------
Class B
----------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                     141,393    $    2,073,895
Shares issued in reinvestment of dividends and
  distributions                                                  78,217         1,149,576
Shares reacquired                                              (829,602)      (12,193,597)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (609,992)       (8,970,126)
Shares reacquired upon conversion into Class A                 (997,290)      (14,699,358)
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,607,282)   $  (23,669,484)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                     826,622    $   10,991,293
Shares issued in connection with reorganization
  (Note 6)                                                    1,236,086        19,953,535
Shares issued in reinvestment of dividends and
  distributions                                                 209,350         3,243,633
Shares reacquired                                            (2,859,392)      (44,047,247)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (587,334)       (9,858,786)
Shares reacquired upon conversion into Class A                 (594,471)       (9,168,416)
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,181,805)   $  (19,027,202)
                                                       ----------------    --------------
                                                       ----------------    --------------

    32

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2000:
Shares sold                                                         766    $       11,222
Shares issued in reinvestment of dividends and
  distributions                                                   2,419            35,541
Shares reacquired                                               (58,661)         (861,390)
                                                       ----------------    --------------
Net decrease in shares outstanding                              (55,476)   $     (814,627)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                      91,530    $    1,390,702
Shares issued in connection with reorganization
  (Note 6)                                                       29,355           473,862
Shares issued in reinvestment of dividends and
  distributions                                                   5,874            90,815
Shares reacquired                                               (62,002)         (958,956)
                                                       ----------------    --------------
Net increase in shares outstanding                               64,757    $      996,423
                                                       ----------------    --------------
                                                       ----------------    --------------
Class Z
----------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                      22,851    $      334,138
Shares issued in reinvestment of dividends and
   distributions                                                  1,194            17,510
Shares reacquired                                               (26,869)         (394,507)
                                                       ----------------    --------------
Net decrease in shares outstanding                               (2,824)   $      (42,859)
                                                       ----------------    --------------
                                                       ----------------    --------------
January 22, 1999(a) through
  December 31, 1999:
Shares sold                                                     210,908    $    3,262,799
Shares issued in connection with reorganization
  (Note 6)                                                      136,091         2,192,167
Shares issued in reinvestment of dividends and
  distributions                                                   3,661            56,842
Shares reacquired                                              (296,451)       (4,601,771)
                                                       ----------------    --------------
Net increase in shares outstanding                               54,209    $      910,037
                                                       ----------------    --------------
                                                       ----------------    --------------

---------------
(a) Commencement of offering of Class Z shares.
Note 6. Reorganization
On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series
                                                                          33

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

      The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
           Maryland Series:                           Fund                  Value
Class A                       1,545,436     Class A        1,074,419     $17,304,069
    B                           930,543           A          647,510      10,432,984
    C                            11,019           A            7,667         123,541
           Michigan Series:
Class A                       2,459,122           A        1,845,487      29,729,243
    B                         1,640,985           A        1,230,484      19,826,554
    C                            43,799           A           32,842         529,193
         Intermediate Series:
Class A                       1,302,336           A          881,159      14,193,853
    B                         1,830,315           B        1,236,086      19,953,535
    C                            43,467           C           29,355         473,862
    Z                           201,141           Z          136,091       2,192,167

      The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Maryland Series                                            $27,860,594       $ 2,342,040
Michigan Series                                             50,084,990         4,856,230
Intermediate Series                                         36,813,417         1,858,582

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
    34

       Prudential National Municipals Fund, Inc.

 Financial
        Highlights

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  14.72
                                                                  ----------------
Income from investment operations
Net investment income                                                      .37
Net realized and unrealized gain (loss) on investment
   transactions                                                            .13
                                                                  ----------------
      Total from investment operations                                     .50
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.37)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                 (.37)
                                                                  ----------------
Net asset value, end of period                                        $  14.85
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          3.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $480,871
Average net assets (000)                                              $482,282
Ratios to average net assets:
   Expenses, including distribution fees                                   .90%(d)
   Expenses, excluding distribution fees                                   .65%(d)
   Net investment income                                                  5.15%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  59%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    36                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      1999                1998                 1997                 1996                 1995
---------------------------------------------------------------------------------------------------------
    $  16.06            $  16.12             $  15.56             $  15.98             $  14.42
----------------    ----------------     ----------------     ----------------     ----------------
         .76                 .79                  .81(b)               .82(b)               .81(b)
       (1.34)                .06                  .67                 (.42)                1.57
----------------    ----------------     ----------------     ----------------     ----------------
        (.58)                .85                 1.48                  .40                 2.38
----------------    ----------------     ----------------     ----------------     ----------------
        (.76)               (.79)                (.81)                (.82)                (.81)
          --(c)               --(c)              (.01)                  --(c)              (.01)
          --                (.12)                (.10)                  --                   --
----------------    ----------------     ----------------     ----------------     ----------------
        (.76)               (.91)                (.92)                (.82)                (.82)
----------------    ----------------     ----------------     ----------------     ----------------
    $  14.72            $  16.06             $  16.12             $  15.56             $  15.98
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
       (3.69)%              5.41%                9.80%                2.66%               16.91%
    $498,428            $481,926             $493,178             $502,739             $538,145
    $531,603            $483,759             $491,279             $508,159             $446,350
         .86%                .73%                 .70%(b)              .68%(b)              .75%(b)
         .61%                .63%                 .60%(b)              .58%(b)              .65%(b)
        4.88%(d)            4.89%                5.15%(b)             5.31%(b)             5.34%(b)
          30%                 23%                  38%                  46%                  98%

    See Notes to Financial Statements                                     37

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.75
                                                                     --------
Income from investment operations
Net investment income                                                     .36
Net realized and unrealized gain (loss) on investment
   transactions                                                           .14
                                                                     --------
      Total from investment operations                                    .50
                                                                     --------
Less distributions
Dividends from net investment income                                     (.36)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
      Total distributions                                                (.36)
                                                                     --------
Net asset value, end of period                                        $ 14.89
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $69,186
Average net assets (000)                                              $82,393
Ratios to average net assets:
   Expenses, including distribution fees                                 1.15%(d)
   Expenses, excluding distribution fees                                  .65%(d)
   Net investment income                                                 4.89%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    38                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------
    $  16.10             $  16.16             $  15.60             $  16.02             $  14.45
----------------     ----------------     ----------------     ----------------     ----------------
         .73                  .73                  .75(b)               .76(b)               .76(b)
       (1.35)                 .06                  .67                 (.42)                1.58
----------------     ----------------     ----------------     ----------------     ----------------
        (.62)                 .79                 1.42                  .34                 2.34
----------------     ----------------     ----------------     ----------------     ----------------
        (.73)                (.73)                (.75)                (.76)                (.76)
          --(c)                --(c)              (.01)                  --(c)              (.01)
          --                 (.12)                (.10)                  --                   --
----------------     ----------------     ----------------     ----------------     ----------------
        (.73)                (.85)                (.86)                (.76)                (.77)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.75             $  16.10             $  16.16             $  15.60             $  16.02
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (3.98)%               4.99%                9.35%                2.26%               16.49%
    $ 92,265             $119,698             $141,528             $168,185             $222,865
    $118,044             $131,195             $151,938             $193,312             $252,313
        1.11%                1.13%                1.10%(b)             1.08%(b)             1.15%(b)
         .61%                 .63%                 .60%(b)              .58%(b)              .65%(b)
        4.62%                4.49%                4.75%(b)             4.91%(b)             4.96%(b)

    See Notes to Financial Statements                                     39

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.75
                                                                      -------
Income from investment operations
Net investment income                                                     .34
Net realized and unrealized gain (loss) on investment
   transactions                                                           .14
                                                                      -------
      Total from investment operations                                    .48
                                                                      -------
Less distributions
Dividends from net investment income                                     (.34)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                (.34)
                                                                      -------
Net asset value, end of period                                        $ 14.89
                                                                      -------
                                                                      -------
TOTAL RETURN(a):                                                         3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 2,262
Average net assets (000)                                              $ 2,482
Ratios to average net assets:
   Expenses, including distribution fees                                 1.40%(d)
   Expenses, excluding distribution fees                                  .65%(d)
   Net investment income                                                 4.64%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------
     $16.10               $16.16               $15.60               $16.02               $14.44
    -------              -------              -------              -------              -------
        .69                  .69                  .71(b)               .72(b)               .72(b)
      (1.35)                 .06                  .67                 (.42)                1.59
    -------              -------              -------              -------              -------
       (.66)                 .75                 1.38                  .30                 2.31
    -------              -------              -------              -------              -------
       (.69)                (.69)                (.71)                (.72)                (.72)
         --(c)                --(c)              (.01)                  --(c)              (.01)
         --                 (.12)                (.10)                  --                   --
    -------              -------              -------              -------              -------
       (.69)                (.81)                (.82)                (.72)                (.73)
    -------              -------              -------              -------              -------
     $14.75               $16.10               $16.16               $15.60               $16.02
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      (4.22)%               4.73%                9.08%                2.01%               16.22%
     $3,060               $2,296               $  825               $  772               $  403
     $2,643               $1,555               $  758               $  674               $  247
       1.36%                1.38%                1.35%(b)             1.33%(b)             1.40%(b)
        .61%                 .63%                 .60%(b)              .58%(b)              .65%(b)
       4.39%                4.23%                4.50%(b)             4.67%(b)             4.66%(b)

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                              Class Z
                                                ------------------------------------
                                                                      January 22,
                                                                        1999(d)
                                                 Six Months             Through
                                                    Ended            December 31,
                                                June 30, 2000            1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 14.71              $ 16.11
                                                -------------           -------
Income from investment operations
Net investment income                                  .39                  .73
Net realized and unrealized gain (loss) on
   investment transactions                             .14                (1.40)
                                                -------------           -------
      Total from investment operations                 .53                 (.67)
                                                -------------           -------
Less distributions
Dividends from net investment income                  (.39)                (.73)
Distributions in excess of net investment
income                                                  --                   --(c)
Distributions from net realized gains                   --                   --
                                                -------------           -------
      Total distributions                             (.39)                (.73)
                                                -------------           -------
Net asset value, end of period                     $ 14.85              $ 14.71
                                                -------------           -------
                                                -------------           -------
TOTAL RETURN(a):                                      3.69%               (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $   763              $   797
Average net assets (000)                           $   745              $ 1,391
Ratios to average net assets:
   Expenses, including distribution fees               .65%(e)              .64%(e)
   Expenses, excluding distribution fees               .65%(e)              .64%(e)
   Net investment income                              5.40%(e)             5.45%(e)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    42                                     See Notes to Financial Statements

Prudential National Municipals Fund, Inc.

         Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential National Municipals Fund, Inc.

           Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

                           www.prudential.com (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols         NASDAQ        CUSIP
          Class A    PRNMX       743918203
          Class B    PBHMX       743918104
          Class C    PNMCX       743918302
          Class Z     N/A        743918401

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF104E2    743918203    743918104    743918302    743918401



   (LOGO) Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential Municipal Series Fund/Massachusetts Series

Fund Type Municipal Bond

Objective Maximize current income that is exempt from Massachusetts State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style The Prudential Municipal Series Fund/Massachusetts Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 8/31/00

59.2%  Revenue Bonds
20.0   Prerefunded
15.2   General Obligation Bonds
 4.7   Miscellaneous
 0.9   Cash Equivalents

Credit Quality

Expressed as a percentage of total investments as of 8/31/00

16.4%  AAA
13.1   AA
 3.7   A
24.4   BBB
 1.5   BB
40.0   Insured
 0.9   Short-term

Ten Largest Issuers

Expressed as a percentage of net assets as of 8/31/00

6.6%  Massachusetts St. General Obligation
5.6   Massachusetts St. Port Authority Revenue
5.4   Massachusetts St. Turnpike Authority
4.4   Massachusetts St.Hlth. & Edl.--Faulkner Hospital*
4.4   Massachusetts St. Water Pollution Abatement
4.3   Boston Massachusetts Ind. Dev. Financial Authority
4.2   Massachusetts St. Hlth. & Edl.--Beth Israel Hospital
4.0   Massachusetts St. Hlth. & Edl.--Jordan Hospital*
4.0   Massachusetts Bay Transportation Authority Rev.
4.0   Puerto Rico Commonwealth

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

     www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns(1)       As of 8/31/00

                    One            Five            Ten             Since
                    Year           Years          Years          Inception(2)
Class A             4.82%     26.67% (26.44)  91.13% (90.79)    93.82% (93.47)
Class B             4.65      24.58  (24.35)  83.96  (83.63)   192.76  (182.71)
Class C             4.40      23.05  (22.83)       N/A          32.25  (32.01)
Class Z             5.08           N/A             N/A          17.48  (17.37)
Lipper MA Muni
Debt Fund Avg.(3)   5.15          27.43           93.38               ***

Average Annual Total Returns(1)           As of 9/30/00

                    One            Five            Ten             Since
                    Year           Years          Years          Inception(2)
Class A             1.35%       4.01% (3.97)   6.37% (6.35)      6.03% (6.01)
Class B            -0.75        4.11  (4.08)   6.28  (6.26)      6.90  (6.62)
Class C             1.98        3.82  (3.78)       N/A           4.36  (4.33)
Class Z             4.75            N/A            N/A           4.17  (4.15)

Distributions and Yields                       As of 8/31/00

         Total Distributions     30-Day      Taxable Equivalent    Tax Rates of
          Paid for 12 Months   SEC Yield       Yield(4) at 36%        39.6%
Class A        $0.53             4.28%            7.11%                7.53%
Class B        $0.50             4.22             7.01                 7.43
Class C        $0.48             3.99             6.63                 7.02
Class Z        $0.56             4.67             7.76                 8.22

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

(2) Inception dates: Class A, 1/22/90; Class B, 9/25/84; Class C, 8/1/94; and Class Z, 12/6/96.

(3) Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Massachusetts Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

(4) Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 98.27% for Class A, 226.85% for Class B, 38.06% for Class C, and 16.50% for Class Z, based on all funds in each share class.(1)

(LOGO)                           October 18, 2000

DEAR SHAREHOLDER,

The tax-exempt bond market was very volatile during our fiscal year that ended August 31, 2000. Municipal bond prices began to fall early in the period because the Federal Reserve (the Fed) repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

While many of the bonds held by the Prudential Municipal Series Fund/Massachusetts Series gained in value, one of its holdings performed poorly. Losses on these bonds detracted from the Series' returns. Without considering the initial sales charge, the Series' share classes underperformed their benchmark Lipper Average, which is not subject to sales charges. We discuss developments in the municipal bond market and explain the Series' investments on the following pages.

Proposed merger A proposal to merge the Massachusetts Series into the National Municipal Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund                            Massachusetts Series

Annual Report                                                    August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, hoping it would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis gained later in the year.

Prudential Municipal Series Fund                            Massachusetts Series

Annual Report                                                    August 31, 2000

The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000. Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

While investors scrambled to buy municipal bonds, the supply of newly issued munis dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new issues due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses. This supply/demand imbalance also helped boost municipal bond prices.

Bradford College bonds hurt Series' returns
By contrast, we own bonds backed by Bradford College whose prices declined sharply because the college shut its doors at the end of its spring semester in 2000. While the college continues to make its debt payments on the bonds, it is expected that the sale of the campus facilities will be necessary in order for the college to continue meeting its debt obligations. (The campus is currently being marketed.) Standard & Poor's Corporation downgraded its rating of the bonds to CCC, which indicates there is substantial credit risk. Losses suffered on these bonds were a key reason that the Series share classes, without considering the initial sales charge, underperformed their benchmark Lipper Average, which is not subject to sales charges. On the other hand, the Series also owns bonds backed by Harvard University that are rated AAA because of Harvard's strong financial standing. These bonds gained in value as prices of munis generally moved higher.

Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund                            Massachusetts Series
                 Portfolio of Investments as of August 31, 2000

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
Boston Massachusetts Ind. Dev.
 Fin. Auth., Swr. Fac. Rev.,
 Harbor Elec. Energy Co. Proj.,
 A.M.T.                               Baa1             7.375%      05/15/15   $    1,500     $ 1,541,565
Brockton Massachusetts, Gen. Oblig.   Aa3              6.125       06/15/18        1,030       1,057,985
Holyoke Massachusetts, Gen. Oblig.,
 School Proj., M.B.I.A.               Aaa              8.10        06/15/05          700(e)      764,820
Lowell Massachusetts, Gen. Oblig.     Aaa              7.625       02/15/10          750(e)      783,457
Lynn Mass. Wtr. & Swr. Comn.,
 Gen. Rev., Ser. A, M.B.I.A.          Aaa              7.25        12/01/10          850(e)      872,967
Mass. Bay Trans. Auth. Rev.,
 Assmnt., Ser. A                      Aa1              5.25        07/01/30          750         712,088
Mass. Bay Trans. Auth., Gen.
 Trans. Sys., Ser. A. M.B.I.A.        Aaa              5.50        03/01/15          700         722,645
Mass. St. College Bldg. Auth. Proj.
 Rev., Ser. A, M.B.I.A.               Aaa              Zero        05/01/22        2,250         667,193
Mass. St. Dev. Fin. Agy. Rev.,
 Concord-Assabet Family Svcs.         Ba2              6.00        11/01/28          750(f)      550,477
 Higher Ed. Smith College,            Aa1              5.75        07/01/29          500         508,425
Mass. St. Gen. Oblig.,
 Ser. A, A.M.B.A.C.                   Aaa              5.00        07/01/12        1,000       1,006,150
 Ser. C, F.G.I.C.                     Aaa              6.00        08/01/09        1,250       1,371,975
Mass. St. Hlth. & Edl. Facs. Auth.
 Harvard University, Ser. W           Aaa              6.00        07/01/35          500         529,920
 Ser. A, F.G.I.C.                     Aaa              5.875       10/01/29          500         513,290
 Beth Israel Hospital, A.M.B.A.C.     Aaa              7.437(d)    07/01/25        1,500       1,518,750
 Dana Farber Cancer Proj.,
 Ser. G-1                             A1               6.25        12/01/22          625         626,369
 Faulkner Hospital, Ser. C            Baa1             6.00        07/01/23        1,500(e)    1,582,680
 Holyoke Hospital, Ser. B             Baa3             6.50        07/01/15          550         510,934
 Jordan Hospital, Ser. C              BBB+(c)          6.875       10/01/22        1,350(e)    1,436,926
 Med. Academic & Scientific
 Co., Ser. A                          BBB-(c)          6.625       01/01/15        1,000       1,014,880
 Simmons College Ser. D, A.M.B.A.C.   Aaa              6.05        10/01/20        1,000       1,059,620
 Valley Regional Hlth. Sys.,
 Ser. C                               AAA(c)           7.00        07/01/10          825         957,437
 Winchester Hospital, Ser. D          AAA(c)           5.75        07/01/24        1,000         999,910


See Notes to Financial Statements                                              5

Prudential Municipal Series Fund                            Massachusetts Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
Mass. St. Ind. Fin. Agcy. Rev.,
 Bradford College                     CCC(c)           5.625%      11/01/28   $    1,000     $   819,700
 Cambridge Friends School             BBB(c)           5.80        09/01/28          700         651,280
 Phillips Academy                     Aaa              5.375       09/01/23        1,000         976,150
Mass. St. Port Auth. Rev.,
 Ser. 1999A                           Baa3             5.75        10/01/29          600         597,210
 Ser. B, A.M.T.                       Aa3              5.00        07/01/18        1,000         932,790
 Ser. D, A.M.T.                       Aa3              6.25        07/01/17        1,000       1,069,820
Mass. St. Tpk. Auth., Met. Hwy.
 Sys. Rev.,
 Ser. C, M.B.I.A.                     Aaa              Zero        01/01/17        2,000         820,520
 Ser. A, A.M.B.A.C.                   Aaa              5.00        01/01/39          750         671,708
 Ser. A, M.B.I.A.                     Aaa              Zero        01/01/28        2,000         428,100
Mass. St. Water Poll. Abatement
 Trust Rev., Ser. 5                   Aaa              5.50        08/01/29          500         492,855
 Trust Rev., Ser. A                   Aa3              6.375       02/01/15        1,000       1,066,370
Mass. St. Water Res. Auth. Rev.,
 Ser. B, M.B.I.A.                     Aaa              6.25        12/01/11          500         560,100
 Ser. D, M.B.I.A.                     Aaa              6.00        08/01/13          500         546,135
Plymouth County Mass Corr. Facs.
 Cert. of Part., Ser.A                Aaa              7.00        04/01/22          500(e)      535,755
Puerto Rico Commonwealth
 Gen. Oblig., A.M.B.A.C.              NR               9.977       07/01/10          500         695,095
 Gen. Oblig. Pub. Impt., M.B.I.A.     Aaa              Zero        07/01/19        2,000         733,180
Puerto Rico Electric Pwr. Auth.
 Rev., Ser. T                         Baa1             6.375       07/01/24        1,000(e)    1,097,740
Rail Connections Inc. Mass.
 Rev., Ser. B                         A(c)             Zero        07/01/21        2,500         675,075
Virgin Islands Public Fin. Auth.
 Rev., Gross Rcpts. Taxes Ln.,
 Ser. A                               BBB-(c)          6.50        10/01/24          500         517,945
                                                                                             -----------
Total long-term investments
 (cost $33,357,650)                                                                          $35,197,991
                                                                                             -----------


6                                              See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.8%
Mass. St. Hlth. & Edl. Facs. Auth.
 Rev., Ser. SGA 65, F.R.D.D.          A1+(c)           4.35%       09/01/00   $      300     $   300,000
                                                                                             -----------
Total short-term investments
 (cost $300,000)                                                                                 300,000
                                                                                             -----------
Total Investments  99.2%
 (cost $33,657,650; Note 4)                                                                   35,497,991
                                                                                             -----------
Other assets in excess of
 liabilities  0.8%                                                                               272,320
                                                                                             -----------
Net Assets  100%                                                                             $35,770,311
                                                                                             -----------
                                                                                             -----------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Fair valued security.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


See Notes to Financial Statements                                              7

Prudential Municipal Series Fund                            Massachusetts Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $33,657,650)                             $35,497,991
Cash                                                                      56,886
Interest receivable                                                      461,669
Deferred expenses                                                            906
                                                                   ---------------
      Total assets                                                    36,017,452
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                     119,442
Accrued expenses                                                          81,263
Dividends payable                                                         16,168
Management fee payable                                                    15,157
Distribution fee payable                                                   8,965
Deferred trustees' fees                                                    6,146
                                                                   ---------------
      Total liabilities                                                  247,141
                                                                   ---------------
NET ASSETS                                                           $35,770,311
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    32,311
   Paid-in capital in excess of par                                   34,351,578
                                                                   ---------------
                                                                      34,383,889
   Accumulated net realized loss on investments                         (453,919)
   Net unrealized appreciation on investments                          1,840,341
                                                                   ---------------
Net assets, August 31, 2000                                          $35,770,311
                                                                   ---------------
                                                                   ---------------


8                                              See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
             Statement of Assets and Liabilities Con't.

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($26,657,318 / 2,407,579 shares of beneficial interest
      issued and outstanding)                                              $11.07
   Maximum sales charge (3% of offering price)                                .34
                                                                   ---------------
   Maximum offering price to public                                        $11.41
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($8,734,206 / 789,262 shares of beneficial interest
      issued and outstanding)                                              $11.07
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value, and redemption price per share
      ($305,273 / 27,586 shares of beneficial interest issued
      and outstanding)                                                     $11.07
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $11.18
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($73,514/6,644 shares of beneficial interest
      issued and outstanding)                                              $11.06
                                                                   ---------------
                                                                   ---------------


See Notes to Financial Statements                                              9

Prudential Municipal Series Fund                            Massachusetts Series
                             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 2,277,530
                                                                   ---------------
Expenses
   Management fee                                                        185,314
   Distribution fee--Class A                                              66,378
   Distribution fee--Class B                                              50,534
   Distribution fee--Class C                                               1,610
   Custodian's fees and expenses                                          75,000
   Report to shareholders                                                 40,000
   Registration fees                                                      30,000
   Transfer agent's fees and expenses                                     18,000
   Audit fee                                                              10,000
   Trustees' fees and expenses                                            10,000
   Legal fees and expenses                                                 8,000
   Miscellaneous                                                           4,653
                                                                   ---------------
      Total expenses                                                     499,489
Less: Custodian fee credit                                                  (339)
                                                                   ---------------
    Net expenses                                                         499,150
                                                                   ---------------
Net investment income                                                  1,778,380
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
   Investment transactions                                              (250,743)
   Financial futures transactions                                         (4,742)
                                                                   ---------------
                                                                        (255,485)
Net change in unrealized appreciation of investments                      69,319
                                                                   ---------------
Net loss on investments                                                 (186,166)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,592,214
                                                                   ---------------
                                                                   ---------------


10                                             See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
                       Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2000               1999
DECREASE IN NET ASSETS
Operations
   Net investment income                           $   1,778,380      $   2,069,644
   Net realized loss on investment transactions         (255,485)           (12,605)
   Net change in unrealized appreciation
      (depreciation) of investments                       69,319         (2,713,045)
                                                  ---------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                        1,592,214           (656,006)
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (1,292,367)        (1,418,190)
      Class B                                           (472,416)          (640,864)
      Class C                                             (9,612)            (8,016)
      Class Z                                             (3,985)            (2,574)
                                                  ---------------    ---------------
                                                      (1,778,380)        (2,069,644)
                                                  ---------------    ---------------
   Distributions in excess of net investment
    income
      Class A                                                 --             (9,090)
      Class B                                                 --             (4,519)
      Class C                                                 --                (55)
      Class Z                                                 --                (20)
                                                  ---------------    ---------------
                                                              --            (13,684)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                                 --           (284,387)
      Class B                                                 --           (141,295)
      Class C                                                 --             (1,712)
      Class Z                                                 --               (626)
                                                  ---------------    ---------------
                                                              --           (428,020)
                                                  ---------------    ---------------
Series share transactions (net of share
 conversions) (Note 5):
   Net proceeds from shares sold                       1,277,060          7,872,665
   Net asset value of shares issued in
      reinvestment of dividends                          991,084          1,388,189
   Cost of shares reacquired                          (7,028,093)       (10,782,045)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                    (4,759,949)        (1,521,191)
                                                  ---------------    ---------------
Total decrease                                        (4,946,115)        (4,688,545)
NET ASSETS
Beginning of year                                     40,716,426         45,404,971
                                                  ---------------    ---------------
End of year                                        $  35,770,311      $  40,716,426
                                                  ---------------    ---------------
                                                  ---------------    ---------------


See Notes to Financial Statements                                             11

Prudential Municipal Series Fund                            Massachusetts Series
                          Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters: The Series invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1999 through August 22, 2000. Effective August 23, 2000 such expenses under the plans were .25 of 1%, .25 of 1% and .25 of 1% of the average daily net assets of Class A, B and C shares, respectively.

      PIMS has advised the Series that it has received approximately $1,100 and $1,100 in front-end sales charges resulting from sales of Class A and C shares,

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

respectively, during the year ended August 31, 2000. From these fees PIMS paid such sales charges to an affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, it received approximately $11,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $14,100 for the services of PMFS. As of August 31, 2000, approximately $1,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000, were $16,518,232 and $12,215,755, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was $33,718,451 and accordingly, net unrealized appreciation of investments

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

for federal income tax purposes was $1,779,540 (gross unrealized appreciation--$2,207,265, gross unrealized depreciation--$427,725).

      The Series elected, for United States Federal income tax purposes, to treat capital losses of approximately $129,000 incurred in the ten month period ended August 31, 2000 as having been incurred in the following fiscal year.

      For federal income tax purposes, the Portfolio had a capital loss carryforward as of August 31, 2000 of approximately $242,000 of which $8,000 expires in 2007 and $234,000 expires in 2008 respectively. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such capital loss carryforward.

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the years ended August 31, 2000 and August 31, 1999 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       19,201    $    207,810
Shares issued in reinvestment of dividends                        69,229         748,726
Shares reacquired                                               (443,521)     (4,784,158)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (355,091)     (3,827,622)
Shares issued upon conversion from Class B                       280,516       3,045,106
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (74,575)   $   (782,516)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      478,960    $  5,646,776
Shares issued in reinvestment of dividends and distributions      84,266         981,877
Shares reacquired                                               (589,103)     (6,781,033)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (25,877)       (152,380)
Shares issued upon conversion from Class B                        69,112         806,972
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     43,235    $    654,592
                                                              ----------    ------------
                                                              ----------    ------------

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       65,659    $    709,733
Shares issued in reinvestment of dividends                        21,644         233,926
Shares reacquired                                               (184,115)     (1,992,731)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (96,812)     (1,049,072)
Shares reacquired upon conversion into Class A                  (280,709)     (3,045,106)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (377,521)   $ (4,094,178)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      170,635    $  1,982,178
Shares issued in reinvestment of dividends and distributions      34,077         397,292
Shares reacquired                                               (335,629)     (3,901,106)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (130,917)     (1,521,636)
Shares reacquired upon conversion into Class A                   (69,125)       (806,972)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (200,042)   $ (2,328,608)
                                                              ----------    ------------
                                                              ----------    ------------


Class C
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       12,528    $    134,833
Shares issued in reinvestment of dividends                           422           4,568
Shares reacquired                                                 (2,271)        (24,766)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     10,679    $    114,635
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       13,079    $    154,281
Shares issued in reinvestment of dividends and distributions         504           5,854
Shares reacquired                                                 (6,438)        (74,609)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      7,145    $     85,526
                                                              ----------    ------------
                                                              ----------    ------------


Class Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       20,993    $    224,684
Shares issued in reinvestment of dividends                           357           3,864
Shares reacquired                                                (21,121)       (226,438)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                        229    $      2,110
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                        7,626    $     89,430
Shares issued in reinvestment of dividends and distributions         273           3,166
Shares reacquired                                                 (2,210)        (25,297)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      5,689    $     67,299
                                                              ----------    ------------
                                                              ----------    ------------

Prudential Municipal Series Fund                            Massachusetts Series
                      Notes to Financial Statements Cont'd.

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization'), which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Funds, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Class Z shares of the Series would be exchanged at net asset value for Class Z shares of equivalent value of National Municipals. The Series would then cease operations.

      The Plan of Reorganization requires approval by the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.

Prudential Municipal Series Fund                            Massachusetts Series
                              Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.09
                                                                   ---------------
Income from investment operations
Net investment income                                                       .53
Net realized and unrealized gain (loss) on investment
transactions                                                               (.02)
                                                                   ---------------
   Total from investment operations                                         .51
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.53)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.53)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  26,657
Average net assets (000)                                              $  26,551
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.28%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.87%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   34%

------------------------------
(a) Net of management fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


20                                             See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  11.90             $  11.69             $  11.54             $  11.63
----------------     ----------------     ----------------     ----------------
         .53                  .55                  .58(a)               .59(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.17)                 .92                  .91                  .57
----------------     ----------------     ----------------     ----------------
        (.53)                (.55)                (.58)                (.59)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.64)                (.71)                (.76)                (.66)
----------------     ----------------     ----------------     ----------------
    $  11.09             $  11.90             $  11.69             $  11.54
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.44)%               8.10%                8.10%                4.93%
    $ 27,527             $ 29,024             $ 28,890             $ 28,058
    $ 30,705             $ 29,031             $ 29,096             $ 28,091
        1.11%                1.04%                1.00%(a)             1.06%(a)
         .91%                 .94%                 .90%(a)              .96%(a)
        4.62%                4.75%                5.00%(a)             5.06%(a)
          24%                  33%                  22%                  18%


See Notes to Financial Statements                                             21

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .50
Net realized and unrealized gain (loss) on investment
transactions                                                               (.01)
                                                                   ---------------
   Total from investment operations                                         .49
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.50)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.50)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $   8,734
Average net assets (000)                                              $  10,214
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.52%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.62%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


22                                             See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  11.89             $  11.68             $  11.53             $  11.62
----------------     ----------------     ----------------     ----------------
         .50                  .51                  .53(a)               .54(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.20)                 .88                  .86                  .52
----------------     ----------------     ----------------     ----------------
        (.50)                (.51)                (.53)                (.54)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.61)                (.67)                (.71)                (.61)
----------------     ----------------     ----------------     ----------------
    $  11.08             $  11.89             $  11.68             $  11.53
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.76)%               7.67%                7.67%                4.51%
    $ 12,931             $ 16,256             $ 18,247             $ 22,758
    $ 14,837             $ 17,253             $ 20,301             $ 25,751
        1.41%                1.44%                1.40%(a)             1.46%(a)
         .91%                 .94%                 .90%(a)              .96%(a)
        4.32%                4.35%                4.60%(a)             4.66%(a)


See Notes to Financial Statements                                             23

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .48
Net realized and unrealized gain (loss) on investment
transactions                                                               (.01)
                                                                   ---------------
   Total from investment operations                                         .47
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.48)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                    (0.48)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $     305
Average net assets (000)                                              $     220
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.76%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.38%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


24                                             See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  11.89             $  11.68             $  11.53             $  11.62
----------------     ----------------     ----------------     ----------------
         .47                  .48                  .50(a)               .51(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.23)                 .85                  .83                  .49
----------------     ----------------     ----------------     ----------------
        (.47)                (.48)                (.50)                (.51)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.58)                (.64)                (.68)                (.58)
----------------     ----------------     ----------------     ----------------
    $  11.08             $  11.89             $  11.68             $  11.53
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (2.00)%               7.41%                7.41%                4.26%
    $    187             $    116             $     78             $     45
    $    196             $    101             $     48             $     41
        1.66%                1.69%                1.65%(a)             1.72%(a)
         .91%                 .94%                 .90%(a)              .97%(a)
        4.08%                4.08%                4.36%(a)             4.39%(a)


See Notes to Financial Statements                                             25

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
transactions                                                               (.02)
                                                                   ---------------
   Total from investment operations                                         .54
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.56)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.56)
                                                                   ---------------
Net asset value, end of period                                        $   11.06
                                                                   ---------------
TOTAL RETURN(b):                                                           5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $      74
Average net assets (000)                                              $      78
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.03%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   5.13%

------------------------------
(a) Net of management fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Amounts are actual and not rounded to the nearest thousand.
(f) Less than .005 per share.


26                                             See Notes to Financial Statements

Prudential Municipal Series Fund                            Massachusetts Series
                          Financial Highlights Cont'd.

                                   Class Z
-----------------------------------------------------------------------------
          Year Ended August 31,                     December 6, 1996(d)
------------------------------------------          through August 31,
      1999                      1998                       1997
-----------------------------------------------------------------------------
    $  11.89                  $  11.68                   $   11.80
----------------          ----------------              ----------
         .56                       .58                         .47(a)
        (.70)                      .37                         .06
----------------          ----------------              ----------
        (.14)                      .95                         .53
----------------          ----------------              ----------
        (.56)                     (.58)                       (.47)
          --(f)                   (.01)                         --(f)
        (.11)                     (.15)                       (.18)
----------------          ----------------              ----------
        (.67)                     (.74)                       (.65)
----------------          ----------------              ----------
    $  11.08                  $  11.89                   $   11.68
----------------          ----------------              ----------
       (1.26)%                    8.31%                       4.54%
    $     71                  $      9                   $     204(e)
    $     53                  $      7                   $     200(e)
         .91%                      .94%                        .90%(a)(c)
         .91%                      .94%                        .90%(a)(c)
        4.86%                     4.91%                       5.55%(a)(c)


See Notes to Financial Statements                                             27

Prudential Municipal Series Fund                            Massachusetts Series
                        Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

As described in Note 6 to the financial statements, on August 23, 2000, the Board of Trustees of the Fund approved an agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

Prudential Municipal Series Fund                            Massachusetts Series
                   Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.48 per Class C share and $.56 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 2000.

Prudential Municipal Series Fund                            Massachusetts Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
                        www.prudential.com (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Municipal Series Fund                            Massachusetts Series

    Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                        www.prudential.com (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Series Fund                            Massachusetts Series

         Class A     Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 8/31/00

                     One Year     Five Years   Ten Years        Since Inception
With Sales Charge     1.68%      4.21% (4.17)   6.37% (6.35)    6.13% (6.11)
Without Sales Charge  4.82%      4.84% (4.80)   6.69% (6.67)    6.44% (6.42)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Massachusetts Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                        www.prudential.com (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       -0.35%   4.32% (4.29)   6.29% (6.27)     6.97% (6.74)
Without Sales Charge     4.65%   4.49% (4.46)   6.29% (6.27)     6.97% (6.74)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Massachusetts Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten- year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund                            Massachusetts Series

    Class C     Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       2.35%    4.03% (3.99)       N/A          4.53% (4.50)
Without Sales Charge    4.40%    4.24% (4.20)       N/A          4.70% (4.67)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Massachusetts Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in the parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                        www.prudential.com (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       5.08%         N/A           N/A          4.41% (4.38)
Without Sales Charge    5.08%         N/A           N/A          4.41% (4.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Massachusetts Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols      NASDAQ        CUSIP
Class A           PUMAX       74435M655
Class B           PMUNX       74435M663
Class C           PMACX       74435M564
Class Z           PMAZX       74435M416

MF119E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential Municipal Series Fund/North Carolina Series

Fund Type         Municipal Bond

Objective         Maximize current income that is exempt from North Carolina
State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/North Carolina Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax
(AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition
    Expressed as a percentage of total investments as of 8/31/00
        60.7%   Revenue Bonds
        14.2    General Obligation Bonds
        22.6    Prerefunded
         2.5    Cash Equivalents

Credit Quality
    Expressed as a percentage of total investments as of 8/31/00
        23.6%   AAA
        10.8    AA
         4.2    A
        20.2    BBB
        38.7    Insured
         2.5    Cash Equivalents

Ten Largest Issuers
    Expressed as a percentage of net assets as of 8/31/00
        15.7%   No. Carolina Eastern Municipal Power Agency*
         8.5    No. Carolina Municipal Power Agency
         7.8    Charlotte Water & Sewer*
         7.3    No. Carolina Med. Care Comm. Hosp. Revenue
         5.7    Puerto Rico Commonwealth
         4.4    Pitt Cnty. Pub. Fac.
         3.9    Charlotte Arpt. Revenue
         3.8    Northern Hosp. Dist.
         3.2    Charlotte Mecklenberg Hosp. Auth.*
         2.6    Guam Arpt. Auth. Revenue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

                        www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns(1)                As of 8/31/00
              One         Five               Ten             Since
              Year        Years             Years          Inception(2)
Class A       5.67%   28.36% (28.13)    86.27% (85.93)     90.16%  (89.81)
Class B       5.31    26.14  (25.91)    79.41  (79.09)    173.53  (164.07)
Class C       5.05    24.59  (24.36)         N/A           32.31   (32.07)
Lipper NC
 Muni Debt
 Fund Avg.(3) 5.21        27.58             84.96               ***


Average Annual Total Returns(1)             As of 9/30/00
           One        Five             Ten           Since
           Year       Years           Years        Inception(2)
Class A    2.30%   4.31% (4.27)    6.06% (6.04)    5.85% (5.83)
Class B    0.12    4.40  (4.36)    5.99  (5.97)    6.62  (6.34)
Class C    2.84    4.10  (4.06)        N/A         4.40  (4.37)


Distributions and Yields                    As of 8/31/00
        Total Distributions   30-Day     Taxable Equivalent    Tax Rates of
        Paid for 12 Months   SEC Yield    Yield(4) at 36%         39.6%
Class A      $0.53             4.37%           7.40%               7.84%
Class B      $0.50             4.32            7.32                7.75
Class C      $0.48             4.09            6.93                7.34

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

(2) Inception dates: Class A, 1/22/90; Class B, 2/13/85; and Class C, 8/1/94.

(3) Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the North Carolina Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

(4) Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 89.64% for Class A, 201.64% for Class B, and 37.48% for Class C, based on all funds in each share class.

(LOGO)                       October 18, 2000

Dear Shareholder,

During our fiscal year ended August 31, 2000, the Class A and Class B shares of the Prudential Municipal Series Fund/North Carolina Series, without considering the initial sales charge, outperformed their benchmark Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

Proposed merger
A proposal to merge the North Carolina Series into the National Municipals Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund                           North Carolina Series

Annual Report                                                    August 31, 2000

Investment Adviser's Report
Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, which it hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' Class A and Class B shares outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund                           North Carolina Series

Annual Report                                                    August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000. Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index return 7.56% for the first eight months of 2000, compared with only 4.10% for the Standard & Poor's 500 Composite Stock Price Index.

While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new munis due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

This periodic supply/demand imbalance in the municipal bond market heightened the appeal of Puerto Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico debt securities performed exceptionally well. The Series benefited from this trend as its various Puerto Rico bonds accounted for 9.8% of its total investments at the close of our fiscal year.

Other positions that enhanced the Series' returns included a portion of its holdings in the North Carolina Eastern Municipal Power Agency. These bonds gained in value after being escrowed to their maturity date and are now backed by direct obligations of the U.S. Treasury. We also benefited from good demand for North Carolina securities by selling at a profit tax-exempt bonds issued for a North Carolina retirement home.

Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund                           North Carolina Series
                 Portfolio of Investments as of August 31, 2000

                                    Moody's                              Principal
                                    Rating        Interest   Maturity    Amount           Value
Description (a)                     (Unaudited)   Rate       Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
Charlotte Mecklenberg Hosp. Auth.,
 Hlth. Care Sys. Rev.               AA(c)         6.25%       1/01/20    $      430(e)    $    448,735
 Hlth. Care Sys. Rev.               Aa3           6.25        1/01/20           320            326,800
 Hlth. Care Sys. Rev.               Aa3           5.875       1/15/26           500            504,870
Charlotte Arpt. Rev.,
 Ser. B, M.B.I.A., A.M.T.           Aaa           6.00        7/01/24         1,000          1,028,800
 Ser. B, M.B.I.A., A.M.T.           Aaa           6.00        7/01/28           500            513,785
Charlotte Storm Wtr. Fee Rev.       Aa2           6.00        6/01/25           500            524,590
Charlotte No. Carolina Wtr. &
 Swr. Sys. Rev.                     Aa2           5.25        6/01/24           500            482,210
 Gen. Oblig.                        Aaa           6.20        6/01/17         1,500(e)       1,574,760
 Gen. Oblig.                        Aaa           5.90        2/01/19         1,000(e)       1,064,630
Columbus Cnty. Ind. Fac. & Poll.
 Ctrl. Fin. Auth. Rev., Int'l.
 Paper Co. Proj., A.M.T.            Baa1          6.15        4/01/21         1,000          1,005,960
Concord Util. Sys. Rev., M.B.I.A.   Aaa           5.50       12/01/14         1,000          1,023,300
Cumberland Cnty. Hosp. Fac. Rev.,
 Cumberland Cnty. Hosp. Sys. Inc.   A3            5.25       10/01/29           500            430,950
Guam Arpt. Auth. Rev.,
 Ser. B, A.M.T.                     BBB(c)        6.60       10/01/10         1,000          1,057,400
Guam Pwr. Auth. Rev.,
 Ser. A                             BBB(c)        6.625      10/01/14           250(e)         276,640
 Ser. A                             AAA(c)        6.75       10/01/24           525(e)         583,385
Halifax Cnty. Ind. Fac. & Poll.
 Ctrl. Fin. Auth. Rev., Champion
 Int'l. Corp. Proj., Ser. A,
 A.M.T.                             Baa1          5.45       11/01/33         1,000            868,610
Lincoln Cnty., Gen. Oblig.,
 F.G.I.C.                           Aaa           5.10        6/01/09           500            515,625
No. Carolina Eastn. Mun. Pwr. Agcy.,
 Pwr. Sys. Rev., Ser. A, E.T.M.     Baa3          6.40        1/01/21         1,000          1,113,250
 Pwr. Sys. Rev., Ser. A             Aaa           6.00        1/01/26           650(e)         697,274
 Pwr. Sys. Rev., Ser. A, E.T.M.     Aaa           6.50        1/01/18         1,995          2,261,652
 Pwr. Sys. Rev., Ser. A, M.B.I.A.   Aaa           6.50        1/01/18         1,005          1,131,982
 Pwr. Sys. Rev., A.M.B.A.C.         Aaa           6.00        1/01/18         1,000          1,070,410


See Notes to Financial Statements                                              5

Prudential Municipal Series Fund                           North Carolina Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest   Maturity    Amount           Value
Description (a)                     (Unaudited)   Rate       Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------
No. Carolina Hsg. Fin. Agcy. Home
 Ownership Ser. 6A, A.M.T.          Aa2           6.20%       1/01/29    $    1,000       $  1,023,090
No. Carolina Med. Care Comm.,
 Hosp. Rev.,
 Annie Pen Mem. Hosp. Proj.         Baa3          7.50        8/15/21         1,000(e)       1,060,670
 Rex Hosp. Proj.                    Aaa           6.25        6/01/17         1,750(e)       1,865,307
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                           Aaa           6.00        1/01/10         1,250          1,356,787
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                           Aaa           6.22        1/01/12         2,000(d)       2,042,500
Northern Hosp. Dist., Surry Cnty.
 Hlth. Care Fac. Rev.               Ba1           7.875      10/01/21         1,500          1,503,885
Piedmont Triad Arpt. Auth., Arpt.
 Rev., Ser. B, F.S.A., A.M.T.       Aaa           6.00        7/01/21         1,000          1,028,800
Pitt Cnty. Pub. Fac., Cert. of
 Part.,
 Ser. A, M.B.I.A.                   Aaa           5.55        4/01/12         1,000          1,041,070
 Ser. B, M.B.I.A.                   Aaa           5.40        4/01/08           700            732,291
Pitt Cnty. Rev., Pitt Cnty. Mem.
 Hosp., E.T.M.                      Aaa           5.25       12/01/21         1,000            976,150
Puerto Rico Commonwlth.,
 Gen. Oblig., Ser. A, M.B.I.A.      Aaa           6.25        7/01/10         1,240          1,292,601
 Pub. Impt., Gen. Oblig.            Baa1          Zero        7/01/15         2,150            991,021
Puerto Rico Ind. Tourist Ed.
 Cogen Fac., AES Puerto Rico
 Proj., A.M.T.                      Baa2          6.625       6/01/26           575            599,397
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A., R.I.B.S.                 Aaa           6.42        1/25/07         1,000(e)(d)    1,052,500
Randolph Cnty., Cert. of Part.,
 F.S.A.                             Aaa           5.75        6/01/22           500            509,290
University of No. Carolina, Util.
 Sys. Rev.                          Aa2           Zero        8/01/19         2,715            960,350
Virgin Islands Pub. Fin. Auth.
 Rev., Gross Rcpts. Taxes Loan
 Note,
 Ser. A                             BBB(c)        6.50       10/01/24           500            517,945
Virgin Islands Terr., Spl. Tax,
 Ser. 91                            AAA(c)        7.75       10/01/06           305(e)         319,061
Wake Cnty. Hosp. Rev., E.T.M.,
 M.B.I.A.                           Aaa           5.125      10/01/26         1,000            960,950
Winston Salem, Sngl. Fam. Mtge.
 Rev., A.M.T.                       A1            8.00        9/01/07           205            209,627
                                                                                          ------------
Total long-term investments
 (cost $36,830,475)                                                                       $ 38,548,910
                                                                                          ------------


6                                              See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.3%
Halifax Cnty. Ind. Facs. & Poll.
 Fin. Auth., Westmoreland-Hadson
 Roanoke Valley, Ser. 91,
 F.R.D.D., A.M.T.                   CPS1          4.40%       9/01/00    $      400       $    400,000
No. Carolina Med. Care Comm.
 Hlth. Care Fac. Rev., The Givens
 Estates Inc. Proj., Ser. 97,
 F.R.D.D.                           VMIG1         4.35        9/01/00           100            100,000
                                                                                          ------------
Total short-term investments
 (cost $500,000)                                                                          $    500,000
                                                                                          ------------
Total Investments  97.7%
 (cost $37,330,475; Note 4)                                                                 39,048,910
                                                                                          ------------
Other assets in excess of
 liabilities  2.3%                                                                             936,581
                                                                                          ------------
Net Assets  100%                                                                          $ 39,985,491
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2000.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


See Notes to Financial Statements                                              7

Prudential Municipal Series Fund                           North Carolina Series
                       Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $37,330,475)                             $39,048,910
Cash                                                                      35,416
Receivable for investments sold                                          543,475
Interest receivable                                                      531,412
Other assets                                                               1,151
                                                                   ---------------
      Total assets                                                    40,160,364
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                      63,259
Accrued expenses                                                          56,128
Dividends payable                                                         22,518
Management fee payable                                                    16,871
Distribution fee payable                                                   9,951
Deferred trustee's fee                                                     6,146
                                                                   ---------------
      Total liabilities                                                  174,873
                                                                   ---------------
NET ASSETS                                                           $39,985,491
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    36,379
   Paid-in capital in excess of par                                   38,695,310
                                                                   ---------------
                                                                      38,731,689
   Accumulated net realized loss on investments                         (464,633)
   Net unrealized appreciation on investments                          1,718,435
                                                                   ---------------
Net assets, August 31, 2000                                          $39,985,491
                                                                   ---------------
                                                                   ---------------


8                                              See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
                   Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2000
----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($29,821,562 / 2,713,441 shares of beneficial interest
      issued and outstanding)                                           $10.99
   Maximum sales charge (3% of offering price)                             .34
                                                                   ---------------
   Maximum offering price to public                                     $11.33
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($10,133,543 / 921,699 shares of beneficial interest
      issued and outstanding)                                           $10.99
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share
      ($30,386 / 2,763 shares of beneficial interest issued and
      outstanding)                                                      $10.99
   Sales charge (1% of offering price)                                     .11
                                                                   ---------------
   Offering price to public                                             $11.10
                                                                   ---------------
                                                                   ---------------


See Notes to Financial Statements                                              9

Prudential Municipal Series Fund                           North Carolina Series
                             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 2,451,879
                                                                   ---------------
Expenses
   Management fee                                                        205,793
   Distribution fee--Class A                                              71,587
   Distribution fee--Class B                                              61,851
   Distribution fee--Class C                                                 213
   Custodian's fees and expenses                                          72,000
   Reports to shareholders                                                32,000
   Registration fees                                                      20,000
   Transfer agent's fees and expenses                                     17,000
   Audit fee                                                              10,000
   Trustees' fees and expenses                                             9,000
   Legal fees and expenses                                                 4,000
   Miscellaneous                                                           2,345
                                                                   ---------------
      Total expenses                                                     505,789
   Less: Custodian fee credit                                               (272)
                                                                   ---------------
      Net expenses                                                       505,517
                                                                   ---------------
Net investment income                                                  1,946,362
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
   Investment transactions                                              (476,170)
   Financial futures transactions                                         12,974
                                                                   ---------------
                                                                        (463,196)
Net change in unrealized appreciation on Investments                     572,593
                                                                   ---------------
Net gain on investments                                                  109,397
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,055,759
                                                                   ---------------
                                                                   ---------------


10                                             See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
                       Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                    ------------------------------
                                                         2000             1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                              $ 1,946,362      $ 2,241,676
   Net realized gain (loss) on investment
      transactions                                       (463,196)          58,888
   Net change in unrealized appreciation of
      investments                                         572,593       (3,120,844)
                                                    ---------------    -----------
   Net increase (decrease) in net assets
      resulting from operations                         2,055,759         (820,280)
                                                    ---------------    -----------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                          (1,376,420)      (1,400,647)
      Class B                                            (568,691)        (839,833)
      Class C                                              (1,251)          (1,196)
                                                    ---------------    -----------
                                                       (1,946,362)      (2,241,676)
                                                    ---------------    -----------
   Distributions from net realized gains
      Class A                                             (13,336)        (152,983)
      Class B                                              (6,298)        (100,812)
      Class C                                                 (13)            (148)
                                                    ---------------    -----------
                                                          (19,647)        (253,943)
                                                    ---------------    -----------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                          971,027        3,818,192
   Net asset value of shares issued in
      reinvestment of dividends and distributions       1,005,340        1,320,522
   Cost of shares reacquired                           (8,068,943)      (7,739,135)
                                                    ---------------    -----------
   Net decrease in net assets from Series share
      transactions                                     (6,092,576)      (2,600,421)
                                                    ---------------    -----------
Total decrease                                         (6,002,826)      (5,916,320)
NET ASSETS
Beginning of year                                      45,988,317       51,904,637
                                                    ---------------    -----------
End of year                                           $39,985,491      $45,988,317
                                                    ---------------    -----------
                                                    ---------------    -----------


See Notes to Financial Statements                                             11

Prudential Municipal Series Fund                           North Carolina Series
                          Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the 'Series') commenced investment operations in February 1985. The Series is diversified and its investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

Prudential Municipal Series Fund                           North Carolina Series
                      Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue

Prudential Municipal Series Fund                           North Carolina Series
                      Notes to Financial Statements Cont'd.

to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custodian Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Prudential Municipal Series Fund                           North Carolina Series
                      Notes to Financial Statements Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1999 through August 22, 2000. Effective August 23, 2000, such expenses under the plans were .25 of 1% of the average daily net assets of the Class A, B and C shares.

      PIMS has advised the Series that it received approximately $1,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended August 31, 2000, it received approximately $15,400 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $14,100 for the services of PMFS. As of August 31, 2000, approximately $1,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Prudential Municipal Series Fund                           North Carolina Series
                      Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $8,805,438 and $15,796,356, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000, was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,718,435 (gross unrealized appreciation-$1,931,114; gross unrealized depreciation-$212,679).

      For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 2000 of approximately $220,500 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Series will elect to treat net capital losses of approximately $242,700, incurred in the ten month period ended August 31, 2000 as having occurred in the following fiscal year.

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Year ended August 31, 2000:
Shares sold                                                        40,432    $   432,926
Shares issued in reinvestment of dividends and distributions       64,170        685,642
Shares reacquired                                                (535,132)    (5,709,136)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (430,530)    (4,590,568)
Shares issued upon conversion from Class B                        452,915      4,847,220
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                      22,385    $   256,652
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                       160,409    $ 1,841,063
Shares issued in reinvestment of dividends and distributions       70,495        808,498
Shares reacquired                                                (371,069)    (4,230,540)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (140,165)    (1,580,979)
Shares issued upon conversion from Class B                        251,666      2,895,820
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                     111,501    $ 1,314,841
                                                               ----------    -----------
                                                               ----------    -----------

Prudential Municipal Series Fund                           North Carolina Series
                      Notes to Financial Statements Cont'd.

Class B                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Year ended August 31, 2000:
Shares sold                                                        50,141    $   537,507
Shares issued in reinvestment of dividends and distributions       29,876        319,061
Shares reacquired                                                (220,782)    (2,359,807)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (140,765)    (1,503,239)
Shares reacquired upon conversion into Class A                   (452,626)    (4,847,220)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (593,391)   $(6,350,459)
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                       170,364    $ 1,976,534
Shares issued in reinvestment of dividends and distributions       44,516        511,315
Shares reacquired                                                (306,345)    (3,508,595)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      (91,465)    (1,020,746)
Shares reacquired upon conversion into Class A                   (251,607)    (2,895,820)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (343,072)   $(3,916,566)
                                                               ----------    -----------
                                                               ----------    -----------


Class C
-------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                            55    $       594
Shares issued in reinvestment of dividends and distributions           60            637
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                         115    $     1,231
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                            52    $       595
Shares issued in reinvestment of dividends and distributions           61            709
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                         113    $     1,304
                                                               ----------    -----------
                                                               ----------    -----------

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization') which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Fund, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Series would then cease operations.

      The Plan of Reorganization requires approval by the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.

Prudential Municipal Series Fund                           North Carolina Series
                              Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.92
                                                                     --------
Income from investment operations
Net investment income                                                     .52
Net realized and unrealized gain (loss) on investment
transactions                                                              .08
                                                                     --------
      Total from investment operations                                    .60
                                                                     --------
Less distributions
Dividends from net investment income                                     (.52)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.01)
                                                                     --------
      Total distributions                                                (.53)
                                                                     --------
Net asset value, end of year                                          $ 10.99
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $29,822
Average net assets (000)                                              $28,635
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.15%
   Expenses, excluding distribution and service (12b-1) fees              .90%
   Net investment income                                                 4.81%
For Class A, B and C shares:
   Portfolio turnover rate                                                 22%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


18                                             See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
                          Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.69             $  11.28             $  11.06             $  11.19
    --------             --------             --------             --------
         .53                  .55                  .54(a)               .53(a)
        (.71)                 .41                  .38                 (.01)
    --------             --------             --------             --------
        (.18)                 .96                  .92                  .52
    --------             --------             --------             --------
        (.53)                (.55)                (.54)                (.53)
          --                   --(c)                --                   --
        (.06)                  --                 (.16)                (.12)
    --------             --------             --------             --------
        (.59)                (.55)                (.70)                (.65)
    --------             --------             --------             --------
    $  10.92             $  11.69             $  11.28             $  11.06
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.72)%               8.72%                8.58%                4.70%
    $ 29,400             $ 30,149             $ 29,350             $ 28,089
    $ 30,621             $ 29,617             $ 29,055             $ 27,628
        1.03%                 .84%                 .93%(a)             1.03%(a)
         .83%                 .74%                 .83%(a)              .93%(a)
        4.57%                4.79%                4.87%(a)             4.78%(a)
          15%                  27%                  35%                  23%


See Notes to Financial Statements                                             19

Prudential Municipal Series Fund                           North Carolina Series
                          Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.93
                                                                   ---------------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .07
                                                                   ---------------
      Total from investment operations                                     .56
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.01)
                                                                   ---------------
      Total distributions                                                 (.50)
                                                                   ---------------
Net asset value, end of year                                           $ 10.99
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $10,133
Average net assets (000)                                               $12,495
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.39%
   Expenses, excluding distribution and service (12b-1) fees               .90%
   Net investment income                                                  4.55%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


20                                             See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
                          Financial Highlights Cont'd.

                                       Class B
------------------------------------------------------------------------------
                                Year Ended August 31,
------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
------------------------------------------------------------------------------
    $  11.69             $  11.29             $  11.06             $  11.19
    --------             --------             --------             --------
         .49                  .51                  .50(a)               .49(a)
        (.70)                 .40                  .39                 (.01)
    --------             --------             --------             --------
        (.21)                 .91                  .89                  .48
    --------             --------             --------             --------
        (.49)                (.51)                (.50)                (.49)
          --                   --(c)                --                   --
        (.06)                  --                 (.16)                (.12)
    --------             --------             --------             --------
        (.55)                (.51)                (.66)                (.61)
    --------             --------             --------             --------
    $  10.93             $  11.69             $  11.29             $  11.06
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.93)%               8.19%                8.25%                4.28%
    $ 16,560             $ 21,726             $524,952             $ 31,029
    $ 19,695             $ 23,460             $ 27,703             $ 35,605
        1.33%                1.24%                1.33%(a)             1.43%(a)
         .83%                 .74%                 .83%(a)              .93%(a)
        4.26%                4.39%                4.47%(a)             4.37%(a)


See Notes to Financial Statements                                             21

Prudential Municipal Series Fund                           North Carolina Series
                          Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.93
                                                                   ---------------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investment
transactions                                                               .07
                                                                   ---------------
      Total from investment operations                                     .54
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.47)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.01)
                                                                   ---------------
      Total distributions                                                 (.48)
                                                                   ---------------
Net asset value, end of year                                           $ 10.99
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $    30
Average net assets (000)                                               $    29
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.64%
   Expenses, excluding distribution and service (12b-1) fees               .90%
   Net investment income                                                  4.33%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


22                                             See Notes to Financial Statements

Prudential Municipal Series Fund                           North Carolina Series
                          Financial Highlights Cont'd.

                                       Class C
-----------------------------------------------------------------------------
                                Year Ended August 31,
-----------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-----------------------------------------------------------------------------
     $11.69               $11.29               $11.06               $11.19
    -------              -------              -------              -------
        .46                  .48                  .47(a)               .46(a)
       (.70)                 .40                  .39                 (.01)
    -------              -------              -------              -------
       (.24)                 .88                  .86                  .45
    -------              -------              -------              -------
       (.46)                (.48)                (.47)                (.46)
         --                   --(c)                --                   --
       (.06)                  --                 (.16)                (.12)
    -------              -------              -------              -------
       (.52)                (.48)                (.63)                (.58)
    -------              -------              -------              -------
     $10.93               $11.69               $11.29               $11.06
    -------              -------              -------              -------
    -------              -------              -------              -------
      (2.18)%               7.92%                7.98%                4.03%
     $   29               $   30               $   62               $   72
     $   30               $   31               $   68               $   69
       1.58%                1.49%                1.58%(a)             1.68%(a)
        .83%                 .74%                 .83%(a)              .93%(a)
       4.02%                4.14%                4.22%(a)             4.14%(a)


See Notes to Financial Statements                                             23

Prudential Municipal Series Fund                           North Carolina Series
                        Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified. As described in Note 6 to the financial statements, on August 23, 2000, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

Prudential Municipal Series Fund                           North Carolina Series
                       Federal Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $0.52 per Class A share, $0.49 per Class B share, and $0.47 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a long-term capital gain distribution of $0.005 which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2000.

Prudential Municipal Series Fund                           North Carolina Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

           www.prudential.com     (800) 225-1852

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
             One Year   Five Years       Ten Years       Since Inception
With Sales
 Charge       2.50%    4.48% (4.44%)    6.09% (6.07%)    5.94% (5.92%)
Without Sales
 Charge       5.67%    5.12% (5.08%)    6.42% (6.40%)    6.25% (6.23%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/North Carolina Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund                           North Carolina Series

(GRAPH)
Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00
              One Year    Five Years        Ten Years     Since Inception
With Sales
 Charge         0.31%    4.59% (4.55%)    6.02% (6.00%)    6.69% (6.45%)
Without Sales
 Charge         5.31%    4.75% (4.72%)    6.02% (6.00%)    6.69% (6.45%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/North Carolina Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

(GRAPH)
Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00
                 One Year    Five Years    Ten Years    Since Inception
With Sales
 Charge           3.00%     4.29% (4.25%)    N/A        4.54% (4.51%)
Without Sales
 Charge           5.05%     4.50% 4.46%)     N/A        4.71% (4.68%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/North Carolina Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols NASDAQ CUSIP
Class A PRNAX 74435M812
Class B PNCSX 74435M820
Class C PCNCX 74435M515

MF122E

(ICON)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Ohio Series

Fund Type Municipal Bond

Objective Maximize current income that is exempt from Ohio State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Ohio Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 8/31/00
          51.3%    Revenue Bonds
          28.9     General Obligation Bonds
          17.9     Prerefunded
           1.9     Miscellaneous

Credit Quality

Expressed as a percentage of total investments as of 8/31/00
          12.3%    AAA
          11.7     AA
           5.5     A
          18.7     BBB
           4.6     BB
          47.2     Insured

Ten Largest Issuers

Expressed as a percentage of net assets as of 8/31/00
          6.7%    Ohio State Turnpike Commission Revenue
          4.6     Guam Power Authority Revenue*
          4.5     Ohio State Air Quality Development Authority Revenue
          3.8     Puerto Rico Public Buildings Authority Revenue
          3.7     University of Puerto Rico Revenue
          3.7     Columbus Citation Housing Development Corp.
          3.5     Lucas County Hospital Revenue
          3.3     Lorain County Hospital Revenue
          3.0     Montgomery County Health System Revenue
          2.8     Lucas County Health Facility Revenue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

www.prudential.com       (800) 225-1852

Performance at a Glance

Cumulative Total Returns(1)     As of 8/31/00

               One          Five               Ten               Since
               Year         Years              Years           Inception(2)
Class A        5.17%    26.47% (26.25)     88.49% (87.99)     93.36%  (92.84)
Class B        4.90     24.29  (24.07)     81.75  (81.27)    197.76  (194.33)
Class C        4.64     22.77  (22.55)          N/A           31.46   (31.11)
Lipper OH
 Muni Debt
 Fund Avg.(3)  4.85         27.03              91.48               ***


Average Annual Total Returns(1)   As of 9/30/00
            One          Five             Ten             Since
            Year         Years           Years          Inception(2)
Class A     1.34%     3.94% (3.90)     6.14% (6.11)     5.99% (5.97)
Class B    -0.76      4.05  (4.01)     6.08  (6.05)     7.00  (6.91)
Class C     1.96      3.76  (3.72)         N/A          4.25  (4.21)


Distributions and Yields                    As of 8/31/00
        Total Distributions    30-Day   Taxable Equivalent   Tax Rates of
         Paid for 12 Months  SEC Yield    Yield(4) at 36%       39.6%
Class A        $0.61           4.26%           7.17%             7.60%
Class B        $0.58           4.20            7.07              7.50
Class C        $0.55           3.97            6.69              7.08

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

(2) Inception dates: Class A, 1/22/90; Class B, 9/20/84; and Class C, 8/1/94.

(3) Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Ohio Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

(4) Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 96.05% for Class A, 223.93% for Class B, and 37.09% for Class C, based on all funds in each share class.

(LOGO)                        October 18, 2000

Dear Shareholder,

During our fiscal year ended August 31, 2000, the Class A and Class B shares of the Prudential Municipal Series Fund/Ohio Series, without considering the initial sales charge, outperformed their benchmark Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, and by identifying undervalued bonds.

Proposed merger
A proposal to merge the Ohio Series into the National Municipals Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund                                     Ohio Series

Annual Report

August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, which it hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' Class A and Class B shares outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund                                     Ohio Series

Annual Report     August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000. Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index return 7.56% for the first eight months of 2000, compared with only 4.10% for the Standard & Poor's 500 Composite Stock Price Index.

Puerto Rico bonds enhanced Series' returns While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which in turn led to decreased issuance of tax-exempt bonds. In addition, the supply of new bonds due to refunding activity shrank, as many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

In Ohio, the amount of newly issued tax-exempt bonds from August 31, 1999, to August 31, 2000, dropped 27%, compared with the same period a year earlier, according to Thomson Financial Securities Data. As an alternative to Ohio securities, some market participants, including us, turned to Puerto Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico bonds performed very well. The Series benefited from this trend since its various Puerto Rico bonds accounted for 8.60% of its total investments at the end of our fiscal year.

CSC Steel bonds hurt Series' performance On the other hand, the Series owns nonrated tax- exempt bonds backed by CSC Steel that declined sharply in value because the company failed to make its August 2000 interest payment. The U.S. steel industry has generally been www.prudential.com (800) 225-1852 hurt by competition from inexpensively priced imported steel. CSC Steel has suffered from severe cash flow problems. It is trying to avoid a bankruptcy filing by negotiating with its lenders.

Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund                                     Ohio Series
                 Portfolio of Investments as of August 31, 2000

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
Akron, Gen. Oblig.                    A1               10.50%      12/01/04   $      200     $   245,358
Brecksville Broadview Heights City
 Sch. Dist., F.G.I.C.                 Aaa              6.50        12/01/16        1,000       1,103,350
Canton Water Works Sys., Gen.
 Oblig., A.M.B.A.C.                   Aaa              5.85        12/01/15          700         729,960
Clear Fork Valley Loc. Sch. Dist.,
 Richland Cnty.                       AA-(c)           Zero        12/01/24          845         206,290
Cleveland Arpt. Spl. Rev. Ref.,
 Continental Airlines, Inc., A.M.T.   Ba2              5.70        12/01/19          650         565,636
Cleveland Cuyahoga Cnty. Port Auth.
 Rev., Dev. Cap. Impvt. proj. Ser.
 A                                    NR               5.375       5/15/19           980         871,249
Cleveland, Gen. Oblig., M.B.I.A.      Aaa              5.75        8/01/15         1,000       1,059,740
Cleveland, Gen. Oblig., M.B.I.A.      Aaa              5.75        8/01/14         1,000       1,063,140
Columbus Citation Hsg. Dev. Corp.,
 Mtge. Rev., F.H.A.                   AA(c)            7.625       1/01/22         1,850(e)    2,236,520
Columbus, Gen. Oblig., Mun. Arpt.
 No. 32, A.M.T.                       Aaa              7.15        7/15/06           435         444,531
Cuyahoga Cnty. Hosp. Rev., Meridia
 Health Sys.                          A1               6.25        8/15/24         1,500(e)    1,642,275
Dayton, Gen. Oblig., M.B.I.A.         Aaa              7.00        12/01/07          480         549,658
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                             Aaa              5.95        12/01/14        1,000       1,047,200
Franklin Cnty. Hosp. Rev., Senior
 Doctors Hlth. Corp., Ser. A          Baa3             5.60        12/01/28          900         655,038
Greene Cnty. Cap. Apprec., Wtr.
 Sys. Rev., Ser. A, F.G.I.C.          Aaa              6.125       12/01/21        1,000       1,056,620
Guam Pwr. Auth. Rev., Ser. A          AAA(c)           6.75        10/01/24        2,500(e)    2,778,025
Hilliard City Sch. Dist.,
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/09        2,000       1,276,920
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/18        1,720         624,412
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/19        1,720         586,279
Huber Heights Water Sys. Rev., Cap.
 Apprec., M.B.I.A.                    Aaa              Zero        12/01/23        1,000         270,100
Hudson City, Park Impvt.              Aa2              6.125       12/01/19          555         589,638
Lorain Cnty. Hosp. Rev., Ref.
 Mtge., Elyria United Methodist
 Village                              BBB+(c)          6.875       6/01/22         2,000       1,996,360


6                                              See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
Lucas Cnty. Hlth. Fac. Rev., Ref.,
 Ohio Presbyterian Retirement Svcs.   NR               6.625%      7/01/14    $    1,750     $ 1,711,132
Lucas Cnty. Hosp. Rev., Promedica
 Healthcare Oblig., Ser. 96,
 M.B.I.A.                             Aaa              5.75        11/15/09        2,000(d)    2,130,240
Marysville Village Sch. Dist., Gen.
 Oblig., Sch. Impvt., M.B.I.A.        Aaa              Zero        12/01/15          865         374,804
Miami Cnty. Hosp. Fac. Rev., Ref. &
 Impvt., Upper Valley Med. Ctr.       Baa2             6.375       5/15/26           750         679,117
Montgomery Cnty. Hlth. Sys. Rev.,
 Ref., Franciscan Med. Ctr., Dayton   NR               5.50        7/01/18         1,750(e)    1,806,315
Montgomery Cnty. Swr. Sys. Rev.,
 Greater Moraine, Beaver Creek,
 F.G.I.C.                             Aaa              Zero        9/01/05         1,000         793,110
Morgan, Loc. Sch. Dist. F.S.A.        Aaa              5.75        12/01/22        1,000       1,018,150
Mount Vernon City Sch. Dist., Gen.
 Oblig., F.G.I.C.                     Aaa              7.50        12/01/14          500         556,600
Newark, Ltd. Tax Gen. Oblig., Wtr.
 Impvt., Cap. Apprec., A.M.B.A.C.     Aaa              Zero        12/01/06          805         600,305
Ohio Hsg. Fin. Agy. Mtg. Rev., Res.
 Conv. Opt C1, G.N.M.A., A.M.T.       Aaa              6.05        3/01/32         1,000       1,011,380
 Ser. A, G.N.M.A., A.M.T.             Aaa              6.35        9/01/31         1,000       1,034,250
Ohio St. Air Quality Dev. Auth.
 Rev., Poll. Ctrl.,
 Cleveland Elec. Co. Proj., Ref.,
 A.M.T.                               Ba1              6.10        8/01/20         1,000         950,260
 Cleveland Elec. Co. Proj., Ref.,
 F.G.I.C.                             Aaa              8.00        12/01/13        2,500       2,704,800
Ohio St. Bldg. Auth., Das Data Ctr.
 Proj.,                               Aa2              6.00        10/01/08          615         670,381
Ohio St. Environ. Impvt. Rev.,
 Ref., USX Corp. Proj.                Baa2             5.625       5/01/29         1,000         907,190
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv. Univ.,
 Ser. B                               Aa3              6.50        10/01/20          750         848,775


See Notes to Financial Statements                                              7

Prudential Municipal Series Fund                                     Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
Ohio St. Solid Waste Disposal Rev.,
 USG Corp. Proj. A.M.T.               Baa1             6.05%       8/01/34    $    1,000     $   954,360
Ohio St. Solid Waste Rev., A.M.T.     NR               8.50        8/01/22           500(f)      147,500
Ohio St. Tpk. Comm., Tpk. Rev.,
 Ref., Series A, F.G.I.C.             Aaa              5.50        2/15/24         4,000       4,063,400
Ohio St. Univ., Gen. Rcpts., Ser. A   Aa2              6.00        12/01/16        1,000       1,065,800
Ohio St. Water Dev. Auth., Poll.
 Cntrl. Fac. Rev.                     Ba3              5.25        9/01/33         1,250       1,232,575
Pickerington Local Sch. Dist.,
 Gen. Oblig., A.M.B.A.C.              Aaa              Zero        12/01/08          890         598,881
 Gen. Oblig., A.M.B.A.C.              Aaa              Zero        12/01/13          525         263,529
Puerto Rico Comwlth.
 Gen. Oblig., M.B.I.A.                NR               7.497       7/01/12         1,000       1,173,670
 Hwy. & Transn. Auth. Rev., Ser. A,
 M.B.I.A.                             Aaa              5.00        7/01/38           750         694,987
Puerto Rico Indl. Tourist Edu.,
 Med. & Env. Catl. Facs., Rev.        Baa2             6.625       6/01/26         1,000       1,042,430
Puerto Rico Pub. Bldgs. Auth. Rev.,
 Gtd. Pub. Ed. & Hlth. Facs., Ser.
 J                                    Baa1             Zero        7/01/06         3,000       2,299,620
Richland Cnty. Ohio Hosp. Facs.
 Rev. Ser. B                          A-(c)            6.375       11/15/22        1,000         997,520
Trumbull Cnty., Gen. Oblig.
 Cap. Apprec., A.M.B.A.C.             Aaa              Zero        12/01/09        1,250         798,075
Univ. of Puerto Rico Rev., Cap.
 Apprec. Ref., Ser. N, M.B.I.A.       Aaa              Zero        6/01/13         4,245       2,261,609
Virgin Islands Pub. Fin. Auth.
 Rev.,
 Gross Rcpts. Taxes, Loan Notes,
 Ser. A                               BBB-(c)          6.50        10/01/24          500         517,945
 Ref., Matching Loan Notes, Ser. A    AAA(c)           7.25        10/01/18        1,000(e)    1,079,990
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91           NR               7.75        10/01/06          305(e)      319,061
Virgin Islands Wtr. & Pwr. Auth.,
 Elec. Sys. Rev., Ser. A              NR               7.40        7/01/11           830(e)      858,901
                                                                                             -----------
Total long-term investments
 (cost $57,188,566)                                                                           59,764,961
                                                                                             -----------


8                                              See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.3%
Ohio St. Air Quality Dev. Auth.
 Rev. Adj. Ref., Cincinnati Gas &
 Elec., Ser. B, F.R.D.D.              VMIG1            4.30%       9/01/00    $      100     $   100,000
Ohio St. Solid Waste Rev.,
 BP Explr. & Oil Proj., F.R.D.D.      VMIG1            4.45        9/01/00           600         600,000
 BP Explr. & Oil Proj., F.R.D.D       VMIG1            4.45        9/01/00           100         100,000
                                                                                             -----------
Total short-term investments
 (cost $800,000)                                                                                 800,000
                                                                                             -----------
Total Investments  100.0%
 (cost $57,988,566; Note 4)                                                                   60,564,961
Other assets in excess of
 liabilities                                                                                      28,591
                                                                                             -----------
Net Assets  100%                                                                             $60,593,552
                                                                                             -----------
                                                                                             -----------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Represents when-issued security.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Security in default.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


See Notes to Financial Statements                                              9

Prudential Municipal Series Fund                                     Ohio Series
                       Statement of Assets and Liabilities

                                                                  August 31, 2000
----------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $57,988,566)                           $  60,564,961
Cash                                                                      98,237
Interest receivable                                                      706,111
Other assets                                                               1,847
                                                                 -----------------
      Total assets                                                    61,371,156
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                        622,274
Accrued expenses                                                          76,485
Dividends payable                                                         31,082
Management fee payable                                                    26,063
Distribution fee payable                                                  15,518
Deferred trustee's fees                                                    6,182
                                                                 -----------------
      Total liabilities                                                  777,604
                                                                 -----------------
NET ASSETS                                                         $  60,593,552
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      53,717
   Paid-in capital in excess of par                                   58,084,547
                                                                 -----------------
                                                                      58,138,264
   Accumulated net realized loss on investments                         (121,107)
   Net unrealized appreciation on investments                          2,576,395
                                                                 -----------------
Net assets, August 31, 2000                                        $  60,593,552
                                                                 -----------------
                                                                 -----------------


10                                             See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
                   Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2000
----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($44,267,072 / 3,925,073 shares of beneficial interest
      issued and outstanding)                                             $11.28
   Maximum sales charge (3% of offering price)                              0.35
                                                                 -----------------
   Maximum offering price to public                                       $11.63
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($16,148,328 / 1,430,872 shares of beneficial interest
      issued and outstanding)                                             $11.29
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($178,152 / 15,786 shares of beneficial interest issued
      and outstanding)                                                    $11.29
   Sales charge (1% of offering price)                                      0.11
                                                                 -----------------
   Offering price to public                                               $11.40
                                                                 -----------------
                                                                 -----------------


See Notes to Financial Statements                                             11

Prudential Municipal Series Fund                                     Ohio Series
                             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 3,948,930
                                                                 -----------------
Expenses
   Management fee                                                       329,819
   Distribution fee--Class A                                            114,178
   Distribution fee--Class B                                             99,475
   Distribution fee--Class C                                              1,463
   Custodian's fees and expenses                                         84,000
   Reports to shareholders                                               53,000
   Transfer agent's fees & expenses                                      40,000
   Registration fees                                                     28,000
   Legal fees and expenses                                               16,000
   Audit fees                                                            10,000
   Trustees' fees and expenses                                            8,000
   Miscellaneous                                                          8,289
                                                                 -----------------
      Total expenses                                                    792,224
Custodian fee credit                                                     (1,371)
                                                                 -----------------
    Net expenses                                                        790,853
                                                                 -----------------
Net investment income                                                 3,158,077
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (199,137)
   Financial futures transactions                                       186,509
                                                                 -----------------
                                                                        (12,628)
                                                                 -----------------
Net change in unrealized appreciation on:
   Investments                                                          (99,889)
   Financial futures contracts                                          (65,563)
                                                                 -----------------
                                                                       (165,452)
                                                                 -----------------
   Net loss on investments                                             (178,080)
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,979,997
                                                                 -----------------
                                                                 -----------------


12                                             See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
                       Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                -----------------------------------
                                                      2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     3,158,077     $    3,603,673
   Net realized gain (loss) on investment
      transactions                                       (12,628)           769,806
   Net change in unrealized appreciation on
      investments                                       (165,452)        (5,472,852)
                                                -----------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                        2,979,997         (1,099,373)
                                                -----------------    --------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income
      Class A                                         (2,221,407)        (2,304,508)
      Class B                                           (928,047)        (1,287,519)
      Class C                                             (8,623)           (11,646)
                                                -----------------    --------------
                                                      (3,158,077)        (3,603,673)
                                                -----------------    --------------
   Distributions in excess of net investment
      income
      Class A                                            (21,138)           (38,470)
      Class B                                             (9,767)           (23,367)
      Class C                                                (95)              (164)
                                                -----------------    --------------
                                                         (31,000)           (62,001)
                                                -----------------    --------------
   Distributions from net realized gains
      Class A                                           (257,882)        (1,111,350)
      Class B                                           (119,154)          (675,050)
      Class C                                             (1,168)            (4,744)
                                                -----------------    --------------
                                                        (378,204)        (1,791,144)
                                                -----------------    --------------
Series share transactions (net of share conversions)
 (Note 5):
   Net proceeds from shares sold                       1,352,379          6,020,350
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,139,011          3,287,977
   Cost of shares reacquired                         (15,195,098)       (16,660,880)
                                                -----------------    --------------
   Net decrease in net assets from Series
      share transactions                             (11,703,708)        (7,352,553)
                                                -----------------    --------------
Total decrease                                       (12,290,992)       (13,908,744)
NET ASSETS
Beginning of year                                     72,884,544         86,793,288
                                                -----------------    --------------
End of year                                      $    60,593,552     $   72,884,544
                                                -----------------    --------------
                                                -----------------    --------------


See Notes to Financial Statements                                             13

Prudential Municipal Series Fund                                     Ohio Series
                          Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gains. The Series seeks to achieve this objective by investing primarily in Ohio state, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

      Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

Prudential Municipal Series Fund                                     Ohio Series
                      Notes to Financial Statements Cont'd.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distribution in excess of net investment income and increase accumulated net realized loss on investments by $31,000, due to the sale of securities purchased with market discount during the year ended August 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Prudential Municipal Series Fund                                     Ohio Series
                      Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective August 23, 2000, such expenses under the Plans were .25 of 1% of average daily net assets of Class A, B and C shares.

      PIMS has advised the Series that they received approximately $5,100 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Municipal Series Fund                                     Ohio Series
                      Notes to Financial Statements Cont'd.

      PIMS has advised the Series that for the year ended August 31, 2000, they received approximately $31,600 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The purpose of the credit agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000 the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts during the year ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $30,700 for the services of PMFS. As of August 31, 2000, approximately $3,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $16,892,810 and $29,457,232, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,576,395 (gross unrealized appreciation--$3,647,355; gross unrealized depreciation--$1,070,960).

      The Series will elect, for United States Federal income tax purposes, to treat net capital losses of $141,150 incurred in the ten-month period ended August 31, 2000 as having been incurred in the following fiscal year.

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the

Prudential Municipal Series Fund                                     Ohio Series
                      Notes to Financial Statements Cont'd.

shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the year ended August 31, 2000 and the year ended August 31, 1999 were as follows:

Class A                                                           Shares       Amount
---------------------------------------------------------------  --------    -----------
Year ended August 31, 2000:
Shares sold....................................................    35,347    $   392,038
Shares issued in reinvestment of dividends and distributions...   140,612      1,551,607
Shares reacquired..............................................  (949,391)   (10,496,063)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (773,432)    (8,552,418)
Shares issued upon conversion from Class B.....................   570,794      6,334,941
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (202,638)   $(2,217,477)
                                                                 --------    -----------
                                                                 --------    -----------
Year ended August 31, 1999:
Shares sold....................................................   275,877    $ 3,318,064
Shares issued in reinvestment of dividends and distributions...   177,578      2,124,198
Shares reacquired..............................................  (695,495)    (8,255,801)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (242,040)    (2,813,539)
Shares issued upon conversion from Class B.....................   181,742      2,187,166
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................   (60,298)   $  (626,373)
                                                                 --------    -----------
                                                                 --------    -----------


Class B
---------------------------------------------------------------
Year ended August 31, 2000:
Shares sold....................................................    86,605    $   960,143
Shares issued in reinvestment of dividends and distributions...    52,484        579,499
Shares reacquired..............................................  (410,380)    (4,534,774)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (271,291)    (2,995,132)
Shares reacquired upon conversion into Class A.................  (570,548)    (6,334,941)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (841,839)   $(9,330,073)
                                                                 --------    -----------
                                                                 --------    -----------

Prudential Municipal Series Fund                                     Ohio Series
                      Notes to Financial Statements Cont'd.

Class B                                                           Shares       Amount
---------------------------------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold....................................................   209,044    $ 2,517,815
Shares issued in reinvestment of dividends and distributions...    96,304      1,154,072
Shares reacquired..............................................  (698,008)    (8,392,171)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (392,660)    (4,720,284)
Shares reacquired upon conversion into Class A.................  (181,591)    (2,187,166)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (574,251)   $(6,907,450)
                                                                 --------    -----------
                                                                 --------    -----------


Class C
---------------------------------------------------------------
Year ended August 31, 2000:
Shares sold....................................................        18    $       198
Shares issued in reinvestment of dividends and distributions...       716          7,905
Shares reacquired..............................................   (14,664)      (164,261)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................   (13,930)   $  (156,158)
                                                                 --------    -----------
                                                                 --------    -----------
Year ended August 31, 1999:
Shares sold....................................................    15,141    $   184,471
Shares issued in reinvestment of dividends and distributions...       816          9,707
Shares reacquired..............................................    (1,115)       (12,908)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................    14,842    $   181,270
                                                                 --------    -----------
                                                                 --------    -----------

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization') which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Fund, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Series would then cease operations.

      The Plan of Reorganization requires approval of the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.

Prudential Municipal Series Fund                                     Ohio Series
                              Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.33
                                                                     --------
Income from investment operations
Net investment income                                                     .54
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .56
                                                                     --------
Less distributions
Dividends from net investment income                                     (.54)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.61)
                                                                     --------
Net asset value, end of year                                          $ 11.28
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $44,267
Average net assets (000)                                              $45,671
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.12%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.86%
For Class A, B and C shares:
   Portfolio turnover rate                                                 26%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


20                                             See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
                          Financial Highlights Cont'd.

                                       Class A
------------------------------------------------------------------------------
                                Year Ended August 31,
------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
------------------------------------------------------------------------------
    $  12.31             $  11.95             $  11.70             $  11.92
    --------             --------             --------             --------
         .54                  .60                  .63(a)               .63(a)
        (.71)                 .42                  .27                 (.15)
    --------             --------             --------             --------
        (.17)                1.02                  .90                  .48
    --------             --------             --------             --------
        (.54)                (.60)                (.63)                (.63)
        (.01)                  --(c)                --(c)                --
        (.26)                (.06)                (.02)                (.07)
    --------             --------             --------             --------
        (.81)                (.66)                (.65)                (.70)
    --------             --------             --------             --------
    $  11.33             $  12.31             $  11.95             $  11.70
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.53)%               8.80%                7.92%                4.02%
    $ 46,775             $ 51,546             $ 50,977             $ 49,851
    $ 50,833             $ 51,082             $ 51,641             $ 51,205
         .97%                 .83%                 .80%(a)              .80%(a)
         .77%                 .73%                 .70%(a)              .70%(a)
        4.53%                4.93%                5.37%(a)             5.27%(a)
          45%                  30%                  22%                  35%


See Notes to Financial Statements                                             21

Prudential Municipal Series Fund                                     Ohio Series
                          Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.34
                                                                     --------
Income from investment operations
Net investment income                                                     .51
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .53
                                                                     --------
Less distributions
Dividends from net investment income                                     (.51)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.58)
                                                                     --------
Net asset value, end of year                                          $ 11.29
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $16,148
Average net assets (000)                                              $20,094
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.36%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.62%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


22                                             See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
                          Financial Highlights Cont'd.

                                       Class B
------------------------------------------------------------------------------
                                Year Ended August 31,
------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
------------------------------------------------------------------------------
    $  12.32             $  11.96             $  11.71             $  11.93
    --------             --------             --------             --------
         .51                  .55                  .59(a)               .58(a)
        (.71)                 .42                  .27                 (.15)
    --------             --------             --------             --------
        (.20)                 .97                  .86                  .43
    --------             --------             --------             --------
        (.51)                (.55)                (.59)                (.58)
        (.01)                  --(c)                --(c)                --
        (.26)                (.06)                (.02)                (.07)
    --------             --------             --------             --------
        (.78)                (.61)                (.61)                (.65)
    --------             --------             --------             --------
    $  11.34             $  12.32             $  11.96             $  11.71
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.82)%               8.36%                7.49%                3.61%
    $ 25,773             $ 35,064             $ 40,770             $ 50,998
    $ 30,456             $ 37,848             $ 45,503             $ 57,909
        1.27%                1.23%                1.20%(a)             1.20%(a)
         .77%                 .73%                 .70%(a)              .70%(a)
        4.23%                4.54%                4.97%(a)             4.87%(a)


See Notes to Financial Statements                                             23

Prudential Municipal Series Fund                                     Ohio Series
                          Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.34
                                                                     --------
Income from investment operations
Net investment income                                                     .48
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .50
                                                                     --------
Less distributions
Dividends from net investment income                                     (.48)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.55)
                                                                     --------
Net asset value, end of year                                          $ 11.29
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $   178
Average net assets (000)                                              $   198
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.61%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.36%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


24                                             See Notes to Financial Statements

Prudential Municipal Series Fund                                     Ohio Series
                          Financial Highlights Cont'd.

                                       Class C
------------------------------------------------------------------------------
                                Year Ended August 31,
------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
------------------------------------------------------------------------------
     $12.32               $11.96               $11.71               $11.93
    -------              -------              -------              -------
        .48                  .52                  .56(a)               .55(a)
       (.71)                 .42                  .27                 (.15)
    -------              -------              -------              -------
       (.23)                 .94                  .83                  .40
    -------              -------              -------              -------
       (.48)                (.52)                (.56)                (.55)
       (.01)                  --(c)                --(c)                --
       (.26)                (.06)                (.02)                (.07)
    -------              -------              -------              -------
       (.75)                (.58)                (.58)                (.62)
    -------              -------              -------              -------
     $11.34               $12.32               $11.96               $11.71
    -------              -------              -------              -------
    -------              -------              -------              -------
      (2.06)%               8.09%                7.22%                3.36%
     $  337               $  183               $   71               $   44
     $  289               $  149               $   57               $   97
       1.52%                1.48%                1.45%(a)             1.45%(a)
        .77%                 .73%                 .70%(a)              .70%(a)
       4.03%                4.26%                4.72%(a)             4.62%(a)


See Notes to Financial Statements                                             25

Prudential Municipal Series Fund                                     Ohio Series
                        Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified. As described in Note 6 to the financial statements, on August 23, 2000 the Trustees approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

Prudential Municipal Series Fund                                     Ohio Series
                   Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.54 per Class A share, $.51 per Class B share and $.48 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares $.005 (special taxable income and short-term capital gains) which is taxable as ordinary income and a long-term capital gain distribution of $.06 per Class A, B and C shares which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

Prudential Municipal Series Fund                                     Ohio Series
                            Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com      (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     Massachusetts Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
     Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Municipal Series Fund                                     Ohio Series
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com    (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Prudential Municipal Series Fund                                     Ohio Series
               Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years. Independent accountant's Report Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com     (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund                                     Ohio Series
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years        Ten Years     Since Inception
With Sales
 Charge         2.01%     4.17% (4.14)     6.22% (6.19)     6.11% (6.08)
Without Sales
 Charge         5.17%     4.81% (4.77)     6.54% (6.52)     6.41% (6.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Ohio Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization. The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years       Ten Years     Since Inception
With Sales
 Charge        -0.10%    4.28% (4.24)     6.16% (6.13)     7.08% (7.00)
Without Sales
 Charge         4.90%    4.44% (4.41)     6.16% (6.13)     7.08% (7.00)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Ohio Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization. The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund                                     Ohio Series
Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year     Five Years     Ten Years     Since Inception
With Sales
 Charge         2.59%      3.98% (3.94)      N/A         4.43% (4.38)
Without Sales
 Charge         4.64%      4.19% (4.15)      N/A         4.60% (4.55)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Ohio Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com     (800) 225-1852

Annual Report     August 31, 2000

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols     NASDAQ      CUSIP
     Class A     PROHX     74435M838
     Class B     PBOHX     74435M846
     Class C     PROCX     74435M499

MF123E

(ICON)  Printed on Recycled Paper

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), present and former officers, directors, employees and agents of the Registrant shall be indemnified by the Registrant against judgements, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit 7(b) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

     Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investment Fund Management, LLC (PIFM) (formerly known as Prudential Mutual Fund Management, Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS.

1.   (a) Restated Articles of Incorporation. Incorporated by reference to
     Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

     (b) Articles Supplementary.**


     (c) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

2.   Amended and Restated By-Laws of Registrant.*

3.   Not Applicable.

4. Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.**

5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to
     Exhibit 5(b) to

     Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).

     (c) Amendment to Subadvisory Agreement dated as of November 18, 1999, by and between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A filed March 2, 2000 (File No. 2-66407).

7. (a) Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

     (b) Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

8.   None.

9. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).

     (b) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A filed via EDGAR on March 2, 2000 (File No. 2-66407).

10. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

     (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

     (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

     (d) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

11.  Opinion and Consent of Counsel.**

12.  Tax Opinions and Consents of Counsel.**

13. (a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).

     (b) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A filed via EDGAR on March 2, 2000 (File No. 2-66407).

14. Consent of Independent Accountants to Registrant and to Prudential Municipal Series Fund.**

15.  Not Applicable.

16.  Not Applicable.

17.  (a) Proxies, filed immediately after Prospectus and Proxy Statement.**

     (b) Prospectus of the Registrant dated March 3, 2000.**

     (c) Intentionally omitted.

     (d) Supplement dated August 31, 2000 to Prospectus of the Registrant.*

     (e) Supplement dated September 13, 2000 to Prospectus of the
     Registrant.**

     (f) Prospectus of Massachusetts Series of Prudential Municipal Series Fund dated November 3, 2000.**


     (g) Prospectus of North Carolina Series of Prudential Municipal Series Fund dated November 3, 2000.**


     (h) Prospectus of Ohio Series of Prudential Municipal Series Fund dated November 3, 2000.**


     (i) Supplement dated November 3, 2000 to Prospectuses of Massachusetts, North Carolina and Ohio Series of Prudential Municipal Series Fund.**


     (j) Supplement dated November 3, 2000 to Prospectuses of Massachusetts, North Carolina and Ohio Series of Prudential Municipal Series Fund.**

     (k) President's Letter, filed immediately preceding Prospectus and Proxy Statement.*

     (l) Statement of Additional Information of Prudential Municipal Series Fund dated November 3, 2000.**

----------------------

* Incorporated by reference to identically numbered exhibit to Registrant's Initial Registration Statement on Form N-14 filed via
   EDGAR on September 28, 2000 (File No. 333-46832).


** Filed herewith.

ITEM 17. UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and State of New Jersey, on the 31st day of October, 2000.

                          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                          By:  /s/ John R. Strangfeld
                          ------------------------------------------------------
                          John R. Strangfeld, President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


NAME                                      TITLE                           DATE
---------                                      -----                           ----
/s/ Eugene C. Dorsey                           Director                        October 31, 2000
---------------------------------------
         EUGENE C. DORSEY
/s/ Delayne D. Gold                            Director                        October 31, 2000
---------------------------------------
         DELAYNE D. GOLD
/s/ Robert F. Gunia                            Vice President and              October 31, 2000
---------------------------------------        Director
         ROBERT F. GUNIA
/s/ Thomas T. Mooney                           Director                        October 31, 2000
---------------------------------------
         THOMAS T. MOONEY
/s/ Stephen P. Munn                            Director                        October 31, 2000
---------------------------------------
         STEPHEN P. MUNN
/s/ David R. Odenath                           Vice President and              October 31, 2000
---------------------------------------        Director
         DAVID R. ODENATH
/s/ Richard A. Redeker                         Director                        October 31, 2000
---------------------------------------
         RICHARD A. REDEKER
/s/ John R. Strangfeld                         President                       October 31, 2000
---------------------------------------        and Director
         JOHN R. STRANGFELD
/s/ Nancy Hays Teeters                         Director                        October 31, 2000
---------------------------------------
         NANCY HAYS TEETERS
                                               Director                        October 31, 2000
---------------------------------------
         LOUIS A. WEIL, III
/s/ Grace C. Torres                            Principal Financial and         October 31, 2000
---------------------------------------        Accounting Officer
         GRACE C. TORRES


                                  EXHIBIT INDEX


1.(b) Articles Supplementary.


4. Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.


11.   Opinion and Consent of Counsel.


12.   Tax Opinions and Consents of Counsel.


14. Consent of Independent Accountants to Registrant and to Prudential Municipal Series Fund.

l7.   (a) Proxies, filed immediately after Prospectus and Proxy Statement.

      (b) Prospectus of the Registrant dated March 3, 2000.




      (e) Supplement dated September 13, 2000 to Prospectus of the Registrant.


      (f) Prospectus of Massachusetts Series of Prudential Municipal Series Fund dated November 3, 2000.


      (g) Prospectus of North Carolina Series of Prudential Municipal Series Fund dated November 3, 2000.


      (h) Prospectus of Ohio Series of Prudential Municipal Series Fund dated November 3, 2000.


      (i) Supplement dated November 3, 2000 to Prospectuses of Massachusetts, North Carolina and Ohio Series of Prudential Municipal Series Fund.


      (j) Supplement dated November 3, 2000 to Prospectuses of Massachusetts, North Carolina and Ohio Series of Prudential Municipal Series Fund.


      (l) Statement of Additional Information of Prudential Municipal Series Fund dated November 3, 2000.